EXECUTION COPY

                                                                   Exhibit 99.1

===============================================================================

                         GSAA HOME EQUITY TRUST 2006-19

                           ASSET-BACKED CERTIFICATES

                                 SERIES 2006-19

                                MASTER SERVICING

                                      and

                                TRUST AGREEMENT

                                     among

                         GS MORTGAGE SECURITIES CORP.,
                                   Depositor,

                        U.S. BANK NATIONAL ASSOCIATION,
                                    Trustee,

                   THE BANK OF NEW YORK TRUST COMPANY, N.A.,
                        U.S. BANK NATIONAL ASSOCIATION,
                                      and
                     DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                   Custodians

                                      and

                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                  Master Servicer and Securities Administrator

                             Dated November 1, 2006

===============================================================================

                                                      TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I DEFINITIONS............................................................................................16
Section 1.01               Definitions...........................................................................16

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES                                          48

Section 2.01               Conveyance of Mortgage Loans..........................................................48
Section 2.02               Acceptance by the Custodians of the Mortgage Loans....................................50
Section 2.03               Execution and Delivery of Certificates................................................52
Section 2.04               REMIC Matters.........................................................................53
Section 2.05               Representations and Warranties of the Depositor.......................................53
Section 2.06               Representations and Warranties of BNY.................................................54
Section 2.07               Representations and Warranties of U.S. Bank...........................................55
Section 2.08               Representations and Warranties of Deutsche Bank.......................................55

ARTICLE III TRUST ACCOUNTS                                                                                       56

Section 3.01               Excess Reserve Fund Account; Distribution Account.....................................56
Section 3.02               Investment of Funds in the Distribution Account.......................................58

ARTICLE IV DISTRIBUTIONS                                                                                         59

Section 4.01               Priorities of Distribution............................................................59
Section 4.02               Monthly Statements to Certificateholders..............................................65
Section 4.03               Allocation of Applied Realized Loss Amounts...........................................67
Section 4.04               Certain Matters Relating to the Determination of LIBOR................................67
Section 4.05               Supplemental Interest Trust...........................................................68
Section 4.06               Trust's Obligations under the Interest Rate Swap Agreement;
                           Replacement and Termination of the Interest Rate Swap
                           Agreement.............................................................................69

ARTICLE V THE CERTIFICATES                                                                                       70

Section 5.01               The Certificates......................................................................70
Section 5.02               Certificate Register; Registration of Transfer and Exchange of
                           Certificates..........................................................................71
Section 5.03               Mutilated, Destroyed, Lost or Stolen Certificates.....................................76
Section 5.04               Persons Deemed Owners.................................................................77
Section 5.05               Access to List of Certificateholders' Names and Addresses.............................77
Section 5.06               Maintenance of Office or Agency.......................................................77

ARTICLE VI THE DEPOSITOR                                                                                         77

Section 6.01               Liabilities of the Depositor..........................................................77

                                       i

Section 6.02               Merger or Consolidation of the Depositor..............................................78
Section 6.03               Limitation on Liability of the Depositor and Others...................................78
Section 6.04               Servicing Compliance Review...........................................................78
Section 6.05               Option to Purchase Defaulted Mortgage Loans...........................................79

ARTICLE VII SERVICER DEFAULT                                                                                     79

Section 7.01               Events of Default.....................................................................79
Section 7.02               Master Servicer to Act; Appointment of Successor......................................79
Section 7.03               Master Servicer to Act as Servicer....................................................81
Section 7.04               Notification to Certificateholders....................................................81

ARTICLE VIII CONCERNING THE TRUSTEE AND THE CUSTODIANS                                                           81

Section 8.01               Duties of the Trustee and the Custodians..............................................81
Section 8.02               [Reserved]............................................................................82
Section 8.03               Certain Matters Affecting the Trustee and the Custodians..............................82
Section 8.04               Trustee and Custodians................................................................84
Section 8.05               Trustee May Own Certificates..........................................................84
Section 8.06               Trustee's Fees and Expenses...........................................................84
Section 8.07               Eligibility Requirements for the Trustee..............................................85
Section 8.08               Resignation and Removal of the Trustee................................................86
Section 8.09               Successor Trustee.....................................................................86
Section 8.10               Merger or Consolidation of the Trustee or the Custodians..............................87
Section 8.11               Appointment of Co-Trustee or Separate Trustee.........................................87
Section 8.12               Tax Matters...........................................................................88
Section 8.13               [Reserved]............................................................................91
Section 8.14               Tax Classification of the Excess Reserve Fund Account and the
                           Interest Rate Swap Agreement..........................................................92
Section 8.15               Custodial Responsibilities............................................................92

ARTICLE IX ADMINISTRATION OF THE MORTGAGE LOANS BY THE MASTER SERVICER                                           93

Section 9.01               Duties of the Master Servicer; Enforcement of Servicer's
                           Obligations  .........................................................................93
Section 9.02               Maintenance of Fidelity Bond and Errors and Omissions Insurance.......................95
Section 9.03               Representations and Warranties of the Master Servicer.................................95
Section 9.04               Master Servicer Events of Default.....................................................97
Section 9.05               Waiver of Default.....................................................................99
Section 9.06               Successor to the Master Servicer......................................................99
Section 9.07               Compensation of the Master Servicer..................................................101
Section 9.08               Merger or Consolidation..............................................................101
Section 9.09               Resignation of the Master Servicer...................................................101
Section 9.10               Assignment or Delegation of Duties by the Master Servicer............................101
Section 9.11               Limitation on Liability of the Master Servicer.......................................102
Section 9.12               Indemnification; Third Party Claims..................................................102

                                      ii


ARTICLE X CONCERNING THE SECURITIES ADMINISTRATOR                                                               103

Section 10.01              Duties of the Securities Administrator...............................................103
Section 10.02              Certain Matters Affecting the Securities Administrator...............................104
Section 10.03              Securities Administrator Not Liable for Certificates or Mortgage
                           Loans................................................................................106
Section 10.04              Securities Administrator May Own Certificates........................................106
Section 10.05              Securities Administrator's Fees and Expenses.........................................106
Section 10.06              Eligibility Requirements for the Securities Administrator............................107
Section 10.07              Resignation and Removal of the Securities Administrator..............................108
Section 10.08              Successor Securities Administrator...................................................109
Section 10.09              Merger or Consolidation of the Securities Administrator..............................109
Section 10.10              Assignment or Delegation of Duties by the Securities
                           Administrator........................................................................110

ARTICLE XI TERMINATION                                                                                          110

Section 11.01              Termination upon Liquidation or Purchase of the Mortgage Loans.......................110
Section 11.02              Final Distribution on the Certificates...............................................111
Section 11.03              Additional Termination Requirements..................................................113

ARTICLE XII MISCELLANEOUS PROVISIONS                                                                            113

Section 12.01              Amendment............................................................................113
Section 12.02              Recordation of Agreement; Counterparts...............................................116
Section 12.03              Governing Law........................................................................116
Section 12.04              Intention of Parties.................................................................116
Section 12.05              Notices..............................................................................116
Section 12.06              Severability of Provisions...........................................................118
Section 12.07              Limitation on Rights of Certificateholders...........................................118
Section 12.08              Certificates Nonassessable and Fully Paid............................................119
Section 12.09              Waiver of Jury Trial.................................................................119
Section 12.10              Rights of the Swap Provider..........................................................119

ARTICLE XIII EXCHANGE ACT REPORTING                                                                             119

Section 13.01              Filing Obligations...................................................................119
Section 13.02              Form 8-K Filings.....................................................................121
Section 13.03              Form 10-D Filings....................................................................122
Section 13.04              Form 10-K Filings....................................................................123
Section 13.05              Form 15 Filing.......................................................................125
Section 13.06              Sarbanes-Oxley Certification.........................................................125
Section 13.07              Report on Assessment of Compliance and Attestation...................................126
Section 13.08              Use of Subservicers and Subcontractors...............................................127

                                   SCHEDULES

Schedule I        Mortgage Loan Schedule

                                    EXHIBITS

Exhibit A         Form of Class A, Class M and Class B Certificates

Exhibit B         Form of Class P Certificates

Exhibit C         Form of Class R, Class RC and Class RX Certificates

Exhibit D         Form of Class X Certificate

Exhibit E         Form of Initial Certification of Custodian

Exhibit F         Form of Document Certification and Exception Report of
                  Custodian

Exhibit G         Form of Residual Transfer Affidavit

Exhibit H         Form of Transferor Certificate

Exhibit I         Form of Rule 144A Letter

Exhibit J-1       Form of Back-up Certification (Master Servicer)

Exhibit J-2       Form of Back-up Certification (Securities Administrator)

Exhibit K         Form of Servicing Criteria to be Addressed in Assessment of
                  Compliance Statement

Exhibit L         Form of Request for Release of Documents (U.S. Bank National
                  Association)

Exhibit L-1       Form of Request for Release of Documents (Deutsche Bank
                  National Trust Company)

Exhibit L-2       Form of Request for Release of Documents (The Bank of New
                  York Trust Company, N.A.)

Exhibit M         Form 8-K Disclosure Information

Exhibit N         Additional Form 10-D Disclosure

Exhibit O         Additional Form 10-K Disclosure

Exhibit P         Form of Master Loan Purchase Agreement, between various
                  sellers and Goldman Sachs Mortgage Company

Exhibit Q         Flow Servicing Agreement, dated as of January 1, 2006,
                  between Avelo Mortgage, L.L.C. and Goldman Sachs Mortgage
                  Company

Exhibit R         Servicing Agreement, dated as of July 1, 2004, between
                  Countrywide Home Loans Servicing LP and Goldman Sachs
                  Mortgage Company

Exhibit S         Master Mortgage Loan Purchase Agreement, dated as of July 1,
                  2004, between Countrywide Home Loans, Inc. and Goldman Sachs
                  Mortgage Company

Exhibit T         Amendment Reg AB, dated as of January 1, 2006, between
                  Goldman Sachs Mortgage Company and Countrywide Home Loans,
                  Inc.

Exhibit U         Amended and Restated Master Mortgage Loan Purchase Agreement,
                  dated as of November 1, 2005, between GreenPoint Mortgage
                  Funding, Inc. and Goldman Sachs Mortgage Company

Exhibit V Servicing Agreement, dated as of November 1, 2005, between GreenPoint Mortgage Funding, Inc. and Goldman Sachs Mortgage Company

Exhibit W         Amended and Restated Flow Seller's Warranties and Servicing
                  Agreement, dated as of December 1, 2005, between SunTrust
                  Mortgage, Inc. and Goldman Sachs Mortgage Company

Exhibit X Amendment No. 1, dated as of July 1, 2006, between Goldman Sachs Mortgage Company and SunTrust Mortgage, Inc.

Exhibit Y         Amended and Restated Flow Mortgage Loan Purchase and
                  Warranties Agreement, dated as of June 1, 2005 between
                  Goldman Sachs Mortgage Company and Ameriquest Mortgage
                  Company

Exhibit Z         Second Amended and Restated Master Mortgage Loan Purchase and
                  Interim Servicing Agreement, dated as of May 1, 2006, between
                  Goldman Sachs Mortgage Company and First National Bank of
                  Nevada

Exhibit AA        The Seller's Purchase, Warranties and Servicing Agreement,
                  dated as of April 1, 2006, between Goldman Sachs Mortgage
                  Company and Wachovia Mortgage Corporation

            THIS MASTER SERVICING AND TRUST AGREEMENT, dated as of November 1, 2006 (this "Agreement"), is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the "Depositor"), U.S. BANK NATIONAL ASSOCIATION ("U.S. Bank"), as trustee (in such capacity, the "Trustee"), THE BANK OF NEW YORK TRUST COMPANY, N.A. ("BNY"), as a custodian, U.S. BANK, as a custodian, DEUTSCHE BANK NATIONAL TRUST COMPANY ("Deutsche Bank"), as a custodian, (BNY, U.S. Bank and Deutsche Bank, each as a "Custodian" and together the "Custodians") and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells Fargo"), as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator").

                              W I T N E S S E T H:

            In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                             PRELIMINARY STATEMENT

The Securities Administrator on behalf of the Trust shall elect that four segregated asset pools within the Trust Fund be treated for federal income tax purposes as comprising four REMICs (each, a "Trust REMIC" or, in the alternative, the "Lower-Tier REMIC", the "Middle-Tier REMIC", the "Upper-Tier REMIC" and the "Class X REMIC", respectively). The Class UT-Swap IO Interest, the Class X Interest and each Class of LIBOR Certificates (other than the right of each Class of LIBOR Certificates to receive Basis Risk Carry Forward Amounts), represents ownership of a regular interest in the Upper-Tier REMIC for purposes of the REMIC Provisions. The Class R Certificates represent ownership of the sole class of residual interest in the Upper-Tier REMIC, the Class RC Certificates represent ownership of the sole class of residual interest in the Lower-Tier REMIC and the Middle-Tier REMIC, and the Class RX Certificates represent ownership of the sole class of residual interest in the Class X REMIC for purposes of the REMIC Provisions. The Startup Day for each REMIC described herein is the Closing Date. The latest possible maturity date for each Certificate is the latest date referenced in Section 2.04. The Class X REMIC shall hold as assets the Class X Interest and the Class UT-Swap-IO Interest as set out below. The Upper-Tier REMIC shall hold as assets the several classes of uncertificated Middle-Tier Regular Interests, set out below. The Middle-Tier REMIC shall hold as assets the several classes of uncertificated Lower-Tier Regular Interests, set out below. The Lower-Tier REMIC shall hold as assets the assets described in the definition of "Trust Fund" herein (other than the Prepayment Premiums and the Excess Reserve Fund Account). Each Lower-Tier Regular Interest is hereby designated as a regular interest in the Lower-Tier REMIC. Each Middle-Tier Regular Interest is hereby designated as a regular interest in the Middle-Tier REMIC. The Class MT-A-1, Class MT-A-2, Class MT-A-3A, Class MT-A-3B, Class MT-M-1, Class MT-M-2, Class MT-M-3, Class MT-M-4, Class MT-M-5, Class MT-M-6, Class MT-B-1, Class MT-B-2 and Class MT-B-3 Interests are hereby designated the MT-Accretion Directed Classes (the "MT Accretion Directed Classes"). The Class P Certificates represent beneficial ownership of the Prepayment Premiums, each Class of Certificates (excluding the Class P, Class X and each class of Residual Certificates) represents beneficial ownership of a regular interest in the Upper-Tier REMIC and the right to receive Basis Risk Carry Forward Amounts and the Class X

Certificates represent beneficial ownership of a regular interest in the Class X REMIC and the Excess Reserve Fund Account, which portions of the Trust Fund shall be treated as a grantor trust.

                              The Lower-Tier REMIC

      The Lower-Tier REMIC Interests will have the Initial Principal Balances and Pass-Through Rates as set forth in the following table:

--------------------------------------------------------------------------------
          Lower-Tier               Initial Principal          Pass-Through
        REMIC Interests                Balance(1)                 Rate
--------------------------------------------------------------------------------
Class LT-1A                          $ 7,888,500.00             (2)
--------------------------------------------------------------------------------
Class LT-1B                          $ 7,888,500.00             (2)
--------------------------------------------------------------------------------
Class LT-2A                         $ 19,395,500.00             (2)
--------------------------------------------------------------------------------
Class LT-2B                         $ 19,395,500.00             (2)
--------------------------------------------------------------------------------
Class LT-3A                         $ 18,451,500.00             (2)
--------------------------------------------------------------------------------
Class LT-3B                         $ 18,451,500.00             (2)
--------------------------------------------------------------------------------
Class LT-4A                         $ 17,553,500.00             (2)
--------------------------------------------------------------------------------
Class LT-4B                         $ 17,553,500.00             (2)
--------------------------------------------------------------------------------
Class LT-5A                         $ 16,698,500.00             (2)
--------------------------------------------------------------------------------
Class LT-5B                         $ 16,698,500.00             (2)
--------------------------------------------------------------------------------
Class LT-6A                         $ 15,886,000.00             (2)
--------------------------------------------------------------------------------
Class LT-6B                         $ 15,886,000.00             (2)
--------------------------------------------------------------------------------
Class LT-7A                         $ 15,112,000.00             (2)
--------------------------------------------------------------------------------
Class LT-7B                         $ 15,112,000.00             (2)
--------------------------------------------------------------------------------
Class LT-8A                         $ 14,376,500.00             (2)
--------------------------------------------------------------------------------
Class LT-8B                         $ 14,376,500.00             (2)
--------------------------------------------------------------------------------
Class LT-9A                         $ 13,676,500.00             (2)
--------------------------------------------------------------------------------
Class LT-9B                         $ 13,676,500.00             (2)
--------------------------------------------------------------------------------
Class LT-10A                        $ 13,010,500.00             (2)
--------------------------------------------------------------------------------
Class LT-10B                        $ 13,010,500.00             (2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class LT-11A                        $ 12,377,500.00             (2)
--------------------------------------------------------------------------------
Class LT-11B                        $ 12,377,500.00             (2)
--------------------------------------------------------------------------------
Class LT-12A                        $ 11,774,500.00             (2)
--------------------------------------------------------------------------------
Class LT-12B                        $ 11,774,500.00             (2)
--------------------------------------------------------------------------------
Class LT-13A                        $ 11,201,000.00             (2)
--------------------------------------------------------------------------------
Class LT-13B                        $ 11,201,000.00             (2)
--------------------------------------------------------------------------------
Class LT-14A                        $ 10,656,000.00             (2)
--------------------------------------------------------------------------------
Class LT-14B                        $ 10,656,000.00             (2)
--------------------------------------------------------------------------------
Class LT-15A                        $ 10,137,000.00             (2)
--------------------------------------------------------------------------------
Class LT-15B                        $ 10,137,000.00             (2)
--------------------------------------------------------------------------------
Class LT-16A                         $ 9,643,000.00             (2)
--------------------------------------------------------------------------------
Class LT-16B                         $ 9,643,000.00             (2)
--------------------------------------------------------------------------------
Class LT-17A                         $ 9,174,000.00             (2)
--------------------------------------------------------------------------------
Class LT-17B                         $ 9,174,000.00             (2)
--------------------------------------------------------------------------------
Class LT-18A                         $ 8,727,000.00             (2)
--------------------------------------------------------------------------------
Class LT-18B                         $ 8,727,000.00             (2)
--------------------------------------------------------------------------------
Class LT-19A                         $ 8,302,500.00             (2)
--------------------------------------------------------------------------------
Class LT-19B                         $ 8,302,500.00             (2)
--------------------------------------------------------------------------------
Class LT-20A                         $ 7,897,500.00             (2)
--------------------------------------------------------------------------------
Class LT-20B                         $ 7,897,500.00             (2)
--------------------------------------------------------------------------------
Class LT-21A                         $ 7,513,500.00             (2)
--------------------------------------------------------------------------------
Class LT-21B                         $ 7,513,500.00             (2)
--------------------------------------------------------------------------------
Class LT-22A                         $ 7,147,500.00             (2)
--------------------------------------------------------------------------------
Class LT-22B                         $ 7,147,500.00             (2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class LT-23A                         $ 6,799,500.00             (2)
--------------------------------------------------------------------------------
Class LT-23B                         $ 6,799,500.00             (2)
--------------------------------------------------------------------------------
Class LT-24A                         $ 6,468,000.00             (2)
--------------------------------------------------------------------------------
Class LT-24B                         $ 6,468,000.00             (2)
--------------------------------------------------------------------------------
Class LT-25A                         $ 6,153,500.00             (2)
--------------------------------------------------------------------------------
Class LT-25B                         $ 6,153,500.00             (2)
--------------------------------------------------------------------------------
Class LT-26A                         $ 5,853,500.00             (2)
--------------------------------------------------------------------------------
Class LT-26B                         $ 5,853,500.00             (2)
--------------------------------------------------------------------------------
Class LT-27A                         $ 5,568,500.00             (2)
--------------------------------------------------------------------------------
Class LT-27B                         $ 5,568,500.00             (2)
--------------------------------------------------------------------------------
Class LT-28A                         $ 5,297,500.00             (2)
--------------------------------------------------------------------------------
Class LT-28B                         $ 5,297,500.00             (2)
--------------------------------------------------------------------------------
Class LT-29A                         $ 5,039,500.00             (2)
--------------------------------------------------------------------------------
Class LT-29B                         $ 5,039,500.00             (2)
--------------------------------------------------------------------------------
Class LT-30A                         $ 4,794,000.00             (2)
--------------------------------------------------------------------------------
Class LT-30B                         $ 4,794,000.00             (2)
--------------------------------------------------------------------------------
Class LT-31A                         $ 4,560,500.00             (2)
--------------------------------------------------------------------------------
Class LT-31B                         $ 4,560,500.00             (2)
--------------------------------------------------------------------------------
Class LT-32A                         $ 4,338,500.00             (2)
--------------------------------------------------------------------------------
Class LT-32B                         $ 4,338,500.00             (2)
--------------------------------------------------------------------------------
Class LT-33A                         $ 4,127,000.00             (2)
--------------------------------------------------------------------------------
Class LT-33B                         $ 4,127,000.00             (2)
--------------------------------------------------------------------------------
Class LT-34A                         $ 3,926,000.00             (2)
--------------------------------------------------------------------------------
Class LT-34B                         $ 3,926,000.00             (2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class LT-35A                         $ 3,735,000.00             (2)
--------------------------------------------------------------------------------
Class LT-35B                         $ 3,735,000.00             (2)
--------------------------------------------------------------------------------
Class LT-36A                         $ 3,553,000.00             (2)
--------------------------------------------------------------------------------
Class LT-36B                         $ 3,553,000.00             (2)
--------------------------------------------------------------------------------
Class LT-37A                         $ 2,961,500.00             (2)
--------------------------------------------------------------------------------
Class LT-37B                         $ 2,961,500.00             (2)
--------------------------------------------------------------------------------
Class LT-38A                         $ 3,215,000.00             (2)
--------------------------------------------------------------------------------
Class LT-38B                         $ 3,215,000.00             (2)
--------------------------------------------------------------------------------
Class LT-39A                         $ 3,059,000.00             (2)
--------------------------------------------------------------------------------
Class LT-39B                         $ 3,059,000.00             (2)
--------------------------------------------------------------------------------
Class LT-40A                         $ 2,909,500.00             (2)
--------------------------------------------------------------------------------
Class LT-40B                         $ 2,909,500.00             (2)
--------------------------------------------------------------------------------
Class LT-41A                         $ 2,768,000.00             (2)
--------------------------------------------------------------------------------
Class LT-41B                         $ 2,768,000.00             (2)
--------------------------------------------------------------------------------
Class LT-42A                         $ 2,633,000.00             (2)
--------------------------------------------------------------------------------
Class LT-42B                         $ 2,633,000.00             (2)
--------------------------------------------------------------------------------
Class LT-43A                         $ 2,505,000.00             (2)
--------------------------------------------------------------------------------
Class LT-43B                         $ 2,505,000.00             (2)
--------------------------------------------------------------------------------
Class LT-44A                         $ 2,383,000.00             (2)
--------------------------------------------------------------------------------
Class LT-44B                         $ 2,383,000.00             (2)
--------------------------------------------------------------------------------
Class LT-45A                         $ 2,267,000.00             (2)
--------------------------------------------------------------------------------
Class LT-45B                         $ 2,267,000.00             (2)
--------------------------------------------------------------------------------
Class LT-46A                         $ 2,156,500.00             (2)
--------------------------------------------------------------------------------
Class LT-46B                         $ 2,156,500.00             (2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class LT-47A                         $ 2,051,000.00             (2)
--------------------------------------------------------------------------------
Class LT-47B                         $ 2,051,000.00             (2)
--------------------------------------------------------------------------------
Class LT-48A                         $ 1,951,500.00             (2)
--------------------------------------------------------------------------------
Class LT-48B                         $ 1,951,500.00             (2)
--------------------------------------------------------------------------------
Class LT-49A                         $ 1,856,500.00             (2)
--------------------------------------------------------------------------------
Class LT-49B                         $ 1,856,500.00             (2)
--------------------------------------------------------------------------------
Class LT-50A                         $ 1,766,000.00             (2)
--------------------------------------------------------------------------------
Class LT-50B                         $ 1,766,000.00             (2)
--------------------------------------------------------------------------------
Class LT-51A                         $ 1,680,000.00             (2)
--------------------------------------------------------------------------------
Class LT-51B                         $ 1,680,000.00             (2)
--------------------------------------------------------------------------------
Class LT-52A                         $ 1,598,000.00             (2)
--------------------------------------------------------------------------------
Class LT-52B                         $ 1,598,000.00             (2)
--------------------------------------------------------------------------------
Class LT-53A                         $ 1,520,500.00             (2)
--------------------------------------------------------------------------------
Class LT-53B                         $ 1,520,500.00             (2)
--------------------------------------------------------------------------------
Class LT-54A                         $ 1,446,000.00             (2)
--------------------------------------------------------------------------------
Class LT-54B                         $ 1,446,000.00             (2)
--------------------------------------------------------------------------------
Class LT-55A                         $ 1,376,000.00             (2)
--------------------------------------------------------------------------------
Class LT-55B                         $ 1,376,000.00             (2)
--------------------------------------------------------------------------------
Class LT-56A                         $ 1,308,500.00             (2)
--------------------------------------------------------------------------------
Class LT-56B                         $ 1,308,500.00             (2)
--------------------------------------------------------------------------------
Class LT-57A                         $ 1,245,000.00             (2)
--------------------------------------------------------------------------------
Class LT-57B                         $ 1,245,000.00             (2)
--------------------------------------------------------------------------------
Class LT-58A                         $ 1,186,000.00             (2)
--------------------------------------------------------------------------------
Class LT-58B                         $ 1,186,000.00             (2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class LT-59A                         $ 1,128,500.00             (2)
--------------------------------------------------------------------------------
Class LT-59B                         $ 1,128,500.00             (2)
--------------------------------------------------------------------------------
Class LT-60A                        $ 19,894,000.00             (2)
--------------------------------------------------------------------------------
Class LT-60B                        $ 19,894,000.00             (2)
--------------------------------------------------------------------------------
Class LT-Support                      (3)                       (2)
--------------------------------------------------------------------------------

----------------

(1) Scheduled principal, prepayments and Realized Losses will be allocated first, to the Class LT-Support Interest and second, among the other Classes designated "LT-", first, sequentially to the Class having the lowest cardinal number following such designation, in each case until reduced to zero, and second, among each class having the same cardinal number pro rata between each such class.

(2) On each Distribution Date, the interest rate will be the Weighted Average of the Adjusted Net Mortgages Rates then in effect on the beginning of the related Due Period on the Mortgage Loans ("Pool WAC").

(3) On each Distribution Date, following the allocation of Principal Amounts and Realized Losses, the principal balance in respect of the Class LT-Support Interest will equal the excess of the principal balance of the Mortgage Loans over the principal balance in respect of the remaining Lower-Tier REMIC Interests designated as "LT-".

            In addition to issuing the Lower-Tier Regular Interests, the Lower-Tier REMIC shall issue the Class R-1 Interest which shall be the sole class of residual interests in the Lower-Tier REMIC. The Class RC Certificates will represent ownership of the Class R-1 Interest and will be issued as a single certificate in definitive form in a principal amount of $100 and shall have no interest rate. Amounts received by the Class R-1 Interest shall be deemed paid from the Lower-Tier REMIC.

                                                        The Middle-Tier REMIC

                                        Middle-Tier                                                            Corresponding
 Middle-Tier Interest Designation      Interest Rate           Initial Middle-Tier Principal Amount        Upper-Tier REMIC Class
 --------------------------------      -------------           ------------------------------------        ----------------------
Class MT-A-1                                (1)           1/2 initial Class Certificate Balance of                    A-1
                                                          Corresponding Upper-Tier REMIC Regular
                                                          Interest
Class MT-A-2                                (1)           1/2 initial Class Certificate Balance of                    A-2A
                                                          Corresponding Upper-Tier REMIC Regular
                                                          Interest
Class MT-A-3A                               (1)           1/2 initial Class Certificate Balance of                    A-3A
                                                          Corresponding Upper-Tier REMIC Regular
                                                          Interest
Class MT-A-3B                               (1)           1/2 initial Class Certificate Balance of                    A-3B
                                                          Corresponding Upper-Tier REMIC Regular
                                                          Interest

                                                        The Middle-Tier REMIC

                                        Middle-Tier                                                            Corresponding
 Middle-Tier Interest Designation      Interest Rate           Initial Middle-Tier Principal Amount        Upper-Tier REMIC Class
 --------------------------------      -------------           ------------------------------------        ----------------------
Class MT-M-1                                (1)           1/2 initial Class Certificate Balance of                    M-1
                                                          Corresponding Upper-Tier REMIC Regular
                                                          Interest
Class MT-M-2                                (1)           1/2 initial Class Certificate Balance of                    M-2
                                                          Corresponding Upper-Tier REMIC Regular
                                                          Interest
Class MT-M-3                                (1)           1/2 initial Class Certificate Balance of                    M-3
                                                          Corresponding Upper-Tier REMIC Regular
                                                          Interest
Class MT-M-4                                (1)           1/2 initial Class Certificate Balance of                    M-4
                                                          Corresponding Upper-Tier REMIC Regular
                                                          Interest
Class MT-M-5                                (1)           1/2 initial Class Certificate Balance of                    M-5
                                                          Corresponding Upper-Tier REMIC Regular
                                                          Interest
Class MT-M-6                                (1)           1/2 initial Class Certificate Balance of                    M-6
                                                          Corresponding Upper-Tier REMIC Regular
                                                          Interest
Class MT-B-1                                (1)           1/2 initial Class Certificate Balance of                    B-1
                                                          Corresponding Upper-Tier REMIC Regular
                                                          Interest
Class MT-B-2                                (1)           1/2 initial Class Certificate Balance of                    B-2
                                                          Corresponding Upper-Tier REMIC Regular
                                                          Interest
Class MT-B-3                                (1)           1/2 initial Class Certificate Balance of                    B-3
                                                          Corresponding Upper-Tier REMIC Regular
                                                          Interest
Class MT-Accrual                            (1)           1/2 Pool Stated Principal Balance plus 1/2                  N/A
                                                          Overcollateralized Amount
Class MT-Swap IO                            (2)           (2)                                                         N/A

-------------------

(1) The interest rate with respect to any Distribution Date for these interests will equal the weighted average of the pass through rates of the Lower-Tier REMIC Interests treating: (i) each "A" class (e.g. LT-1A, LT-2A, LT-3A ...) as subject to a cap and a floor equal to the product of: (i) 2 and (ii) Pool WAC minus the fixed rate payable to the Swap Provider by the Trust for such Distribution Date, and (ii) each "B" class (e.g. LT-1B, LT-2B, LT-3B ...) as subject to a cap and a floor rate equal to the product of 2 and One Month LIBOR, in each case whose cardinal number preceding such designation (e.g. -1, -2, -3,...) is not exceeded by the ordinal number of the Distribution Date following the Closing Date (e.g. first, second, third,...) for such Distribution Date (the "Tax WAC Cap").

(2) For each Distribution Date, the interest rate will equal the excess of the fixed rate payable to the Swap Provider by the Trust for such Distribution Date over one month LIBOR on a notional balance equal to the sum of the principal balances of each Lower-Tier REMIC Regular Interests whose cardinal number following such designation (e.g. -1, -2, -3,...) is not exceeded by the ordinal number of the Distribution Date following the Closing Date (e.g. first, second, third,...) for such Distribution Date.

                  The Middle-Tier REMIC shall hold as assets all of the Middle-Tier REMIC Regular Interests.

                  On each Distribution Date, 50% of the increase in the Overcollateralized Amount will be payable as a reduction of the Middle-Tier Principal Amount of the MT-Accretion Directed Classes (each such Class will be reduced by an amount equal to 50% of any increase in the Overcollateralized Amount that is attributable to a reduction in the Class Certificate Balance of its Corresponding Class) and will be accrued and added to the Middle-Tier Principal Amount of the Class MT-Accrual Interest. On each Distribution Date, the increase in the Middle-Tier Principal Amount of the Class MT-Accrual Interest may not exceed interest accruals for such Distribution Date for the Class MT-Accrual Interest. In the event that: (i) 50% of the increase in the Overcollateralized Amount exceeds (ii) interest accruals on the Class MT-Accrual Interest for such Distribution Date, the excess for such Distribution Date (accumulated with all such excesses for all prior Distribution Dates) will be added to any increase in the Overcollateralized Amount for purposes of determining the amount of interest accrual on the Class MT-Accrual Interest payable as principal on the MT-Accretion Directed Classes on the next Distribution Date pursuant to the first sentence of this paragraph. All payments of scheduled principal and prepayments of principal generated by the Mortgage Loans shall be allocated (i) 50% to the Class MT-Accrual Interest and (ii) 50% to the MT-Accretion Directed Classes (principal payments shall be allocated among such MT-Accretion Directed Classes in an amount equal to 50% of the principal amounts allocated to their respective Corresponding Classes), until paid in full. Notwithstanding the above, principal payments allocated to the Class X Interest that result in the reduction in the Overcollateralized Amount shall be allocated to the Class MT-Accrual Interest (until paid in full). Realized Losses shall be applied so that after all distributions have been made on each Distribution Date (i) the Middle-Tier Principal Amount of each of the MT-Accretion Directed Classes is equal to 50% of the Class Certificate Balance of its Corresponding Class, and (ii) the Class MT-Accrual Interest are equal to 50% of the aggregate Stated Principal Balance of the Mortgage Loans plus 50% of the Overcollateralized Amount.

                  In addition to issuing the Middle-Tier Regular Interests, the Middle-Tier REMIC shall issue the Class R-2 Interest which shall be the sole class of residual interests in the Middle-Tier REMIC. The Class RC Certificates will represent ownership of the Class R-2 Interest and will be issued as a single certificate in definitive form in a principal amount of $100 and shall have no interest rate. Amounts received by the Class R-2 Interest shall be deemed paid from the Middle-Tier REMIC.

                              The Upper-Tier REMIC

                  The Upper-Tier REMIC shall issue the following classes of Upper-Tier Regular Interests, and each such interest, other than the Class UT-R Interest, is hereby designated as a regular interest in the Upper-Tier REMIC.

                                     Upper-Tier Interest
                                          Rate and              Initial Upper-Tier Principal
          Upper-Tier                    Corresponding             Amount and Corresponding      Corresponding Class of
      Class Designation            Class Pass-Through Rate       Class Certificate Balance           Certificates
-----------------------------      -----------------------      -----------------------------  --------------------------
Class A-1                                    (1)                        $    452,682,000       Class A-1(15)
Class A-2                                    (2)                        $    129,034,000       Class A-2(15)
Class A-3A                                   (3)                        $    172,006,000       Class A-3A(15)
Class A-3B                                   (4)                        $    19,112,000        Class A-3B(15)
Class M-1                                    (5)                        $    11,231,000        Class M-1(15)
Class M-2                                    (6)                        $    10,399,000        Class M-2(15)
Class M-3                                    (7)                        $    6,239,000         Class M-3(15)
Class M-4                                    (8)                        $    4,574,000         Class M-4(15)
Class M-5                                    (9)                        $    4,160,000         Class M-5(15)
Class M-6                                   (10)                        $    4,160,000         Class M-6(15)
Class B-1                                   (11)                        $    4,160,000         Class B-1(15)
Class B-2                                   (12)                        $    4,991,000         Class B-2(15)
Class B-3                                   (13)                        $    4,160,000         Class B-3(15)
Class X                                     (14)                                    (14)       Class X(14)
Class UT-Swap IO                            (16)                                    (16)       Class X(16)

(1) The Class A-1 Interest will bear interest during each Interest Accrual period at a per annum rate equal to the least of (i) one-month LIBOR plus 0.090% (0.180% after the first distribution date on which the optional clean-up call is exercisable), (ii) the Tax Loan Cap and (iii) the Tax WAC Cap.

(2) The Class A-2 Interest will bear interest during each Interest Accrual period at a per annum rate equal to the least of (i) one-month LIBOR plus 0.180% (0.360% after the first distribution date on which the optional clean-up call is exercisable), (ii) the Tax Loan Cap and (iii) the Tax WAC Cap.

(3) The Class A-3A Interest will bear interest during each Interest Accrual period at a per annum rate equal to the least of (i) one-month LIBOR plus 0.240% (0.480% after the first distribution date on which the optional clean-up call is exercisable), (ii) the Tax Loan Cap and (iii) the Tax WAC Cap.

(4) The Class A-3B Interest will bear interest during each Interest Accrual period at a per annum rate equal to the least of (i) one-month LIBOR plus 0.260% (0.520% after the first distribution date on which the optional clean-up call is exercisable), (ii) the Tax Loan Cap and (iii) the Tax WAC Cap.

(5) The Class M-1 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to lesser of (i) one-month LIBOR plus 0.280% (0.420% after the first distribution date on which the optional clean-up call is exercisable) and (ii) the Tax WAC Cap.

(6) The Class M-2 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to lesser of (i) one-month LIBOR plus 0.290% (0.435% after the first distribution date on which the optional clean-up call is exercisable) and (ii) the Tax WAC Cap.

(7) The Class M-3 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to lesser of (i) one-month LIBOR plus 0.320% (0.480% after the first distribution date on which the optional clean-up call is exercisable) and (ii) the Tax WAC Cap.

(8) The Class M-4 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to lesser of (i) one-month LIBOR plus 0.370% (0.555% after the first distribution date on which the optional clean-up call is exercisable) and (ii) the Tax WAC Cap.

(9) The Class M-5 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to lesser of (i) one-month LIBOR plus 0.400% (0.600% after the first distribution date on which the optional clean-up call is exercisable) and (ii) the Tax WAC Cap.

(10) The Class M-6 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to lesser of (i) one-month LIBOR plus 0.450% (0.675% after the first distribution date on which the optional clean-up call is exercisable) and (ii) the Tax WAC Cap.

(11) The Class B-1 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to lesser of (i) one-month LIBOR plus 1.000% (1.500% after the first distribution date on which the optional clean-up call is exercisable) and (ii) the Tax WAC Cap.

(12) The Class B-2 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to lesser of (i) one-month LIBOR plus 2.000% (3.000% after the first distribution date on which the optional clean-up call is exercisable) and (ii) the Tax WAC Cap.

(13) The Class B-3 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to lesser of (i) one-month LIBOR plus 2.000% (3.000% after the first distribution date on which the optional clean-up call is exercisable) and (ii) the Tax WAC Cap.

(14) The Class X Interest will have a principal balance to the extent of any Overcollateralized Amount. The Class X Interest will not accrue interest on such balance but will accrue interest on a notional principal balance. As of any Distribution Date, the Class X Interest shall have a notional principal balance equal to the aggregate of the principal balances of the Middle-Tier Regular Interests as of the first day of the related Interest Accrual Period. With respect to any Interest Accrual Period, the Class X Interest shall bear interest at a rate equal to the excess, if any, of the Tax WAC Cap over the product of (i) 2 and (ii) the weighted average Middle-Tier Interest Rate of the Middle-Tier Regular Interests, where the Middle-Tier Interest Rates on the Class MT-Accrual Interest is subject to a cap equal to zero and each MT-Accretion Directed Class is subject to a cap equal to the Pass-Through Rate on its Corresponding Class. With respect to any Distribution Date, interest that so accrues on the notional principal balance of the Class X Interest shall be deferred in an amount equal to any increase in the Overcollateralized Amount on such Distribution Date. Such deferred interest shall not itself bear interest. The Class X Certificates will represent beneficial ownership of a regular interest issued by the Class X REMIC, the Interest Rate Swap Agreement, the Supplemental Interest Trust and amounts in the Excess Reserve Fund Account and the Supplemental Interest Trust, subject to the obligation to make payments from the Excess Reserve Fund Account in respect of Basis Risk Carry Forward Amounts. For federal income tax purposes, the Securities Administrator will treat the Class X Certificateholders' obligation to make payments from the Excess Reserve Fund Account and the Supplemental Interest Trust as payments made pursuant to an interest rate cap contract written by the Class X Certificateholders in favor of each Class of LIBOR Certificates. Such rights of the Class X Certificateholders and Principal Certificateholders shall be treated as held in a portion of the Trust Fund that is treated as a grantor trust under subpart E, Part I of subchapter J of the Code.

(15) Each of the Certificates will bear interest at a pass through rate equal to the pass through rate in respect of its Corresponding Upper-Tier REMIC Class substituting the term "WAC Cap" for each reference to "Tax WAC Cap". Each of these Certificates will represent not only the ownership of the Corresponding Class of Upper-Tier Regular Interest but also the right to receive payments from the Excess Reserve Fund Account and the Supplemental Interest Trust in respect of any Basis Risk Carry Forward Amounts. For federal income tax purposes, the Securities Administrator will treat a Certificateholder's right to receive payments from the Excess Reserve Fund Account and the Supplemental Interest Trust as payments made pursuant to an interest rate cap contract written by the Class X Certificateholders.

(16) For each Distribution Date, 100% of the cash flow in respect of the Class MT-Swap IO Interest. The Class X Certificates will be entitled to 100% of the Cash flow in respect of the Class UT-Swap IO Interest.

      Each of these Certificates will also be subject to the obligation to pay Class IO Shortfalls as described in Section 8.14. For federal income tax purposes, any amount distributed on the Upper Tier REMIC Interests on any such Distribution Date in excess of their Pass Through Rate, (the "REMIC Cap") shall be treated as having been paid from the Excess Reserve Fund Account or the Supplemental Interest Trust, as applicable, and any excess of the REMIC Cap over the amount distributable on such Class of Upper Tier REMIC Interests on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to, and as further provided in, Section 8.14. The Securities Administrator will treat a LIBOR Certificateholder's right to receive payments from the Excess Reserve Fund Account and the Supplemental Interest Trust as payments made pursuant to an interest rate cap contract written by the Class X Certificateholders.

      In addition to issuing the Upper-Tier Regular Interests, the Upper-Tier REMIC shall issue the Class R Certificates, which shall be the sole class of residual interests in the Upper-Tier REMIC. The Class R Certificates will be issued as a single certificate in definitive form in a principal amount of $100 and shall have no interest rate. Amounts received by the Class R Certificates shall be deemed paid from the Upper-Tier REMIC.

                                 Class X REMIC

      The Class X REMIC shall issue the following classes of interests. The Class X Certificates shall represent a regular interest in the Class X REMIC and the Class RX Certificates shall represent the sole class of residual interest in the Class X REMIC.

                                                     Class X
          Class X REMIC            Interest           REMIC
           Designation               Rate           Principal
                                                      Amount
        Class X Certificates         (1)               (1)

-----------------

(1) The Class X Certificates are entitled to 100% of the interest and principal on the Class X Interest and the Class UT-Swap-IO Interest on each Distribution Date.

      In addition to issuing the Class X Certificates, the Class X REMIC shall issue the Class R-X Certificates which shall be the sole class of residual interests in the Class X REMIC. The Class RX Certificates will be issued as a single certificate in definitive form in a principal amount of $100 and shall have no interest rate. Amounts received by the Class RX Certificates shall be deemed paid from the Class X REMIC.

      The foregoing REMIC structure is intended to cause all of the cash from the Mortgage Loans to flow through to the Upper-Tier REMIC as cash flow on a REMIC regular interest, without creating any actual or potential shortfall (other than for credit losses) to any Trust REMIC regular interest. It is not intended that the Class R, Class RC or Class RX Certificates be entitled to any cash flow pursuant to this Agreement except as provided in Section 4.01(a)(ii)(A)(a) hereunder.

            For any purpose for which the Pass-Through Rates are calculated, the interest rate on the Mortgage Loans shall be appropriately adjusted to account for the difference between the monthly day count convention of the Mortgage Loans and the monthly day count convention of the regular interests issued by each of the REMICs. For purposes of calculating the Pass-Through Rates for each of the interests issued by the Lower-Tier REMIC and the Middle-Tier REMIC such rates shall be adjusted to equal a monthly day count convention based on a 30 day month for each Due Period and a 360-day year so that the Mortgage Loans and all regular interests will be using the same monthly day count convention.

The minimum denomination for each Class of the Offered Certificates will be $50,000 initial Certificate Balance, with integral multiples of $1 in excess thereof except that one Certificate in each Class may be issued in a different amount. The minimum denomination for (a) the Class R and Class RC Certificates will each be $100 and each will be a 100% Percentage Interest in such Class,
(b) the Class RX Certificates will be a 100% Percentage Interest in such Class and (c) the Class P and Class X Certificates will be a 1% Percentage Interest in each such Class.

                  Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates............All Classes of Certificates other than the
                                   Physical Certificates.

Class A Certificates...............The Class.A-1, Class A-2, Class A-3A and
                                   Class A-3B Certificates, collectively.

Class B Certificates...............The Class B-1, Class B-2 and Class B-3
                                   Certificates, collectively.

Class M Certificates...............The Class M-1, Class M-2, Class M-3, Class
                                   M-4, Class M-5 and Class M-6 Certificates, collectively.

Residual Certificates..............The Class R, Class RC and Class RX
                                   Certificates.

ERISA Restricted                   The Private Certificates and any
Certificates.......................Certificate with a rating below the lowest applicable permitted rating under the
                                   Underwriters' Exemption.

LIBOR Certificates.................The Offered Certificates other than the
                                   Residual Certificates.

Offered Certificates...............All Classes of Certificates other than the
                                   Private Certificates.

Private Certificates...............The Class P and Class X Certificates.

Physical Certificates..............The Class R, Class RC, Class RX, Class P
                                   and Class X Certificates.

Principal Certificates.............The Offered Certificates.

Rating Agencies....................Moody's and S&P.

Regular Certificates...............All Classes of Certificates other than the
                                   Residual Certificates.

Subordinated Certificates..........The Class M and Class B Certificates.

                                   ARTICLE I

                                  DEFINITIONS

                  Section 1.01 Definitions. Capitalized terms used herein but not defined herein shall have the meanings given them in the applicable Servicing Agreement or Sale Agreement. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  10-K Filing Deadline: As defined in Section 13.04.

                  60+ Day Delinquent Mortgage Loan: Each Mortgage Loan with respect to which any portion of a Monthly Payment is, as of the last day of the prior Due Period, two (2) months or more past due (without giving effect to any grace period), each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy.

                  Account: Any of the Distribution Account or the Excess Reserve Fund Account. Each such Account shall be a separate Eligible Account.

                  Accrued Certificate Interest Distribution Amount: With respect to any Distribution Date for each Class of LIBOR Certificates, the amount of interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the related Class Certificate Balance immediately prior to such Distribution Date, as reduced by such Class's share of Net Prepayment Interest Shortfalls and Relief Act Interest Shortfalls for the related Due Period allocated to such Class pursuant to Section 4.01.

                  Additional Form 10-D Disclosure: As defined in Section 13.03.

                  Additional Form 10-K Disclosure: As defined in Section 13.04.

                  Additional Servicer: Each affiliate of each Servicer that services any of the Mortgage Loans and each Person who is not an affiliate of the any Servicer, who services 10% or more of the Mortgage Loans. For clarification purposes, the Master Servicer and the Securities Administrator are Additional Servicers.

                  Adjusted Net Mortgage Interest Rate: As to each Mortgage Loan and at any time, the per annum rate equal to the Mortgage Interest Rate less the Expense Fee Rate.

                  Administrative Fee Rate: With respect to any Mortgage Loan, the Master Servicing Fee Rate.

                  Administrative Fees: As to each Mortgage Loan, the fees calculated by reference to the Administrative Fee Rate.

                  Advance: Any Monthly Advance or Servicing Advance.

                  Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  Agreement: This Master Servicing and Trust Agreement and all amendments or supplements hereto.

                  Ameriquest: Ameriquest Mortgage Company, a Delaware corporation, and its successors in interest.

                  Ameriquest Mortgage Loans: The Mortgage Loans acquired by the Purchaser pursuant to the Ameriquest Sale Agreement.

                  Ameriquest Sale Agreement: The Amended and Restated Flow Mortgage Loan Purchase and Warranties Agreement, dated as of June 1, 2005, between GSMC and Ameriquest.

                  Applied Realized Loss Amount: With respect to any Distribution Date, the amount, if any, by which the aggregate Class Certificate Balance of the LIBOR Certificates after distributions of principal on such Distribution Date exceeds the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date.

                  Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form (other than the assignee's name and recording information not yet returned from the recording office), reflecting the sale of the Mortgage to the Trustee.

                  Assignment Agreement: A Step 1 Assignment Agreement or a Step 2 Assignment Agreement.

                  Auction Call: As defined in Section 9.03(b).

                  Available Funds: With respect to any Distribution Date and the Mortgage Loans to the extent received by the Master Servicer (x) the sum of (without duplication) (i) all scheduled installments of interest (net of the related Expense Fees) and principal due on the Due Date on such Mortgage Loans in the related Due Period and received on or prior to the related Determination Date, together with any Monthly Advances in respect thereof; (ii) all Condemnation Proceeds, Insurance Proceeds and Liquidation Proceeds received during the related Principal Prepayment Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any); (iii) all partial or full prepayments (excluding Prepayment Premiums) on the Mortgage Loans received during the related Principal Prepayment Period together with all Compensating Interest paid in connection therewith; (iv) all amounts received with respect to such Distribution Date in connection with a purchase or repurchase of a Deleted Mortgage Loan; (v) all amounts received with respect to such Distribution Date in connection with the operation of the Primary Mortgage Insurance Policy, if applicable; (vi) all amounts received with respect to such Distribution Date as a Substitution Adjustment Amount received in connection with the substitution of a Mortgage Loan; (vii) all Net Swap Receipt Amounts, if any, less Net Swap Payment Amounts, if any, for such Distribution Date; and (viii) all proceeds received with respect to the termination of the

Trust Fund pursuant to clause (a) of Section 11.01; reduced by (y) all amounts in reimbursement for Monthly Advances and Servicing Advances previously made with respect to the Mortgage Loans, and other amounts as to which the Servicers, the Depositor, the Master Servicer, the Securities Administrator, the Trustee (or co-trustee) or the Custodians are entitled to be paid or reimbursed pursuant to this Agreement.

                  Avelo: Avelo Mortgage, L.L.C., a Delaware limited liability company, and its successors in interest.

                  Avelo Call: As defined in Section 11.01.

                  Avelo Servicing Agreement: The Flow Servicing Agreement, dated as of January 1, 2006, between Avelo and GSMC, as modified by the related Assignment Agreements.

                  Back-Up Certification: As defined in Section 13.06.

                  Basic Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount for such Distribution Date over (ii) the Excess Overcollateralized Amount, if any, for such Distribution Date.

                  Basis Risk Carry Forward Amount: With respect to each Class of LIBOR Certificates, as of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for any Class of LIBOR Certificates is based upon the WAC Cap, the excess, if any, of (i) the amount of interest such Class of Certificates would otherwise be entitled to receive on such Distribution Date had such Pass-Through Rate not been subject to the WAC Cap, over (ii) the amount of interest that Class of Certificates received on such Distribution Date taking into account the WAC Cap and (B) the Basis Risk Carry Forward Amount for such Class of Certificates for all previous Distribution Dates not previously paid, together with interest thereon at a rate equal to the applicable Pass-Through Rate for such Class of Certificates for such Distribution Date, without giving effect to the WAC Cap).

                  Basis Risk Payment: For any Distribution Date, an amount equal to the lesser of (i) the aggregate of the Basis Risk Carry Forward Amounts for such Distribution Date, (ii) the Class X Distributable Amount (prior to any reduction for Basis Risk Payments) or (iii) the amount payable from the Supplemental Interest Trust.

                  BNY: The Bank of New York Trust Company, N.A., a national banking association, and its successors in interest.

                  Book-Entry Certificates: As specified in the Preliminary Statement.

                  Business Day: Any day other than (i) Saturday or Sunday, or
(ii) a day on which banking and savings and loan institutions in (a) the States of New York, California, Texas, Maryland and Minnesota, (b) with respect to a Servicer, the State in which such Servicer's servicing operations are located, or (c) the State in which the Trustee's operations are located, are authorized or obligated by law or executive order to be closed.

                  Certificate: Any one of the Certificates executed by the Securities Administrator in substantially the forms attached hereto as exhibits.

                  Certificate Balance: With respect to any Class of LIBOR Certificates, at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus all distributions of principal previously made with respect thereto and in the case of any Subordinated Certificates, reduced by any Applied Realized Loss Amounts applicable to such Class of Subordinated Certificates; provided, however, that immediately following the Distribution Date on which a Subsequent Recovery is distributed, the Class Certificate Balances of any Class or Classes of Certificates that have been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recovery distributed on such Distribution Date (up to the amount of Applied Realized Loss Amounts allocated to such Class or Classes). The Class X and Class P Certificates have no Certificate Balance.

                  Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

                  Certificate Register: The register maintained pursuant to
Section 5.02.

                  Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Securities Administrator is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

                  Certification Parties: As defined in Section 13.06.

                  Certifying Person: As defined in Section 13.06.

                  Class: All Certificates bearing the same class designation as set forth in this Agreement.

                  Class A Certificates: As specified in the Preliminary
Statement.

                  Class A-1 Certificates: All Certificates bearing the class designation of "Class A-1."

                  Class A-2 Certificates: All Certificates bearing the class designation of "Class A-2."

                  Class A-3A Certificates: All Certificates bearing the class designation of "Class A-3A."

                  Class A-3B Certificates: All Certificates bearing the class designation of "Class A-3B."

                  Class A Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the aggregate Class Certificate Balance of the Class A Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) 85.80% of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class B Certificates: As specified in the Preliminary
Statement.

                  Class B-1 Certificates: All Certificates bearing the class designation of "Class B-1."

                  Class B-1 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Class Certificate Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the Class Certificate Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 96.60% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class B-2 Certificates: All Certificates bearing the class designation of "Class B-2."

                  Class B-2 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution

Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Class Certificate Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date) and (I) the Class Certificate Balance of the Class B-2 Certificates immediately prior to that Distribution Date over (ii) the lesser of (A) the product of (x) 97.80% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class B-3 Certificates: All Certificates bearing the class designation of "Class B-3."

                  Class B-3 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Class Certificate Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the Class Certificate Balance of the Class B-2 Certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date) and (J) the Class Certificate Balance of the Class B-3 Certificates immediately prior to that Distribution Date over (ii) the lesser of (A) the product of (x) 98.80% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class Certificate Balance: With respect to any Class and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

                  Class IO Shortfall: As defined in Section 8.15. For the avoidance of doubt, the Class IO Shortfall for any Distribution Date shall equal the amount payable to the Class X Certificates in respect of amounts due to the Swap Provider on such Distribution Date (other than Defaulted Swap Termination Payments) in excess of the amount payable on the Class X Interest on such Distribution Date, all as further provided in Section 8.15.

                  Class M Certificates: As specified in the Preliminary
Statement.

                  Class M-1 Certificates: All Certificates bearing the class designation of "Class M-1."

                  Class M-1 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), and (B) the Class Certificate Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 88.50% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class M-2 Certificates: All Certificates bearing the class designation of "Class M-2."

                  Class M-2 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date) and (C) the Class Certificate Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 91.00% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class M-3 Certificates: All Certificates bearing the class designation of "Class M-3."

                  Class M-3 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution

Amount on such Distribution Date) and (D) the Class Certificate Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 92.50% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class M-4 Certificates: All Certificates bearing the class designation of "Class M-4."

                  Class M-4 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the Class Certificate Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 93.60% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class M-5 Certificates: All Certificates bearing the class designation of "Class M-5."

                  Class M-5 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the Class Certificate Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 94.60% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class M-6 Certificates: All Certificates bearing the class designation of "Class M-6."

                  Class M-6 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the Class Certificate Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 95.60% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class P Certificates: All Certificates bearing the class designation of "Class P."

                  Class R Certificates: All Certificates bearing the class designation of "Class R."

                  Class RC Certificates: All Certificates bearing the class designation of "Class RC."

                  Class RX Certificates: All Certificates bearing the class designation of "Class RX."

                  Class X Certificates: All Certificates bearing the class designation of "Class X."

                  Class X Distributable Amount: On any Distribution Date, (i) as a distribution in respect of interest, the amount of interest that has accrued on the Class X Interest and not applied as an Extra Principal Distribution Amount on such Distribution Date, plus any such accrued interest remaining undistributed from prior Distribution Dates, plus, without duplication, (ii) as a distribution in respect of principal, any portion of the principal balance of the Class X Interest which is distributable as an Overcollateralization Reduction Amount, minus (iii) any amounts paid as a Basis Risk Payment.

                  Class X Interest: The Upper-Tier Regular Interest as specified and described in the Preliminary Statement and the related footnote thereto.

                  Class X REMIC: As defined in the Preliminary Statement.

                  Closing Date: November 24, 2006.

                  Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

                  Collection Account: The "Custodial Account" as defined in the applicable Servicing Agreement.

                  Commission: The U.S. Securities and Exchange Commission.

                  Compensating Interest: For any Distribution Date, each Servicer, other than SunTrust shall provide compensating interest equal to the lesser of (A) the difference between the interest paid by the applicable mortgagors for that Prepayment Period in connection with the prepayments and thirty (30) days' interest on the related mortgage loans and (B) (i) one-half the applicable monthly servicing fee received for the related Distribution Date in the case of Avelo, Countrywide Servicing and GreenPoint or (ii) the applicable monthly servicing fee received for the related distribution date, in the case of Wachovia. SunTrust will provide Compensating Interest equal to the aggregate of the prepayment interest shortfalls on the mortgage loans for the related distribution date resulting from voluntary principal prepayments of the mortgage loans during the related prepayment period.

                  Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

                  Corporate Trust Office: With respect to the Securities Administrator, the principal office of the Securities Administrator is located at 9062 Old Annapolis Road, Columbia, Maryland 21045 and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services, GSAA Home Equity Trust 2006-19, or at such other address as the Securities Administrator may designate from time to time by notice to the Certificateholders. With respect to the Trustee, the principal office of the Trustee at 100 Wall Street, 16th Floor, New York, New York 10005, Attention: GSAA Home Equity Trust 2006-19, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders.

                  Corresponding Class: The Class of interests in one Trust REMIC created under this Agreement that corresponds to the Class of interests in the other Trust REMIC or to a Class of Certificates in the manner set out below:

         Lower-Tier                   Upper-Tier            Corresponding
      Regular Interest             Regular Interest     Class of Certificates
-----------------------------      ----------------     ---------------------

Class LT-A-1                           Class A-1              Class A-1
Class LT-A-2                           Class A-2              Class A-2
Class LT-A-3A                         Class A-3A             Class A-3A
Class LT-A-3B                         Class A-3B             Class A-3B
Class LT-M-1                           Class M-1              Class M-1
Class LT-M-2                           Class M-2              Class M-2
Class LT-M-3                           Class M-3              Class M-3
Class LT-M-4                           Class M-4              Class M-4
Class LT-M-5                           Class M-5              Class M-5
Class LT-M-6                           Class M-6              Class M-6

Class LT-B-1                           Class B-1              Class B-1
Class LT-B-2                           Class B-2              Class B-2
Class LT-B-3                           Class B-3              Class B-3

                  Countrywide: Countrywide Home Loans, Inc., a New York corporation, and its successors in interest.

                  Countrywide Mortgage Loans: The Mortgage Loans acquired by the Purchaser pursuant to the Countrywide Sale Agreement.

                  Countrywide Sale Agreement: The Master Mortgage Loan Purchase Agreement, dated as of July 1, 2004, between Countrywide, Countrywide Servicing and GSMC, as amended by that certain Amendment Reg AB, dated as of January 1, 2006.

                  Countrywide Servicing: Countrywide Home Loans Servicing LP, a Texas limited partnership, and its successors in interest.

                  Countrywide Servicing Agreement: The Servicing Agreement, dated as of July 1, 2004, as amended by that certain Amendment Reg AB, dated as of January 1, 2006, between Countrywide, Countrywide Servicing and GSMC, as modified by the related Assignment Agreements.

                  Custodial File: With respect to each Mortgage Loan, any Mortgage Loan Document which is delivered to the applicable Custodian or which at any time comes into the possession of that Custodian.

                  Custodians: BNY, U.S. Bank and Deutsche Bank.

                  Cut-off Date: November 1, 2006.

                  Cut-off Date Pool Principal Balance: The aggregate Stated Principal Balance of all Mortgage Loans as of the Cut-off Date.

                  Cut-off Date Principal Balance: As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date (after giving effect to payments of principal due on that date, whether or not received).

                  Defaulted Swap Termination Payment: Any Swap Termination Payment required to be paid by the Supplemental Interest Trust to the Swap Provider pursuant to the Interest Rate Swap Agreement as a result of an Event of Default (as defined in the Interest Rate Swap Agreement) with respect to which the Swap Provider is the defaulting party or a Termination Event (as defined in the Interest Rate Swap Agreement) (other than Illegality or a Tax Event that is not a Tax Event Upon Merger (each as defined in the Interest Rate Swap Agreement)) with respect to which the Swap Provider is the sole Affected Party (as defined in the Interest Rate Swap Agreement) or with respect to a termination resulting from a Substitution Event (as defined in the Interest Rate Swap Agreement).

                  Definitive Certificates: Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

                  Deleted Mortgage Loan: A Mortgage Loan which is purchased or repurchased by any Responsible Party, the Purchaser or the Depositor in accordance with the terms of any Sale Agreement, any Assignment Agreement or this Agreement, as applicable, or which is, in the case of a substitution by any Servicer (if permitted under the applicable Servicing Agreement) or by the Purchaser pursuant to the Assignment Agreements or this Agreement, replaced or to be replaced with a substitute mortgage loan.

                  Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the Percentage Interest appearing on the face thereof.

                  Depositor: GS Mortgage Securities Corp., a Delaware corporation, and its successors in interest.

                  Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

                  Depository Institution: Any depository institution or trust company, including the Trustee and the Securities Administrator, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated "P-1" by Moody's and "A-1" by Standard & Poor's.

                  Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  Determination Date: With respect to each Distribution Date, the close of business of the last day of the month preceding the month in which such Remittance Date occurs, or, with respect to the Goldman Conduit Mortgage Loans, the 15th calendar day (or if such 15th day is not a Business Day, the Business Day immediately following such 15th day) of the month of the related Remittance Date.

                  Deutsche Bank: Deutsche Bank National Trust Company, a national banking association, and its successors in interest.

                  Distribution Account: The separate Eligible Account created by the Securities Administrator pursuant to Section 3.01(b) in the name of the Securities Administrator as paying agent for the benefit of the Trustee and the Certificateholders and designated "Wells Fargo Bank, National Association, as paying agent, in trust for registered holders of GSAA Home Equity Trust 2006-19, Asset-Backed Certificates, Series 2006-19." Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

                  Distribution Date: The 25th day of each month or, if such day is not a Business Day, the immediately succeeding Business Day, commencing in December 2006.

                  Document Certification and Exception Report: The report attached to Exhibit F hereto.

                  Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

                  Due Period: With respect to any Distribution Date, the period commencing on the second day of the calendar month preceding the month in which that Distribution Date occurs and ending on the first day of the calendar month in which that Distribution Date occurs, except, in the case of the Goldman Conduit Mortgage Loans, the period commencing on the first day of the month and ending on the last day of the month preceding the month of the Remittance Date.

                  EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

                  Eligible Account: Either (i) an account maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is a subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated "A-1+" by Standard & Poor's, "F1" by Fitch and "P-1" by Moody's (or a comparable rating if another Rating Agency is specified by the Depositor by written notice to the Servicer) at the time any amounts are held on deposit therein, (ii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity or
(iii) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Securities Administrator or the Trustee.

                  ERISA: The Employee Retirement Income Security Act of 1974, as amended.

                  ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption ("PTE") 2002-41, 67 Fed. Reg. 54487 (2002) (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

                  ERISA-Restricted Certificate: As specified in the Preliminary Statement.

                  Event of Default: As defined in the applicable Servicing Agreement.

                  Excess Overcollateralized Amount: With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralized Amount on such Distribution Date over (b) the Specified Overcollateralized Amount for such Distribution Date.

                  Excess Reserve Fund Account: The separate Eligible Account created and maintained by the Securities Administrator pursuant to Sections 3.01(a) in the name of the Securities Administrator as paying agent for the benefit of the Regular Certificateholders and designated "Wells Fargo Bank, National Association, as paying agent, in trust for registered holders of GSAA Home Equity Trust 2006-19, Asset-Backed Certificates, Series 2006-19." Funds in the Excess Reserve Fund Account shall be held in trust for the Regular Certificateholders for the uses and purposes set forth in this Agreement. Amounts on deposit in the Excess Reserve Fund Account shall not be invested.

                  Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  Exchange Act Filing Obligation: The obligations of the Master Servicer under Section 9.04 and Article XIII (except Section 13.07) with respect to notice and information to be provided to the Depositor.

                  Exchange Act Reports: Any reports on Form 10-D, Form 8-K and Form 10-K required to be filed by the Depositor with respect to the Trust Fund under the Exchange Act.

                  Expense Fee Rate: As to each Mortgage Loan, a per annum rate equal to the sum of the Servicing Fee Rate, the Administrative Fee Rate and, if set forth on the Mortgage Loan Schedule, the applicable Primary Mortgage Insurance Policy premium rate.

                  Expense Fees: As to each Mortgage Loan, the fees calculated by reference to the Expense Fee Rate.

                  Extra Principal Distribution Amount: As of any Distribution Date, the lesser of (x) the related Total Monthly Excess Spread for that Distribution Date and (y) the related Overcollateralization Deficiency for such Distribution Date.

                  Fair Market Value Excess: As defined in Section 11.01.

                  Fannie Mae: The Federal National Mortgage Association, and its successors in interest.

                  Final Scheduled Distribution Date: The Final Scheduled Distribution Date for each Class of Certificates is the Distribution Date occurring in December 2036.

                  Fitch: Fitch, Inc.

                  Form 8-K Disclosure Information: As defined in Section 13.02.

                  FNBN: First National Bank of Nevada, a national banking association, and its successors in interest.

                  FNBN Mortgage Loans: The Mortgage Loans acquired by the Purchaser pursuant to the FNBN Sale Agreement.

                  FNBN Sale Agreement: The Second Amended and Restated Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of May 1, 2005, between GSMC and FNBN.

                  Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, and its successors in interest.

                  Goldman Conduit: Goldman Sachs Residential Mortgage Conduit Program.

                  Goldman Conduit Mortgage Loans: The Mortgage Loans acquired by the Purchaser pursuant to the applicable Goldman Conduit Sale Agreements.

                  Goldman Conduit Sale Agreements: The Master Loan Purchase Agreements, between various mortgage loan sellers and GSMC, dated as of their respective dates, as modified by the related Assignment Agreements.

                  GreenPoint: GreenPoint Mortgage Funding, Inc., a New York corporation, and its successors in interest.

                  GreenPoint Mortgage Loans: The Mortgage Loans acquired by the Purchaser pursuant to the GreenPoint Sale Agreement.

                  GreenPoint Sale Agreement: The Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005, between GreenPoint and GSMC.

                  GreenPoint Servicing Agreement: The Amended and Restated Servicing Agreement, dated as of November 1, 2005, between GreenPoint and GSMC, as modified by the related Assignment Agreements.

                  Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

                  Interest Accrual Period: With respect to any Distribution Date, with respect to the LIBOR Certificates, the period commencing on the immediately preceding Distribution Date (or commencing on the Closing Date in the case of the first Distribution Date) and ending on the day immediately preceding the current Distribution Date the calendar month immediately preceding the month in which such Distribution Date occurs. For purposes of computing interest accruals on each Class of LIBOR Certificates, each Interest Accrual Period has the actual number of days in such period and each year is assumed to have 360 days.

                  Interest Rate Swap Agreement: The interest rate swap agreement, dated as of November 16, 2006, between the GSAA Home Equity Trust 2006-19 and the Swap Provider and assigned to the Supplemental Interest Trust or any other swap agreement (including any related schedules) assigned to the Supplemental Interest Trust.

                  Interest Remittance Amount: With respect to any Distribution Date, that portion of Available Funds attributable to interest relating to the Mortgage Loans and any Net Swap

Receipt Amount attributable for such Distribution Date, net of any Net Swap Payment Amount made with respect to such Distribution Date, and that portion of Available Funds attributable to monies received under the operation of the Primary Mortgage Insurance Policy, if any, for such Distribution Date.

                  Investment Account: As defined in Section 3.02(a).

                  Item 1119 Party: The Depositor, the Master Servicer, the Trustee, any Servicer, any subservicer, any originator identified in the Prospectus Supplement and any Swap Provider.

                  LIBOR: With respect to any Interest Accrual Period for the LIBOR Certificates, the rate determined by the Securities Administrator on the related LIBOR Determination Date on the basis of the offered rate for one month U.S. dollar deposits as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such date; provided, that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the rates at which one-month U.S. dollar deposits are offered by the Reference Banks at approximately 11:00 a.m. (London time) on such date to prime banks in the London interbank market. In such event, the Securities Administrator shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two (2) such quotations are provided, the rate for that date will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two
(2) quotations are provided as requested, the rate for that date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Securities Administrator (after consultation with the Depositor), at approximately 11:00 a.m. (New York City time) on such date for one-month U.S. dollar deposits of leading European banks. The establishment of LIBOR by the Securities Administrator and the Securities Administrator's subsequent calculations based thereon, in the absence of manifest error, shall be final and binding. Except as otherwise set forth herein, absent manifest error, the Securities Administrator may conclusively rely on quotations of LIBOR as such quotations appear on Telerate Screen Page 3750.

                  LIBOR Certificates: As specified in the Preliminary
Statement.

                  LIBOR Determination Date: With respect to any Interest Accrual Period for the LIBOR Certificates, the second London Business Day preceding the commencement of such Interest Accrual Period.

                  Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the Principal Prepayment Period preceding the month of such Distribution Date and as to which the applicable Servicer has certified that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

                  Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan, including any Subsequent Recoveries.

                  London Business Day: Any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

                  Lower-Tier Principal Amount: As described in the Preliminary Statement.

                  Lower-Tier Regular Interest: As described in the Preliminary Statement.

                  Lower-Tier REMIC: As described in the Preliminary Statement.

                  Majority Class X Certificateholder: The Holder or Holders of a majority of the Percentage Interests in the Class X Certificates.

                  Master Servicer: Wells Fargo, and if a successor master servicer is appointed hereunder, such successor.

                  Master Servicer Event of Default: As defined in Section 9.04.

                  Master Servicer Float Period: As to any Distribution Date and each Mortgage Loan, the period commencing on the third calendar day immediately preceding such Distribution Date and ending on such Distribution Date.

                  MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

                  MERS Loan: Any Mortgage Loan registered with MERS on the MERS System.

                  MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

                  Monthly Advance: As defined in the applicable Servicing Agreement.

                  Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

                  Monthly Statement: The statement made available to the Certificateholders pursuant to Section 4.02.

                  Moody's: Moody's Investors Service, Inc. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of
Section 12.05(b) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Residential Mortgage Pass-Through Group, or such other address as Moody's may hereafter furnish to the Depositor and the Servicer.

                  Mortgage: The mortgage, deed of trust or other instrument identified on the Mortgage Loan Schedule as securing a Mortgage Note.

                  Mortgage File: The items pertaining to a particular Mortgage Loan contained in either the Servicing File or Custodial File.

                  Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note with respect to each Mortgage Loan.

                  Mortgage Loan: An individual Mortgage Loan which is the subject of a Sale Agreement and a Servicing Agreement, each Mortgage Loan originally sold and subject to any Sale Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Servicing File, the Monthly Payments, Principal Prepayments, Prepayment Premiums, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

                  Mortgage Loan Documents: The mortgage loan documents pertaining to each Mortgage Loan.

                  Mortgage Loan Schedule: A schedule of Mortgage Loans annexed hereto as Schedule I (which shall be delivered to the Custodians in an electronic format acceptable to the Custodians), such schedule setting forth the following information with respect to each Mortgage Loan: (1) Responsible Party's Mortgage Loan number; (2) the address, city, state and zip code of the Mortgaged Property; (3) a code indicating whether the Mortgagor is self-employed; (4) a code indicating whether the Mortgaged Property is owner-occupied, investment property or a second home; (5) a code indicating whether the Mortgaged Property is a single family residence, two family residence, three-family residence, four family residence, condominium, manufactured housing or planned unit development; (6) the purpose of the Mortgage Loan; (7) the type of Mortgage Loan; (8) the Mortgage Interest Rate at origination; (9) the current Mortgage Interest Rate; (10) the name of the applicable Servicer; (11) the applicable Servicing Fee Rate; (12) the current Monthly Payment; (13) the original term to maturity; (14) the remaining term to maturity; (15) the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date whether or not collected; (16) the LTV at origination and if the Mortgage Loan has a second lien, combined LTV at origination; (17) the actual principal balance of the Mortgage Loan as of the Cut-off Date; (18) social security number of the Mortgagor; (19) a code indicating whether the Mortgage Loan had a second lien at origination; (20) if the Mortgage Loan has a second lien, combined loan balance as of the Cut-off Date; (21) a code indicating whether the Mortgaged Property is a leasehold estate; (22) the due date of the Mortgage Loan; (23) whether the Mortgage Loan is insured by a Mortgage Insurance Policy and the name of the insurer; (24) the certificate number of the Mortgage Insurance Policy; (25) if applicable, the amount of coverage of the Primary Mortgage Insurance Policy, if it is a lender-paid Primary Mortgage Insurance Policy or a Primary Mortgage Insurance Policy paid for on behalf of the Trust, the premium rate; (26) if applicable, the premium tax information for each mortgage loan covered by the Primary Mortgage Insurance Policy; (27) the type of appraisal; (28) a code indicating whether the Mortgage Loan is a MERS Loan;
(29) documentation type (including asset and income type); (30) first payment date; (31) the schedule of the payment delinquencies in the prior 12 months;
(32) FICO score; (33) the Mortgagor's name; (34) the stated maturity date; (35) the original principal amount of the Mortgage Loan; and (36) the name of the applicable Custodian.

                  Mortgaged Property: The real property (or leasehold estate, if applicable) identified on the Mortgage Loan Schedule as securing repayment of the debt evidenced by a Mortgage Note.

                  Mortgagor: The obligor on a Mortgage Note.

                  Net Monthly Excess Cash Flow: For any Distribution Date the amount remaining for distribution pursuant to subsection 4.01(a)(iii) (before giving effect to distributions pursuant to such subsection).

                  Net Prepayment Interest Shortfall: For any Distribution Date, the amount by which the sum of the Prepayment Interest Shortfalls exceeds the sum of the Compensating Interest payments made on such Distribution Date.

                  Net Swap Payment Amount: With respect to any Distribution Date, the Fixed Amount (as defined in the Interest Rate Swap Agreement) payable by the Supplemental Interest Trust to the Swap Provider, pursuant to the applicable clauses of the Priorities of Distribution, on the related Fixed Rate Payer Payment Date (as defined in the Interest Rate Swap Agreement).

                  Net Swap Receipt Amount: With respect to any Distribution Date, the Floating Amount (as defined in the Interest Rate Swap Agreement) payable by the Swap Provider to the Supplemental Interest Trust on the related Floating Rate Payer Payment Date (as defined in the Interest Rate Swap Agreement).

                  NIM Issuer: The entity established as the issuer of the NIM Securities.

                  NIM Securities: Any debt securities secured or otherwise backed by some or all of the Class P and Class X Certificates.

                  NIM Trustee: The trustee for the NIM Securities.

                  Non-Permitted Transferee: As defined in Section 8.12(e).

                  Nonrecoverable Monthly Advance: Any Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer (in accordance with the related Servicing Standard set forth in the related Servicing Agreement), the Master Servicer or any successor Master Servicer including the Trustee, as applicable, will not or, in the case of a proposed Monthly Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                  Nonrecoverable Servicing Advance: Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property, which, in the good faith business judgment of the Servicer (in accordance with the related Servicing Standard set forth in the related Servicing Agreement), the Master Servicer or any successor Master Servicer including the Trustee, as applicable, will not or, in the case of a proposed Servicing Advance, would not, be ultimately recoverable from related Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise.

                  Notice of Final Distribution: The notice to be provided pursuant to Section 11.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

                  Offered Certificates: As specified in the Preliminary
Statement.

                  Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an Assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of any Servicer or any Responsible Party, and delivered to the Trustee and the Securities Administrator, as required by any Servicing Agreement or Sale Agreement or, in the case of any other Person, signed by an authorized officer of such Person.

                  Opinion of Counsel: A written opinion of counsel, who may be in house counsel for the applicable Servicer, reasonably acceptable to the Trustee and/or the Securities Administrator, as applicable (and/or such other Persons as may be set forth herein); provided, that any Opinion of Counsel relating to (a) qualification of any Trust REMIC or (b) compliance with the REMIC Provisions, must be (unless otherwise stated in such Opinion of Counsel) an opinion of counsel who (i) is in fact independent of the applicable Servicer or the Master Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the applicable Servicer or the Master Servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the applicable Servicer or the Master Servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

                  Optional Termination Date: The Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans, as of the last day of the related Due Period, is equal to 10.00% or less of the Cut-off Date Pool Principal Balance.

                  Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

      (i) Certificates theretofore canceled by the Securities Administrator or delivered to the Securities Administrator for cancellation; and

      (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Securities Administrator pursuant to this Agreement.

                  Outstanding Mortgage Loan: As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Mortgage Loan prior to such Due Date.

                  Overcollateralized Amount: As of any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over (b) the aggregate of the Class Certificate Balances of the LIBOR Certificates as of such Distribution

Date (after giving effect to the payment of the Principal Remittance Amount on such Certificates on such Distribution Date).

                  Overcollateralization Deficiency: With respect to any Distribution Date, the excess, if any, of (a) the Specified Overcollateralized Amount applicable to such Distribution Date over (b) the Overcollateralized Amount applicable to such Distribution Date.

                  Overcollateralization Floor: With respect to any Distribution Date, 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  Overcollateralization Reduction Amount: With respect to any Distribution Date, an amount equal to the lesser of (a) the Excess Overcollateralized Amount and (b) the Net Monthly Excess Cash Flow.

                  Ownership Interest: As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

                  Par Value: an amount equal to the greater of (a) the sum of
(1) 100% of the unpaid principal balance of the Mortgage Loans (other than Mortgage Loans related to REO Properties), (2) interest accrued and unpaid on the Mortgage Loans, (3) any unreimbursed P&I Advances, fees and expenses of the Master Servicer, the Securities Administrator and the Trustee, (4) any expenses incurred during the exercise of the Auction Call and (5) with respect to any REO Property, the lesser of (x) the appraised value of each REO Property, as determined by the higher of two appraisals completed by two independent appraisers selected by the Master Servicer or its designee, and (y) the unpaid principal balance of each Mortgage Loan related to any REO Property, and (b) the sum of (1) the aggregate unpaid Class Certificate Balance of each class of certificates then outstanding, (2) interest accrued and unpaid on the certificates, (3) any unreimbursed P&I Advances, fees and expenses of the Master Servicer, the Securities Administrator and the Trustee, (4) any Swap Termination Payment other than a Defaulted Swap Termination Payment owed to the Swap Provider and (5) with respect to any REO Property, the lesser of (x) the appraised value of each REO Property, as determined by the higher of two appraisals completed by two independent appraisers selected by the Master Servicer or its designee, and (y) the unpaid principal balance of each Mortgage Loan related to any REO Property, and (b) the sum of (1) the aggregate unpaid Class Certificate Balance of each class of certificates then outstanding, (2) interest accrued and unpaid on the certificates, (3) any unreimbursed P&I Advances, fees and expenses of the Master Servicer, the Securities Administrator and the Trustee and (4) any Swap Termination Payment other than a Defaulted Swap Termination Payment owed to the Swap Provider.

                  Pass-Through Rate: For each Class of Certificates and each Lower-Tier Regular Interest, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

                  Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

                  Permitted Investments: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Servicer, the Trustee, the Securities Administrator or any of their respective Affiliates:

      (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

      (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances (which shall each have an original maturity of not more than ninety (90) days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than thirty (30) days) denominated in United States dollars and issued by any Depository Institution and rated F1+ by Fitch, P-1 by Moody's and A-1+ by S&P;

      (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

      (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

      (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than thirty (30) days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

      (vi) units of money market funds, including money market funds advised by the Depositor, the Securities Administrator or the Trustee or an Affiliate thereof, that have been rated "Aaa" by Moody's, "AAAm" or "AAAm-G" by Standard & Poor's and, if rated by Fitch, at least "AA" by Fitch; and

      (vii) if previously confirmed in writing to the Securities Administrator, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing "Aaa" or "AAA" rated securities;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

                  Permitted Transferee: Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in
Section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) a Person that is not a U.S. Person or a U.S. Person with respect to whom income from a Residual Certificate is attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of such Person or any other U.S. Person, (vi) an "electing large partnership" within the meaning of Section 775 of the Code and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause any Trust REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Freddie Mac, a majority of its board of directors is not selected by such government unit.

                  Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

                  Physical Certificates: As specified in the Preliminary Statement.

                  P&I Advances: Advances made by the servicers or the Master Servicer (including the Trustee as successor master servicer and any other successor master servicer) with respect to delinquent payments of interest and principal on the mortgage loans, less the servicing fee or the master servicing fee, as applicable.

                  Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of the Mortgage Loans for such Distribution Date that were Outstanding Mortgage Loans on the Due Date in the related Due Period.

                  Prepayment Interest Shortfall: With respect to any Remittance Date, the sum of, for each Mortgage Loan that was during the related Principal Prepayment Period the subject of a Principal Prepayment that was applied by the Servicer to reduce the outstanding principal balance of such Mortgage Loan on a date preceding the Due Date in the succeeding Principal Prepayment Period, an amount equal to the product of (a) the Mortgage Interest Rate net of the applicable Servicing Fee Rate for such Mortgage Loan, (b) the amount of the Principal Prepayment for such Mortgage Loan, (c) 1/360 and (d) the number of days commencing on the date on which such Principal Prepayment was applied and ending on the last day of the related Principal Prepayment Period.

                  Prepayment Premium: Any prepayment premium, penalty or charge, if any, required under the terms of the related Mortgage Note to be paid in connection with a Principal Prepayment, to the extent permitted by law.

                  Primary Mortgage Insurance Policy: Not applicable for this transaction.

                  Principal Certificates: As specified in the Preliminary Statement.

                  Principal Distribution Amount: For any Distribution Date, the sum of (i) the Basic Principal Distribution Amount for such Distribution Date and (ii) the Extra Principal Distribution Amount for such Distribution Date.

                  Principal Prepayment: Any full or partial payment or other recovery of principal on a Mortgage Loan (including upon liquidation of a Mortgage Loan) which is received in advance of its scheduled Due Date, including any Prepayment Premium, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

                  Principal Prepayment Period: With respect to any Distribution Date, the calendar month preceding the month in which that Distribution Date occurs.

                  Principal Remittance Amount: With respect to any Distribution Date and the Mortgage Loans, the amount equal to the sum of the following amounts (without duplication): (i) all scheduled payments of principal due on the Due Date on such Mortgage Loans in the related Due Period and received on or prior to the related Determination Date, together with any Monthly Advances in respect thereof; (ii) all Condemnation Proceeds, Insurance Proceeds and Liquidation Proceeds allocable to principal and received during the related Principal Prepayment Period; (iii) all Principal Prepayments allocable to principal and received during the related Principal Prepayment Period; (iv) all amounts received with respect to such Distribution Date representing the portion of the purchase price allocable to principal in connection with a purchase or repurchase of a Deleted Mortgage Loan; (v) principal portion of all amounts received with respect to such Distribution Date as a Substitution Adjustment Amount and received in connection with the substitution of a Mortgage Loan and (vi) the allocable portion of the proceeds received with respect to the termination of the Trust Fund pursuant to clause (a) of Section
11.01 (to the extent such proceeds relate to principal).

                  Private Certificates: As specified in the Preliminary
Statement.

                  Prospectus Supplement: The Prospectus Supplement, dated November 21, 2006, relating to the Offered Certificates.

                  PTCE: Prohibited Transaction Class Exemption, issued by the U.S. Department of Labor.

                  PUD: A planned unit development.

                  Purchaser: Goldman Sachs Mortgage Company, a New York limited partnership, and its successors in interest.

                  Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee and the Securities Administrator. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers. For purposes of Section 12.05(b), the addresses for notices to each Rating Agency shall be the address specified therefor in the definition corresponding to the name of such Rating Agency, or such other address as either such Rating Agency may hereafter furnish to the Depositor and the Servicer.

                  Realized Losses: With respect to any date of determination and any Liquidated Mortgage Loan, the amount, if any, by which (a) the unpaid principal balance of such Liquidated Mortgage Loan together with accrued and unpaid interest thereon exceeds (b) the Liquidation Proceeds with respect thereto net of the expenses incurred by the Servicer in connection with the liquidation of such Liquidated Mortgage Loan and net of any amount of unreimbursed Servicing Advances with respect to such Liquidated Mortgage Loan.

                  Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the related Interest Accrual Period; provided, however, that for any Definitive Certificate issued pursuant to
Section 5.02(e), the Record Date shall be the close of business on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

                  Reference Bank: As defined in Section 4.04.

                  Regular Certificates: As specified in the Preliminary
Statement.

                  Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005))
or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                  Relief Act Interest Shortfall: With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended Due Period as a result of the application of the Servicemembers' Civil Relief Act of 1940 or any similar state statutes.

                  REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

                  Remittance Date: With respect to any Distribution Date, the 18th day (or if such 18th day is not a Business Day, the first Business Day immediately preceding such 18th day) of the month in which such Distribution Date occurs.

                  REO Disposition: The final sale by the Servicer of any REO Property.

                  REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

                  Reportable Event: As defined in Section 13.02.

                  Reporting Party: The Depositor, any Originator, the Master Servicer, any Servicer, any originator defined in the Prospectus Supplement, any swap or corridor contract counterparty, any credit enhancement provider described herein and any other material transaction party (excluding the Trustee and the Custodians) as may be mutually agreed between the Depositor and the Master Servicer from time to time for the purpose of complying with the requirements of the Commission.

                  Reporting Servicer: As defined in Section 13.04.

                  Reporting Subcontractor: With respect to the Master Servicer or the Securities Administrator, any Subcontractor determined by such Person pursuant to Section 11.08(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB. References to a Reporting Subcontractor shall refer only to the Subcontractor of such Person and shall not refer to Subcontractors generally.

                  Residual Certificates: As specified in the Preliminary Statement.

                  Responsible Officer: When used with respect to the Securities Administrator or the Master Servicer, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any associate or any other officer of the Securities Administrator or the Master Servicer, customarily performing functions similar to those performed by any of the above designated officers who at such time shall be officers to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement. When used with respect to the Trustee, any officer of the Trustee having direct responsibility for the administration of this transaction, or to whom corporate trust matters are referred because of that officer's knowledge of and familiarity with the particular subject.

                  Responsible Party: Countrywide, SunTrust, FNBN, GreenPoint and Ameriquest, each in its capacity as seller under the applicable Sale Agreement. With respect to the Goldman Conduit Mortgage Loans, the Purchaser.

                  Rule 144A: Rule 144A under the Securities Act.

                  Rule 144A Letter: As defined in Section 5.02(b).

                  Sale Agreement: Each of the Countrywide Sale Agreement, the SunTrust Sale and Servicing Agreement, the FNBN Sale Agreement, the GreenPoint Sale Agreement, the Ameriquest Sale Agreement and the Goldman Conduit Sale Agreement.

                  Sarbanes-Oxley Certification: As defined in Section 13.06.

                  Securities Act: The Securities Act of 1933, as amended.

                  Securities Administrator: Wells Fargo, and if a successor securities administrator is appointed hereunder, such successor.

                  Senior Enhancement Percentage: With respect to any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Subordinated Certificates and (ii) the Overcollateralized Amount (in each case after taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the month in which such Distribution Date occurs.

                  Senior Specified Enhancement Percentage: As of any date of determination, 14.20%.

                  Sequential Trigger Event: An event which occurs, if (x) on any Distribution Date before the 37th Distribution Date the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the cut-off date exceeds 0.600%, or (y) on or after the 37th Distribution Date, a Trigger Event is in effect.

                  Servicer: Each of Avelo, Countrywide Servicing, SunTrust, GreenPoint and Wachovia, in its capacity as servicer under the related Servicing Agreement, or any successor servicer appointed pursuant to such Servicing Agreement.

                  Servicing Advances: As defined in the related Servicing Agreement.

                  Servicing Agreement: Each of the Avelo Servicing Agreement, the Countrywide Servicing Agreement, the SunTrust Sale and Servicing Agreement, the GreenPoint Servicing Agreement, and the Wachovia Servicing Agreement.

                  Servicing Criteria: The "servicing criteria" set forth in
Item 1122(d) of Regulation AB, as the same may be amended from time to time.

                  Servicing Fee: As defined in the related Servicing Agreement.

                  Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate for such Mortgage Loan specified on the Mortgage Loan Schedule.

                  Servicing File: As defined in the applicable Servicing Agreement.

                  Servicing Function Participant: Any Subservicer, Subcontractor or any other Person, other than each Servicer, the Master Servicer, the Trustee, the Securities Administrator and any Custodian, that is performing activities addressed by the Servicing Criteria.

                  Similar Law: As defined in Section 5.02(b).

                  Specified Overcollateralized Amount: Prior to the Stepdown Date, an amount equal to 0.60% of the Cut-off Date Pool Principal Balance. On and after the Stepdown Date, an amount equal to 1.20% of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, subject, until the Class Certificate Balance of each Class of LIBOR Certificates has been reduced to zero, to a minimum amount equal to the Overcollateralization Floor; provided, however, that if, on any Distribution Date, a Trigger Event has occurred, the Specified Overcollateralized Amount shall not be reduced to the applicable percentage of the then current aggregate Stated Principal Balance of the Mortgage Loans but instead will remain the same as the prior period's Specified Overcollateralized Amount until the Distribution Date on which a Trigger Event is no longer occurring. When the Class Certificate Balance of each Class of LIBOR Certificates has been reduced to zero, the Specified Overcollateralized Amount will thereafter be zero.

                  Standard & Poor's or S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. If Standard & Poor's is designated as a Rating Agency in the Preliminary Statement, for purposes of
Section 12.05(b) the address for notices to Standard & Poor's shall be Standard & Poor's, 55 Water Street, New York, New York 10041, Attention: Residential Mortgage Surveillance Group - GSAA Home Equity Trust 2006-19, or such other address as Standard & Poor's may hereafter furnish to the Depositor and the Servicer.

                  Startup Day: The Closing Date.

                  Stated Principal Balance: As to each Mortgage Loan and as of any Determination Date, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date (whether or not received), minus (ii) all amounts previously remitted to the Securities Administrator with respect to the related Mortgage Loan representing payments or recoveries of principal including advances in respect of scheduled payments of principal. For purposes of any Distribution Date, the Stated Principal Balance of any Mortgage Loan will give effect to any scheduled payments of principal received or advanced prior to the related Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Principal Prepayment Period, and the Stated Principal Balance of any Mortgage Loan that has prepaid in full or has become a Liquidated Mortgage Loan during the related Principal Prepayment Period shall be zero.

                  Step 1 Assignment Agreement: Each of the (i) Assignment, Assumption and Recognition Agreement, dated as of November 24, 2006, between the Purchaser, Avelo and the Depositor; (ii) Assignment, Assumption and Recognition Agreement, dated as of November 24, 2006, between the Purchaser, Countrywide and the Depositor; (iii) Assignment, Assumption and Recognition Agreement, dated as of November 24, 2006, between the Purchaser, GreenPoint and the Depositor; (iv) Assignment, Assumption and Recognition Agreement, dated as of November 24, 2006, between the Purchaser, SunTrust and the Depositor; (v) Assignment, Assumption and

Recognition Agreement, dated as of November 24, 2006, between the Purchaser, FNBN and the Depositor; (vi) Assignment, Assumption and Recognition Agreement, dated as of November 24, 2006, between the Purchaser, Wachovia and the Depositor; and (vii) Assignment, Assumption and Recognition Agreement, dated as of November 24, 2006, between the Purchaser, Ameriquest and the Depositor.

                  Step 2 Assignment Agreement: Each of the (i) Assignment, Assumption and Recognition Agreement, dated as of November 24, 2006, between the Depositor, the Master Servicer, the Trustee and Avelo; (ii) Assignment, Assumption and Recognition Agreement, dated as of November 24, 2006, between the Depositor, the Master Servicer, the Trustee, Countrywide and Countrywide Servicing; (iii) Assignment, Assumption and Recognition Agreement, dated as of November 24, 2006, between the Depositor, the Master Servicer, the Trustee and GreenPoint; (iv) Assignment, Assumption and Recognition Agreement, dated November 24, 2006, between the Depositor, the Master Servicer, the Trustee and SunTrust; (v) Assignment, Assumption and Recognition Agreement, dated as of November 24, 2006, between the Depositor, the Master Servicer, the Trustee and FNBN; (vi) Assignment, Assumption and Recognition Agreement, dated as of November 24, 2006, between the Depositor, the Master Servicer, the Trustee and Wachovia; and (vii) Assignment, Assumption and Recognition Agreement, dated as of November 24, 2006, between the Depositor, the Master Servicer, the Trustee and Ameriquest.

                  Stepdown Date: The earlier to occur of (a) the date on which the aggregate Class Certificate Balance of the Class A Certificates has been reduced to zero and (b) the later to occur of (i) the Distribution Date in December 2009 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

                  Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Master Servicer, any Servicer, any subservicer or the Securities Administrator, as the case may be.

                  Subordinated Certificates: As specified in the Preliminary Statement.

                  Subsequent Recoveries: Amounts received with respect to any Liquidated Mortgage Loan after it has become a Liquidated Mortgage Loan.

                  Substitution Adjustment Amount: With respect to any Servicing Agreement or Sale Agreement, as applicable, in which substitution is permitted, or with respect to a Mortgage Loan substituted by the Purchaser, an amount of cash received from the applicable Servicer or the Purchaser, as applicable, in connection with a substitution for a Deleted Mortgage Loan.

                  SunTrust: SunTrust Mortgage, Inc., a Virginia corporation, and its successor in interest.

                  SunTrust Mortgage Loans: The Mortgage Loans acquired by the Purchaser from SunTrust pursuant to the SunTrust Sale Agreement.

                  SunTrust Sale and Servicing Agreement: Amended and Restated Flow Seller's Warranties and Servicing Agreement, dated as of December 1, 2005, as amended by Amendment No. 1 thereto, dated as of July 1, 2006, between SunTrust Mortgage, Inc. and Goldman Sachs Mortgage Company.

                  Supplemental Interest Trust: The corpus of a trust created pursuant to Section 4.05 of this Agreement, consisting of the Interest Rate Swap Agreement, subject to the obligation to pay amounts specified in Section 4.05.

                  Swap Provider: Goldman Sachs Mitsui Marine Derivative Products, L.P., a Delaware limited partnership, and its successors in interest, and any successor swap provider under any replacement Interest Rate Swap Agreement.

                  Swap Termination Payment: Any payment payable by the Supplemental Interest Trust or the Swap Provider upon termination of the Interest Rate Swap Agreement as a result of an Event of Default (as defined in the Interest Rate Swap Agreement) or a Termination Event (as defined in the Interest Rate Swap Agreement).

                  Tax Matters Person: The Holder of the Class R, Class RC and Class RX Certificates is designated as "tax matters person" of the Lower-Tier REMIC, Middle-Tier REMIC and the Upper-Tier REMIC, respectively, in the manner provided under Treasury Regulations Section 1.806F-4(d) and Treasury Regulations Section 301.6234(a)(7)-1.

                  Telerate Page 3750: The display page currently so designated on the Bridge Telerate Service (or such other page as may replace that page on that service for displaying comparable rates or prices).

                  Termination Price: As defined in Section 11.01.

                  Total Monthly Excess Spread: As to any Distribution Date, an amount equal to the excess if any, of (i) the interest collected (prior to the related Remittance Date) or advanced on the Mortgage Loans for Due Dates during the related Due Period (net of Expense Fees) plus the Net Swap Receipt Amount and minus any Net Swap Payment Amount over (ii) the sum of the interest payable to the LIBOR Certificates on such Distribution Date pursuant to Section 4.01(a)(i).

                  Transaction Documents: This Agreement, the Interest Rate Swap Agreement, the Assignment Agreements and any other document or agreement entered into in connection with the Trust Fund, the Certificates or the Mortgage Loans.

                  Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

                  Transfer Affidavit: As defined in Section 5.02(c)(ii).

                  Transferor Certificate: As defined in Section 5.02(b).

                  Trigger Event: With respect to any Distribution Date, a Trigger Event exists if (i) on such Distribution Date the quotient (expressed as a percentage) of (x) the rolling three month average of the aggregate unpaid principal balance of 60+ Day Delinquent Mortgage Loans, and (y) the aggregate unpaid principal balance of the Mortgage Loans as of the last day of the related Due Period equals or exceeds 40.00% of the Senior Enhancement Percentage as of the last day of the prior Due Period or (ii) the quotient (expressed as a percentage) of (x) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Principal Prepayment Period divided by (y) the Cut-off Date Pool Principal Balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date Occurring In                                   Loss Percentage
------------------------------                                   ---------------
December 2008 - November 2009          0.250% for the first month, plus an additional 1/12th of 0.350% for each month thereafter (e.g., approximately 0.279% in December 2008)

December 2009 - November 2010          0.600% for the first month, plus an additional 1/12th of 0.400% for each month thereafter (e.g., approximately 0.633% in December 2009)

December 2010 - November 2011          1.000% for the first month, plus an additional 1/12th of 0.450% for each month thereafter (e.g., approximately 1.038% in December 2010)

December 2011 - November 2012          1.450% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 1.471% in December 2011)

December 2012 and thereafter                                          1.700%

                  Trust: The express trust created hereunder in Section
2.01(c).

                  Trust Fund: The corpus of the trust created hereunder consisting of (i) the Mortgage Loans and all interest and principal received on or with respect thereto after the related Cut-off Date, other than such amounts which were due on the Mortgage Loans on or before the related Cut-off Date;
(ii) the Interest Rate Swap Agreement and all amounts received thereunder;
(iii) the Primary Mortgage Insurance Policy, if any, and all amounts received thereunder; (iv) the Excess Reserve Fund Account, the Distribution Account, and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (v) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; (vi) the rights of the Trust under the Step 2 Assignment Agreements; (vii) the Supplemental Interest Trust; and (viii) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing. The Trust Fund created hereunder is referred to as the GSAA Home Equity Trust 2006-19.

                  Trust REMIC: As specified in the Preliminary Statement.

                  Trustee: U.S. Bank, and its successors in interest, and, if a successor trustee is appointed hereunder, such successor.

                  Underwriters' Exemption: Any exemption listed in footnote 1 of, and amended by, Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), or amended by Prohibited Transaction Exemption 2002-19, 67 Fed. Reg. 14979, or any successor exemption.

                  Unpaid Interest Amount: As of any Distribution Date and any Class of Certificates, the sum of (a) the portion of the Accrued Certificate Interest Distribution Amount from Distribution Dates remaining unpaid prior to the current Distribution Date and (b) interest on the amount in clause (a) at the applicable Pass-Through Rate (to the extent permitted by applicable law).

                  U.S. Bank: U.S. Bank National Association, a national banking association, and its successors in interest.

                  U.S. Person: (i) A citizen or resident of the United States;
(ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any State thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any State thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

                  Upper-Tier Regular Interest: As described in the Preliminary Statement.

                  Upper-Tier REMIC: As described in the Preliminary Statement.

                  Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Class X Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), (b) 1% of all Voting Rights shall be allocated to the Class P Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

                  WAC Cap: With respect to the Mortgage Loans as of any Distribution Date, a per annum rate equal to the product of (i) the sum of (A) the weighted average of the Adjusted Net

Mortgage Interest Rates then in effect on the beginning of the related Due Period on the Mortgage Loans, and (B) the Net Swap Receipt Amount, if any, less the Net Swap Payment Amount, if any, divided by the Stated Principal Balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12 and (ii) 30 divided by the actual number of days in the related Interest Accrual Period, in the case of the LIBOR Certificates.

                  Wachovia: Wachovia Mortgage Corporation, a North Carolina corporation, and its successors in interest.

                  Wachovia Servicing Agreement: The Seller's Purchase, Warranties and Servicing Agreement, dated as of April 1, 2006, between Wachovia and GSMC.

                  Wells Fargo: Wells Fargo Bank, National Association, a national banking association, and its successors in interest.

                                   ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                         REPRESENTATIONS AND WARRANTIES

                  Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund.

                  (b) In connection with the transfer and assignment of each Mortgage Loan, the Depositor has delivered or caused to be delivered to the applicable Custodian on behalf of the Trustee for the benefit of the Certificateholders the following documents or instruments with respect to each applicable Mortgage Loan so assigned:

                  (i) the original Mortgage Note, endorsed without recourse in blank by the last endorsee, including all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee;

                  (ii) The original Assignment of Mortgage in blank (or, in the case of the Goldman Conduit Mortgage Loans, in form and substance acceptable for recording or if the Mortgage is to be recorded, assigned to the Purchaser), unless the Mortgage Loan is a MERS Loan;

                  (iii) personal endorsement, surety and/or guaranty agreements executed in connection with all non individual Mortgage Loans (corporations, partnerships, trusts, estates, etc. (if any);

                  (iv) the related original Mortgage and evidence of its
            recording or a certified copy of the Mortgage with evidence of recording;

                  (v) originals of any intervening Mortgage assignment or
            certified copies in either case necessary to show a complete chain of title from the original mortgagee to the seller and evidencing recording; provided, that, except in the case of the Goldman Conduit Mortgage Loans, the assignment may be in the form of a blanket assignment or assignments, a copy of which with evidence of recording shall be acceptable;

                  (vi) originals of all assumption, modification, consolidation or extension agreements or certified copies thereof, in either case with evidence of recording if required to maintain the lien of the mortgage or if otherwise required, or, if recordation is not required, an original or copy of the agreement; provided, that, in the case of the Goldman Conduit Mortgage Loans, an original with evidence of recording thereon is always required;

                  (vii) if applicable to the files held by the applicable
            Custodian, an original or copy of a title insurance policy or evidence of title;

                  (viii) to the extent applicable, an original power of
            attorney;

                  (ix) for each Mortgage Loan (if applicable to the files held by the applicable Custodian) with respect to which the Mortgagor's name as it appears on the note does not match the borrower's name on the Mortgage Loan Schedule, one of the following: the original of the assumption agreement, or a certified copy thereof, in either case with evidence of recording thereon if required to maintain the lien of the mortgage or if otherwise required, or, if recordation is not so required, an original or copy of such assumption agreement;

                  (x) if applicable to the files held by the applicable
            Custodian, a security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any; and

                  (xi) with respect to each Mortgage Loan, the complete
            Custodial File including all items as set forth in the applicable Servicing Agreement to the extent in the possession of the Depositor or the Depositor's Agents.

                  The Depositor shall deliver or cause each Responsible Party to deliver to each Custodian the applicable recorded document promptly upon receipt from the respective recording office but in no event later than 120 days from the Closing Date.

                  From time to time, pursuant to the applicable Sale Agreement, the Responsible Party may forward to the applicable Custodian additional original documents, additional documents evidencing an assumption, modification, consolidation or extension of a Mortgage Loan, in accordance with the terms of the applicable Sale Agreement. All such mortgage documents held by the Custodians as to each Mortgage Loan shall constitute the "Custodial File."

                  On or prior to the Closing Date, the Depositor shall deliver to the Custodians Assignments of Mortgages (except in the case of MERS Loans), in blank, for each applicable Mortgage Loan. On the Closing Date, the Depositor shall provide a written request to each Responsible Party to submit the Assignments of Mortgage for recordation, at the Responsible Party's expense, pursuant to the applicable Sale Agreement. Each Custodian shall deliver the

Assignment of Mortgages to be submitted for recordation to the applicable Responsible Party upon receipt of a written request for release in standard and customary form as set forth in Exhibit L, Exhibit L-1 or Exhibit L-2, as applicable.

                  On or prior to the Closing Date, the Depositor shall deliver to the Custodians and the Master Servicer a copy of the Mortgage Loan Schedule in electronic, machine readable medium in a form mutually acceptable to the Depositor, the applicable Custodian, the Master Servicer and the Trustee.

                  In the event that such original or copy of any document submitted for recordation to the appropriate public recording office is not so delivered to the Custodian within the time period and in the manner specified in the applicable Sale Agreement, the Trustee shall take or cause to be taken such remedial actions under the Sale Agreement against the applicable Responsible Party as may be permitted to be taken thereunder, including without limitation, if applicable, the repurchase by the applicable Responsible Party of such Mortgage Loan. The foregoing repurchase remedy shall not apply in the event that the Responsible Party cannot deliver such original or copy of any document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided, that the applicable Responsible Party shall instead deliver a recording receipt of such recording office or, if such recording receipt is not available, an officer's certificate of an officer of the applicable Responsible Party, confirming that such document has been accepted for recording.

                  Notwithstanding anything to the contrary contained in this
Section 2.01, in those instances where the public recording office retains or loses the original Mortgage or assignment after it has been recorded, the obligations of the Responsible Party shall be deemed to have been satisfied upon delivery by the Responsible Party to the applicable Custodian prior to the Closing Date of a copy of such Mortgage or assignment, as the case may be, certified (such certification to be an original thereof) by the public recording office to be a true and complete copy of the recorded original thereof.

                  (c) The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust (the "Trust") to be known, for convenience, as "GSAA Home Equity Trust 2006-19" and U.S. Bank is hereby appointed as Trustee in accordance with the provisions of this Agreement.

                  (d) It is the policy and intention of the Trust that none of the Mortgage Loans included in the Trust is (a) covered by the Home Ownership and Equity Protection Act of 1994, or (b) considered a "high cost home," "threshold," "predatory" or "covered" loan (excluding "covered home loans" as defined under clause (1) of the definition of "covered home loans" in the New Jersey Home Ownership Security Act of 2002) under applicable state, federal or local laws.

                  Section 2.02 Acceptance by the Custodians of the Mortgage Loans. Each Custodian acknowledges receipt of the documents identified in the Initial Certification, subject to any exceptions listed on the exception report attached thereto, in the form annexed hereto as Exhibit E, and declares that it holds and will hold such documents and the other documents delivered to it pursuant to Section 2.01, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. BNY, as Custodian, acknowledges that it will maintain possession of the related Mortgage Notes in the State of Texas, unless otherwise permitted by the Rating Agencies, Deutsche Bank, as Custodian, acknowledges that it will maintain possession of the related Mortgage Notes in the State of California, unless otherwise permitted by the Rating Agencies and U.S. Bank, as Custodian, acknowledges that it will maintain possession of the related Mortgage Notes in the State of Minnesota.

                  Prior to and as a condition to the Closing, each Custodian shall deliver via facsimile (with original to follow the next Business Day) to the Depositor an Initial Certification prior to the Closing Date, or as the Depositor agrees to, on the Closing Date, certifying receipt of a Mortgage Note and Assignment of Mortgage, subject to any exceptions listed on the exception report attached thereto, for each Mortgage Loan. None of the Custodians shall be responsible for verifying the validity, sufficiency or genuineness of any document in any Custodial File.

                  On the Closing Date, each Custodian shall ascertain that all documents required to be delivered to it on or prior to the Closing Date are in its possession, subject to any exceptions listed on the exception report attached thereto, and shall deliver to the Depositor and the Trustee an Initial Certification, in the form annexed hereto as Exhibit E, and shall deliver to the Depositor and the Trustee a Document Certification and Exception Report, in the form annexed hereto as Exhibit F, within ninety (90) days after the Closing Date to the effect that, as to each applicable Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as an exception and not covered by such certification): (i) all documents required to be delivered to it are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iii) based on its examination and only as to the foregoing documents, as to BNY, the information set forth in items 2, 8, 34, and 35 of the Mortgage Loan Schedule respecting such Mortgage Loan is correct; (iv) based on its examination and only as to the foregoing documents, as to Deutsche Bank, the information set forth in items 2, 8, 33, and 34 of the Mortgage Loan Schedule respecting such Mortgage Loan is correct; (v) based on its examination and only as to the foregoing documents, as to U.S. Bank, the information set forth in items 2, 8, 34, and 35 of the Mortgage Loan Schedule respecting such Mortgage Loan is correct; and (vii) each Mortgage Note has been endorsed as provided in Section
2.01 of this Agreement. None of the Custodians shall be responsible for verifying the validity, sufficiency or genuineness of any document in any Custodial File.

                  Each Custodian shall retain possession and custody of each applicable Custodial File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the applicable Custodian, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Custodial File as come into the possession of the Servicer from time to time.

                  Each Custodian shall notify the Trustee and the Depositor of any Mortgage Loans that do not conform to the requirements of Sections 2.01 and
2.02 hereof by delivery of the Document Certification and Exception Report. In its capacity as "Assignee" under the Step 2 Assignment Agreements, the Trustee shall enforce the obligation of the Responsible Parties to cure or repurchase Mortgage Loans that do not conform to such requirements as determined in the applicable Custodian's review as required herein, or based upon notification from the Master Servicer (who shall be entitled to rely on information regarding any such defaults by a Responsible Party that has been provided by the applicable Servicer for purposes of providing such notification to the Trustee), by notifying the applicable Responsible Party to correct or cure such default. In its capacity as "Assignee" under the Step 2 Assignment Agreements, the Trustee shall also enforce the obligation of the Responsible Parties under the Sale Agreements, and to the extent applicable, of any Servicer under the Servicing Agreements, and of the Purchaser under the Step 1 Assignment Agreements to cure or repurchase Mortgage Loans for which there is a defect or a breach of a representation or warranty thereunder of which a Responsible Officer of the Trustee has actual knowledge, by notifying the applicable party to correct or cure such default. If the Trustee obtains actual knowledge that any Servicer, any Responsible Party or the Purchaser, as the case may be, fails or is unable to correct or cure the defect or breach within the period set forth in the applicable agreement, the Trustee shall notify the Depositor of such failure to correct or cure. Unless otherwise directed by the Depositor within five (5) Business Days after notifying the Depositor of such failure by the applicable party to correct or cure, the Trustee shall notify such party to repurchase the Mortgage Loan. If, within ten (10) Business Days of receipt of such notice by such party, such party fails to repurchase such Mortgage Loan, the Trustee shall notify the Depositor of such failure. The Trustee shall pursue all legal remedies available to the Trustee against the Servicers, the Responsible Parties and the Purchaser, as applicable, under this Agreement, if the Trustee has received written notice from the Depositor directing the Trustee to pursue such remedies and the Trustee shall be entitled to reimbursement from the Trust Fund for any reasonable expenses incurred in pursuing such remedies.

                  Section 2.03 Execution and Delivery of Certificates. The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, the Securities Administrator has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates.

                  Section 2.04 REMIC Matters. The Preliminary Statement sets forth the designations for federal income tax purposes of all interests created hereby. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "latest possible maturity date" is December 25, 2036, which is the Distribution Date following the latest Mortgage Loan maturity date. Amounts paid to the Class X Certificates (prior to any reduction for any Basis Risk Payment or Swap Termination Payment) shall be deemed paid from the Upper-Tier REMIC to the Class X REMIC in respect of the Class X Interest and from the Class X REMIC to the holders of the Class X Certificates prior to distribution of Basis Risk Payments to the LIBOR Certificates.

      Amounts distributable to the Class X Certificates (prior to any reduction for any Net Swap Receipt Amounts, Net Swap Payment Amounts or Swap Termination Payment), shall be deemed paid from the Class X REMIC to the Holders of the Class X Certificates prior to distribution of any Basis Risk Payments to the LIBOR Certificates.

                  For federal income tax purposes, any amount distributed on the LIBOR Certificates on any such Distribution Date in excess of their Pass Through Rate, calculated by substituting the REMIC Cap for the applicable cap in respect of the related Certificates shall be treated as having been paid from the Excess Reserve Fund Account or the Supplemental Interest Trust, as applicable, and any excess of the REMIC Cap over the amount distributable on such Class of LIBOR Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to, and as further provided in, Section 8.14.

                  Section 2.05 Representations and Warranties of the Depositor. The Depositor hereby represents, warrants and covenants to the Trustee that as of the date of this Agreement or as of such date specifically provided herein:

                  (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (b) The Depositor has the corporate power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement;

                  (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes or will constitute the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date;

                  (e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement,
(i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the charter or bylaws of the Depositor, or (B) any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Depositor or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound; (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Depositor of any court or governmental authority having jurisdiction over the Depositor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

                  (f) There are no actions, suits or proceedings before or against or investigations of, the Depositor pending, or to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Depositor's reasonable judgment, might materially and adversely affect the performance by the Depositor of its obligations under this Agreement, or the validity or enforceability of this Agreement;

                  (g) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that may materially and adversely affect its performance hereunder; and

                  (h) Immediately prior to the transfer and assignment by the Depositor to the Trustee on the Closing Date, the Depositor had good title to, and was the sole owner of each Mortgage Loan, free of any interest of any other Person, and the Depositor has transferred all right, title and interest in each Mortgage Loan to the Trustee. The transfer of each Mortgage Note and each Mortgage as and in the manner contemplated by this Agreement is sufficient either (i) fully to transfer to the Trustee, for the benefit of the Certificateholders, all right, title, and interest of the Depositor thereto as note holder and mortgagee or (ii) to grant to the Trustee, for the benefit of the Certificateholders, the security interest referred to in Section 12.04 hereof.

                  It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the respective Custodial Files to the Custodians, and shall inure to the benefit and to Certificateholders.

                  Section 2.06 Representations and Warranties of BNY. BNY, as Custodian, hereby represents and warrants to the Depositor, the Master Servicer and the Trustee, as of the Closing Date:

                  (a) Such Custodian is duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Custodian or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under this Agreement in accordance with the terms thereof.

                  (b) Such Custodian has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of such Custodian the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of such Custodian, enforceable against such Custodian in accordance with its terms, except that (i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) The execution and delivery of this Agreement by such Custodian, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of such Custodian and will not result in a material breach of any term or provision of the articles of association or by laws of such Custodian.

                  Section 2.07 Representations and Warranties of Deutsche Bank. Deutsche Bank, in its capacity as a Custodian, hereby represents and warrants to the Depositor, the Master Servicer and the Trustee, as of the Closing Date:

                  (a) Such Custodian is duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Custodian or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under this Agreement in accordance with the terms thereof.

                  (b) Such Custodian has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of such Custodian the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of such Custodian, enforceable against such Custodian in accordance with its terms, except that (i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) The execution and delivery of this Agreement by such Custodian, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of such Custodian and will not result in a material breach of any term or provision of the articles of association or by laws of such Custodian.

                  Section 2.08 Representations and Warranties of U.S. Bank. U.S. Bank hereby represents and warrants to the Depositor, the Master Servicer and the Trustee, as of the Closing Date:

                  (a) Such Custodian is duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Custodian or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under this Agreement in accordance with the terms thereof.

                  (b) Such Custodian has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of such Custodian the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of such Custodian, enforceable against such Custodian in accordance with its terms, except that (i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) The execution and delivery of this Agreement by such Custodian, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of such Custodian and will not result in a material breach of any term or provision of the articles of incorporation or by laws of such Custodian.

                                  ARTICLE III

                                 TRUST ACCOUNTS

                  Section 3.01 Excess Reserve Fund Account; Distribution Account. (a) The Securities Administrator shall establish and maintain the Excess Reserve Fund Account to receive any Basis Risk Payment and to secure their limited recourse obligation to pay to the LIBOR Certificateholders any Basis Risk Carry Forward Amounts (prior to using any Net Swap Receipt Amounts). On each Distribution Date, the Securities Administrator shall deposit the amount of any Basis Risk Payment received by it for such date into the Excess Reserve Fund Account. For the avoidance of doubt, any Basis Risk Carry Forward Amounts shall be paid to the LIBOR Certificates first from the Excess Reserve Fund Account and then from the Supplemental Interest Trust.

                  On each Distribution Date on which there exists a Basis Risk Carry Forward Amount on any Class or Classes of LIBOR Certificates, the Securities Administrator shall (1) withdraw from the Distribution Account, to the extent of funds available therefor in the Distribution Account, and deposit in the Excess Reserve Fund Account, as set forth in Section 4.01(a)(iii)(e), the lesser of (x) the Class X Distributable Amount (without regard to the reduction in clause (iii) of the definition thereof with respect to Basis Risk Payments) (to the extent remaining after the distributions specified in Sections 4.01(a)(iii)(a)-(d)) and (y) the aggregate Basis Risk Carry Forward Amount of the LIBOR Certificates for such Distribution Date and (2) withdraw from the Excess Reserve Fund Account and the Supplemental Interest Account amounts necessary (including Net Swap Payment Amounts or Swap Termination Payments (other than amounts received pursuant to an ISDA Credit Support Annex negotiated between the Trust and the Swap Provider)) to pay to such Class or Classes of Certificates the related Basis Risk Carry Forward Amount. Such payments shall be allocated to those Classes based upon the amount of Basis Risk Carry Forward Amount owed to each such Class and shall be paid in the priority set forth in Section 4.01(a)(iii)(e).

                  The Securities Administrator shall account for the Excess Reserve Fund Account as an asset of a grantor trust under subpart E, Part I of subchapter J of the Code and not as an asset of any Trust REMIC created pursuant to this Agreement. The beneficial owners of the Excess Reserve Fund Account are the Class X Certificateholders. For all federal income tax purposes, amounts transferred to the Excess Reserve Fund Account shall be treated as distributions by the Securities Administrator from the Upper-Tier REMIC to the Class X Interest and from the Class X REMIC to the Class X Certificates and then contributed by the Class X Certificateholders to the Excess Reserve Fund Account.

                  Any Basis Risk Carry Forward Amounts distributed by the Securities Administrator to the Principal Certificateholders shall be accounted for by the Securities Administrator, for federal income tax purposes, as amounts paid first to the Holders of the Class X Certificates and then to the respective Class or Classes of LIBOR Certificates in accordance with the priority of payments in this Section 3.01. In addition, the Securities Administrator shall account for the Principal Certificateholders' rights to receive payments of Basis Risk Carry Forward Amounts as rights in a limited recourse interest rate cap contract written by the Class X Certificateholders in favor of the Holders of each such Class.

                  Notwithstanding any provision contained in this Agreement, the Securities Administrator shall not be required to make any distributions from the Excess Reserve Fund Account except as expressly set forth in this
Section 3.01(a).

                  (b) The Securities Administrator shall establish and maintain the Distribution Account on behalf of the Certificateholders. The amount remitted by the Servicer to the Master Servicer on each Remittance Date shall be credited to the Distribution Account within two (2) Business Days once the amounts are identified as a remittance in connection with the Trust and reconciled to the reports provided by the Servicer. The Securities Administrator shall establish and maintain the Distribution Account on behalf of the Certificateholders. The Master Servicer shall, promptly upon receipt on the Business Day received, deposit in the Distribution Account and retain therein the following:

                  (i) the aggregate amount remitted by the Servicers to the
            Master Servicer pursuant to the Servicing Agreements;

                  (ii) any amounts remitted as a result of the operation of the
            Primary Mortgage Insurance Policy, if applicable;

                  (iii) any Net Swap Receipt Amounts or Swap Termination
            Payments (other than amounts received pursuant to an ISDA Credit Support Annex negotiated between the Trust and the Swap Provider) remitted by the Swap Provider; and

                  (iv) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

                  In the event that any Servicer shall remit any amount not required to be remitted pursuant to the applicable Servicing Agreement, and such Servicer directs the Master Servicer in writing to withdraw such amount from the Distribution Account, the Master Servicer shall return such funds to the applicable Servicer. All funds deposited in the Distribution Account shall be held by the Securities Administrator in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with
Section 4.01.

                  (c) From time to time, the Securities Administrator may also establish any other accounts for the purposes of carrying out its duties hereunder (including, without limitation, any account necessary under the Interest Rate Swap Agreement).

                  Section 3.02 Investment of Funds in the Distribution Account.
(a) Other than during the Master Servicer Float Period, the Depositor shall direct the investment of funds held in the Distribution Account in one or more Permitted Investments. Absent such direction, the Securities Administrator shall invest such funds during such period in the Wells Fargo Advantage Prime Investment Money Market Fund so long as such fund is a Permitted Investment. The Securities Administrator may (but shall not be obligated to) invest funds in the Distribution Account during the Master Servicer Float Period (for purposes of this Section 3.02, such Account is referred to as an "Investment Account"), in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, or maturing on such Distribution Date, in the case of an investment that is an obligation of Wells Fargo, no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Securities Administrator. The Securities Administrator shall be entitled to sole possession over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Securities Administrator or its agent, together with any document of transfer necessary to transfer title to such investment to the Securities Administrator. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Securities Administrator may:

            (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

            (y) demand payment of all amounts due thereunder that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

                  (b) All income and gain realized from the investment of funds deposited in the Distribution Account held by the Securities Administrator during the Master Servicer Float Period shall be subject to the Securities Administrator's withdrawal in the manner set forth in Section 10.05.

                  (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Securities Administrator shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Notwithstanding the foregoing, the Depositor shall be liable to the Trust for any loss on any investment of funds in the Distribution Account other than during the Master Servicer Float Period and the Securities Administrator shall be liable to the Trust for any such loss on any funds it has invested under this Section 3.02 only during the Master Servicer Float Period, and the Depositor or the Securities Administrator, as the case may be, shall deposit funds in the amount of such loss in the Distribution Account promptly after such loss is incurred.

                  (d) The Securities Administrator or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Securities Administrator's economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation is not payable or reimbursable under Section 8.06 of this Agreement.

                  (e) In order to comply with its duties under the USA PATRIOT Act of 2001, BNY and U.S. Bank, each as a Custodian, may obtain and verify certain information and documentation from the other parties to this Agreement including, but not limited to, each such party's name, address and other identifying information.

                  (f) In order to comply with laws, rules and regulations applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering, Deutsche Bank and U.S. Bank, each as a Custodian, is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with Deutsche Bank or U.S. Bank, as applicable. Accordingly, each of the parties agrees to provide to Deutsche Bank or U.S. Bank, as applicable, upon its request from time to time such party's complete name, address, tax identification number and such other identifying information together with copies of such party's constituting documentation, securities disclosure documentation and such other identifying documentation as may be available for such party.

                                   ARTICLE IV

                                 DISTRIBUTIONS

                  Section 4.01 Priorities of Distribution. (a) On each Distribution Date, the Securities Administrator shall make the disbursements and transfers from amounts then on deposit in the Distribution Account in the following order of priority and to the extent of the Available Funds remaining:

                  (i) to the holders of each Class of LIBOR Certificates and to the Supplemental Interest Trust in the following order of priority:

                        (A) to the Supplemental Interest Trust, the sum of (x)
                  all Net Swap Payment Amounts and (y) any Swap Termination Payment owed to the Swap Provider other than a Defaulted Swap Termination Payment owed to the Swap Provider, if any;

                  (B) from the Interest Remittance Amounts, pro rata (based on the Accrued Certificate Interest Distribution Amounts and Unpaid Interest Amounts, distributable to each Class of Class A Certificates), to each of the Class A Certificates, the related Accrued Certificate Interest Distribution Amounts and Unpaid Interest Amounts for each Class of the Class A Certificates from prior Distribution Dates;

                  (C) from any remaining Interest Remittance Amounts to the
            Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest; and

                  (D) from any remaining Interest Remittance Amounts to the
            Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

            (ii) (A) on each Distribution Date (x) prior to the Stepdown Date or (y) with respect to which a Trigger Event is in effect, to the holders of the Class or Classes of LIBOR Certificates and Residual Certificates then entitled to distributions of principal, from Available Funds remaining after making distributions pursuant to clause (a)(i) above, an amount equal to the Principal Distribution Amount in the following order of priority:

                  (1) concurrently, to the Class R, Class RC and Class RX
            Certificates, pro rata, until their respective Class Certificate Balances have been reduced to zero;

                  (2) concurrently, to the Class A Certificates, in the
            following order of priority:

                        (x) sequentially, to the Class A-1 and Class A-2
                  Certificates, in that order, until their respective Class Certificate Balances have been reduced to zero;

                        (y) concurrently, to the Class A-3A and Class A-3B
                  Certificates, pro rata, until their respective Class Certificate Balances have been reduced to zero, with the exception that if a Sequential Trigger Event is in effect, principal distributions to the Class A-3A and Class A-3B Certificates will be allocated first to the Class A-3A Certificates, until its Class Certificate Balance has been reduced to zero, and then to the Class A-3B Certificates, until its Class Certificate Balance has been reduced to zero;

                  (3) sequentially, to the Class M-1, Class M-2, Class M-3,
            Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, in that order, until their respective Class Certificate Balances have been reduced to zero;

            (B) on each Distribution Date (x) on and after the Stepdown Date and (y) as long as a Trigger Event is not in effect, to the holders of the Class or Classes of LIBOR Certificates then entitled to distribution of principal from Available Funds remaining after making distributions pursuant to clause (i) above, an amount equal to the Principal Distribution Amount in the following order of priority:

                  (1) to the Class A Certificates, the lesser of (x) the
            Principal Distribution Amount and (y) the Class A Principal Distribution Amount allocated among those classes in the following order of priority:

                        (x) sequentially, to the Class A-1 and Class A-2
                  Certificates, in that order, until their respective Class Certificate Balances have been reduced to zero; and

                        (y) concurrently, to the Class A-3A and Class A-3B
                  Certificates, pro rata, until their respective Class Certificate Balances have been reduced to zero;

                  (2) to the Class M-1 Certificates, the lesser of (x) the
            excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(1) above and (y) the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                  (3) to the Class M-2 Certificates, the lesser of (x) the
            excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(1) above and to the Class M-1 Certificates in clause (ii)(B)(2) above and (y) the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                  (4) to the Class M-3 Certificates, the lesser of (x) the
            excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(1) above, to the Class M-1 Certificates in clause (ii)(B)(2) above and to the Class M-2 Certificates in clause (ii)(B)(3) above and (y) the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                  (5) to the Class M-4 Certificates, the lesser of (x) the
            excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(1) above, to the Class M-1 Certificates in clause (ii)(B)(2) above, to the Class M-2 Certificates in clause (ii)(B)(3) above and to the Class M-3 Certificates in clause (ii)(B)(4) above and (y) the Class M-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                  (6) to the Class M-5 Certificates, the lesser of (x) the
            excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(1) above, to the Class M-1 Certificates in clause (ii)(B)(2) above, to the Class M-2 Certificates in clause (ii)(B)(3) above, to the Class M-3 Certificates in clause (ii)(B)(4) above and to the Class M-4 Certificates in clause (ii)(B)(5) above and (y) the Class M-5 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                  (7) to the Class M-6 Certificates, the lesser of (x) the
            excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(1) above, to the Class M-1 Certificates in clause (ii)(B)(2) above, to the Class M-2 Certificates in clause (ii)(B)(3) above, to the Class M-3 Certificates in clause (ii)(B)(4) above and to the Class M-4 Certificates in clause (ii)(B)(5) above and to the Class M-5 Certificates in clause (ii)(B)(6) above and (y) the Class M-6 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                  (8) to the Class B-1 Certificates, the lesser of (x) the
            excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(1) above, to the Class M-1 Certificates in clause (ii)(B)(2) above, to the Class M-2 Certificates in clause (ii)(B)(3) above, to the Class M-3 Certificates in clause (ii)(B)(4) above, to the Class M-4 Certificates in clause (ii)(B)(5) above, to the Class M-5 Certificates in clause (ii)(B)(6) above and to the Class M-6 Certificates in clause (ii)(B)(7) above and (y) the Class B-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                  (9) to the Class B-2 Certificates, the lesser of (x) the
            excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(1) above, to the Class M-1 Certificates in clause (ii)(B)(2) above, to the Class M-2 Certificates in clause (ii)(B)(3) above, to the Class M-3 Certificates in clause (ii)(B)(4) above, to the Class M-4 Certificates in clause (ii)(B)(5) above, to the Class M-5 Certificates in clause (ii)(B)(6) above, to the Class M-6 Certificates in clause (ii)(B)(7) above and to the Class B-1 Certificates in clause (ii)(B)(8) above and (y) the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and

                  (10) to the Class B-3 Certificates, the lesser of (x) the
            excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(1) above, to the Class M-1 Certificates in clause (ii)(B)(2) above, to the Class M-2 Certificates in clause (ii)(B)(3) above, to the Class M-3 Certificates in clause (ii)(B)(4) above, to the Class M-4 Certificates in clause (ii)(B)(5) above, to the Class


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

            M-5 Certificates in clause (ii)(B)(6) above, to the Class M-6 Certificates in clause (ii)(B)(7) above, to the Class B-1 Certificates in clause (ii)(B)(8) above and to the Class B-2 Certificates in clause (ii)(B)(9) above and (y) the Class B-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero.

            (iii) from the Available Funds remaining after the distributions in clauses (a)(i) and (a)(ii) above, the following amounts shall be distributed in the following order of priority:

                  (A) if and to the extent that the Interest Remittance Amounts distributed pursuant to clauses (a)(i) and (a)(ii) above were insufficient to make full distributions in respect of interest set forth in such clauses, (x) to the holders of each Class of Class A Certificates, any unpaid Accrued Certificate Interest and any Unpaid Interest Amounts, pro rata among such Classes based on their respective entitlement to those amounts, and then (y) to the holders of each Class of the Class M and Class B Certificates, any unpaid Accrued Certificate Interest, in the order of priority for such classes set forth in clause (i) above;

                  (B) to the holders of the Class M-1 Certificates, any Unpaid
            Interest Amount for such Class;

                  (C) to the holders of the Class M-2 Certificates, any Unpaid
            Interest Amount for such Class;

                  (D) to the holders of the Class M-3 Certificates, any Unpaid
            Interest Amount for such Class;

                  (E) to the holders of the Class M-4 Certificates, any Unpaid
            Interest Amount for such Class;

                  (F) to the holders of the Class M-5 Certificates, and Unpaid
            Interest Amount for such Class;

                  (G) to the holders of the Class M-6 Certificates, and Unpaid
            Interest Amount for such Class;

                  (H) to the holders of the Class B-1 Certificates, any Unpaid
            Interest Amount for such Class;

                  (I) to the holders of the Class B-2 Certificates, any Unpaid
            Interest Amount for such Class;

                  (J) to the holders of the Class B-3 Certificates, any Unpaid
            Interest Amount for such Class;

                  (K) to the Excess Reserve Fund Account, the amount of any
            Basis Risk Payment (without regard to Net Swap Receipt Amounts) for such Distribution Date;

                  (L) from funds on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for that Distribution Date in the same order and priority in which Accrued Certificate Interest is allocated among those Classes of Certificates, with the allocation to the Class A Certificates being pro rata based on their respective Class Certificate Balances; provided, however, for any Distribution Date, after the remaining Basis Risk Carry Forward Amount for any of the Class A Certificates has been reduced to zero, any remaining Basis Risk Carry Forward Amount that would have been allocated to such Class A Certificates for that Distribution Date will be allocated, pro rata, to the remaining Class A Certificates based on their respective remaining unpaid Basis Risk Carry Forward Amounts;

                  (M) to the Supplemental Interest Trust, the amount of any
            Defaulted Swap Termination Payment owed to the Swap Provider;

                  (N) to the holders of the Class X Certificates, the remainder of the Class X Distributable Amount not distributed pursuant to
            Section 4.01(a)(iii)(A)-(L); and

                  (O) to the holders of the Class R, Class RC and Class RX
            Certificates, pro rata, any remaining amount.

                  (b) On each Distribution Date, all amounts representing Prepayment Premiums from the Mortgage Loans received during the related Principal Prepayment Period shall be distributed by the Securities Administrator to the holders of the Class P Certificates.

                  (c) Notwithstanding the foregoing description of allocation of principal distributions to the Class A Certificates, from and after the Distribution Date on which the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates and the Overcollateralized Amount have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective Class Certificate Balances, until their respective Class Principal Balances have been returned to zero, with the exception that if a Sequential Trigger Event is in effect, principal distributions to the Class A-3A and Class A-3B Certificates will be allocated (x) first to the Class A-3A Certificates, until its Class Certificate Balance has been reduced to zero and
(y) then to the Class A-3B Certificates, until its Class Certificate Balance has been reduced to zero.

                  (d) On any Distribution Date, any Relief Act Interest Shortfalls and Net Prepayment Interest Shortfalls for such Distribution Date shall be allocated first to excess interest on the Mortgage Loans for the related Distribution Date and thereafter, pro rata, as a reduction of the Accrued Certificate Interest Distribution Amount for the Class A, Class M and


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Class B Certificates, based on the Accrued Certificate Interest Distribution
Amount to which such Classes would otherwise be entitled on such Distribution Date.

                  Upon any exercise of the purchase option set forth in Section 11.01(a), the Securities Administrator shall distribute to the holders of the Class RC Certificates any amounts required to be distributed on the Class RC Certificates pursuant to Section 11.02.

                  Section 4.02 Monthly Statements to Certificateholders. (a) Not later than each Distribution Date, the Securities Administrator shall make available to each Certificateholder, the Depositor, the Trustee and each Rating Agency a statement based, in part, upon the information provided by the Servicers setting forth with respect to the related distribution:

                  (i) the amount thereof allocable to principal, separately
            identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

                  (ii) the amount thereof allocable to interest, any Unpaid
            Interest Amount included in such distribution and any remaining Unpaid Interest Amount after giving effect to such distribution, any Basis Risk Carry Forward Amount for such Distribution Date and the amount of all Basis Risk Carry Forward Amount covered by withdrawals from the Excess Reserve Fund Account on such Distribution Date;

                  (iii) if the distribution to the Holders of such Class of
            Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest, including any Basis Risk Carry Forward Amount not covered by amounts in the Excess Reserve Fund Account;

                  (iv) the Class Certificate Balance of each Class of
            Certificates and the notional amount of the Class P Certificates after giving effect to the distribution of principal on such Distribution Date;

                  (v) the aggregate Stated Principal Balance of the Mortgage
            Loans for the following Distribution Date;

                  (vi) the amount of the expenses and fees paid to or retained by the Servicer and paid to or retained by the Trustee with respect to such Distribution Date;

                  (vii) the amount of any Administrative Fees paid to the
            Master Servicer or Securities Administrator with respect to such Distribution Date;

                  (viii) the Pass-Through Rate for each such Class of
            Certificates with respect to such Distribution Date;

                  (ix) the amount of P&I Advances included in the distribution on such Distribution Date and the aggregate amount of P&I Advances reported by the Servicers (and the Master Servicer, the Trustee as successor master servicer and any other successor master servicer, if applicable) as outstanding as of the close of business on the Determination Date immediately preceding such Distribution Date;

                  (x) the number and aggregate outstanding principal balances of Mortgage Loans (1) as to which the Monthly Payment is delinquent 31 to 60 days, 61 to 90 days and 91 or more days (each to be calculated using the OTS method), (2) that have become REO Property, (3) that are in foreclosure and (4) that are in bankruptcy, in each case as of the close of business on the last Business Day of the immediately preceding month;

                  (xi) the total number and principal balance of any REO
            Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

                  (xii) whether a Trigger Event has occurred and is continuing
            (including the calculation demonstrating the existence of the Trigger Event and the aggregate outstanding balance of all 60+ Day Delinquent Mortgage Loans);

                  (xiii) the amount on deposit in the Excess Reserve Fund
            Account (after giving effect to distributions on such Distribution
            Date);

                  (xiv) in the aggregate and for each Class of Certificates, the aggregate amount of Applied Realized Loss Amounts incurred during the preceding calendar month and aggregate Applied Realized Loss Amounts through such Distribution Date;

                  (xv) the amount of any Net Monthly Excess Cash Flow on such
            Distribution Date and the allocation thereof to the Certificateholders with respect to Unpaid Interest Amounts;

                  (xvi) the Overcollateralized Amount and Specified
            Overcollateralized Amount;

                  (xvii) the Prepayment Premiums collected by or paid by the
            Servicers;

                  (xviii) the percentage equal to the aggregate realized losses divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date;

                  (xix) the amount distributed on the Class X and Class P
            Certificates;

                  (xx) the amount of any Subsequent Recoveries for such
            Distribution Date; and

                  (xxi) updated Mortgage Loan information, such as weighted
            average interest rate, and weighted average remaining term.

                  (b) The Securities Administrator's responsibility for providing the above statement to the Certificateholders, each Rating Agency, the Trustee and the Depositor is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer, the Servicers and the Responsible Parties. The Securities Administrator shall provide the above statement via the Securities Administrator's internet website. Assistance in using the website can be obtained by calling the Securities Administrator's investor relations desk at (301) 815-


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

6600. The Securities Administrator will also make a paper copy of the above statement available upon request.

                  (c) Upon request, within a reasonable period of time after the end of each calendar year, the Securities Administrator shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses
(a)(i), (a)(ii), (a)(iii) and (a)(vii) of this Section 4.02 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in effect.

                  The Securities Administrator shall be entitled to rely on information provided by third parties for purposes of preparing the foregoing report, but shall not be responsible for the accuracy of such information.

                  Section 4.03 Allocation of Applied Realized Loss Amounts. Any Applied Realized Loss Amounts will be allocated to the most junior Class of Subordinated Certificates then outstanding in reduction of the Class Certificate Balance thereof. In the event, Applied Realized Loss Amounts are allocated to any Class of Certificates, their Class Certificate Balance shall be reduced by the amount so allocated and no funds shall be distributed with respect to the written down amounts or with respect to interest or Basis Risk Carry Forward Amounts on the written down amounts on that Distribution Date or any future Distribution Dates, even if funds are otherwise available therefor.

                  Notwithstanding the foregoing, the Class Certificate Balance of each Class of Subordinated Certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in the order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the Applied Realized Loss Amount allocated to the applicable Class of Subordinated Certificates).

                  Section 4.04 Certain Matters Relating to the Determination of LIBOR. LIBOR shall be calculated by the Securities Administrator in accordance with the definition of "LIBOR." Until all of the LIBOR Certificates are paid in full, the Securities Administrator will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each LIBOR Determination Date. The Securities Administrator initially shall designate the Reference Banks (after consultation with the Depositor). Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Securities Administrator and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Securities Administrator should terminate its appointment as Reference Bank, the Securities Administrator shall promptly appoint or cause to be appointed another Reference Bank (after consultation with the Depositor). The Securities Administrator shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.


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

                  The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Securities Administrator on each LIBOR Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement. The Securities Administrator shall not have any liability or responsibility to any Person for its inability, following a good faith reasonable effort, to obtain quotations from the Reference Banks or to determine the arithmetic mean referred to in the definition of LIBOR, all as provided for in this Section 4.04 and the definition of LIBOR. The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Securities Administrator shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.

                  Section 4.05 Supplemental Interest Trust. On the Closing Date, the Securities Administrator on behalf of the Trustee shall establish and maintain a separate non-interest bearing trust (the "Supplemental Interest Trust") to which the Securities Administrator will transfer and assign the Interest Rate Swap Agreement. The Supplemental Interest Trust shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Securities Administrator held pursuant to this Agreement.

                  On any Distribution Date, Swap Termination Payments, Net Swap Payment Amounts owed to the Swap Provider and Net Swap Receipt Amounts for that Distribution Date will be deposited into the Supplemental Interest Trust. Funds in the Supplemental Interest Trust will be distributed in the following order of priority:

                  (i) to the Swap Provider, the sum of (x) all Net Swap Payment
            Amounts and (y) any Swap Termination Payment, other than a Defaulted Swap Termination Payment, to the Swap Provider, if any, owed for that Distribution Date;

                  (ii) to the Certificateholders, to pay Accrued Certificate
            Interest and, if applicable, any Unpaid Interest Amounts as described in clause (i) of "--Priorities of Distributions" above, to the extent unpaid from other Available Funds;

                  (iii) to the Certificateholders, to pay principal as
            described in clause (ii)(A) and clause (ii)(B) of "--Priorities of Distributions" above, but only to the extent necessary to maintain the Overcollateralized Amount at the Specified Overcollateralized Amount, after giving effect to payments and distributions from other Available Funds;

                  (iv) to the Certificateholders, to pay Unpaid Interest
            Amounts and Basis Risk Carry Forward Amounts as described in clause
            (iii) of "--Priorities of Distributions" above, to the extent unpaid from other Available Funds (including funds on deposit in the Excess Reserve Fund Account);

                  (v) to the Swap Provider, any Defaulted Swap Termination
            Payment owed to the Swap Provider for that Distribution Date; and

                  (vi) to the holders of the Class X Certificates, any
            remaining amounts.


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

                  Upon termination of the Trust, any amounts remaining in the Supplemental Interest Trust shall be distributed pursuant to the priorities set forth in this Section 4.05.

                  The Securities Administrator shall account for the Supplemental Interest Trust as an asset of a grantor trust under subpart E,
Part I of subchapter J of the Code and not as an asset of any Trust REMIC created pursuant to this Agreement. The beneficial owners of the Supplemental Interest Trust are the Class X Certificateholders. For federal income tax purposes, Net Swap Payment Amounts and Swap Termination Payments payable to the Swap Provider shall be deemed to be paid to the Supplemental Interest Trust first, by the Holder of the Class X Certificates and second, other than any Defaulted Swap Termination Payment, from the Upper-Tier REMIC by the Holders of the applicable Class or Classes of LIBOR Certificates as and to the extent provided in Section 8.14.

                  Any Basis Risk Carry Forward Amounts (defined solely for this purpose as any excess of monies received for such Distribution Date over the REMIC Cap) distributed by the Securities Administrator to the LIBOR Certificateholders shall be accounted for by the Securities Administrator, for federal income tax purposes, as amounts paid first to the Holders of the Class X Certificates and (to the extent remaining after payments to the Swap Provider) then to the respective Class or Classes of LIBOR Certificates. In addition, the Securities Administrator shall account for the rights of Holders of each Class of LIBOR Certificates to receive payments of Basis Risk Carry Forward Amounts (defined solely for this purpose as any excess of monies received for such Distribution Date over the REMIC Cap) from the Supplemental Interest Trust (along with Basis Risk Carry Forward Amounts (defined solely for this purpose as any excess of monies received for such Distribution Date over the REMIC Cap) payable from the Excess Reserve Fund Account) as rights in a separate limited recourse interest rate cap contract written by the Class X Certificateholders in favor of Holders of each such Class.

                  The Supplemental Interest Trust shall be an "outside reserve fund" for federal income tax purposes and will not be an asset of any Trust REMIC. Furthermore, the Holders of the Class X Certificates shall be the beneficial owners of the Supplemental Interest Trust for all federal income tax purposes, and shall be taxable on all income earned thereon.

                  Section 4.06 Trust's Obligations under the Interest Rate Swap Agreement; Replacement and Termination of the Interest Rate Swap Agreement.

                  (a) Upon the Securities Administrator obtaining actual knowledge of the rating of the Swap Provider falling below the Required Hedge Counterparty Rating (as defined in the Interest Rate Swap Agreement), the Securities Administrator, acting at the written direction of the Depositor, shall attempt to negotiate an ISDA Credit Support Annex (as defined in the Interest Rate Swap Agreement) with the Swap Provider that meets the terms of the Interest Rate Swap Agreement. If an ISDA Credit Support Annex is negotiated, the Securities Administrator, acting at the written direction of the Depositor, shall set up an account in accordance with Section 3.01(c) to hold cash or other eligible investments pledged under such ISDA Credit Support Annex. Any cash or other eligible investments pledged under an ISDA Credit Support Annex shall not be part of the Distribution Account, the Excess Reserve Fund Account or the Supplemental Interest Trust unless they are applied in accordance with such ISDA Credit

Support Annex to make a payment due to the Trust pursuant to the Interest Rate Swap Agreement.

                  (b) Upon the Securities Administrator obtaining actual knowledge of an Event of Default (as defined in the Interest Rate Swap Agreement) or Termination Event (as defined in the Interest Rate Swap Agreement) for which the Trust has the right to designate an Early Termination Date (as defined in the Interest Rate Swap Agreement), the Securities Administrator will act at the written direction of the Depositor as to whether it will designate an Early Termination Date; provided, however, that the Securities Administrator, on behalf of the Trust, shall provide written notice to each Rating Agency following the Event of Default or Termination Event. Upon the termination of the Interest Rate Swap Agreement under the circumstances contemplated by this Section 4.06(b), the Securities Administrator, on behalf of the Trust, shall use its reasonable best efforts to enforce the rights of the Trust and the Trustee thereunder as may be permitted by the terms of the Interest Rate Swap Agreement and consistent with the terms hereof, and shall apply the proceeds of any such efforts to enter into a replacement interest rate swap agreement with another swap provider. To the extent such replacement interest rate swap agreement can be entered into, any termination payments received by the Trust in respect of the terminated interest rate swap agreement shall be used, to the extent necessary, by the Trust for the purpose of entering into such replacement interest rate swap agreement.

                                   ARTICLE V

                                THE CERTIFICATES

                  Section 5.01 The Certificates. The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount) and aggregate denominations per Class set forth in the Preliminary Statement.

                  The Depositor hereby directs the Securities Administrator to register the Class X and Class P Certificates in the name of the Depositor or its designee. On a date as to which the Depositor notifies the Securities Administrator, the Depositor hereby directs the Securities Administrator to transfer the Class X and Class P Certificates in the name of the NIM Trustee or such other name or names as the Depositor shall request, and to deliver the Class X and Class P Certificates to the NIM Trustee, or to such other person or persons as the Depositor shall request.

                  Subject to Section 11.02 respecting the final distribution on the Certificates, on each Distribution Date the Securities Administrator shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor as directed by that Certificateholder by written wire instructions provided to the Securities Administrator or (y), in the event that no wire instructions are provided to the Securities Administrator, by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.


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

                  The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of any such Certificates or did not hold such office at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless authenticated by the Securities Administrator by manual signature, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their authentication. On the Closing Date, the Securities Administrator shall authenticate the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

                  Section 5.02 Certificate Register; Registration of Transfer and Exchange of Certificates. (a) The Securities Administrator shall maintain, in accordance with the provisions of Section 5.06, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Securities Administrator shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

                  At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Securities Administrator. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder thereof or his attorney duly authorized in writing. In the event, the Depositor or an Affiliate transfers the Class X Certificates, or a portion thereof, to another Affiliate, it shall notify the Securities Administrator in writing of the affiliated status of the transferee. The Securities Administrator shall have no liability regarding the lack of notice with respect thereto.

                  No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

                  All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Securities Administrator in accordance with the Securities Administrator's customary procedures.

                  (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. Except with respect to (i) the initial transfer of the Class X or Class P Certificates on the Closing Date, (ii) the transfer of the Class X or Class P Certificates to the NIM Issuer or the NIM Trustee, or (iii) a transfer of the Class X or Class P Certificates to the Depositor or any Affiliate of the Depositor, in the event that a transfer of a Private Certificate which is a Physical Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer shall certify to the Securities Administrator in writing the facts surrounding the transfer in substantially the form set forth in Exhibit H (the "Transferor Certificate") and either (i) there shall be delivered to the Securities Administrator a letter in substantially the form of Exhibit I (the "Rule 144A Letter") or (ii) there shall be delivered to the Securities Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made without registration under the Securities Act. In the event that a transfer of a Private Certificate which is a Book-Entry Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer will be deemed to have made as of the transfer date each of the certifications set forth in the Transferor Certificate in respect of such Certificate and the transferee will be deemed to have made as of the transfer date each of the certifications set forth in the Rule 144A Letter in respect of such Certificate, in each case as if such Certificate were evidenced by a Physical Certificate. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Securities Administrator shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor and each Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  Except with respect to (i) the initial transfer of the Class X or Class P Certificates on the Closing Date, (ii) the transfer of the Class X or Class P Certificates to the NIM Issuer or the NIM Trustee or (iii) a transfer of the Class X or Class P Certificates to the Depositor or any Affiliate of the Depositor, no transfer of an ERISA-Restricted Certificate shall be made unless the Securities Administrator shall have received either
(i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Securities Administrator (in the event such Certificate is a Private Certificate or a Residual Certificate, such requirement is satisfied only by the Securities Administrator's receipt of a representation letter from the transferee substantially in the form of Exhibit
G), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan subject to Section 4975 of the Code or a plan subject to any Federal, state or local law ("Similar Law")


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

materially similar to the foregoing provisions of ERISA or the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer (each such investor a "Plan"), (ii) in the case of an ERISA-Restricted Certificate (other than a Residual Certificate) that has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company that is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60) and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60 or (iii) in the case of any ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to Title I of ERISA, a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Securities Administrator and the Depositor, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor, the Securities Administrator or the Trust Fund, addressed to the Securities Administrator and the Depositor, to the effect that the purchase and holding of such ERISA-Restricted Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the Trustee, the Depositor, the Master Servicer, any other servicer or the Securities Administrator to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Private Certificate or a Residual Certificate, in the event the representation letter referred to in the preceding sentence is not furnished, such representation shall be deemed to have been made to the Securities Administrator by the transferee's (including an initial acquirer's) acceptance of the ERISA-Restricted Certificates. In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA, a plan subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, without such Opinion of Counsel, such attempted transfer or acquisition shall be void and of no effect.

                  During the period the Supplemental Interest Trust is in effect, no transfer of a Certificate shall be made unless the Securities Administrator shall have received either a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Securities Administrator to the effect that such transferee is not a Plan, or
(ii) a representation that the purchase and holding of the Certificate satisfy the requirements for exemptive relief under PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar exemption, or in the case of a Plan subject to Similar Law, will not constitute a non-exempt violation of such Similar Law. In the event such a representation letter is not delivered, one of the foregoing representations, as appropriate, shall be deemed to have been made by the transferee's (including an initial acquirer's) acceptance of the Certificate. In the event that such representation is violated, such transfer or acquisition shall be void and of no effect. The Residual Certificates may not be sold to any employee benefit plan subject to Title I of ERISA, any plan subject to Section 4975 of the Code, or any plan subject to any Similar Law or any person investing on behalf of or with plan assets of such plan.


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

                  The Securities Administrator shall have no duty to monitor transfers of beneficial interests in any Book-Entry Certificate and shall not be under liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

                  (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee;

                  (ii) No Ownership Interest in a Residual Certificate may be
            registered on the Closing Date or thereafter transferred, and the Securities Administrator shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Securities Administrator under subparagraph (b) above, the Securities Administrator shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I;

                  (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee;

                  (iv) Any attempted or purported Transfer of any Ownership
            Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. Neither the Securities Administrator nor the Trustee shall have any liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement. The Securities Administrator shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or,


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

            at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Securities Administrator shall be paid and delivered by the Securities Administrator to the last preceding Permitted Transferee of such Certificate; and

                  (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Securities Administrator, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

            The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Securities Administrator of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, or the Securities Administrator, to the effect that the elimination of such restrictions will not cause any Trust REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Securities Administrator, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

                  (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

                  (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Securities Administrator except to another Depository; (ii) the Depository shall maintain book entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee and the Securities Administrator shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(vi) the Securities Administrator and the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.



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

                  All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                  If (x) (i) the Depository or the Depositor advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Securities Administrator or the Depositor is unable to locate a qualified successor, or (y) the Depositor notifies the Depository of its intent to terminate the book entry system through the Depository, the Depository Participants holding beneficial interests in the Book-Entry Certificates agree to initiate such termination, the Securities Administrator shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Securities Administrator of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Securities Administrator shall issue the Definitive Certificates. Neither the Depositor nor the Securities Administrator shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Securities Administrator with an adequate inventory of Certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Securities Administrator, to the extent applicable with respect to such Definitive Certificates and the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided, that the Securities Administrator shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

                  (f) Each Private Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer and accompanied by IRS Form W-8ECI, W-8BEN, W-8IMY (and all appropriate attachments) or W-9 in form satisfactory to the Securities Administrator, duly executed by the Certificateholder or his attorney duly authorized in writing. Each Certificate presented or surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Securities Administrator in accordance with its customary practice. No service charge shall be made for any registration of transfer or exchange of Private Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Private Certificates.

                  Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Securities Administrator, or the Securities Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Depositor, the Trustee and the Securities Administrator such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Securities Administrator that such Certificate has been acquired by a protected purchaser, the Securities Administrator shall execute, authenticate


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

and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this
Section 5.03, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  Section 5.04 Persons Deemed Owners. The Trustee, the Depositor, the Securities Administrator and any agent of the Depositor, the Securities Administrator or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Trustee, the Securities Administrator, the Depositor or any agent of the Depositor, the Securities Administrator or the Trustee shall be affected by any notice to the contrary.

                  Section 5.05 Access to List of Certificateholders' Names and Addresses. If three or more Certificateholders (a) request such information in writing from the Securities Administrator, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or a Servicer shall request such information in writing from the Securities Administrator, then the Securities Administrator shall, within ten (10) Business Days after the receipt of such request, provide the Depositor, such Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Securities Administrator, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Securities Administrator shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

                  Section 5.06 Maintenance of Office or Agency. The Securities Administrator will maintain or cause to be maintained at its expense an office or agency or agencies where Certificates may be surrendered for registration of transfer or exchange. The Securities Administrator initially designates its Corporate Trust Office for such purposes. The Securities Administrator will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

                                   ARTICLE VI

                                 THE DEPOSITOR

                  Section 6.01 Liabilities of the Depositor. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by it herein.


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

                  Section 6.02 Merger or Consolidation of the Depositor. The Depositor will keep in full effect its existence, rights and franchises as a corporation or federally chartered savings bank, as the case may be, under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  Any Person into which the Depositor may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any person succeeding to the business of the Depositor, shall be the successor of the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 6.03 Limitation on Liability of the Depositor and Others. Neither the Depositor nor any of its directors, officers, employees or agents shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such Person against any breach of representations or warranties made by it herein or protect the Depositor or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director, officer, employee or agent of the Depositor shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action (or direct the Trustee to undertake such actions for the benefit of the Certificateholders) that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Depositor (or the Trustee to the extent it has been directed by the Depositor to undertake such actions) shall be entitled to be reimbursed therefor out of the Distribution Account.

                  Section 6.04 Servicing Compliance Review. Promptly upon receipt from each Servicer of its annual statement of compliance and accountant's report described in the applicable Step 2 Assignment Agreement the Master Servicer shall furnish a copy thereof to the Depositor. Promptly after the Depositor's receipt thereof, the Depositor shall review the same


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

and, if applicable, consult with such Servicer as to the nature of any defaults by such Servicer in the fulfillment of any of its Servicer's obligations under the applicable Servicing Agreement.

                  Section 6.05 Option to Purchase Defaulted Mortgage Loans. The Depositor shall have the option, but is not obligated, to purchase from the Trust any Mortgage Loan that is ninety (90) days or more delinquent. The purchase price therefor shall be 100% of the unpaid principal balance of such Mortgage Loan, plus all related accrued and unpaid interest, and the amount of any unreimbursed Servicing Advances made by the Servicers or the Master Servicer related to the Mortgage Loan.

                                  ARTICLE VII

                                SERVICER DEFAULT

                  Section 7.01 Events of Default. If an Event of Default described in any Servicing Agreement shall occur with respect to the related Servicer then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Master Servicer may, or at the direction of Certificateholders entitled to a majority of the Voting Rights the Master Servicer shall, by notice in writing to the applicable Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of such Servicer under the applicable Servicing Agreement and in and to the Mortgage Loans and the proceeds thereof. The Holders of Certificates evidencing at least 66% of the Voting Rights of Certificates affected by a Event of Default may waive such Event of Default; provided, however, that (a) an Event of Default with respect to any Servicer's obligation to make Monthly Advances may be waived only by all of the holders of the Certificates affected by such Event of Default and (b) no such waiver is permitted that would materially adversely affect any non consenting Certificateholder. On and after the receipt by such Servicer of such written notice of termination, all authority and power of such Servicer hereunder or under the applicable Servicing Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer. The Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of such Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.

                  Section 7.02 Master Servicer to Act; Appointment of Successor. Within 120 days after the Master Servicer gives, and the applicable Servicer receives a notice of termination pursuant to Section 7.01, the Master Servicer shall, subject to and to the extent provided in Section 7.03, and subject to the rights of the Master Servicer to appoint a successor Servicer pursuant to this Section 7.02, be the successor to the Servicer in its capacity as servicer under the applicable Servicing Agreement and the transactions set forth or provided for herein and in such Servicing Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions of such Servicing Agreement and applicable law including the obligation to make Monthly Advances or Servicing Advances pursuant to such Servicing Agreement (it being understood and agreed that if any Servicer fails to make an Advance, the Master Servicer shall do so unless a determination has been made that such Advance would constitute a Nonrecoverable Monthly Advance or a Nonrecoverable


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

Servicing Advance). As compensation therefor, the Master Servicer shall be entitled to all funds relating to the Mortgage Loans that the Servicer would have been entitled to charge to the Collection Account if the Servicer had continued to act under the Servicing Agreement including, if the Servicer was receiving the Servicing Fee at the Servicing Fee Rate set forth in the Servicing Agreement (or, as set forth in the Mortgage Loan Schedule with respect to the related Mortgage Loans, as applicable) such Servicing Fee and the income on investments or gain related to the Collection Account.

                  Notwithstanding the foregoing, the Master Servicer may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Monthly Advances and Servicing Advances pursuant to the applicable Servicing Agreement, or if it is otherwise unable to so act, or, at the written request of Certificateholders entitled to a majority of the Voting Rights, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency, as the successor to such Servicer under the applicable Servicing Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of such Servicer. No such appointment of a successor to a Servicer hereunder shall be effective until the Depositor shall have consented thereto. Any successor to such Servicer shall be an institution which is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, which has a net worth of at least $25,000,000, which is willing to service the Mortgage Loans and which executes and delivers to the Depositor and the Master Servicer an agreement accepting such delegation and assignment, containing an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of such terminated Servicer, (other than liabilities of such terminated Servicer incurred prior to termination of such Servicer under
Section 7.01), with like effect as if originally named as a party to this Agreement; provided, that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced, as a result of such assignment and delegation. Pending appointment of a successor to a Servicer hereunder, the Master Servicer, unless the Master Servicer is prohibited by law from so acting, shall, subject to this Section 7.02, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Master Servicer may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it, the Depositor and such successor shall agree; provided, however, that no such compensation shall be in excess of the Servicing Fee Rate and amounts paid to the Servicer from investments. The Master Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Master Servicer nor any other successor to a Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the predecessor Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

                  Any successor Servicer shall give notice to the Mortgagors of such change of Servicer, in accordance with applicable federal and state law, and shall, during the term of its service as servicer, maintain in force the policy or policies that each Servicer is required to maintain pursuant to the applicable Servicing Agreement.


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

                  Notwithstanding the foregoing, the Master Servicer may not terminate a Servicer without cause.

                  Section 7.03 Master Servicer to Act as Servicer. In the event that a Servicer shall for any other reason no longer be the Servicer, the Master Servicer or another successor Servicer, shall thereupon assume all of the rights and obligations of the predecessor Servicer hereunder arising thereafter pursuant to Section 7.02.

                  Section 7.04 Notification to Certificateholders. (a) Upon any termination of or appointment of a successor to a Servicer, the Securities Administrator shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

                  (b) Promptly after the occurrence of any Event of Default, the Securities Administrator shall transmit by mail to all Certificateholders and each Rating Agency notice of each such Event of Default hereunder known to the Securities Administrator, unless such Event of Default shall have been cured or waived.

                                  ARTICLE VIII

                   CONCERNING THE TRUSTEE AND THE CUSTODIANS

                  Section 8.01 Duties of the Trustee and the Custodians. The Trustee, before the occurrence of a Master Servicer Event of Default and after the curing of all Master Servicer Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case a Master Servicer Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  The Trustee and the Custodians, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or the Custodians, as applicable, that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether on their face they are in the form required by this Agreement, or with respect to the documents in the respective Custodial Files whether they satisfy the review criteria set forth in Section 2.02. Neither the Trustee nor the Custodians shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order, or other instrument.

                  No provision of this Agreement shall be construed to relieve the Trustee or the Custodians from liability for its own negligent action, its own negligent failure to act or its own bad faith or willful misfeasance; provided, however, that:

                  (a) unless a Master Servicer Event of Default of which a Responsible Officer of the Trustee obtains actual knowledge has occurred and is continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of the duties and obligations specifically set forth in this Agreement, no implied covenants or obligations shall be


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

read into this Agreement against the Trustee, and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

                  (b) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it is finally proven that the Trustee was negligent in ascertaining the pertinent facts; and

                  (c) the Trustee shall not be liable with respect to any action taken, suffered, or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

                  Section 8.02 [Reserved].

                  Section 8.03 Certain Matters Affecting the Trustee and the Custodians. Except as otherwise provided in Section 8.01:

                  (a) the Trustee and the Custodians may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee and the Custodians shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

                  (b) before taking any action under this Agreement, the Trustee and the Custodians may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (c) the Trustee and the Custodians shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (d) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require indemnity satisfactory to the Trustee against such cost, expense or liability as a condition to taking any such action. The


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reasonable expense of every such examination shall be paid by the applicable
Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand from the applicable Servicer's own funds;

                  (e) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agents, accountants or attorneys appointed with due care by it hereunder;

                  (f) neither the Trustee nor the Custodians shall be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it;

                  (g) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

                  (h) unless a Responsible Officer of the Trustee has actual knowledge of the occurrence of a Master Servicer Event of Default or an Event of Default, the Trustee shall not be deemed to have knowledge of a Master Servicer Event of Default or an Event of Default, until a Responsible Officer of the Trustee shall have received written notice thereof;

                  (i) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (j) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

                  (k) the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder;

                  (l) notwithstanding anything to the contrary in any Servicing Agreement, the Trustee shall not consent to a Servicer's request of assigning the Servicing Agreement or the servicing rights thereunder to any other party;

                  (m) the Trustee and the Custodians shall not be accountable and shall have no liability for any acts or omissions by the Securities Administrator, the Master Servicer or other party hereto;

                  (n) in no event shall BNY, as a Custodian hereunder, U.S. Bank in its capacity as Trustee and as a Custodian hereunder, or Deutsche Bank, as a Custodian hereunder, be liable for special, indirect or consequential damages;


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

                  (o) the Securities Administrator is authorized and directed to execute the Interest Rate Swap Agreement and;

                  (p) the Trustee is authorized and directed to execute the Primary Mortgage Insurance Policy, if applicable, on behalf of the Trust.

                  Section 8.04 Trustee and Custodians Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor and neither the Trustee nor the Custodians assumes any responsibility for their correctness. The Trustee and the Custodians make no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Neither the Trustee nor the Custodians shall be accountable for the use or application by the Depositor, the Master Servicer, any Servicer or the Securities Administrator of any funds paid to the Depositor, the Master Servicer, any Servicer or the Securities Administrator in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account or the Distribution Account by the Depositor, the Master Servicer, any Servicer, or the Securities Administrator.

                  The Trustee shall have no responsibility (i) for filing or recording any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become and remains the successor Master Servicer), (ii) to see to any insurance (unless the Trustee shall have become the successor Master Servicer) or (iii) to confirm or verify the contents of any reports or certificates of the Servicers, Securities Administrator or Master Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

                  The Securities Administrator executes the Certificates not in its individual capacity but solely as Securities Administrator of the Trust Fund created by this Agreement, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Securities Administrator on behalf of the Trust Fund in the Certificates is made and intended not as a personal undertaking or agreement by the Securities Administrator but is made and intended for the purpose of binding only the Trust Fund.

                  Section 8.05 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

                  Section 8.06 Trustee's Fees and Expenses. As compensation for its activities under this Agreement, the Trustee shall be paid an on-going monthly or annual fee, as applicable, by the Securities Administrator pursuant to a separate agreement. The Trustee shall have no lien on the Trust Fund for the payment of such fees. The Trustee shall be entitled to be reimbursed, from funds on deposit in the Distribution Account, amounts sufficient to indemnify and hold harmless the Trustee and any director, officer, employee, or agent of the Trustee against any loss, liability, or expense (including reasonable attorneys' fees) incurred:

            (i) in connection with any claim or legal action relating to:


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                  (a)   this Agreement;

                  (b)   the Mortgage Loans or the Certificates; and

            (ii) the performance of any of the Trustee's duties under this Agreement; or

            (iii) incurred by reason of any action of the Trustee taken at the direction of the Certificateholders;

other than, in each case, any loss, liability, or expense (i) resulting from any breach of any Servicer's obligations in connection with its Servicing Agreement for which that Servicer has performed its obligation to indemnify the Trustee pursuant to Servicing Agreement, (ii) resulting from any breach of the Responsible Party's obligations in connection with any Sale Agreement for which it has performed its obligation to indemnify the Trustee pursuant to the Sale Agreement, (iii) resulting from any breach of the Master Servicer's obligations hereunder for which the Master Servicer has performed its obligation to indemnify the Trustee pursuant to this Agreement or (iv) incurred because of willful misfeasance, bad faith, or negligence in the performance of any of the Trustee's duties under this Agreement. This indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee under this Agreement. Without limiting the foregoing, except for any expense, disbursement, or advance arising from the Trustee's negligence, bad faith, or willful misfeasance, the Trust Fund shall pay or reimburse the Trustee, for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with this Agreement with respect to:

                        (A) the reasonable compensation, expenses, and
                  disbursements of its counsel not associated with the closing of the issuance of the Certificates; and

                        (B) the reasonable compensation, expenses, and
                  disbursements of any accountant, engineer, or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage them to perform services under this Agreement.

                  Except as otherwise provided in this Agreement, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee under this Agreement or for any other expenses.

                  Section 8.07 Eligibility Requirements for the Trustee. The Trustee hereunder shall at all times be a corporation, banking association or other association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and the appointment of which would not cause any of the Rating Agencies to reduce or withdraw their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.07 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so


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

published. In case at any time the Trustee shall cease to be eligible in accordance with this Section 8.07, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.08. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or with the Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Depositor or of any Servicer other than the Trustee in its role as successor to the Master Servicer.

                  Section 8.08 Resignation and Removal of the Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Master Servicer, the Securities Administrator and each Rating Agency not less than sixty (60) days before the date specified in such notice, when, subject to Section 8.09, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.09 meeting the qualifications set forth in Section
8.07. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  If at any time (i) the Trustee shall cease to be eligible in accordance with Section 8.07 and shall fail to resign after written request thereto by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and (B) the imposition of such tax would be avoided by the appointment of a different trustee, or (iv) the Trustee fails to comply with its obligations under the last sentence of Section 9.04 in the preceding paragraph, Section 8.10 or Article XIII and such failure is not remedied within the lesser of ten (10) calendar days or such period in which the applicable Exchange Act Report can be timely filed (without taking into account any extensions), then, in the case of clauses (i) through (iv), the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which shall be delivered to the Trustee and one copy to the successor trustee.

                  The Holders of Certificates entitled to a majority of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in duplicate, signed by such Holders or their attorneys in fact duly authorized, one complete set of which shall be delivered to the Trustee so removed and one complete set to the successor so appointed. The successor trustee shall notify each Rating Agency of any removal of the Trustee.

                  Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to this Section 8.08 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.09.

                  Section 8.09 Successor Trustee. Any successor trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and


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

obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

                  No successor trustee shall accept appointment as provided in this Section 8.09 unless at the time of its acceptance, the successor trustee is eligible under Section 8.07 and its appointment does not adversely affect the then current rating of the Certificates and has provided to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Trustee.

                  Upon acceptance of appointment by a successor trustee as provided in this Section 8.09, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates and the Custodians. If the Depositor fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

                  Section 8.10 Merger or Consolidation of the Trustee or the Custodians. Any corporation or association into which the Trustee or the Custodians, as applicable, may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee or the Custodians, as applicable, shall be a party, or any corporation or association succeeding to the business of the Trustee or the Custodians, as applicable, or any corporation or association to which all or substantially all of the corporate trust business of the Trustee or the Custodians, as applicable, may be sold or otherwise transferred, shall be the successor of the Trustee or the Custodians, as applicable, hereunder; provided, that such corporation or association shall be eligible under Section 8.07 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 8.11 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.11, such powers, duties, obligations, rights and trusts as the Trustee may consider appropriate. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.09 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 8.09.

                  Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:


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

                  (a) to the extent necessary to effectuate the purposes of this Section 8.11, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee (as successor Master Servicer) under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (b) no trustee hereunder shall be held personally liable because of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

                  (c) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

                  (d) the Trust Fund, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  Section 8.12 Tax Matters. It is intended that the assets with respect to which any REMIC election pertaining to the Trust Fund is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in, and in accordance with, the REMIC Provisions. In furtherance of such intention, the Securities

Administrator covenants and agrees that it shall act as agent (and the Securities Administrator is hereby appointed to act as agent) on behalf of each REMIC described in the Preliminary Statement and that in such capacity it shall:

                  (a) prepare and file, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit (REMIC) Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each Trust REMIC containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

                  (b) within thirty (30) days of the Closing Date, apply for an employer identification number from the Internal Revenue Service via Form SS-4 or any other acceptable method for all tax entities and shall also furnish to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code;

                  (c) make an election that each Trust REMIC be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law);

                  (d) prepare and forward to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including the calculation of any original issue discount using the prepayment assumption (as described in the Prospectus Supplement);

                  (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee (a "Non-Permitted Transferee"), or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

                  (f) to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status of each Trust REMIC as a REMIC under the REMIC Provisions;

                  (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any Trust REMIC created hereunder;

                  (h) pay, from the sources specified in the last paragraph of this Section 8.12, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on any Trust REMIC before its termination when and as the same shall be due and payable (but such obligation shall not prevent the Securities Administrator or any other


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

appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Securities Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

                  (i) cause federal, state or local income tax or information returns to be signed by the Securities Administrator or, if required by applicable tax law, the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules;

                  (j) maintain records relating to each of the Trust REMICs, including the income, expenses, assets, and liabilities thereof on a calendar year basis and on the accrual method of accounting and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and

                  (k) as and when necessary and appropriate, represent each Trust REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of each Trust REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any Trust REMIC, and otherwise act on behalf of each Trust REMIC in relation to any tax matter or controversy involving it.

                  The Holder of the largest Percentage Interest of the Class R, Class RC and Class RX Certificates shall act as Tax Matters Person for the Lower-Tier REMIC and the Middle-Tier REMIC, the Upper-Tier REMIC and the Class X REMIC, respectively, within the meaning of Treasury Regulations Section 1.860F-4(d), and the Securities Administrator is hereby designated as agent of such Certificateholder for such purpose (or if the Securities Administrator is not so permitted, such Holder shall be the Tax Matters Person in accordance with the REMIC Provisions). In such capacity, the Securities Administrator shall, as and when necessary and appropriate, represent each Trust REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of each Trust REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any Trust REMIC, and otherwise act on behalf of each Trust REMIC in relation to any tax matter or controversy involving it.

                  The Securities Administrator shall treat the rights of the Class P Certificateholders to receive Prepayment Premiums, the rights of the Class X Certificateholders to receive amounts in the Excess Reserve Fund Account and Supplemental Interest Trust (subject to the obligation to pay Basis Risk Carry Forward Amounts) and the rights of the LIBOR Certificateholders to receive Basis Risk Carry Forward Amounts (as calculated in the Preliminary Statement) as the beneficial ownership interests in a grantor trust and not as an obligations of any REMIC created hereunder, for federal income tax purposes. The Securities Administrator shall file or cause to be filed with the Internal Revenue Service Form 1041 or such other form as may be applicable and shall furnish or cause to be furnished, to the Class X Certificateholders, the Class P Certificateholders and the LIBOR Certificateholders, the respective amounts described above that are received, in the time or times and in the manner required by the Code.


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

                  To enable the Securities Administrator to perform its duties under this Agreement, the Depositor shall provide to the Securities Administrator within ten (10) days after the Closing Date all information or data that the Securities Administrator requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including the price, yield, prepayment assumption, and projected cash flows of the Certificates and the Mortgage Loans. Moreover, the Depositor shall provide information to the Securities Administrator concerning the value, if any, to each Class of Certificates of the right to receive Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account and the Supplemental Interest Trust. Thereafter, the Depositor shall provide to the Securities Administrator promptly upon written request therefor any additional information or data that the Securities Administrator may, from time to time, reasonably request to enable the Securities Administrator to perform its duties under this Agreement. The Depositor hereby indemnifies the Securities Administrator for any losses, liabilities, damages, claims, or expenses of the Securities Administrator arising from any errors or miscalculations of the Securities Administrator that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Securities Administrator on a timely basis.

                  If any tax is imposed on "prohibited transactions" of any Trust REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the Lower-Tier REMIC as defined in Section 860G(c) of the Code, on any contribution to any Trust REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including any minimum tax imposed on any Trust REMIC pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, the tax shall be paid by (i) the Master Servicer, the Trustee or the Securities Administrator, as applicable if such tax arises out of or results from negligence of the Master Servicer, the Trustee or the Securities Administrator, as applicable in the performance of any of its obligations under this Agreement, (ii) a Servicer, in the case of any such minimum tax, and otherwise if such tax arises out of or results from a breach by the Servicer of any of its obligations under the applicable Servicing Agreement, (iii) a Responsible Party if such tax arises out of or results from the Responsible Party's obligation to repurchase a Mortgage Loan pursuant to the applicable Sale Agreement or (iv) in all other cases, or if the Trustee, the Master Servicer, the Securities Administrator, the Servicer or the Responsible Party fails to honor its obligations under the preceding clause
(i), (ii), or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 4.01(a).

                  For as long as each Trust REMIC shall exist, the Securities Administrator shall act as specifically required herein, and the Securities Administrator shall comply with any directions of the Depositor or a Servicer stating that such directions are being given to assure such continuing treatment. In particular, the Securities Administrator shall not (a) sell or authorize the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a purchase or repurchase of the Mortgage Loans pursuant to this Agreement or (b) accept any contribution to any Trust REMIC after the Startup Day without receipt of an Opinion of Counsel that such action described in clause (a) or
(b) will not result in the imposition of a tax on any Trust REMIC or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

                  Section 8.13 [Reserved].

                  Section 8.14 Tax Classification of the Excess Reserve Fund Account and the Interest Rate Swap Agreement. For federal income tax purposes, the Securities Administrator shall treat the Excess Reserve Fund Account and the Interest Rate Swap Agreement as beneficially owned by the holder of the Class X Certificates and shall treat such portion of the Trust Fund as a grantor trust under subpart E, Part I of subchapter J of the Code. The Securities Administrator shall treat the rights that each Class of LIBOR Certificates has to receive payments of Basis Risk Carry Forward Amounts (excluding any such Amounts attributable to any excess of the REMIC Cap over the WAC Cap) from the Excess Reserve Fund Account and the Supplemental Interest Trust as rights to receive payments under an interest rate cap contract written by the Class X Certificateholders in favor of each Class. Accordingly, each Class of LIBOR Certificates will comprise two components--a regular interest in the Upper-Tier REMIC and an interest in an interest rate cap contract, and the Class X Certificates will be comprised of four components--a regular interest in the Class X REMIC, an interest in the Interest Rate Swap Agreement, the Supplemental Interest Trust and the Excess Reserve Fund Account subject to the obligation to pay Basis Risk Cary Forward Amounts, Net Swap Payment Amounts and Swap Termination Payments. The Securities Administrator shall allocate the issue price for a Class of Certificates among these components for purposes of determining the issue price of the Upper-Tier Regular Interest component based on information received from the Depositor. Unless otherwise advised by the Depositor in writing, for federal income tax purposes, the Securities Administrator is hereby directed to assign a value of zero to the right of each Holder of a LIBOR Certificate to receive the related Basis Risk Carry Forward Amount (excluding any such Amounts attributable to any excess of the REMIC Cap over the WAC Cap) for purposes of allocating the purchase price of an initial LIBOR Certificateholder between such right and the related Upper-Tier Regular Interest.

                  Holders of LIBOR Certificates shall also be treated as having agreed to pay, on each Distribution Date, to the Holders of the Class X Certificates an aggregate amount equal to the excess, if any, of (i) Net Swap Payment Amounts and Swap Termination Payments (other that Defaulted Swap Termination Payments) over (ii) the sum of amounts payable on the Class X Interest as provided in the Preliminary Statement hereof (such excess, a "Class IO Shortfall"), first from interest and then from principal distributable on the LIBOR Certificates. A Class IO Shortfall payable from interest collections shall be allocated pro rata among such LIBOR Certificates based on the amount of interest otherwise payable to such Class of LIBOR Certificates, and a Class IO Shortfall payable from principal collections shall be allocated in reverse sequential order beginning with the most subordinate Class of LIBOR Certificates then outstanding.

                  Any payments of Class IO Shortfalls shall be treated for tax purposes as having been received by the Holders of such Class of LIBOR Certificates in respect of the corresponding Upper-Tier Regular Interest and as having been paid by such Holders to the Holders of the Class X Certificates through the Supplemental Interest Trust.

                  Section 8.15 Custodial Responsibilities. Each of the Custodians shall provide access to the Mortgage Loan documents in possession of such Custodian regarding the related Mortgage Loans and REO Property and the servicing thereof to the Trustee, the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon two (2) Business Days prior written request and during normal business hours at the office of such Custodian; provided, however, that, unless otherwise


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required by law or any regulatory or administrative agency (including the
FDIC), such Custodian shall not be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. Each of the Custodians shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at the expense of the Trust that covers such Custodians actual costs.

                  Upon receipt of a request for release by a Servicer substantially in the form of Exhibit L, Exhibit L-1 or Exhibit L-2 hereto, the applicable Custodian shall release within five (5) Business Days the related Mortgage File to such Servicer and the Trustee shall execute and deliver to such Servicer, without recourse, a request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage (furnished by such Servicer), together with the Mortgage Note.

                  Each of the Custodians may resign at any time or may be terminated by the Trustee with cause, in each case, upon sixty (60) days written notice to the applicable Servicer, the Depositor and the Securities Administrator, in which event the Depositor will be obligated to appoint a successor. If no successor has been appointed and has accepted appointment within sixty (60) days after the resignation or termination of such Custodian, such Custodian may petition any court of competent jurisdiction for appointment of a successor.

                  The Securities Administrator, pursuant to a separate agreement, shall compensate from its own funds the Custodians for their respective activities under this Agreement. The Custodians shall have no lien on the Trust Fund for the payment of such fees. The Custodians shall be entitled to be reimbursed, from funds on deposit in the Distribution Account, amounts sufficient to indemnify and hold harmless each of the Custodians and any director, officer, employee, or agent of a Custodian against any loss, liability, or expense (including reasonable attorneys' fees) incurred in connection with any claim or legal action relating to:

                  (a)   this Agreement;

                  (b)   the Certificates; or

                  (c) the performance of any of such Custodian's duties under this Agreement,

other than any loss, liability, or expense (i) resulting from any breach of a Servicer's obligations in connection with a Servicing Agreement for which the Servicer has performed its obligation to indemnify such Custodian pursuant to such Servicing Agreement, (ii) resulting from any breach of the Responsible Party's obligations in connection with a Sale Agreement for which the Responsible Party has performed its obligation to indemnify such Custodian pursuant to such Sale Agreement or (iii) incurred because of willful misfeasance, bad faith, or negligence in the performance of any of such Custodian's duties under this Agreement. This indemnity shall survive the termination of this Agreement or the earlier resignation or removal of the Custodians.

                                   ARTICLE IX

                      ADMINISTRATION OF THE MORTGAGE LOANS
                             BY THE MASTER SERVICER

                  Section 9.01 Duties of the Master Servicer; Enforcement of Servicer's Obligations. (a) The Master Servicer, on behalf of the Trustee, the Securities Administrator, the


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Depositor and the Certificateholders, shall monitor the performance of the
Servicers under the related Servicing Agreements, and (except as set forth below) shall use its reasonable good faith efforts to cause the Servicers to duly and punctually perform their duties and obligations thereunder as applicable. Upon the occurrence of an Event of Default of which a Responsible Officer of the Master Servicer has actual knowledge, the Master Servicer shall promptly notify the Securities Administrator and the Trustee and shall specify in such notice the action, if any, the Master Servicer plans to take in respect of such default. So long as an Event of Default shall occur and be continuing, the Master Servicer shall take the actions specified in Article VII.

                  If (i) a Servicer reports a delinquency on a monthly report and (ii) such Servicer, by 11 a.m. (New York Time) on the Business Day preceding the related Remittance Date, neither makes a Monthly Advance nor provides the Securities Administrator and the Master Servicer with a report certifying that such a Monthly Advance would be a Nonrecoverable Monthly Advance, then the Master Servicer shall deposit in the Distribution Account not later than the Business Day immediately preceding the related Distribution Date a Monthly Advance in an amount equal to the difference between (x) with respect to each Monthly Payment due on a Mortgage Loan that is delinquent (other than Relief Act Interest Shortfalls) and for which the related Servicer was required to make a Monthly Advance pursuant to the related Servicing Agreement and (y) amounts deposited in the Collection Account to be used for Monthly Advances with respect to such Mortgage Loan, except to the extent the Master Servicer determines any such Monthly Advance to be a Nonrecoverable Monthly Advance or Nonrecoverable Servicing Advance. Subject to the foregoing, the Master Servicer shall continue to make such Monthly Advances for so long as the related Servicer is required to do so under the related Servicing Agreement. If applicable, on the Business Day immediately preceding the Distribution Date, the Master Servicer shall deliver an Officer's Certificate to the Trustee stating that the Master Servicer elects not to make a Monthly Advance in a stated amount and detailing the reason(s) it deems the Monthly Advance to be a Nonrecoverable Monthly Advance. Any amounts deposited by the Master Servicer pursuant to this Section 9.01 shall be net of the Servicing Fee for the related Mortgage Loans. If the Master Servicer fails to make a required Monthly Advance, the Securities Administrator shall provide prompt written notice to the Trustee of such failure.

                  (a) The Master Servicer shall pay the costs of monitoring the Servicers as required hereunder (including costs associated with (i) termination of any Servicer, (ii) the appointment of a successor servicer or
(iii) the transfer to and assumption of, the servicing by the Master Servicer) and shall, to the extent permitted by the related Servicing Agreement, seek reimbursement therefor initially from the terminated Servicer. In the event the full costs associated with the transition of servicing responsibilities to the Master Servicer or to a successor servicer are not paid for by the predecessor or successor Servicer (provided such successor Servicer is not the Master Servicer), the Master Servicer may be reimbursed therefor by the Trust for out-of-pocket costs incurred by the Master Servicer associated with any such transfer of servicing duties from a Servicer to the Master Servicer or any other successor servicer.

                  (b) If the Master Servicer assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer it replaces or for any errors or omissions of such Servicer.


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                  If the Depositor or an affiliate of the Depositor, is the
owner of the servicing rights for any Servicer and the Depositor chooses to terminate such Servicer with or without cause and sell those servicing rights to a successor servicer, then the Depositor must provide thirty (30) days' notice to the Master Servicer, such successor servicer must be reasonably acceptable to the Master Servicer, the terminated servicer must be reimbursed for any unreimbursed Monthly Advances, servicing fees and any related expenses, the successor servicer must be qualified to service mortgage loans for Fannie Mae or Freddie Mac and the Depositor must obtain prior written consent from the Rating Agencies that the transfer of the servicing of the mortgage loans will not result in a downgrade, qualification or withdrawal of the then current ratings of the Certificates. The costs of such transfer (including any costs of the Master Servicer) are to be borne by the Depositor.

                  Neither the Depositor nor the Securities Administrator shall consent to the assignment by any Servicer of such Servicer's rights and obligations under the Agreement without the prior written consent of the Master Servicer, which consent shall not be unreasonably withheld.

                  Section 9.02 Maintenance of Fidelity Bond and Errors and Omissions Insurance. The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, directors, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

                  Section 9.03 Representations and Warranties of the Master Servicer. (a) The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

                  (i) it is a national banking association validly existing and in good standing under the laws of the United States of America, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

                  (ii) the execution and delivery of this Agreement by the
            Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer's charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer's ability to perform its obligations under this Agreement;

                  (iii) this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding


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

            obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (iv) the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

                  (v) the Master Servicer is not a party to or bound by any
            agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

                  (vi) no litigation is pending or, to the best of the Master
            Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                  (vii) [Reserved];

                  (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained; and

                  (ix) the consummation of the transactions contemplated by
            this Agreement are in the ordinary course of business of the Master Servicer.

                  (b) Section 11.01(a) of this Agreement and Section 6 of the applicable Step 2 Assignment Agreements provide that Avelo, at its option, may purchase (or, if Avelo is no longer acting as a Servicer of any of the Mortgage Loans, the Depositor, at its option, may request the Master Servicer to solicit bids in a commercially reasonable manner, on or after the Optional Termination Date (such event, the "Auction Call"), for the purchase) of all of the Mortgage Loans (and REO Properties) at the Termination Price. The Master Servicer shall accommodate such request to conduct an Auction Call at its sole discretion. Avelo, in consideration of the benefits to it of the transactions occurring under this Agreement, the Assignment Agreements and the related Servicing Agreement, hereby represents, covenants and agrees with the Depositor and any applicable NIM Issuer that it will not exercise its right to purchase, on or after the Optional Termination Date, all Mortgage Loans (and REO Properties) unless it has received (x) written notification from the NIM Trustee that all of the outstanding notes issued under the applicable indenture have been paid in full or (y) an Officer's Certificate of the NIM Issuer pursuant to the applicable section of the relevant indenture to the effect that all conditions precedent to the satisfaction and discharge of the indenture have been complied with. The Depositor hereby represents, covenants and agrees with any applicable NIM Issuer that it will not exercise its right to request the Master Servicer to solicit bids in a commercially reasonable manner, on or after the Optional Termination Date, for the purchase of all of the Mortgage Loans (and REO Properties) unless it has received (x) written notification from the NIM Trustee that all of the outstanding notes issued under the applicable indenture have been paid in full or (y) an Officer's Certificate


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of the NIM Issuer pursuant to the applicable section of the relevant indenture to the effect that all conditions precedent to the satisfaction and discharge of the indenture have been complied with.

                  The Master Servicer shall give Avelo written notice of the occurrence of the Optional Termination Date upon the occurrence of the same.

                  (c) It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement. The Master Servicer shall indemnify the Depositor, Securities Administrator, and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other reasonable costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer's representations and warranties contained in Section 9.03(a) above. It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section
9.03 to indemnify the Depositor, Securities Administrator, and the Trustee constitutes the sole remedy of the Depositor and the Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder and any termination of this Agreement.

                  Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by either the Depositor, the Master Servicer, Securities Administrator or the Trustee or notice thereof by any one of such parties to the other parties.

                  Section 9.04 Master Servicer Events of Default. Each of the following shall constitute a "Master Servicer Event of Default":

                  (a) any failure by the Master Servicer to deposit in the Distribution Account any payment received by it from any Servicer or required to be made by the Master Servicer under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by any other party hereto;

                  (b) failure by the Master Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Master Servicer as set forth in this Agreement (including any obligation to cause any subservicer or Reporting Subcontractor (except as specified below) to take any action specified in Article XIII) which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing at least 25% of


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the Voting Rights; provided that the thirty (30) day cure period shall not apply so long as the Depositor is required to file Exchange Act Reports with respect to the Trust Fund, the failure to comply with the requirements set forth in Article XIII, for which the grace period shall not exceed the lesser of ten (10) calendar days or such period in which the applicable Exchange Act Report can be timely filed (without taking into account any extensions);

                  (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days;

                  (d) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or relating to all or substantially all of its property;

                  (e) the Master Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations for three (3) Business Days;

                  (f) except as otherwise set forth herein, the Master Servicer attempts to assign this Agreement or its responsibilities hereunder or to delegate its duties hereunder (or any portion thereof) without the consent of the Securities Administrator and the Depositor; or

                  (g) the indictment of the Master Servicer for the taking of any action by the Master Servicer, any employee thereof, any Affiliate or any director or employee thereof that constitutes fraud or criminal activity in the performance of its obligations under this Agreement, in each case, where such indictment materially and adversely affects the ability of the Master Servicer to perform its obligations under this Agreement (subject to the condition that such indictment is not dismissed within ninety (90) days).

                  In each and every such case, so long as a Master Servicer Event of Default shall not have been remedied, in addition to whatever rights the Trustee may have at law or equity to damages, including injunctive relief and specific performance, the Trustee, by notice in writing to the Master Servicer, may, and (a) upon the request of the Holders of Certificates representing at least 51% of the Voting Rights (except with respect to any Master Servicer Event of Default related to a failure to comply with an Exchange Act Filing Obligation) or (b) the Depositor, in the case of a failure related to an Exchange Act Filing Obligation, shall, terminate with cause all the rights and obligations of the Master Servicer under this Agreement.

                  The Depositor shall not be entitled to terminate the rights and obligations of the Master Servicer, pursuant to the above paragraph, if a failure of the Master Servicer to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of


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Regulation AB was attributable solely to the role or functions of such
Subcontractor with respect to mortgage loans other than the Mortgage Loans.

                  Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, shall pass to and be vested in any successor master servicer appointed hereunder which accepts such appointments. Upon written request from the Trustee or the Depositor, the Master Servicer shall prepare, execute and deliver to the successor entity designated by the Trustee any and all documents and other instruments related to the performance of its duties hereunder as the Master Servicer and, place in such successor's possession all such documents with respect to the master servicing of the Mortgage Loans and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, at the Master Servicer's sole expense. The Master Servicer shall cooperate with the Trustee and such successor master servicer in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor master servicer for administration by it of all cash amounts which shall at the time be credited to the Distribution Account or are thereafter received with respect to the Mortgage Loans.

                  Upon the occurrence of a Master Servicer Event of Default, the Securities Administrator shall (i) provide prompt written notice to the Trustee and the Depositor of such occurrence and (ii) provide the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a successor master servicer in the event the Trustee should succeed to the duties of the Master Servicer as set forth herein. In the event that the Master Servicer becomes a terminated Master Servicer due to a Master Servicer Event of Default, the terminated Master Servicer shall bear all costs of the transfer of master servicing hereunder (including those incurred by the Trustee). If such costs are not paid by the terminated Master Servicer, such costs shall be reimbursed from the Trust Fund.

                  Section 9.05 Waiver of Default. By a written notice, the Trustee may with the consent of a Holders of Certificates evidencing at least 51% of the Voting Rights waive any default by the Master Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Master Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                  Section 9.06 Successor to the Master Servicer. Upon termination of the Master Servicer's responsibilities and duties under this Agreement, the Trustee shall appoint or may petition any court of competent jurisdiction for the appointment of a successor, which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Master Servicer under this Agreement prior to the termination of the Master Servicer. Any successor shall be a Fannie Mae and Freddie Mac approved servicer in good standing and acceptable to the Depositor and the Rating Agencies. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that in no event shall


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the master servicer fee paid to such successor master servicer exceed that paid to the Master Servicer hereunder. In the event that the Master Servicer's duties, responsibilities and liabilities under this Agreement are terminated, the Master Servicer shall continue to discharge its duties and responsibilities hereunder until the effective date of such termination with the same degree of diligence and prudence which it is obligated to exercise under this Agreement and shall take no action whatsoever that might impair or prejudice the rights of its successor. The termination of the Master Servicer shall not become effective until a successor shall be appointed pursuant hereto and shall in no event (i) relieve the Master Servicer of responsibility for the representations and warranties made pursuant to Section 9.03(a) hereof and the remedies available to the Trustee under Section 9.03(b) hereof, it being understood and agreed that the provisions of Section 9.03 hereof shall be applicable to the Master Servicer notwithstanding any such sale, assignment, resignation or termination of the Master Servicer or the termination of this Agreement; or
(ii) affect the right of the Master Servicer to receive payment and/or reimbursement of any amounts accruing to it hereunder prior to the date of termination (or during any transition period in which the Master Servicer continues to perform its duties hereunder prior to the date the successor master servicer fully assumes its duties).

                  If no successor Master Servicer has accepted its appointment within ninety (90) days of the time the Trustee receives the resignation of the Master Servicer, the Trustee shall be the successor Master Servicer in all respects under this Agreement and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto, including the obligation to make Monthly Advances; provided, however, that any failure to perform any duties or responsibilities caused by the Master Servicer's failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder. In the Trustee's capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation therefor, the Trustee shall be entitled to receive the compensation, reimbursement and indemnities otherwise payable to the Master Servicer, including the fees and other amounts payable pursuant to Section 9.07 hereof.

                  At least fifteen (15) calendar days prior to the effective date of such appointment, the Trustee shall provide written notice to the Depositor of such successor pursuant to this Section 9.06.

                  Any successor master servicer appointed as provided herein, shall execute, acknowledge and deliver to the Master Servicer and to the Trustee an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 9.03 hereof, and whereupon such successor shall become fully vested with all of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Master Servicer or termination of this Agreement shall not affect any claims that the Trustee may have against the Master Servicer arising out of the Master Servicer's actions or failure to act prior to any such termination or resignation or in connection with the Trustee's assumption as successor master servicer of such obligations, duties and responsibilities.

                  Upon a successor's acceptance of appointment as such, the Master Servicer shall notify by mail the Trustee of such appointment.


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                  Section 9.07 Compensation of the Master Servicer. As
compensation for its activities under this Agreement, the Master Servicer shall be paid the Master Servicing Fee and be entitled to the investment income earned on amounts in the Distribution Account during the Master Servicer Float Period.

                  Section 9.08 Merger or Consolidation. Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall (i) be a Person (or have an Affiliate) that is qualified and approved to service mortgage loans for Fannie Mae and FHLMC (provided, further that a successor Master Servicer that satisfies subclause (i) through an Affiliate agrees to service the Mortgage Loans in accordance with all applicable Fannie Mae and FHLMC guidelines) and (ii) have a net worth of not less than $25,000,000.

                  Section 9.09 Resignation of the Master Servicer. Except as otherwise provided in Sections 9.08 and 9.10 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer's duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be independent to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer satisfactory to the Trustee and the Depositor shall have assumed, the Master Servicer's responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.

                  At least fifteen (15) calendar days prior to the effective date of such resignation, the Master Servicer shall provide written notice to the Depositor of any successor pursuant to this Section.

                  If at any time, Wells Fargo, as Master Servicer, resigns under this Section 9.09, or is removed as Master Servicer pursuant to Section 9.04, then at such time Wells Fargo shall also resign (and shall be entitled to resign) as Securities Administrator under this Agreement.

                  Section 9.10 Assignment or Delegation of Duties by the Master Servicer. Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer; provided, however, that the Master Servicer shall have the right with the prior written consent of the Depositor (which shall not be unreasonably withheld or delayed), and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrade of the ratings assigned to any of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. Notice of such permitted assignment shall be


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

given promptly by the Master Servicer to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer but in no event shall the fee payable to the successor master servicer exceed that payable to the predecessor master servicer.

                  Section 9.11 Limitation on Liability of the Master Servicer. Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee, the Securities Administrator, the Servicers or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties as Master Servicer with respect to the Mortgage Loans under this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom, shall be liabilities of the Trust, and the Master Servicer shall be entitled to be reimbursed therefor out of the Master Servicer Account in accordance with the provisions of Section 9.07 and Section 9.12.

                  The Master Servicer shall not be liable for any acts or omissions of any Servicer except to the extent that damages or expenses are incurred as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful malfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the obligations of the Servicers as required under this Agreement.

                  Section 9.12 Indemnification; Third Party Claims. The Master Servicer agrees to indemnify the Depositor, the Securities Administrator, the Servicers and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator, the Servicers or the Trustee may sustain as a result of the Master Servicer's willful malfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Agreement. The Depositor, the Securities Administrator, the Servicers, and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans which would entitle the Depositor, the Servicers or the Trustee to indemnification under this Section 9.12, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.


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

                  The Master Servicer agrees to indemnify and hold harmless the Trustee from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses (including reasonable attorneys' fees) that the Trustee may sustain as a result of such liability or obligations of the Master Servicer and in connection with the Trustee's assumption (not including the Trustee's performance, except to the extent that costs or liability of the Trustee are created or increased as a result of negligent or wrongful acts or omissions of the Master Servicer prior to its replacement as Master Servicer) of the Master Servicer's obligations, duties or responsibilities under such agreement.

                  The Trust will indemnify the Master Servicer and hold it harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that the Master Servicer may incur or sustain in connection with, arising out of or related to this Agreement, the Servicing Agreements, the Sale Agreements, the Step 2 Assignment Agreements or the Certificates, except to the extent that any such loss, liability or expense is related to (i) a material breach of the Master Servicer's representations and warranties in this Agreement or (ii) the Master Servicer's willful malfeasance, bad faith or negligence or by reason of its reckless disregard of its duties and obligations under any such agreement; provided, that any such loss, liability or expense constitutes an "unanticipated expense incurred by the REMIC" within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii). The Master Servicer shall be entitled to reimbursement for any such indemnified amount from funds on deposit in the Distribution Account.

                                   ARTICLE X

                    CONCERNING THE SECURITIES ADMINISTRATOR

                  Section 10.01 Duties of the Securities Administrator. The Securities Administrator shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.

                  (a) The Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Securities Administrator that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Securities Administrator shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Securities Administrator shall notify the Certificateholders of such non conforming instrument in the event the Securities Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

                  (b) No provision of this Agreement shall be construed to relieve the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i) the duties and obligations of the Securities
            Administrator shall be determined solely by the express provisions of this Agreement, the Securities


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            Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Securities Administrator and the Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Securities Administrator and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

                  (ii) the Securities Administrator shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Securities Administrator, unless it shall be conclusively determined by a court of competent jurisdiction, such determination no longer subject to appeal, that the Securities Administrator was negligent in ascertaining the pertinent facts;

                  (iii) the Securities Administrator shall not be liable with respect to any action or inaction taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Securities Administrator, or exercising or omitting to exercise any trust or power conferred upon the Securities Administrator under this Agreement; and

                  (iv) the Securities Administrator shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer or the Trustee.

                  Section 10.02 Certain Matters Affecting the Securities Administrator. Except as otherwise provided in Section 10.01:

                  (a) the Securities Administrator may request and conclusively rely upon and shall be fully protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Securities Administrator shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

                  (b) the Securities Administrator may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (c) the Securities Administrator shall not be liable for any action or inaction taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;


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

                  (d) the Securities Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Securities Administrator, not reasonably assured to the Securities Administrator by the security afforded to it by the terms of this Agreement, the Securities Administrator may require reasonable indemnity against such expense or liability as a condition to so proceeding. Nothing in this clause (iv) shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors, provided that the Master Servicer shall have no liability for disclosure required by this Agreement;

                  (e) the Securities Administrator may execute any of the
            trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and the Securities Administrator shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by the Securities Administrator with due care;

                  (f) the Securities Administrator shall not be required to
            risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement;

                  (g) the Securities Administrator shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Securities Administrator reasonable security or indemnity satisfactory to the Securities Administrator against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (h) the Securities Administrator shall have no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Securities Administrator may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Trustee, the Securities Administrator and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust


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            Fund, and the Securities Administrator shall be entitled to be reimbursed therefor out of the Collection Account; and

                  (i) in no event shall the Securities Administrator be liable for special, indirect or consequential damages.

                  The Securities Administrator shall have no duty (A) to cause any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing thereof, (B) to cause the provision of any insurance or (C) to cause the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account.

                  Section 10.03 Securities Administrator Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Transferor, as the case may be, and the Securities Administrator assumes no responsibility for their correctness. The Securities Administrator makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Securities Administrator's execution and authentication of the Certificates. The Securities Administrator shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Depositor or the Master Servicer.

                  Section 10.04 Securities Administrator May Own Certificates. The Securities Administrator in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the parties hereto and their Affiliates with the same rights as it would have if it were not the Securities Administrator.

                  Section 10.05 Securities Administrator's Fees and Expenses. The Securities Administrator shall be entitled to the investment income earned on amounts in the Distribution Account during the Master Servicer Float Period. The Securities Administrator and any director, officer, employee, agent or "control person" within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange of 1934, as amended ("Control Person"), of the Securities Administrator shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees)
(i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Mortgage Loans or (c) the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Securities Administrator's duties hereunder, (ii) incurred in connection with the performance of any of the Securities Administrator's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Securities Administrator's duties hereunder or
(iii) incurred by reason of any action of the Securities Administrator taken at the direction of the Certificateholders, provided that any such loss, liability or expense constitutes an "unanticipated expense incurred by the REMIC" within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii). Such indemnity shall survive the termination of this Agreement or the resignation or


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removal of the Securities Administrator hereunder. Without limiting the foregoing, and except for any such expense, disbursement or advance as may arise from the Securities Administrator's negligence, bad faith or willful misconduct, or which would not be an "unanticipated expense" within the meaning of the second preceding sentence, the Securities Administrator shall be reimbursed by the Trust for all reasonable expenses, disbursements and advances incurred or made by the Securities Administrator in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer, appraiser or other agent that is not regularly employed by the Securities Administrator, to the extent that the Securities Administrator must engage such Persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates. The Trust shall fulfill its obligations under this paragraph from amounts on deposit from time to time in the Distribution Account.

                  The Securities Administrator may retain or withdraw from the Distribution Account, (i) the Master Servicing Fee and the investment income earned on amounts in the Distribution Account during the Master Servicer Float Period, (ii) amounts necessary to reimburse it or the Master Servicer for any previously unreimbursed Advances and any Advances the Master Servicer deems to be non-recoverable from the related Mortgage Loan proceeds, (iii) an aggregate annual amount to indemnify the Master Servicer and itself for amounts due in accordance with this Agreement and (iv) any other amounts which it or the Master Servicer is entitled to receive hereunder for reimbursement, indemnification or otherwise, including the amount to which the Securities Administrator is entitled pursuant to Section 3.02 hereof. The Securities Administrator shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

                  Section 10.06 Eligibility Requirements for the Securities Administrator. The Securities Administrator hereunder shall at all times be a corporation or association organized and doing business under the laws the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating of at least investment grade. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 10.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 10.06, the Securities Administrator shall resign immediately in the manner and with the effect specified in Section 10.07 hereof. The entity serving as Securities Administrator may have normal banking and trust relationships with the Depositor and its affiliates or the Trustee and its affiliates.

                  Any successor Securities Administrator (i) may not be an originator, the Master Servicer, the Servicer, the Depositor or an affiliate of the Depositor unless the Securities Administrator functions are operated through an institutional trust department of the Securities


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

Administrator, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be rated at least "A/F1" by Fitch, if Fitch is a Rating Agency and if rated by Fitch, or the equivalent rating by S&P or Moody's. If no successor Securities Administrator shall have been appointed and shall have accepted appointment within sixty (60) days after the Securities Administrator ceases to be the Securities Administrator pursuant to Section 10.07, then the Trustee may (but shall not be obligated to) become the successor Securities Administrator. The Depositor shall appoint a successor to the Securities Administrator in accordance with
Section 10.07. The Trustee shall notify the Rating Agencies of any change of Securities Administrator.

                  Section 10.07 Resignation and Removal of the Securities Administrator. The Securities Administrator may at any time resign by giving written notice of resignation to the Depositor and the Trustee and each Rating Agency not less than sixty (60) days before the date specified in such notice when, subject to Section 10.08, such resignation is to take effect, and acceptance by a successor Securities Administrator in accordance with Section
10.08 meeting the qualifications set forth in Section 10.06. If no successor Securities Administrator meeting such qualifications shall have been so appointed by the Depositor and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Securities Administrator.

                  At least fifteen (15) calendar days prior to the effective date of such resignation, the Securities Administrator shall provide written notice to the Depositor or any successor pursuant to this Section 10.07.

                  If at any time (i) the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 10.06 hereof and shall fail to resign after written request thereto by the Depositor, (ii) the Securities Administrator shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Securities Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Securities Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Securities Administrator or the Trust Fund is located and (B) the imposition of such tax would be avoided by the appointment of a different Securities Administrator, or
(iv) the Securities Administrator fails to comply with its obligations under
Article XIII and such failure is not remedied within the lesser of ten (10) calendar days or such period in which the applicable Exchange Act Report can be timely filed (without taking into account any extensions), then, in the case of clauses (i) through (iv), the Depositor may remove the Securities Administrator and appoint a successor Securities Administrator by written instrument, in triplicate, one copy of which instrument shall be delivered to the Securities Administrator so removed, one copy of which shall be delivered to the Master Servicer and one copy to the successor Securities Administrator.

                  The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Securities Administrator and appoint a successor Securities Administrator by written instrument or instruments, in triplicate, signed by such Holders or their attorneys in fact duly authorized, one complete set of which instruments shall be delivered by the successor


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Securities Administrator to the Trustee, one complete set to the Securities
Administrator so removed and one complete set to the successor so appointed. Notice of any removal of the Securities Administrator shall be given to each Rating Agency by the successor Securities Administrator.

                  Any resignation or removal of the Securities Administrator and appointment of a successor Securities Administrator pursuant to any of the provisions of this Section 10.07 shall become effective upon acceptance by the successor Securities Administrator of appointment as provided in Section 10.08 hereof.

                  Section 10.08 Successor Securities Administrator. Any successor Securities Administrator (which may be the Trustee) appointed as provided in Section 10.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor Securities Administrator and the Trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor Securities Administrator shall become effective and such successor Securities Administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Securities Administrator herein. The Depositor, the Trustee, the Master Servicer and the predecessor Securities Administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Securities Administrator all such rights, powers, duties, and obligations.

                  No successor Securities Administrator shall accept appointment as provided in this Section 10.08 unless at the time of such acceptance such successor Securities Administrator shall be eligible under the provisions of Section 10.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates, as confirmed in writing by each Rating Agency and has provided to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Securities Administrator.

                  Upon acceptance by a successor Securities Administrator of appointment as provided in this Section 10.08, the Depositor shall mail notice of the succession of such Securities Administrator hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within ten (10) days after acceptance by the successor Securities Administrator of appointment, the successor Securities Administrator shall cause such notice to be mailed at the expense of the Depositor.

                  Section 10.09 Merger or Consolidation of the Securities Administrator. Any corporation or other entity into which the Securities Administrator may be merged or converted or with which it may be consolidated or any corporation or other entity resulting from any merger, conversion or consolidation to which the Securities Administrator shall be a party, or any corporation or other entity succeeding to the business of the Securities Administrator, shall be the successor of the Securities Administrator hereunder, provided that such corporation or other entity shall be eligible under the provisions of Section 10.06 hereof, without the execution


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or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 10.10 Assignment or Delegation of Duties by the Securities Administrator. Except as expressly provided herein, the Securities Administrator shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Securities Administrator; provided, however, that the Securities Administrator shall have the right with the prior written consent of the Depositor (which shall not be unreasonably withheld or delayed), and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrade of the ratings assigned to any of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Securities Administrator hereunder. Notice of such permitted assignment shall be given promptly by the Securities Administrator to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Securities Administrator are transferred to a successor securities administrator, the entire compensation payable to the Securities Administrator pursuant hereto shall thereafter be payable to such successor securities administrator but in no event shall the fee payable to the successor securities administrator exceed that payable to the predecessor securities administrator.

                                   ARTICLE XI

                                  TERMINATION

                  Section 11.01 Termination upon Liquidation or Purchase of the Mortgage Loans. Subject to Section 11.03, the obligations and responsibilities of the Depositor, the Master Servicer, the Servicers, the Securities Administrator and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of: (a) Avelo, at its option, purchasing (the "Avelo Call") (or, if Avelo is no longer acting as a Servicer of any of the Mortgage Loans, the Depositor may request the Master Servicer to exercise its option to conduct an Auction Call for the purchase of) the Mortgage Loans and all other property of the Trust on a non-recourse basis with no representations or warranties of any nature whatsoever and the sale of all of the Property of the Trust Fund, on or after the Optional Termination Date. The Master Servicer shall accommodate such request to conduct an Auction Call at its sole discretion. The Property of the Trust Fund shall be sold by the Trustee as directed by the Depositor or the Master Servicer to the entity with the highest bid received by the Master Servicer from closed bids solicited by the Master Servicer or its designee; provided, that to effectuate such sale, the Master Servicer or its designee shall have made reasonable efforts to sell all of the property of the Trust Fund for its fair market value in a commercially reasonable manner and on commercially reasonable terms, which includes the good faith solicitation of competitive bids to prospective purchasers that are recognized broker/dealers for assets of this type and provided further that,
(i) such sale price shall not be less than the Par Value as certified by the Depositor, (ii) the Master Servicer receives bids from no fewer than three prospective purchasers (which may include the Majority Class X Certificateholder) and (iii) such sale price shall be deposited with the Master Servicer prior to the Distribution Date following the month in which such value is determined; and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan


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remaining in the Trust Fund and the disposition of all REO Property and (ii)
the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof. For purposes of this Section, the "Termination Price" shall be equal to the greater of: (1) the sum of (i) 100% of the unpaid principal balance of each Mortgage Loan (other than in respect of REO Property) plus accrued and unpaid interest thereon at the applicable Mortgage Interest Rate, (ii) the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Master Servicer at its expense, plus accrued and unpaid interest on the related mortgage loans at the applicable mortgage rate and (y) the unpaid principal balance of each Mortgage Loan related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Mortgage Interest Rate; and (iii) any Swap Termination Payment other than a Defaulted Swap Termination Payment owed to the Swap Provider; and (2) the aggregate fair market value of each Mortgage Loan and any REO Property, as determined by the highest bid received by the Master Servicer from closed bids solicited by the Depositor or its designee from at least three recognized broker/dealers (one of which may be an affiliate of the Depositor) that deal in similar assets as of the close of business on the third Business Day preceding the date upon which a Notice of Final Distribution is furnished to Certificateholders pursuant to Section 11.02, plus accrued and unpaid interest on the Mortgage Loans at the applicable Mortgage Interest Rate.

                  The proceeds of the purchase or sale of such assets of the Trust pursuant to the Avelo Call or the Auction Call described in Section 11.01 above (other than, with respect to any mortgage loan and the related property, an amount equal to the excess, if any, of the amount in Section 11.01(a)(2) over the sum of the amount in Section 11.01(a)(1) (such excess, the "Fair Market Value Excess")) will be distributed to the holders of the Certificates in accordance with Section 4.01. Any Fair Market Value Excess received in connection with the purchase of the Mortgage Loans and REO Properties will be distributed to the holders of the Class RC Certificates.

                  Except to the extent provided above with regard to allocating any Fair Market Value Excess to the holders of the Class RC Certificates, the proceeds of such a purchase or sale will be treated as a prepayment of the Mortgage Loans for purposes of distributions to Certificateholders. Accordingly, the sale of the Mortgage Loans and the REO Properties as a result of the exercise of the Avelo Call or the Auction Call will result in the final distribution on the Certificates on that Distribution Date.

                  Section 11.02 Final Distribution on the Certificates. If, on any Remittance Date, the Servicers notify the Securities Administrator that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Collection Account, the Securities Administrator shall promptly send a Notice of Final Distribution to the applicable Certificateholders. If Avelo exercises its option to terminate the Trust Fund pursuant to clause (a) of Section 11.01, or if an Auction Call is requested pursuant to clause (b) of such Section, the Master Servicer, pursuant to the applicable Step 2 Assignment Agreements and by no later than the tenth
(10th) day of the month of final distribution, shall notify the Trustee, each Servicer and


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the Securities Administrator of the final Distribution Date and of the applicable sale price of the Mortgage Loans and REO Properties.

                  A Notice of Final Distribution, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Securities Administrator by letter to Certificateholders mailed not later than the fifteenth (15th) day of the month of such final distribution. Any such Notice of Final Distribution shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Securities Administrator will give such Notice of Final Distribution to each Rating Agency at the time such Notice of Final Distribution is given to Certificateholders.

                  In the event the Mortgage Loans (and REO Properties) and all rights and obligations under the Servicing Agreements are purchased or sold pursuant to Section 11.01 and pursuant to the applicable Step 2 Assignment Agreement, the Master Servicer on behalf of the Trustee is required thereunder to remit to the Securities Administrator the applicable Termination Price on the applicable Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a request for release therefor in the form of Exhibit L, Exhibit L-1 or Exhibit L-2, as applicable, the Master Servicer shall direct the Custodians to release and the relevant Custodians shall promptly release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

                  Upon presentation and surrender of the Certificates, the Securities Administrator shall cause to be distributed to the Certificateholders of each Class (after reimbursement of all amounts due the Depositor, the Master Servicer, the Securities Administrator, the Trustee and the Custodians hereunder), in each case on the final Distribution Date and in the order set forth in Section 4.01, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount up to an amount equal to (i) as to each Class of Regular Certificates (except the Class X Certificates), the Certificate Balance thereof plus for each such Class and the Class X Certificates accrued interest thereon in the case of an interest-bearing Certificate and all other amounts to which such Classes are entitled pursuant to Section 4.01, and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account after application pursuant to clause (i) above (other than the amounts retained to meet claims). The foregoing provisions are intended to distribute to each Class of Regular Certificates any accrued and unpaid interest and principal to which they are entitled based on the Pass-Through Rates and actual Class Certificate Balances or notional principal balances set forth in the Preliminary Statement upon liquidation of the Trust Fund.

                  In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six (6) months after the date specified in the above mentioned written notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution


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with respect thereto. If within six (6) months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one (1) year after the second notice all Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

                  Section 11.03 Additional Termination Requirements. In the event the Avelo Call or the Auction Call is exercised as provided in Section 11.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee and the Securities Administrator have been supplied with an Opinion of Counsel, at the expense of the entity exercising the call right, to the effect that the failure to comply with the requirements of this Section 11.03 will not (i) result in the imposition of taxes on "prohibited transactions" on any Trust REMIC as defined in Section 860F of the Code, or (ii) cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                  (a) The Securities Administrator on behalf of the Trustee shall sell all of the assets of the Trust Fund to the entity with the highest bid received pursuant to the Auction Call and, by the next Distribution Date after such sale, shall distribute to the Certificateholders the proceeds of such sale in complete liquidation of each of the Trust REMICs; and

                  (b) The Securities Administrator shall attach a statement to the final federal income tax return for each of the Trust REMICs stating that pursuant to Treasury Regulations Section 1.860F-1, the first day of the ninety
(90) day liquidation period for each such Trust REMIC was the date on which the Securities Administrator on behalf of the Trustee sold the assets of the Trust Fund to the entity with the highest bid received pursuant to the Auction Call.

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

                  Section 12.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator, the Custodians and the Trustee (and the Master Servicer may request an amendment or consent to any amendment of a Servicing Agreement as directed by the Depositor) without the consent of any of the Certificateholders
(i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or in the applicable Servicing Agreement, or to supplement any provision in this Agreement which may be inconsistent with any other provision herein or in the applicable Servicing Agreement, (iii) to add to the duties of the Depositor, or the Trustee (or with respect to the applicable Servicing Agreement, of the applicable Servicer) the Master Servicer, the Securities Administrator or the Custodians, (iv) to add any other provisions with respect to matters or questions arising hereunder or under the applicable Servicing Agreement, (v) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in the Prospectus Supplement, or to correct or supplement any provision herein which may be inconsistent with any other


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

provisions herein or with the provisions of any underlying purchase or servicing agreement or (vi) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement or in the applicable Servicing Agreement; provided, that any action pursuant to clause (iv) or (vi) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall be an expense of the requesting party, but in any case shall not be an expense of the Trustee, the Master Servicer, the Securities Administrator, the Custodians or the Trust Fund, and shall be addressed to the foregoing entities), adversely affect in any material respect the interests of any Certificateholder; provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. The Trustee, the Depositor, the Custodians, the Securities Administrator and the Master Servicer also may at any time and from time to time amend this Agreement (and the Master Servicer shall request the Servicers amend the applicable Servicing Agreements), without the consent of the Certificateholders, to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of each Trust REMIC under the REMIC Provisions, (ii) avoid or minimize the risk of the imposition of any tax on any Trust REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or
(iii) comply with any other requirements of the Code; provided, that the Trustee and the Master Servicer have been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

                  This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Custodians, the Securities Administrator and the Trustee (and the Master Servicer shall consent to any amendment to the applicable Servicing Agreement as directed by the Depositor) with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66?% of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66?%, or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

                  Notwithstanding any contrary provision of this Agreement, the Trustee and the Master Servicer shall not consent to any amendment to this Agreement or any Servicing Agreement unless (i) each shall have first received an Opinion of Counsel, which opinion shall


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not be an expense of the Trustee, the Master Servicer or the Trust Fund, to the
effect that such amendment will not cause the imposition of any tax on any Trust REMIC or the Certificateholders or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding and (ii) the party seeking such amendment shall have provided written notice to the Rating Agencies (with a copy of such notice to the Trustee and the Master Servicer) of such amendment, stating the provisions of the Agreement to be amended.

                  Notwithstanding the foregoing provisions of this Section 12.01, with respect to any amendment that significantly modifies the permitted activities of the Trustee or a Servicer under the applicable Servicing Agreement, any Certificate beneficially owned by the Depositor or any of its Affiliates or by the Responsible Party or any of its Affiliates shall be deemed not to be outstanding (and shall not be considered when determining the percentage of Certificateholders consenting or when calculating the total number of Certificates entitled to consent) for purposes of determining if the requisite consents of Certificateholders under this Section 12.01 have been obtained.

                  Promptly after the execution of any amendment to this Agreement or any Servicing Agreement requiring the consent of Certificateholders, the Master Servicer shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

                  It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  Nothing in this Agreement shall require the Trustee, the Custodians, the Master Servicer or the Securities Administrator to enter into an amendment which modifies its obligations or liabilities without its consent and in all cases without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee, the Custodians, the Master Servicer, the Securities Administrator or the Trust Fund), satisfactory to the Trustee, the Master Servicer or the Securities Administrator, as applicable, that (i) such amendment is permitted and is not prohibited by this Agreement or the applicable Servicing Agreement and that all requirements for amending this Agreement or such Servicing Agreement have been complied with; and (ii) either
(A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this
Section 12.01.

                  Notwithstanding the Trustee's consent to, or the Master Servicer's request for, any amendment of any Servicing Agreement pursuant to the terms of this Section 12.01, such Servicing Agreement cannot be amended without the consent of the applicable Servicer. Neither the Master Servicer nor the Trustee shall be responsible for any failure by such Servicer to consent to any amendment to the applicable Servicing Agreement.


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                  Notwithstanding the foregoing, any amendment to this
Agreement shall require the prior written consent of the Swap Provider, if such amendment materially and adversely affects the rights or interests of the Swap Provider.

                  Section 12.02 Recordation of Agreement; Counterparts. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation shall be caused to be effected by the Depositor at the expense of the Trust, but only if an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders is delivered to the Depositor.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 12.03 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 12.04 Intention of Parties. It is the express intent of the parties hereto that the conveyance (i) of the Mortgage Loans by the Depositor and (ii) of the Trust Fund by the Depositor to the Trustee each be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in either of such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and
(ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

                  The Depositor, for the benefit of the Certificateholders, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders.

                  Section 12.05 Notices. (a) The Securities Administrator shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:


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                        (i) Any material change or amendment to this Agreement;

                        (ii) The occurrence of any Event of Default that has
                  not been cured;

                        (iii) The resignation or termination of a Servicer,
                  Master Servicer, Securities Administrator or the Trustee and the appointment of any successor;

                        (iv) The repurchase or substitution of Mortgage Loans
                  pursuant to this Agreement or the Sale Agreements; and

                        (v) The final payment to Certificateholders.

                  (b) In addition, the Securities Administrator shall promptly make available on its internet website to each Rating Agency copies of the following:

                        (i) Each report to Certificateholders described in
                  Section 4.02.

                        (ii) The Servicer's annual statement of compliance and
                  the accountant's report described in the Servicing Agreements; and

                        (iii) Any notice of a purchase of a Mortgage Loan
                  pursuant to this Agreement and any Sale Agreement.

      (c) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to: (a) in the case of the Depositor, the Purchaser or the Goldman Conduit, to Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Principal Finance Group/Christopher M. Gething and Asset Management Group/Senior Asset Manager, or such other address as may be hereafter furnished to the Securities Administrator by the Depositor in writing; (b) in the case of Avelo, to Avelo Mortgage, L.L.C., 600 E. Las Colinas Boulevard, Suite 620, Irving, Texas 75039,
Attention: President and General Counsel, or such other address as may be hereafter furnished to the Depositor and the Securities Administrator by Avelo in writing; (c) in the case of Countrywide and Countrywide Servicing, to Countrywide Home Loans Servicing LP, 4500 Park Granada, Calabasas, California 91302, Attention: Investor Accounting, or such other address as may be hereafter furnished to the Depositor and the Securities Administrator by Countrywide Servicing in writing; (d) in the case of BNY as Custodian, to The Bank of New York Trust Company, N.A., 2220 Chemsearch Boulevard, Suite 150, Irving, Texas 75062, or such other address as may be hereafter furnished to the Depositor and the Securities Administrator by BNY in writing; (e) in the case of GreenPoint, to GreenPoint Mortgage Funding, Inc., 100 Wood Hollow Drive, Novato, California 94945, Attention: Susan Davia, or such other address as may be hereafter furnished to the Depositor and the Securities Administrator by GreenPoint in writing; (f) in the case of FNBN, to First National Bank of Nevada, 17600 N. Perimeter Drive, Scottsdale, Arizona 85255, or such other address as may be hereafter furnished to the Depositor and the Securities Administrator by FNBN in writing; (g) in the case of SunTrust, to SunTrust Mortgage, Inc., 901 Semmes Avenue, Richmond, Virginia 23224, or such other address as may be hereafter furnished to the Depositor, the Securities Administrator and the Swap Provider by SunTrust in writing; (h) in the case of Ameriquest, to Ameriquest Mortgage Corporation, 1100 Town & Country Road, Suite 1100, Orange, California 92868, or such other address as may be hereafter


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furnished to the Depositor, the Securities Administrator and the Swap Provider
by Ameriquest in writing; (i) in the case of Wachovia, to Wachovia Mortgage Corporation, 401 South Tryon Street, 22nd Floor, Charlotte, North Carolina 28288-1088, or such other address as may be hereafter furnished to the Depositor, the Securities Administrator and the Swap Provider by Wachovia; (j) in the case of the Trustee or the Securities Administrator to its Corporate Trust Office, or such other address as the Trustee or the Securities Administrator may hereafter furnish to the Depositor; (k) in the case of the Master Servicer and the Securities Administrator, to Wells Fargo Bank, National Association, P.O. Box 98, Columbia, Maryland 21046, Attention: GSAA 2006-19, or such other address as may be hereafter furnished to the Depositor and the Securities Administrator by the Master Servicer in writing; (l) in the case of Deutsche Bank as a Custodian, to Deutsche Bank National Trust Company, 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Mortgage Custody
- GS06SC; (m) in the case of U.S. Bank as a Custodian, to U.S. Bank National Association, 1133 Rankin Street, Suite 100, St. Paul, Minnesota 55116,
Attention: GSAA Home Equity Trust 2006-19; (n) in the case of the Swap Provider, to the related Swap Provider addressed to it at the address specified in the Interest Rate Swap Agreement or at any other address previously furnished in writing to the Trust by the related Swap Provider; and (o) in the case of each of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

                  Section 12.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  Section 12.07 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein


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provided, and unless the Holders of Certificates evidencing not less than 25%
of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for sixty (60) days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 12.07, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Section 12.08 Certificates Nonassessable and Fully Paid. It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

                  Section 12.09 Waiver of Jury Trial. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

                  Section 12.10 Rights of the Swap Provider. The Swap Provider shall be deemed a third party beneficiary of this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce its rights under this Agreement,

                                  ARTICLE XIII

                             EXCHANGE ACT REPORTING

                  Section 13.01 Filing Obligations.

                  The Master Servicer, the Trustee, the Securities Administrator and each Custodian shall reasonably cooperate with the Depositor and Securities Administrator in connection with the satisfaction of the Depositor's reporting requirements under the Exchange Act with respect to the Trust Fund. In addition to the information specified below, if so requested by the Depositor in writing for the purpose of satisfying its reporting obligation under the Exchange Act, the Master Servicer, the Trustee, the Securities Administrator and each Custodian shall (and the


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Master Servicer shall cause each Servicer and subservicer to) provide the
Depositor with (a) such information which is available to such Person without unreasonable effort or expense and within such timeframe as may be reasonably requested by the Depositor to comply with the Depositor's reporting obligations under the Exchange Act and (b) to the extent such Person is a party (and the Depositor is not a party) to any agreement or amendment required to be filed, copies of such agreement or amendment in EDGAR-compatible form.

                  In the event that the Securities Administrator becomes aware that it will be unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly notify the Depositor. In the case of Form 10-D and 10-K, the parties to this Agreement will cooperate and cause such other Servicers or Servicing Function Participants, as applicable, to cooperate, to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D unless directed by the Depositor to file a Form 8-K with such Form 8-K Disclosure Information. In the event that any previously filed Form 8-K, Form 10-D or Form 10-K needs to be amended, the Securities Administrator shall notify the Depositor and prepare any necessary Form 8-KA, Form 10-DA or Form 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K or Form 10-D shall be signed by a duly authorized representative of the Master Servicer. Any amendment to Form 10-K shall be signed by the Depositor. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 13.01 related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, Form 10-D or Form 10-K is contingent upon each such party performing its duties under this Section. The Securities Administrator shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Form 8-K, Form 10-D or Form 10-K, where such failure results from the Securities Administrator's inability or failure to receive on a timely basis, any information from or on behalf of any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

                  The Securities Administrator shall promptly file, and exercise its reasonable best efforts to obtain a favorable response to, no-action requests, or other appropriate exemptive relief with the Commission seeking the usual and customary exemption from such reporting requirements granted to issuers of securities similar to the Certificates if and to the extent the Depositor shall deem any such relief to be necessary or appropriate. Unless otherwise advised by the Depositor, the Securities Administrator shall assume that the Depositor is in compliance with the preceding sentence. In no event shall the Securities Administrator have any liability for the execution or content of any document required to be filed by the 1934 Act. The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports, and financial statements within its control related to the Trust Agreement and the Mortgage Loans as the Depositor reasonably deems appropriate to prepare and file all necessary reports with the Commission.


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

                  Section 13.02 Form 8-K Filings.

                  The Depositor shall prepare or cause to be prepared the initial current report on Form 8-K. Thereafter within four (4) Business Days after the occurrence of an event requiring disclosure in a current report on Form 8-K (each such event, a "Reportable Event"), and if requested by the Depositor, the Master Servicer shall sign on behalf of the Depositor and the Securities Administrator shall prepare and file with the Commission any Form 8-K, as required by the Exchange Act. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K ("Form 8-K Disclosure Information") shall be determined and prepared by and at the direction of the Depositor pursuant to this Section 13.02 and the Securities Administrator shall have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in this Section 13.02.

                  As set forth on Exhibit M hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than the end of business on the second Business Day after the occurrence of a Reportable Event each of the Securities Administrator, the Custodians, the Master Servicer and the Depositor shall be required to provide to the Securities Administrator and Depositor, to the extent known, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable and
(ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

                  After preparing the Form 8-K, the Securities Administrator shall forward electronically a draft copy of the Form 8-K to the Depositor for review. No later than 12:00 noon New York City time on the fourth (4th) Business Day after the Reportable Event, a duly authorized representative of the Master Servicer shall sign the Form 8-K and return such signed Form 8-K to the Securities Administrator, and no later than 5:30 p.m. New York City time on such Business Day the Securities Administrator shall file such Form 8-K with the Commission. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 13.01. Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator will, make available on its internet website (located at www.ctslink.com) a final executed copy of each Form 8-K prepared by the Securities Administrator. The signing party at the Master Servicer can be contacted at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Corporate Trust, GSAA 2006-19, by e-mail at cts.sec.notifications@wellsfargo.com or by facsimile (410) 715-2380. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 13.02 related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 13.02. The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Securities Administrator's inability or failure to receive on a timely basis, any information from any other party hereto (other than an Affiliate) needed to prepare, arrange for


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

execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

                  Section 13.03 Form 10-D Filings.

                  Within fifteen days after each Distribution Date (subject to permitted extensions under the Exchange Act and until a Form 15 is filed pursuant to Section 13.05), the Securities Administrator shall prepare and file with the Commission, and the Master Servicer shall sign on behalf of the Depositor any distribution report on Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Securities Administrator shall file each Form 10-D with a copy of the related Monthly Statement attached thereto. Any disclosure in addition to the monthly statement that is required to be included on Form 10-D ("Additional Form 10-D Disclosure") shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in this
Section 13.03.

                  As set forth on Exhibit N hereto, within five (5) calendar days after the related Distribution Date, (i) certain parties to the GSAA Home Equity Trust 2006-19 Asset-Backed Certificates transaction shall be required to provide to the Securities Administrator and the Depositor, to the extent known, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with any Additional Form 10-D Disclosure on Form 10-D pursuant to this Section 13.03.

                  After preparing the Form 10-D, the Securities Administrator shall forward electronically a draft copy of the Form 10-D to the Depositor for review. No later than two (2) Business Days following the tenth (10th) calendar day after the related Distribution Date, a duly authorized representative of the Master Servicer shall sign the Form 10-D and return such signed Form 10-D to the Securities Administrator and Depositor, and no later than 5:30 p.m. New York City time on the fifteenth (15th) calendar day after such Distribution Date the Securities Administrator shall file such Form 10-D with the Commission. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in Section 13.01. Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website (located at www.ctslink.com) a final executed copy of each Form 10-D prepared by the Securities Administrator. The signing party at the Master Servicer can be contacted at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Corporate Trust, GSAA 2006-19, by e-mail at cts.sec.notifications@wellsfargo.com or by facsimile (410) 715-2380. Each party to this Agreement acknowledges that the performance by the Securities Administrator of its duties under this Section 13.03 related to the timely preparation and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 13.03. The Securities Administrator shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to


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

properly prepare and/or timely file such Form 10-D, where such failure results from the Securities Administrator's inability or failure to receive on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

                  Form 10-D requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days." The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D if the answer to the questions should be "no". The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

                  Section 13.04 Form 10-K Filings.

                  Within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the "10-K Filing Deadline") (it being understood that the fiscal year for the Trust ends on December 31 of each year), commencing in March 2007 and continuing until the Trust has been deregistered with the Commission, the Securities Administrator shall prepare and file on behalf of the Depositor an annual report on Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement and the related Servicing Agreement: (i) an annual compliance statement for each Servicer, each Additional Servicer and the Master Servicer (each such party, a "Reporting Servicer") as described below,
(ii)(A) the annual reports on assessment of compliance with servicing criteria for each Reporting Servicer, as described under this Section 13.04 and Section 13.07, and (B) if each Reporting Servicer's report on assessment of compliance with servicing criteria described under Section 13.04 and Section 13.07 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer's report on assessment of compliance with servicing criteria described under Section 13.04 and Section
13.07 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included,
(iii)(A) the registered public accounting firm attestation report for each Reporting Servicer, as described under Section 13.07, and (B) if any registered public accounting firm attestation report described under Section 13.07 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a Sarbanes-Oxley Certification as described in Section
13.06. Any disclosure or information in addition to the disclosure or information specified in items (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Securities Administrator shall have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in this Section 13.04.


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

                  The Master Servicer and the Securities Administrator shall deliver (and the Master Servicer and Securities Administrator shall cause any Additional Servicer engaged by it to deliver) to the Depositor and the Securities Administrator on or before March 15 of each year, commencing in March 2007, an Officer's Certificate stating, as to the signer thereof, that
(i) a review of such party's activities during the preceding calendar year or portion thereof and of such party's performance under this Agreement, or such other applicable agreement in the case of an Additional Servicer, has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Promptly after receipt of each such officer's certificate, the Depositor shall review such officer's certificate and consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party's obligations hereunder or, in the case of an Additional Servicer, under such other applicable agreement.

                  The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer an annual statement of compliance within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement The Master Servicer shall include such annual statements of compliance with its own annual statement of compliance to be submitted to the Securities Administrator pursuant to this Section.

                  As set forth on Exhibit O hereto, no later than March 15 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007 and continuing until the Trust has been deregistered with the Commission, (i) certain parties to the GSAA Home Equity Trust 2006-19 Asset-Backed Certificates transaction shall be required to provide to the Securities Administrator and the Depositor, to the extent known, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this Section 13.04.

                  After preparing the Form 10-K, the Securities Administrator shall forward electronically a draft copy of the Form 10-K to the Depositor for review. No later than 12:00 noon New York City time on the fourth Business Day prior to the 10-K Filing Deadline, a senior officer of the Depositor shall sign the Form 10-K and return such signed Form 10-K to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in 13.01. Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website located at (located at www.ctslink.com) a final executed copy of each Form 10-K prepared by the Securities Administrator. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 13.04 related to the timely preparation


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

and filing of Form 10-K is contingent upon such parties (and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section 13.04, Section 13.06, Section 13.01 and Section 13.07. The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Securities Administrator's inability or failure to receive on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

                  Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days." The Depositor shall notify the Securities Administrator in writing, no later than March 15th if the answer to the questions should be "no". The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

                  Section 13.05 Form 15 Filing.

                  Prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare, sign and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust Fund under the Exchange Act.

                  Section 13.06 Sarbanes-Oxley Certification.

                  Each Form 10-K shall include a certification, (the "Sarbanes-Oxley Certification") required by Rules 13a-14(d) and 15(d)-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder). Each Servicer, the Securities Administrator and the Master Servicer shall cause any Servicing Function Participant engaged by it to provide to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person"), by March 15 of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a "Back-Up Certification"), in the form attached hereto as Exhibit J-1 (in the case of the Master Servicer) and Exhibit J-2 (in the case of the Securities Administrator), upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. The Depositor shall serve as the Certifying Person on behalf of the Trust. In the event that prior to the filing date of the Form 10-K in March of each year, the Securities Administrator or the Master Servicer has actual knowledge of information material to the Sarbanes-Oxley Certification, the Securities Administrator or the Master Servicer, as the case may be, shall promptly notify the Depositor. The respective parties hereto agree to cooperate with all reasonable requests made by any Certifying Person or Certification Party in connection with such Person's attempt to conduct any due diligence that such Person reasonably believes to be appropriate in order to allow it to deliver any Sarbanes-Oxley Certification or portion thereof with respect to the Trust Fund. In the event the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 13.06 with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be.

                  The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer a certification similar to the Back-Up Certification within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement.

                  Section 13.07 Report on Assessment of Compliance and Attestation.

                  (a) On or before March 15th of each calendar year, commencing in 2007:

                  (1) Each of the Master Servicer, the Securities Administrator and the Custodians shall deliver to the Depositor and the Securities Administrator a report regarding the Master Servicer's, the Securities Administrator's or Custodians', as applicable, assessment of compliance with the Servicing Criteria applicable to it during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB; provided, however, the Securities Administrator and Custodians shall deliver such report until a Form 15 is filed pursuant to
Section 13.06. Such report shall be signed by an authorized officer of such Person and shall address each of the Servicing Criteria applicable to it identified in Exhibit K hereto delivered to the Depositor concurrently with the execution of this Agreement. To the extent any of the Servicing Criteria so specified are not applicable to such Person, with respect to asset-backed securities transactions taken as a whole involving such Person and that are backed by the same asset type backing the Certificates, such report shall include such a statement to that effect. The Depositor and its respective officers and directors shall be entitled to rely on upon each such servicing criteria assessment.

                  (2) Each of the Master Servicer, the Securities Administrator and the Custodians shall deliver to the Depositor, the Securities Administrator and the Master Servicer a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by Master Servicer, the Securities Administrator or the Custodians, as applicable, and delivered pursuant to the preceding paragraphs. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act, including, without limitation that in the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language. To the extent any of the Servicing Criteria are not applicable to such Person, with respect to asset-backed securities transactions taken as a whole involving such Person and that are backed by the same asset type backing the Certificates, such report shall include such a statement to that effect.

                  (3) The Master Servicer shall cause each Servicer and Reporting Subcontractor to deliver to the Depositor an assessment of compliance and accountant's attestation as and when provided in paragraphs (a) and (b) of this Section 13.07.

                  (4) The Securities Administrator shall cause each Reporting Subcontractor under its employ, if any, to deliver to the Depositor and the Master Servicer an assessment of compliance and accountant's attestation as and when provided in paragraphs (a) and (b) of this Section.

            (b) Each assessment of compliance provided by the Securities Administrator, the Master Servicer or the Custodians pursuant to Section 13.07(a)(2) shall address each of the Servicing Criteria applicable to it specified on a Exhibit K hereto delivered to the Depositor concurrently with the execution of this Agreement or, in the case of a securities administrator, master servicer or custodian subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 13.07(a)(3) or (4) need not address any elements of the Servicing Criteria other than those specified pursuant to
Section 13.07(a)(1).

            Section 13.08 Use of Subservicers and Subcontractors.

            (a) The Master Servicer shall cause any subservicer used by the Master Servicer and shall cause each Servicer to cause any subservicer used by such servicer for the benefit of the Depositor to comply with the provisions of this Article XIII to the same extent as if such Servicer or subservicer were the Master Servicer (except with respect to the Master Servicer's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person). The Master Servicer shall be responsible for obtaining from each Servicer and subservicer and delivering to the Depositor any servicer compliance statement required to be delivered by such Servicer or subservicer pursuant to the second paragraph of Section 13.04, any assessment of compliance and attestation required to be delivered by such Servicer or subservicer under
Section 13.07 and any certification required to be delivered to the Certifying Person under Section 13.05 as and when required to be delivered.

            (b) It shall not be necessary for the Master Servicer, any Servicer, any subservicer or the Securities Administrator to seek the consent of the Depositor or any other party hereto to the utilization of any Subcontractor. The Master Servicer or the Securities Administrator, as applicable, shall promptly upon request provide to the Depositor (or any designee of the Depositor, such as the Master Servicer or administrator) a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by such Person (or in the case of the Master Servicer, any Servicer or any subservicer), specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

            As a condition to the utilization of any Subcontractor determined to be a Reporting Subcontractor, the Master Servicer or the Securities Administrator, as applicable, shall cause any such Subcontractor used by such Person (or in the case of the Master Servicer, any Servicer or any subservicer) for the benefit of the Depositor to comply with the provisions of Section 13.07 of this Agreement to the same extent as if such Subcontractor were the Master Servicer (except with respect to the Master Servicer's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person) or the Securities Administrator, as applicable. The Master Servicer or the Securities Administrator, as applicable, shall be responsible for obtaining from each Subcontractor and delivering to the Depositor and the Master Servicer, any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 13.07, in each case as and when required to be delivered.

                            [SIGNATURE PAGE FOLLOWS]

                      Master Servicing and Trust Agreement


                  IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                      GS MORTGAGE SECURITIES CORP.

                                      By: /s/ Michelle Gill
                                         --------------------------------------
                                         Name:  Michelle Gill
                                         Title: Vice President

                                     U.S. BANK NATIONAL ASSOCIATION, solely in its capacity as Trustee and Custodian and not in its individual capacity

                                      By: /s/ Patricia O'Neill
                                         --------------------------------------
                                         Name:  Patricia O'Neill
                                         Title: Vice President

                                     WELLS FARGO BANK, NATIONAL ASSOCIATION, as
                                     Master Servicer and Securities
                                     Administrator

                                      By: /s/ Patricia M. Russo
                                         --------------------------------------
                                         Name:  Patricia M. Russo
                                         Title: Vice President



                             [SIGNATURES CONTINUE]

                      Master Servicing and Trust Agreement

                                     THE BANK OF NEW YORK TRUST COMPANY, N.A., as a Custodian

                                      By: /s/ Carolyn K. Brown
                                         --------------------------------------
                                         Name:  Carolyn K. Brown
                                         Title: Vice President


                                     DEUTSCHE BANK NATIONAL TRUST COMPANY, as a
                                     Custodian

                                      By: /s/ Norma L. Cantone
                                         --------------------------------------
                                         Name:  Norma L. Cantone
                                         Title: Vice President


                                      By: /s/ Angel Sanchez
                                         --------------------------------------
                                         Name:  Angel Sanchez
                                         Title: Authorized Signer




Solely for purposes of Sections 9.03(b)
and 11.01 accepted and agreed to by:


AVELO MORTGAGE, L.L.C.

By: /s/ J. Weston Moffett
   --------------------------------------
Name:  J. Weston Moffett
Title: President




                     Master Servicing and Trust Agreement

                                   SCHEDULE I

                             Mortgage Loan Schedule

    [On File with the Securities Administrator as provided by the Depositor]





                                     S-I-1

                                   EXHIBIT A

             FORM OF CLASS A-1, CLASS A-2, CLASS A-3A, CLASS A-3B,
        CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4, CLASS M-5, CLASS M-6
                CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES

[To be added to the Class B-3 Certificates while they remain non-investment grade Certificates: IF THIS CERTIFICATE IS A PHYSICAL CERTIFICATE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFEROR CERTIFICATE (THE "TRANSFEROR CERTIFICATE") IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE SECURITIES ADMINISTRATOR RECEIVES A RULE 144A LETTER (THE "RULE 144A LETTER") IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE SECURITIES ADMINISTRATOR RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT-REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.]

IF THIS CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, THE PROPOSED TRANSFEROR WILL BE DEEMED TO HAVE MADE EACH OF THE CERTIFICATIONS SET FORTH IN THE TRANSFEROR LETTER AND THE PROPOSED TRANSFEREE WILL BE DEEMED TO HAVE MADE EACH OF THE CERTIFICATIONS SET FORTH IN THE RULE 144A LETTER, IN EACH CASE AS IF SUCH CERTIFICATE WERE EVIDENCED BY A PHYSICAL CERTIFICATE.

IN THE EVENT THAT A TRANSFER OF A PRIVATE CERTIFICATE WHICH IS A BOOK-ENTRY CERTIFICATE IS TO BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE SECURITIES ACT AND SUCH LAWS, IN ORDER TO ASSURE COMPLIANCE WITH THE SECURITIES ACT AND SUCH LAWS, THE CERTIFICATEHOLDER DESIRING TO EFFECT SUCH TRANSFER WILL BE DEEMED TO HAVE MADE AS OF THE TRANSFER DATE EACH OF THE CERTIFICATIONS SET FORTH IN THE TRANSFEROR CERTIFICATE IN RESPECT OF SUCH CERTIFICATE AND THE TRANSFEREE WILL BE DEEMED TO HAVE MADE AS OF THE TRANSFER DATE EACH OF THE CERTIFICATIONS SET FORTH IN THE RULE 144A LETTER IN RESPECT OF SUCH CERTIFICATE, IN EACH CASE AS IF SUCH CERTIFICATE WERE EVIDENCED BY A PHYSICAL CERTIFICATE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR

OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND CERTAIN OTHER ASSETS.

Certificate No.                          :

Cut-off Date                             :    November 1, 2006

First Distribution Date                  :    December 26, 2006

Initial Certificate Balance of
this Certificate
("Denomination")                         :

Initial Certificate Balances of
all Certificates of this Class           :   _________________ _______________

CUSIP
ISIN

                          GS MORTGAGE SECURITIES CORP.

                         GSAA Home Equity Trust 2006-19
                   Asset-Backed Certificates, Series 2006-19
                    [Class A-1][Class A-2][Class A-3A][Class
                 A-3B] [Class M-1][Class M-2][Class M-3][Class
                           M-4][Class M-5][Class M-6]
                       [Class B-1][Class B-2][Class B-3]

            evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

            Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Master Servicing and Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among GS Mortgage Securities Corp., as depositor (the "Depositor"), U.S. Bank National Association, as trustee (the "Trustee") and as a custodian, Wells Fargo Bank, National Association, as Master Servicer (in such capacity, the "Master Servicer") and Securities Administrator (in such capacity, the "Securities Administrator"), The Bank of New York Trust Company, N.A., as a custodian and Deutsche Bank National Trust Company, as a custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     * * *

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

                                    WELLS FARGO BANK, NATIONAL
                                    ASSOCIATION, not in its individual
                                    capacity, but solely as Securities
                                    Administrator

                                    By:________________________________



Authenticated:


By:____________________________


   Authorized Signatory of
   WELLS FARGO BANK, NATIONAL ASSOCIATION,
   not in its individual capacity,
   but solely as Securities Administrator

                         GS MORTGAGE SECURITIES CORP.
                        GSAA Home Equity Trust 2006-19
                           Asset-Backed Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2006-19 Asset-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the applicable Interest Accrual Period for the related Distribution Date; provided, however, that for any Definitive Certificates, the Record Date shall be the last Business Day of the month immediately preceding the month of such Distribution Date.

            Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five (5) Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes, or such other location specified in the notice to Certificateholders of such final distribution.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Trustee, the Depositor and the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

            On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 11.01 of the Agreement will have the option to effectuate the purchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by this Agreement will terminate as provided in Section 11.01 of the Agreement.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________________________.

Dated:


                                 _____________________________________________

                                 Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS
                           -------------------------

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number ______, or, if mailed by check, to ___________________________.
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

            This information is provided by _________________________________, the assignee named above, or ________________________________________________, as its agent.

                                   EXHIBIT B

                          FORM OF CLASS P CERTIFICATE

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFEROR CERTIFICATE (THE "TRANSFEROR CERTIFICATE") IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE SECURITIES ADMINISTRATOR RECEIVES A RULE 144A LETTER IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE SECURITIES ADMINISTRATOR RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PLAN SUBJECT TO APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR IF THE TRANSFEREE IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION LETTER THAT IT IS USING THE ASSETS OF ITS GENERAL ACCOUNT AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR, TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER, THE DEPOSITOR OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION IN ADDITION TO THOSE EXPRESSLY UNDERTAKEN IN THIS AGREEMENT OR TO ANY LIABILITY. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW WITHOUT THE REPRESENTATION LETTER OR OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                       :         1
Cut-off Date                          :         November 1, 2006
First Distribution Date               :         December 26, 2006
Notional Certificate Balance of
this Certificate                      :         $100
Percentage Interest of this
Certificate
("Denomination")                      :         100%
CUSIP                                 :
ISIN                                  :

                         GS MORTGAGE SECURITIES CORP.

                        GSAA Home Equity Trust 2006-19
                   Asset-Backed Certificates, Series 2006-19

                                    Class P

            evidencing a percentage interest in the distributions allocable to the Certificates of the above referenced Class.

            Distributions in respect of this Certificate are distributable monthly as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that [_______________________] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Master Servicing and Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among GS Mortgage Securities Corp., as depositor (the "Depositor"), U.S. Bank National Association, as trustee (the "Trustee") and as a custodian, Wells Fargo Bank, National Association, as Master Servicer (in such capacity, the "Master Servicer") and Securities Administrator (in such capacity, the "Securities Administrator"), The Bank of New York Trust Company, N.A., as a custodian and Deutsche Bank National Trust Company, as a custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            This Certificate does not have a Pass-Through Rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the office designated by the Securities Administrator for such purposes or the office or agency maintained by the Securities Administrator.

            No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Securities Administrator shall require the transferor to execute a transferor certificate (in substantially the form attached to the Agreement) and deliver either (i) a Rule 144A Letter, (in substantially the form attached to the Agreement), or (ii) a written Opinion of Counsel to the Securities Administrator that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor. No transfer of a Certificate of this Class shall be made unless the

Securities Administrator shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law ("Similar Law") or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Securities Administrator, or (ii) if the transferee is an insurance company and the certificate has been the subject of an ERISA-Qualifying Underwriting, a representation letter that it is purchasing such Certificates with the assets of its general account and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or (iii) in the case of a Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments) or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Securities Administrator, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Depositor, the Trustee or the Trust Fund, addressed to the Securities Administrator, the Trustee and the Depositor to the effect that the purchase and holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                               *      *      *

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

                                    Dated:


                                    WELLS FARGO BANK, NATIONAL
                                      ASSOCIATION, not in its individual
                                      capacity, but solely as Securities
                                      Administrator


                                    By:_____________________________


Authenticated:


By:__________________________________


     Authorized Signatory of
     WELLS FARGO BANK, NATIONAL ASSOCIATION,
     not in its individual capacity,
     but solely as Securities Administrator

                         GS MORTGAGE SECURITIES CORP.
                        GSAA Home Equity Trust 2006-19
                           Asset-Backed Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2006-19 Asset-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

            Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five (5) Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future

Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Trustee, the Depositor and the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Depositor, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

            On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 11.01 of the Agreement will have the option to effectuate the purchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by this Agreement will terminate as provided in Section 11.01 of the Agreement.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________________________.

                            Dated:


                                 _____________________________________________

                                 Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS
                           -------------------------

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number ______, or, if mailed by check, to ___________________________,
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

            This information is provided by _________________________________, the assignee named above, or ________________________________________________, as its agent.

                                   EXHIBIT C

              FORM OF CLASS R, CLASS RC AND CLASS RX CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR AN OPINION OF COUNSEL AS DESCRIBED IN THE AGREEMENT. IN THE EVENT THAT SUCH REPRESENTATION IS VIOLATED, OR ANY ATTEMPT IS MADE TO TRANSFER TO A PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF ERISA, A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO SIMILAR LAW, OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT WITHOUT AN OPINION OF COUNSEL AS DESCRIBED IN THE AGREEMENT, SUCH ATTEMPTED TRANSFER OR ACQUISITION SHALL BE VOID AND OF NO EFFECT.


Certificate No.                       :      [R][RC][RX]

Cut-off Date                          :      November 1, 2006

First Distribution Date               :      December 26, 2006

Initial Certificate Balance
of this Certificate
("Denomination")                      :      $100

Initial Certificate Balance
of all Certificates of this
Class:                                :      $100

CUSIP                                 :

ISIN                                  :

                         GS MORTGAGE SECURITIES CORP.

                        GSAA Home Equity Trust 2006-19
                   Asset-Backed Certificates, Series 2006-19

                               Class [R][RC][RX]

            evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

      Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This certifies that [____________] is the registered owner of the Percentage Interest specified above of any monthly distributions due to the Class [R][RC][RX] Certificates pursuant to a Master Servicing and Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among GS Mortgage Securities Corp., as depositor (the "Depositor"), U.S. Bank National Association, as trustee (the "Trustee") and as a custodian, Wells Fargo Bank, National Association, as Master Servicer (in such capacity, the "Master Servicer") and Securities Administrator (in such capacity, the "Securities Administrator"), The Bank of New York Trust Company, N.A., as a custodian and Deutsche Bank National Trust Company, as a custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class [R][RC][RX] Certificate at the office designated by the Securities Administrator for such purposes.

      No transfer of a Class [R][RC][RX] Certificate shall be made unless the Securities Administrator shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan or arrangement subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Securities Administrator or the Trust Fund, or, alternatively, an opinion of counsel as described in the Agreement. In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, without an opinion of counsel as described in the Agreement, such attempted transfer or acquisition shall be void and of no effect.

      Each Holder of this Class [R][RC][RX] Certificate shall be deemed by the acceptance or acquisition an Ownership Interest in this Class [R][RC][RX] Certificate to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in this Class [R][RC][RX] Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring any Ownership Interest in this Class [R][RC][RX] Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee, (ii) no Ownership Interest in this Class [R][RC][RX] Certificate may be registered on the Closing Date or thereafter transferred, and the Securities Administrator shall not register the Transfer of this Certificate unless, in addition to the certificates required to be delivered to the Securities Administrator under Section 5.02(b) of the Agreement, the Securities Administrator shall have been furnished with a Transfer Affidavit of the initial owner or the proposed transferee in the form attached as Exhibit G to the Agreement, (iii) each Person holding or acquiring any Ownership Interest in this Class [R][RC][RX] Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest this Class [R][RC][RX] Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of this Class [R][RC][RX] Certificate, (C) not to cause income with respect to the Class [R][RC][RX] Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person and (D) not to Transfer the Ownership Interest in this Class [R][RC][RX] Certificate or to cause the Transfer of the Ownership Interest in this Class [R][RC][RX] Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee and (iv) any attempted or purported Transfer of the Ownership Interest in this Class [R][RC][RX] Certificate in violation of the provisions herein shall be absolutely null and void and shall vest no rights in the purported Transferee.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

                                  Dated:


                                  WELLS FARGO BANK, NATIONAL
                                    ASSOCIATION, not in its individual
                                    capacity, but solely as Securities
                                    Administrator


                                  By:______________________________



Authenticated:


By:____________________________

   Authorized Signatory of
   WELLS FARGO BANK, NATIONAL ASSOCIATION,
   not in its individual capacity,
   but solely as Securities Administrator

                         GS MORTGAGE SECURITIES CORP.
                        GSAA Home Equity Trust 2006-19
                           Asset-Backed Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2006-19 Asset-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

      This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

      Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five
(5) Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes, or such other location specified in the notice to Certificateholders of such final distribution.

      The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Trustee, the Depositor, the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee or Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 11.01 of the Agreement will have the option to effectuate the purchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by this Agreement will terminate as provided in Section 11.01 of the Agreement.

      Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________________________.

                            Dated:


                                 _____________________________________________

                                 Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number ______, or, if mailed by check, to ___________________________,
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

            This information is provided by _________________________________, the assignee named above, or ________________________________________________, as its agent.

                                   EXHIBIT D

                          FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER ASSETS

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFEROR CERTIFICATE (THE "TRANSFEROR CERTIFICATE") IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE SECURITIES ADMINISTRATOR RECEIVES A RULE 144A LETTER (THE "RULE 144A LETTER") IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE SECURITIES ADMINISTRATOR RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PLAN SUBJECT TO APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR IF THE TRANSFEREE IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION LETTER THAT IT IS USING THE ASSETS OF ITS GENERAL ACCOUNT AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR, TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER, THE DEPOSITOR OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION IN ADDITION TO THOSE EXPRESSLY UNDERTAKEN IN THIS AGREEMENT OR TO ANY LIABILITY. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW WITHOUT THE REPRESENTATION

LETTER OR OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

       Certificate No.                            :     X-1

       Cut-off Date                               :     November 1, 2006

       First Distribution Date                    :     December 26, 2006

       Percentage Interest of this Certificate
       ("Denomination")                           :     100%

       CUSIP                                      :

       ISIN                                       :

                         GS MORTGAGE SECURITIES CORP.

                        GSAA Home Equity Trust 2006-19
                   Asset-Backed Certificates, Series 2006-19

                                    Class X

            evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

            Distributions in respect of this Certificate are distributable monthly as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor the Master Servicer, to Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that [_______________________] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Master Servicing and Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among GS Mortgage Securities Corp., as depositor (the "Depositor"), U.S. Bank National Association, as trustee (the "Trustee") and as a custodian, Wells Fargo Bank, National Association, as Master Servicer (in such capacity, the "Master Servicer") and Securities Administrator (in such capacity, the "Securities Administrator"), The Bank of New York Trust Company, N.A., as a custodian and Deutsche Bank National Trust Company, as a custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            This Certificate does not have a Pass-Through Rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the office designated by the Securities Administrator for such purposes or the office or agency maintained by the Securities Administrator.

            No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Securities Administrator shall require the transferor to execute a transferor certificate (in substantially the form attached to the Agreement) and deliver either (i) a Rule 144A Letter (in substantially the form attached to the Agreement), or (ii) a written Opinion of Counsel to the Securities Administrator that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor. No transfer of a Certificate of this Class shall be made unless the

Securities Administrator shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law ("Similar Law") or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Securities Administrator, or (ii) if the transferee is an insurance company and the certificate has been the subject of an ERISA-Qualifying Underwriting, a representation letter that it is purchasing such Certificates with the assets of its general account and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or (iii) in the case of a Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments) or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Securities Administrator, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Depositor, the Trustee or the Trust Fund, addressed to the Securities Administrator, the Trustee and the Depositor to the effect that the purchase and holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                *     *     *

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

                                  Dated:


                                  WELLS FARGO BANK, NATIONAL
                                    ASSOCIATION, not in its individual
                                    capacity, but solely as Securities
                                    Administrator


                                  By:______________________________



Authenticated:


By:____________________________
   Authorized Signatory of
   WELLS FARGO BANK, NATIONAL ASSOCIATION,
   not in its individual capacity,
   but solely as Securities Administrator

                         GS MORTGAGE SECURITIES CORP.
                        GSAA Home Equity Trust 2006-19
                           Asset-Backed Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2006-19 Asset-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the month immediately preceding the month of such Distribution Date.

            Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five (5) Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future

Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Trustee, the Depositor and the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Depositor, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

            On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person or Persons specified in Section 11.01 of the Agreement will have the option to effectuate the purchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by this Agreement will terminate as provided in Section 11.01 of the Agreement.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________________________.

Dated:


                                 _____________________________________________

                                 Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number ______, or, if mailed by check, to ___________________________,
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

            This information is provided by _________________________________, the assignee named above, or ________________________________________________, as its agent.

                                   EXHIBIT E

                  FORM OF INITIAL CERTIFICATION OF CUSTODIAN

                                    [date]

[Depositor]

[Trustee]

_____________________

_____________________

          Re: Master Servicing and Trust Agreement, dated as of November 1, 2006 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), U.S. Bank National Association, as trustee (in such capacity, the "Trustee"), The Bank of New York Trust Company, N.A., U.S. Bank National Association and Deutsche Bank National Trust Company, each as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator")

Ladies and Gentlemen:

            In accordance with Section 2.02 of the above-captioned Master Servicing and Trust Agreement (the "Trust Agreement"), the undersigned, as Custodian, for each Mortgage Loan listed in the Mortgage Loan Schedule for which the undersigned is specified as the Custodian (other than any Mortgage Loan listed in the attached exception report), it has received:

            (i) the original Mortgage Note, endorsed as provided in the following form: "Pay to the order of ________, without recourse"; and

            (ii) except with respect to a MERS Loan, an executed Assignment of Mortgage (which may be included in a blanket assignment or assignments).

            Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

            The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Trust Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or the perfection or priority of any Mortgage. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement.

                                    [DEUTSCHE BANK NATIONAL TRUST
                                    COMPANY][THE BANK OF NEW YORK
                                    TRUST COMPANY, N.A.][U.S. BANK
                                    NATIONAL ASSOCIATION], not in its
                                    individual capacity, but solely
                                    as Custodian



                                    By:__________________________________
                                    Name:________________________________
                                    Title:_______________________________

                                   EXHIBIT F

                        FORM OF DOCUMENT CERTIFICATION
                       AND EXCEPTION REPORT OF CUSTODIAN

                                    [date]

[Depositor]

[Trustee]

______________________

______________________

            Re: Master Servicing and Trust Agreement, dated as of November 1, 2006 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), U.S. Bank National Association, as trustee (in such capacity, the "Trustee"), The Bank of New York Trust Company, N.A., U.S. Bank National Association and Deutsche Bank National Trust Company, each as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator")

Ladies and Gentlemen:

            In accordance with Section 2.02 of the above-captioned Master Servicing and Trust Agreement (the "Trust Agreement"), the undersigned, as Custodian, hereby certifies, subject to any exceptions listed on the exception report attached hereto, that as to each Mortgage Loan listed in the Mortgage Loan Schedule for which the undersigned is specified as the Custodian (other than any Mortgage Loan paid in full or listed on the attached exception report) it has received:

            1. the original Mortgage Note, endorsed without recourse in blank by the last endorsee, including all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee;

            2. the original Assignment of Mortgage in blank (or, in the case of the Goldman Conduit Mortgage Loans, in form and substance acceptable for recording or if the Mortgage is to be recorded, assigned to the Trustee or in blank), unless the Mortgage Loan is a MERS Loan;

            3. personal endorsement and/or guaranty agreements executed in connection with all non individual Mortgage Loans (corporations, partnerships, trusts, estates, etc. (if provided);

            4. the related original Mortgage and evidence of its recording or a certified copy of the Mortgage with evidence of recording thereof;

            5. originals of any intervening Mortgage assignment or certified copies in either case necessary to show a complete chain of title from the original mortgagee to the seller and evidencing recording; provided, that, except in the case of the Goldman Conduit Mortgage Loans, the assignment may be in the form of a blanket assignment or assignments, a copy of which with evidence of recording shall be acceptable;

            6. if provided, originals of all assumption, modification, consolidation or extension agreements or certified copies thereof, in either case with evidence of recording if required to maintain the lien of the mortgage or if otherwise required, or, if recordation is not required, an original or copy of the agreement; provided, that, in the case of the Goldman Conduit Mortgage Loans, an original with evidence of recording thereon is always required;

            7. except with respect to the Countrywide Mortgage Loans, (if applicable to the files held by the Custodian) an original or copy of a title insurance policy or evidence of title;

            8. to the extent applicable, an original power of attorney; except in the case of the Goldman Conduit Mortgage Loans, (if applicable to the files held by the Custodian) an original power of attorney or, in limited circumstances as set forth in the applicable Servicing Agreement, a copy of the power of attorney; and

            9. except with respect to the Countrywide Mortgage Loans, (if applicable to the files held by the Custodian) a security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any.

            Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items 2, 8, 34 and 35 of the Mortgage Loan Schedule accurately reflects information set forth in the Custodial File.

            The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review of the Custodial File specifically required in the Trust Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or the perfection or priority of any Mortgage. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement.

                                    [DEUTSCHE BANK NATIONAL TRUST
                                    COMPANY][THE BANK OF NEW YORK
                                    TRUST COMPANY, N.A.][U.S. BANK
                                    NATIONAL ASSOCIATION], not in its
                                    individual capacity, but solely
                                    as Custodian



                                    By:__________________________________
                                    Name:________________________________
                                    Title:_______________________________

                                   EXHIBIT G

                      FORM OF RESIDUAL TRANSFER AFFIDAVIT

                        GSAA Home Equity Trust 2006-19,
                   Asset-Backed Certificates, Series 2006-19

STATE OF          )
                  ) ss.:
COUNTY OF         )

            The undersigned, being first duly sworn, deposes and says as follows:

            1. The undersigned is an officer of ___________________, the proposed Transferee of an Ownership Interest in a Class [R][RC][RX] Certificate (the "Certificate") issued pursuant to the Master Servicing and Trust Agreement (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), U.S. Bank National Association, as trustee (the "Trustee") and as a custodian, Wells Fargo Bank, National Association, as Master Servicer (in such capacity, the "Master Servicer") and Securities Administrator (in such capacity, the "Securities Administrator"), Deutsche Bank National Trust Company, as a custodian and The Bank of New York Trust Company, N.A., as a custodian. Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee for the benefit of the Depositor, the Securities Administrator and the Trustee.

            2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account. The Transferee has no knowledge that any such affidavit is false.

            3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

            4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass through entity an affidavit that such record holder is a Permitted Transferee and the pass through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass through entities as a nominee for another Person.)

            5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

            6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Securities Administrator a certificate substantially in the form set forth as Exhibit H to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

            7. The Transferee has historically paid its debts as they have come due, intends to pay its debts as they come due in the future, and understands that the taxes payable with respect to the Certificate may exceed the cash flow with respect thereto in some or all periods and intends to pay such taxes as they become due. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

            8. The Transferee's taxpayer identification number is __________.

            9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

            10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

            11. The Transferee will not cause income from the Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S. person.

            12. Check one of the following:

            / / The present value of the anticipated tax liabilities associated with holding the Certificate, as applicable, does not exceed the sum of:

            (i) the present value of any consideration given to the Transferee to acquire such Certificate;

            (ii) the present value of the expected future distributions on such Certificate; and

            (iii) the present value of the anticipated tax savings associated with holding such Certificate as the related REMIC generates losses.

            For purposes of this calculation, (i) the Transferee is assumed to pay tax at the highest rate currently specified in Section 11(b) of the Code (but the tax rate in Section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in Section 11(b) of the Code if the Transferee has been subject to the alternative minimum tax under Section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate) and (ii) present values are computed using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Transferee.

            / / The transfer of the Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly,

            (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from the Certificate will only be taxed in the United States;

            (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

            (iii) the Transferee will transfer the Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations; and

            (iv) the Transferee determined the consideration paid to it to acquire the Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith.

            / / None of the above.

            13. The Transferee is not an employee benefit plan that is subject to Title I of ERISA or a plan that is subject to Section 4975 of the Code or a plan subject to any federal, state or local law that is substantially similar to Title I of ERISA or Section 4975 of the Code, and the Transferee is not acting on behalf of or investing plan assets of such a plan.

            IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ____ day of _______, 20__.


                                         _________________________________
                                         Print Name of Transferee



                                         By:______________________________
                                            Name:
                                            Title:

[Corporate Seal]

ATTEST:

_______________________________
[Assistant] Secretary

            Personally appeared before me the above-named __________, known or proved to me to be the same person who executed the foregoing instrument and to be the ___________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

            Subscribed and sworn before me this ____ day of ________, 20__.

                                          _________________________________
                                                   NOTARY PUBLIC


                                          My Commission expires the __ day
                                          of _________, 20__

                                   EXHIBIT H

                         FORM OF TRANSFEROR CERTIFICATE

                                                               __________, 20__

GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention:

Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479

            Re:    GSAA Home Equity Trust 2006-19, Asset-Backed
                   Certificates Series 2006-19, Class [___]

Ladies and Gentlemen:

            In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Residual Certificate, (A) we have no knowledge the Transferee is not a Permitted Transferee and (B) after conducting a reasonable investigation of the financial condition of the Transferee, we have no knowledge and no reason to believe that the Transferee will not pay all taxes with respect to the Residual Certificates as they become due and (C) we have no reason to believe that the statements made in paragraphs 7, 10 and 11 of the Transferee's Residual Transfer Affidavit are false.

                                      Very truly yours,


                                      ____________________________________
                                      Print Name of Transferor


                                      By: ________________________________

                                          Authorized Officer

                                   EXHIBIT I

                            FORM OF RULE 144A LETTER

                                                             ____________, 20__

GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention:

Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479

            Re:    GSAA Home Equity Trust 2006-19, Asset-Backed
                   Certificates, Series 2006-19, Class [__]

Ladies and Gentlemen:

            In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either we are purchasing a Class A-1, Class A-2, Class A-3A, Class A-3B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 or a Class B-2 Certificate, or we are not an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a plan subject to any federal, state or local law materially similar to the foregoing provisions of ERISA or the Code, nor are we acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such acquisition, or, with respect to a Class B-2, Class X Certificate or Class P Certificate that has been the subject of an ERISA-Qualifying Underwriting, the purchaser is an insurance company that is purchasing this certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates and (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                                            ANNEX 1 TO EXHIBIT I

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

         [For Transferees Other Than Registered Investment Companies]

            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

            2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) the Buyer owned and/or invested on a discretionary basis $___________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

____ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

____ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.


--------------------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

____ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

____ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

____ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

____ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

            3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

            5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

            6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                         _____________________________

                                         Print Name of Transferee



                                         By:______________________
                                            Name:
                                            Title:


                                         Date:____________________________

                                                           ANNEX 2 TO EXHIBIT I

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

          [For Transferees That are Registered Investment Companies]

                  The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. ____ The Buyer owned $___________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
144A). ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A). 3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

            6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                           _________________________________
                                           Print Name of Transferee



                                           By:_______________________________
                                               Name:
                                               Title:


                                           IF AN ADVISER:



                                           __________________________________
                                           Print Name of Buyer


                                           Date:______________________________

                                  EXHIBIT J-1

                         FORM OF BACK-UP CERTIFICATION
                               (Master Servicer)

         RE: Master Servicing and Trust Agreement, dated as of November 1, 2006 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), U.S. Bank National Association, as trustee (in such capacity, the "Trustee"), The Bank of New York Trust Company, N.A., U.S. Bank National Association and Deutsche Bank National Trust Company, each as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator").

         I, ________________________________, the _______________________ of
[NAME OF COMPANY] (the "Company"), certify to the Depositor, and its officers, with the knowledge and intent that they will rely upon this certification, that:

                  (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 2006 that were delivered by the Company to the Depositor and the Securities Administrator pursuant to the Agreement (collectively, the "Company Servicing Information");

                  (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

                  (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Depositor;

                  (4) I am responsible for reviewing the activities performed by the Company as a servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement; and


                                    J-1-1

                  (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Master Servicer. Any material instances of noncompliance described in such reports have been disclosed to the Master Servicer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


                                            Date: _________________________

                                            By:   _________________________
                                                  Name:
                                                  Title:


                                    J-1-2

                                  EXHIBIT J-2

                         FORM OF BACK-UP CERTIFICATION
                          (Securities Administrator)

         RE: Master Servicing and Trust Agreement, dated as of November 1, 2006 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), U.S. Bank National Association, as trustee (in such capacity, the "Trustee"), The Bank of New York Trust Company, N.A., U.S. Bank National Association and Deutsche Bank National Trust Company, each as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator").

         I, ________________________________, the _______________________ of
[NAME OF COMPANY] (the "Company"), certify to the Depositor, and its officers, with the knowledge and intent that they will rely upon this certification, that:

                  (1) I have reviewed the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), all reports on Form 10-D containing statements to certificateholders filed in respect of the period included in the year covered by the annual report of the Trust Fund (collectively, the "Distribution Date Statements");

                  (2) Assuming the accuracy and completeness of the information delivered to the Company by the Master Servicer as provided in the Agreement and subject to paragraph (4) below, the distribution information determined by the Company and set forth in the Distribution Date Statements contained in all Form 10-D's included in the year covered by the annual report of such Trust on Form 10-K for the calendar year 200[ ], is complete and does not contain any material misstatement of fact as of the last day of the period covered by such annual report;

                  (3) Based solely on the information delivered to the Company by the Master Servicer as provided in the Agreement, (i) the distribution information required under the Agreement to be contained in the Trust Fund's Distribution Date Statements and (ii) the servicing information required to be provided by the Master Servicer to the Securities Administrator for inclusion in the Trust Fund's Distribution Date Statements, to the extent received by the Securities Administrator from the Master Servicer in accordance with the Agreement, is included in such Distribution Date Statements;


                                     J-2-1

                  (4) The Company is not certifying as to the accuracy, completeness or correctness of the information which it received from the Master Servicer and did not independently verify or confirm the accuracy, completeness or correctness of the information provided by the Master Servicer;

                  (5) I am responsible for reviewing the activities performed by the Company as a person "performing a servicing function" under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Servicing Assessment and except as disclosed in the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement; and

                  (6) The Servicing Assessment and Attestation Report required to be provided by the Company pursuant to the Agreement, have been provided to the Depositor. Any material instances of noncompliance described in such reports have been disclosed to the Depositor. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                         Date:  _______________________________

                                         By:    _______________________________
                                                Name:
                                                Title:



                                     J-2-2

                                   EXHIBIT K

          FORM OF SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF
                             COMPLIANCE STATEMENT

         The assessment of compliance to be delivered by the [Master Servicer] [Securities Administrator] [Custodians] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

---------------------------------------------------------------------------- ------------------- ------------------ ---------------
                                                                                                    Securities
                            Servicing Criteria                                Master Servicer      Administrator      Custodians
---------------------------------------------------------------------------- ------------------- ------------------ ---------------
      Reference                              Criteria
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                                 General Servicing Considerations
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        Policies and procedures are instituted to monitor
                        any performance or other triggers and events of
                        default in accordance with the transaction
1122(d)(1)(i)           agreements.
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        If any material servicing activities are outsourced to
                        third parties, policies and procedures are instituted
                        to monitor the third party's performance and compliance
1122(d)(1)(ii)          with such servicing activities.
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        Any requirements in the transaction agreements to
                        maintain a back-up servicer for the mortgage loans
1122(d)(1)(iii)         are maintained.
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        A fidelity bond and errors and omissions policy is in
                        effect on the party participating in the servicing
                        function throughout the reporting period in the amount        X
                        of coverage required by and otherwise in accordance
1122(d)(1)(iv)          with the terms of the transaction agreements.

----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                                Cash Collection and Administration
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        Payments on mortgage loans are deposited into the
                        appropriate custodial bank accounts and related bank
                        clearing accounts no more than two business days
                        following receipt, or such other number of
1122(d)(2)(i)           days specified in the transaction agreements.                 X
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        Disbursements made via wire transfer on behalf of
                        an obligor or to an investor are made only by
1122(d)(2)(ii)          authorized personnel.                                         X
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------


                                     K-1

---------------------------------------------------------------------------- ------------------- ------------------ ---------------
                                                                                                    Securities
                            Servicing Criteria                                Master Servicer      Administrator      Custodians
---------------------------------------------------------------------------- ------------------- ------------------ ---------------
      Reference                              Criteria
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        Advances of funds or guarantees regarding collections,
                        cash flows or distributions, and any interest or other
                        fees charged for such advances, are made, reviewed and
1122(d)(2)(iii)         approved as specified in the transaction agreements.          X
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        The related accounts for the transaction, such as cash
                        reserve accounts or accounts established as a form of
                        overcollateralization, are separately maintained (e.g.,
                        with respect to commingling of
1122(d)(2)(iv)          cash) as set forth in the transaction agreements.             X
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        Each custodial account is maintained at a
                        federally insured depository institution as set
                        forth in the transaction agreements. For purposes
                        of this criterion, "federally insured depository
                        institution" with respect to a foreign financial
                        institution means a foreign financial institution             X
                        that meets the requirements of Rule 13k-1(b)(1) of
1122(d)(2)(v)           the Securities Exchange Act.
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        Unissued checks are safeguarded so as to prevent
1122(d)(2)(vi)          unauthorized access.                                          X
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        Reconciliations are prepared on a monthly basis
                        for all asset-backed securities related bank
                        accounts, including custodial accounts and related
                        bank clearing accounts. These reconciliations are
                        (A) mathematically accurate; (B) prepared within
                        30 calendar days after the bank statement cutoff
                        date, or such other number of days specified in
                        the transaction agreements; (C) reviewed and
                        approved by someone other than the person who
                        prepared the reconciliation; and (D) contain
                        explanations for reconciling items. These                     X
                        reconciling items are resolved within 90 calendar
                        days of their original identification, or such
                        other number of days specified in the transaction
1122(d)(2)(vii)         agreements.
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------


                                     K-2

---------------------------------------------------------------------------- ------------------- ------------------ ---------------
                                                                                                    Securities
                            Servicing Criteria                                Master Servicer      Administrator      Custodians
---------------------------------------------------------------------------- ------------------- ------------------ ---------------
      Reference                              Criteria
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                                Investor Remittances and Reporting
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        Reports to investors, including those to be filed with
                        the Commission, are maintained in accordance with the
                        transaction agreements and applicable Commission
                        requirements. Specifically, such reports (A) are
                        prepared in accordance with timeframes and other terms
                        set forth in the transaction agreements; (B) provide
                        information calculated in accordance with the terms
                        specified in the transaction agreements; (C) are filed
                        with the Commission as required by its rules and
                        regulations; and (D) agree with investors' or the             X                   X
                        trustee's records as to the total unpaid principal
                        balance and number of mortgage loans serviced by
                        1122(d)(3)(i) the Servicer.
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        Amounts due to investors are allocated and
                        remitted in accordance with timeframes,
                        distribution priority and other terms set forth in            X                   X
1122(d)(3)(ii)          the transaction agreements.
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        Disbursements made to an investor are posted within two
                        business days to the Servicer's investor records, or          X
                        such other number of days specified in the transaction
1122(d)(3)(iii)         agreements.
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        Amounts remitted to investors per the investor
                        reports agree with cancelled checks, or other form
1122(d)(3)(iv)          of payment, or custodial bank statements.                     X
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                                     Pool Asset Administration
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
1122(d)(4)(i)           Collateral or security on mortgage loans is                                                       X
                        maintained as required by the transaction
                        agreements or related mortgage loan documents.
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        Mortgage loan and related documents are
                        safeguarded as required by the transaction
1122(d)(4)(ii)          agreements.                                                                                       X
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
1122(d)(4)(iii)         Any additions, removals or substitutions to the asset
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------


                                     K-3


---------------------------------------------------------------------------- ------------------- ------------------ ---------------
                                                                                                    Securities
                            Servicing Criteria                                Master Servicer      Administrator      Custodians
---------------------------------------------------------------------------- ------------------- ------------------ ---------------
      Reference                              Criteria
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        pool are made, reviewed and approved in accordance with
                        any conditions or requirements in the transaction
                        agreements.
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        Payments on mortgage loans, including any payoffs, made
                        in accordance with the related mortgage loan documents
                        are posted to the Servicer's obligor records maintained
                        no more than two business days after receipt, or such
                        other number of days specified in the transaction
                        agreements, and allocated to principal, interest or
                        other items (e.g., escrow) in accordance with the
1122(d)(4)(iv)          related mortgage loan documents.
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        The Servicer's records regarding the mortgage
                        loans agree with the Servicer's records with
1122(d)(4)(v)           respect to an obligor's unpaid principal balance.
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        Changes with respect to the terms or status of an
                        obligor's mortgage loans (e.g., loan modifications or
                        re-agings) are made, reviewed and approved by
                        authorized personnel in accordance with the transaction
1122(d)(4)(vi)          agreements and related pool asset documents.
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        Loss mitigation or recovery actions (e.g., forbearance
                        plans, modifications and deeds in lieu of foreclosure,
                        foreclosures and repossessions, as applicable) are
                        initiated, conducted and concluded in accordance with
                        the timeframes or other requirements established by the
1122(d)(4)(vii)         transaction agreements.
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        Records documenting collection efforts are maintained
                        during the period a mortgage loan is delinquent in
                        accordance with the transaction agreements. Such
                        records are maintained on at least a monthly basis, or
                        such other period specified in the transaction
                        agreements, and describe the entity's activities in
1122(d)(4)(viii)        monitoring delinquent mortgage
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------


                                     K-4

---------------------------------------------------------------------------- ------------------- ------------------ ---------------
                                                                                                    Securities
                            Servicing Criteria                                Master Servicer      Administrator      Custodians
---------------------------------------------------------------------------- ------------------- ------------------ ---------------
      Reference                              Criteria
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        loans including, for example, phone calls, letters and
                        payment rescheduling plans in cases where delinquency
                        is deemed temporary (e.g., illness or unemployment).
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        Adjustments to interest rates or rates of return for
                        mortgage loans with variable rates are computed based
1122(d)(4)(ix)          on the related mortgage loan documents.
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        Regarding any funds held in trust for an obligor (such
                        as escrow accounts): (A) such funds are analyzed, in
                        accordance with the obligor's mortgage loan documents,
                        on at least an annual basis, or such other period
                        specified in the transaction agreements; (B) interest
                        on such funds is paid, or credited, to obligors in
                        accordance with applicable mortgage loan documents and
                        state laws; and (C) such funds are returned to the
                        obligor within 30 calendar days of full repayment of
                        the related mortgage loans, or such other number of
1122(d)(4)(x)           days specified in the transaction agreements.
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        Payments made on behalf of an obligor (such as tax or
                        insurance payments) are made on or before the related
                        penalty or expiration dates, as indicated on the
                        appropriate bills or notices for such payments,
                        provided that such support has been received by the
                        servicer at least 30 calendar days prior to these
                        dates, or such other number of days specified in the
1122(d)(4)(xi)          transaction agreements.
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        Any late payment penalties in connection with any
                        payment to be made on behalf of an obligor are paid
                        from the servicer's funds and not charged to the
                        obligor, unless the late payment was due to
1122(d)(4)(xii)         the obligor's error or omission.
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        Disbursements made on behalf of an obligor are posted
                        within two business days to the obligor's records
1122(d)(4)(xiii)        maintained by the servicer,
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------


                                     K-5

---------------------------------------------------------------------------- ------------------- ------------------ ---------------
                                                                                                    Securities
                            Servicing Criteria                                Master Servicer      Administrator      Custodians
---------------------------------------------------------------------------- ------------------- ------------------ ---------------
      Reference                              Criteria
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        or such other number of days specified in the
                        transaction agreements.
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        Delinquencies, charge-offs and uncollectible
                        accounts are recognized and recorded in accordance
1122(d)(4)(xiv)         with the transaction agreements.
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------
                        Any external enhancement or other support,
                        identified in Item 1114(a)(1) through (3) or Item
                        1115 of Regulation AB, is maintained as set forth
1122(d)(4)(xv)          in the transaction agreements.
----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------

----------------------- ---------------------------------------------------- ------------------- ------------------ ---------------

                                   EXHIBIT L

                    FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:  U.S. Bank National Assoc.          Attention:    Document Custody Services
        1133 Rankin Suite 100                         Receiving Unit
        EP-MN-TMZD                      FAX:  (651) 695-6100 or 695-6101
        St. Paul, MN 55116

RE: Custodial Agreement between U.S. Bank National Association, a custodian, and ___________________ as the company stated in the "agreement".

In connection with and pursuant to Section____________, of the agreement, we request the release and acknowledge of the custodial file for the mortgage loan described below, for the reason indicated:

FROM:  Servicer:________________________________________________________,
City/State______________

SERVICER LOAN #: ___________________________,
U.S. BANK NATIONAL ASSOC. #_____________________________________,
Deal Name: ____________________,
Mortgagor's Name: _______________________________________________
Original loan amount: ________
Property Address: ________________________________________________
Payment amount: ____________
City/State/Zip: __________________________________________________
Interest rate: ________________

REASON FOR REQUESTING DOCUMENTS (check one)
-------------------------------------------

________1.  Loan paid in full

________2.  Loan in foreclosure

________3.  Loan being substituted

________4. Loan being liquidated by company

________5.  Other (please explain)
_________________________________________________________

If box 1 or 4 above is checked, and if all or part of the Custodial File was previously released to us, then please provide a copy of the previous release request (RR) to us as well as any additional documents in your possession relating to the above specified mortgage loan.

If box 2 or 5 above is checked, then upon our return to you as custodian, all of the documents for the above specified mortgage loan, please acknowledge your receipt by signing in the space indicated below, and returning this form to us.

COMPANY NAME:____________________________________________
PHONE#__________________________________

AUTHORIZED SIGNER:
_________________________________________________________________________
NAME(TYPED):_______________________________________________
DATE:____________________________

PHONE #:___________________________________________________
DATE:__________________________

-------------------------------------------------------------------------------
PLEASE MAIL DOCUMENTS BACK TO:
------------------------------
_______________________________________________________________________________
_______________________________________________________________________________
___________________________
-------------------------------------------------------------------------------

                                  EXHIBIT L-1

                   FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:   Deutsche Bank National Trust Company
      1761 East St. Andrew Place,
      Santa Ana, California 92705
      Attention:  Mortgage Custody - GS06SC

RE: Master Servicing and Trust Agreement, dated as of November 1, 2006 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), U.S. Bank National Association, as trustee (in such capacity, the "Trustee"), The Bank of New York Trust Company, N.A., Deutsche Bank National Trust Company and U.S. Bank National Association, each as a custodian and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator").

In connection with and pursuant to Section____________, of the agreement, we request the release and acknowledge of the custodial file for the mortgage loan described below, for the reason indicated below. Further, any payments received by the Servicer listed below in connection with this request for release have been deposited into the Distribution Account for the benefit of the Trust.

FROM:  Servicer:________________________________________________________,
City/State______________

SERVICER LOAN #: ___________________________,
DEUTSCHE BANK NATIONAL TRUST COMPANY#________________________________________,
Deal Name: ____________________,

Mortgagor's Name: _______________________________________________
Original loan amount: ________

Property Address: _______________________________________________
Payment amount: ____________

City/State/Zip: _________________________________________________
Interest rate: ________________

REASON FOR REQUESTING DOCUMENTS (check one)
-------------------------------------------

________1.  Loan paid in full

________2.  Loan in foreclosure

________3.  Loan being substituted


                                    L-1-1

________4.  Loan being liquidated by company

________5.  Other (please explain)
_____________________________________________________________

If box 1 or 4 above is checked, and if all or part of the Custodial File was previously released to us, then please provide a copy of the previous release request (RR) to us as well as any additional documents in your possession relating to the above specified mortgage loan.

If box 2 or 5 above is checked, then upon our return to you as custodian, all of the documents for the above specified mortgage loan, please acknowledge your receipt by signing in the space indicated below, and returning this form to us.

COMPANY
NAME:____________________________________________PHONE#________________________
_____________

AUTHORIZED SIGNER:
_________________________________________________________________________

NAME(TYPED):_______________________________________________DATE:_______________
_________________

PHONE #:___________________________________________________
DATE:__________________________


-------------------------------------------------------------------------------
PLEASE MAIL DOCUMENTS BACK TO:
------------------------------
_______________________________________________________________________________
_______________________________________________________________________________
___________________________
-------------------------------------------------------------------------------


                                    L-1-2

                                  EXHIBIT L-2

                    FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:   The Bank of New York Trust Company, N.A.
      2220 Chemsearch Blvd., Suite 150,
      Irving, Texas 75062

RE: Master Servicing and Trust Agreement, dated as of November 1, 2006 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), U.S. Bank National Association, as trustee (in such capacity, the "Trustee"), The Bank of New York Trust Company, N.A., U.S. Bank National Association and Deutsche Bank National Trust Company, each as a custodian and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator").

In connection with and pursuant to Section____________, of the agreement, we request the release and acknowledge of the custodial file for the mortgage loan described below, for the reason indicated below:

FROM:  Servicer:________________________________________________________,
City/State______________

SERVICER LOAN #: ___________________________,
THE BANK OF NEW YORK TRUST COMPANY, N.A.# ____________________________________,
Deal Name: ____________________,

Mortgagor's Name: _______________________________________________
Original loan amount: ________

Property Address: _______________________________________________
Payment amount: ______________

City/State/Zip: _________________________________________________
Interest rate: _______________

REASON FOR REQUESTING DOCUMENTS (check one)
-------------------------------------------

________1.  Loan paid in full

________2.  Loan in foreclosure

________3.  Loan being substituted

________4.  Loan being liquidated by company


                                     L-2-1

________5.  Other (please explain)
________________________________________________________________

If box 1 or 4 above is checked, and if all or part of the Custodial File was previously released to us, then please provide a copy of the previous release request (RR) to us as well as any additional documents in your possession relating to the above specified mortgage loan.

If box 2 or 5 above is checked, then upon our return to you as custodian, all of the documents for the above specified mortgage loan, please acknowledge your receipt by signing in the space indicated below, and returning this form to us.

COMPANY NAME:____________________________________________
PHONE#__________________________________

AUTHORIZED SIGNER:
_________________________________________________________________________
NAME(TYPED):_______________________________________________
DATE:____________________________

PHONE #:___________________________________________________
DATE:__________________________


-------------------------------------------------------------------------------
PLEASE MAIL DOCUMENTS BACK TO:
------------------------------
_______________________________________________________________________________
_______________________________________________________________________________
___________________________
-------------------------------------------------------------------------------


                                    L-2-2

                                  EXHIBIT M

                       Form 8-K Disclosure Information

-------------------------------------------------------------------------------
                       FORM 8-K DISCLOSURE INFORMATION
-------------------------------------------------------------------------------
           Item on Form 8-K                       Responsible Party
-------------------------------------------------------------------------------
   Item 1.01- Entry into a Material
         Definitive Agreement

Disclosure is required regarding entry
into or amendment of any definitive      The party to this Agreement entering
agreement that is material to the           into such Material Definitive
securitization, even if depositor is                  Agreement.
not a party.

Examples: servicing agreement,
custodial agreement.

Note:  disclosure  not  required  as to
definitive  agreements  that are  fully
disclosed in the prospectus
-------------------------------------------------------------------------------
 Item 1.02- Termination of a Material
         Definitive Agreement

Disclosure is required regarding
termination of  any definitive               The party to this Agreement
agreement that is material to the        requesting termination of a Material
securitization (other than expiration           Definitive Agreement.
in accordance with its terms), even if
depositor is not a party.

Examples: servicing agreement,
custodial agreement.
-------------------------------------------------------------------------------
 Item 1.03- Bankruptcy or Receivership

Disclosure is required regarding the
bankruptcy or receivership, with
respect to any of the following:

-------------------------------------------------------------------------------
o Sponsor (Seller)                            Depositor/Sponsor (Seller)
-------------------------------------------------------------------------------
o Depositor                                           Depositor
-------------------------------------------------------------------------------
o Master Servicer                                  Master Servicer
-------------------------------------------------------------------------------
o Affiliated Servicer                                  Servicer
-------------------------------------------------------------------------------
o Other Servicer  servicing 20% or more                Servicer
of the pool  assets  at the time of the
report
-------------------------------------------------------------------------------
o Other material servicers                             Servicer
-------------------------------------------------------------------------------
o Trustee                                              Trustee
-------------------------------------------------------------------------------
o Securities Administrator                     Securities Administrator
-------------------------------------------------------------------------------
o Significant Obligor                                 Depositor
-------------------------------------------------------------------------------
o Credit Enhancer (10% or more)                       Depositor
-------------------------------------------------------------------------------
o Derivative Counterparty                             Depositor
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       FORM 8-K DISCLOSURE INFORMATION
-------------------------------------------------------------------------------
           Item on Form 8-K                       Responsible Party
-------------------------------------------------------------------------------
o Custodian                                           Custodian
-------------------------------------------------------------------------------
   Item 2.04- Triggering Events that        Master Servicer and Securities
    Accelerate or Increase a Direct                 Administrator
 Financial Obligation or an Obligation
under an Off-Balance Sheet Arrangement

Includes an early amortization,
performance trigger or other event,
including event of default, that
would materially alter the payment
priority/distribution of cash
flows/amortization schedule.

Disclosure will be made of events other
than waterfall triggers which are
disclosed in the monthly statements to
the certificateholders.
-------------------------------------------------------------------------------
  Item 3.03- Material Modification to          Securities Administrator
      Rights of Security Holders

Disclosure is required of any material
modification to documents defining the
rights of Certificateholders, including
the Pooling and Servicing Agreement.
-------------------------------------------------------------------------------
 Item 5.03- Amendments of Articles of   (i) Securities Administrator and (ii)
  Incorporation or Bylaws; Change of          Depositor with respect to any
          Fiscal Year                         information relating to the
                                                       Depositor

Disclosure is required of any amendment
"to the governing documents of the
issuing entity".
-------------------------------------------------------------------------------
   Item 6.01- ABS Informational and                   Depositor
        Computational Material

-------------------------------------------------------------------------------
   Item 6.02- Change of Servicer or           Master Servicer/Securities
       Securities Administrator                Administrator/ Servicer

Requires disclosure of any removal,
replacement, substitution or addition of
any master servicer, affiliated
servicer, other servicer servicing 10%
or more of pool assets at time of
report, other material servicers or
trustee.
-------------------------------------------------------------------------------
Reg AB disclosure about any new
Servicer/Master Servicer/Depositor
servicer or master servicer is also
required.
-------------------------------------------------------------------------------
Reg AB disclosure about any new
Depositor/Successor Trustee Trustee is
also required.
-------------------------------------------------------------------------------
   Item 6.03- Change in Credit           Depositor and Securities Administrator
 Enhancement or External Support

Covers termination of any enhancement
in manner other than by its terms,
the addition of an
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       FORM 8-K DISCLOSURE INFORMATION
-------------------------------------------------------------------------------
           Item on Form 8-K                       Responsible Party
-------------------------------------------------------------------------------
enhancement, or a material change in the
enhancement provided. Applies to
external credit enhancements as well as
derivatives.
-------------------------------------------------------------------------------
Reg AB disclosure about any new
Depositor enhancement provider is also
required.
-------------------------------------------------------------------------------
 Item 6.04- Failure to Make a Required         Securities Administrator
             Distribution
-------------------------------------------------------------------------------
  Item 6.05- Securities Act Updating                  Depositor
              Disclosure

If any material pool characteristic
differs by 5% or more at the time of
issuance of the securities from the
description in the final prospectus,
provide updated Reg AB disclosure about
the actual asset pool.
-------------------------------------------------------------------------------
If there are any new servicers or
Depositor originators required to be
disclosed under Regulation AB as a
result of the foregoing, provide the
information called for in Items 1108 and
1110 respectively.
-------------------------------------------------------------------------------
     Item 7.01- Reg FD Disclosure            All Parties (excluding Custodian
                                                        and Trustee)
-------------------------------------------------------------------------------
        Item 8.01- Other Events                       Depositor

Any event, with respect to which information
 is not otherwise called for in Form 8-K,
that the registrant deems of importance to
          certificateholders.
-------------------------------------------------------------------------------
  Item 9.01- Financial Statements and               Responsible party for
               Exhibits                      reporting/disclosing the financial
                                                    statement or exhibit
-------------------------------------------------------------------------------

                                  EXHIBIT N

                       Additional Form 10-D Disclosure

-------------------------------------------------------------------------------
                       ADDITIONAL FORM 10-D DISCLOSURE

-------------------------------------------------------------------------------
           Item on Form 10-D                      Responsible Party
-------------------------------------------------------------------------------
     Item 1: Distribution and Pool
        Performance Information

-------------------------------------------------------------------------------
Information included in the [Monthly        Servicer, Master Servicer and
Statement]                                     Securities Administrator

-------------------------------------------------------------------------------
Any information required by 1121 which                Depositor
is NOT included on the [Monthly
Statement]

-------------------------------------------------------------------------------
       Item 2: Legal Proceedings

Any legal proceeding pending against the
following entities or their respective
property, that is material to
Certificateholders, including any
proceedings known to be contemplated by
governmental authorities:
-------------------------------------------------------------------------------
o Issuing Entity (Trust Fund)                Master Servicer, Securities
                                             Administrator and Depositor
-------------------------------------------------------------------------------
o Sponsor (Seller)                          Seller (if a party to the Pooling
                                               and Servicing Agreement) or
                                                      Depositor
-------------------------------------------------------------------------------
o Depositor                                           Depositor
-------------------------------------------------------------------------------
o Trustee                                              Trustee
-------------------------------------------------------------------------------
o Securities Administrator                     Securities Administrator
-------------------------------------------------------------------------------
o Master Servicer                                  Master Servicer
-------------------------------------------------------------------------------
o Custodian                                           Custodian
-------------------------------------------------------------------------------
o 1110(b) Originator                                  Depositor
-------------------------------------------------------------------------------
o Any 1108(a)(2) Servicer (other than                  Servicer
the Master Servicer or Securities
Administrator)
-------------------------------------------------------------------------------
o Any other party contemplated by                     Depositor
1100(d)(1)
-------------------------------------------------------------------------------
 Item 3: Sale of Securities and Use of       (i) Depositor (with respect to the
               Proceeds                             Closing Date) and (ii)
Information  from  Item 2(a) of Part II                  Master Servicer
of Form 10-Q:

With respect to any sale of securities
by the sponsor, depositor or issuing
entity, that are backed by the same
asset pool or are otherwise issued by
the issuing entity, whether or not
registered, provide the sales and use of
proceeds information in Item 701 of
Regulation S-K. Pricing information can
be omitted if securities were not
registered.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       ADDITIONAL FORM 10-D DISCLOSURE

-------------------------------------------------------------------------------
           Item on Form 10-D                      Responsible Party
-------------------------------------------------------------------------------
Item 4: Defaults Upon Senior Securities          Securities Administrator

Information from Item 3 of Part II of
Form 10-Q:

Report the occurrence of any Event of
Default (after expiration of any grace
period and provision of any required
notice)
-------------------------------------------------------------------------------
Item 5: Submission of Matters to a               Securities Administrator
      Vote of Security Holders

Information  from  Item 4 of Part II of
Form 10-Q
-------------------------------------------------------------------------------
  Item 6: Significant Obligors of Pool                 Depositor
                Assets

Item 1112(b) - Significant Obligor
Financial Information*
-------------------------------------------------------------------------------
*This information need only be reported
on the Form 10-D for the distribution
period in which updated information is
required pursuant to the Item.
-------------------------------------------------------------------------------
  Item 7: Significant Enhancement
         Provider Information

Item 1114(b)(2) - Credit Enhancement
Provider Financial Information*
-------------------------------------------------------------------------------
o  Determining   applicable  disclosure               Depositor
threshold
-------------------------------------------------------------------------------
o   Requesting    required    financial               Depositor
information   (including  any  required
accountants'   consent   to   the   use
thereof) or effecting  incorporation by
reference
-------------------------------------------------------------------------------
Item 1115(b) - Derivative Counterparty
        Financial Information*
-------------------------------------------------------------------------------
o Determining  current maximum probable               Depositor
exposure
-------------------------------------------------------------------------------
o  Determining   current   significance               Depositor
percentage
-------------------------------------------------------------------------------
o   Requesting    required    financial               Depositor
information   (including  any  required
accountants'   consent   to   the   use
thereof) or effecting  incorporation by
reference
-------------------------------------------------------------------------------
*This information need only be reported
on the Form 10-D for the distribution
period in which updated information is
required pursuant to the Items.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       ADDITIONAL FORM 10-D DISCLOSURE

-------------------------------------------------------------------------------
           Item on Form 10-D                      Responsible Party
-------------------------------------------------------------------------------
       Item 8: Other Information             Any party responsible for the
                                        applicable disclosure items on Form 8-K

Disclose any information required to
be reported on Form 8-K during the
period covered by the Form 10-D but
not reported
-------------------------------------------------------------------------------
            Item 9: Exhibits
-------------------------------------------------------------------------------
Monthly Statement to Certificateholders        Securities Administrator
-------------------------------------------------------------------------------

    Exhibits required by Item 601 of                   Depositor
Regulation S-K, such as material agreements

-------------------------------------------------------------------------------

                              EXHIBIT O

                   Additional Form 10-K Disclosure

-------------------------------------------------------------------------------
                       ADDITIONAL FORM 10-K DISCLOSURE
-------------------------------------------------------------------------------
           Item on Form 10-K                      Responsible Party
-------------------------------------------------------------------------------
  Item 1B: Unresolved Staff Comments                  Depositor


-------------------------------------------------------------------------------
    Item 9B: Other Information             Any responsible party for Disclosure
                                                   Item on Form 8-K

Disclose any information required to be
reported on Form 8-K during the fourth
quarter covered by the Form 10-K but not
reported
-------------------------------------------------------------------------------
     Item 15: Exhibits, Financial          (i) As to agreements, Securities
          Statement Schedules            Administrator/Depositor and (ii) as
                                          to financial statements, Reporting
                                        Parties (as to themselves) (excluding
                                                Custodian or Trustee)
-------------------------------------------------------------------------------
   Reg AB Item 1112(b): Significant
        Obligors of Pool Assets
-------------------------------------------------------------------------------
Significant Obligor Financial                         Depositor
Information*
-------------------------------------------------------------------------------
*This information need only be reported
on the Form 10-D for the distribution
period in which updated information is
required pursuant to the Item.
-------------------------------------------------------------------------------
    Reg AB Item 1114(b)(2): Credit
    Enhancement Provider Financial
            Information
-------------------------------------------------------------------------------
o  Determining applicable disclosure                  Depositor
threshold
-------------------------------------------------------------------------------
o   Requesting  required financial                    Depositor
information (including any required
accountants' consent to the use
thereof) or effecting incorporation by
reference
-------------------------------------------------------------------------------
*This information need only be reported
on the Form 10-D for the distribution
period in which updated information is
required pursuant to the Items.
-------------------------------------------------------------------------------
    Reg AB Item 1115(b): Derivative
  Counterparty Financial Information
-------------------------------------------------------------------------------
o Determining current maximum probable                Depositor
exposure
-------------------------------------------------------------------------------
o  Determining current significance                   Depositor
percentage
-------------------------------------------------------------------------------
o Requesting required financial                       Depositor
information (including any required
accountants' consent to the use thereof)
or effecting incorporation by reference
-------------------------------------------------------------------------------
*This information need only be reported
on the Form 10-D for the distribution
period in which updated information is
required pursuant to the
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       ADDITIONAL FORM 10-K DISCLOSURE
-------------------------------------------------------------------------------
           Item on Form 10-K                      Responsible Party
-------------------------------------------------------------------------------
Items.
-------------------------------------------------------------------------------
  Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the
following entities or their respective
property, that is material to
Certificateholders, including any
proceedings known to be contemplated by
governmental authorities:
-------------------------------------------------------------------------------
o Issuing Entity (Trust Fund)                Master Servicer, Securities
                                                   Administrator and Depositor
-------------------------------------------------------------------------------
o Sponsor (Seller)                        Seller (if a party to the Pooling and
                                            Servicing Agreement) or Depositor
-------------------------------------------------------------------------------
o Depositor                                           Depositor
-------------------------------------------------------------------------------
o Trustee                                              Trustee
-------------------------------------------------------------------------------
o Securities Administrator                     Securities Administrator
-------------------------------------------------------------------------------
o Master Servicer                                  Master Servicer
-------------------------------------------------------------------------------
o Custodian                                           Custodian
-------------------------------------------------------------------------------
o 1110(b) Originator                                  Depositor
-------------------------------------------------------------------------------
o Any 1108(a)(2) Servicer (other than                  Servicer
the Master Servicer or Securities
Administrator)
-------------------------------------------------------------------------------
o Any other party contemplated by                     Depositor
1100(d)(1)
-------------------------------------------------------------------------------
  Reg AB Item 1119: Affiliations and
         Relationships
-------------------------------------------------------------------------------
Whether (a) the Sponsor (Seller),                   Depositor as to (a)
Depositor or Issuing Entity is an                Sponsor/Seller as to (a)
affiliate of the following parties, and
(b) to the extent known and material,
any of the following parties are
affiliated with one another:

-------------------------------------------------------------------------------
o Master Servicer                                  Master Servicer
-------------------------------------------------------------------------------
o Securities Administrator                     Securities Administrator
-------------------------------------------------------------------------------
o Any other 1108(a)(3) servicer                        Servicer
-------------------------------------------------------------------------------
o Any 1110 Originator                             Depositor/Sponsor
-------------------------------------------------------------------------------
o Any 1112(b) Significant Obligor                 Depositor/Sponsor
-------------------------------------------------------------------------------
o Any 1114 Credit Enhancement Provider            Depositor/Sponsor
-------------------------------------------------------------------------------
o Any 1115 Derivate Counterparty                  Depositor/Sponsor
Provider
-------------------------------------------------------------------------------
o Any other 1101(d)(1) material party             Depositor/Sponsor
-------------------------------------------------------------------------------
Whether there are any "outside the                Depositor as to (a)
ordinary course business arrangements"          Sponsor/Seller as to (a)
other than would be obtained in an arm's
length transaction between (a) the
Sponsor (Seller), Depositor or Issuing
Entity on the one hand, and (b) any of
the following parties (or their
affiliates) on the other hand, that
exist currently or within the past two
years and that are material to a
Certificateholder's understanding of the
Certificates:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       ADDITIONAL FORM 10-K DISCLOSURE
-------------------------------------------------------------------------------
           Item on Form 10-K                      Responsible Party
-------------------------------------------------------------------------------
o Master Servicer                                  Master Servicer
-------------------------------------------------------------------------------
o Securities Administrator                     Securities Administrator
-------------------------------------------------------------------------------
o Trustee                                             Depositor
-------------------------------------------------------------------------------
o Any other 1108(a)(3) servicer                        Servicer
-------------------------------------------------------------------------------
o Any 1110 Originator                             Depositor/Sponsor
-------------------------------------------------------------------------------
o Any 1112(b) Significant Obligor                 Depositor/Sponsor
-------------------------------------------------------------------------------
o Any 1114 Credit Enhancement Provider            Depositor/Sponsor
-------------------------------------------------------------------------------
o Any 1115 Derivate Counterparty                  Depositor/Sponsor
Provider
-------------------------------------------------------------------------------
o Any other 1101(d)(1) material party             Depositor/Sponsor
-------------------------------------------------------------------------------
Whether there are any specific                    Depositor as to (a)
relationships involving the transaction         Sponsor/Seller as to (a)
or the pool assets between (a) the
Sponsor (Seller), Depositor or Issuing
Entity on the one hand, and (b) any of
the following parties (or their
affiliates) on the other hand, that
exist currently or within the past two
years and that are material:

-------------------------------------------------------------------------------
o Master Servicer                                  Master Servicer
-------------------------------------------------------------------------------
o Securities Administrator                     Securities Administrator
-------------------------------------------------------------------------------
o Trustee                                             Depositor
-------------------------------------------------------------------------------
o Any other 1108(a)(3) servicer                        Servicer
-------------------------------------------------------------------------------
o Any 1110 Originator                             Depositor/Sponsor
-------------------------------------------------------------------------------
o Any 1112(b) Significant Obligor                 Depositor/Sponsor
-------------------------------------------------------------------------------
o Any 1114 Credit Enhancement Provider            Depositor/Sponsor
-------------------------------------------------------------------------------
o Any 1115 Derivate Counterparty                  Depositor/Sponsor
Provider
-------------------------------------------------------------------------------
o Any other 1101(d)(1) material party             Depositor/Sponsor
-------------------------------------------------------------------------------

                                   EXHIBIT P

        Form of Master Loan Purchase Agreement, between various sellers and Goldman Sachs Mortgage Company



          [See Exhibit 99.1 to Form 8-K/A filed with the Commission on
            February 14, 2006, Accession No. 0000905148-06-001326]

                                   EXHIBIT Q

             Flow Servicing Agreement, dated as of January 1, 2006, between Avelo Mortgage, L.L.C. and Goldman Sachs Mortgage Company



          [See Exhibit 99.13 to Form 8-K filed with the Commission on
              March 14, 2006, Accession No. 0000905148-06-00297]

                                   EXHIBIT R

                 Servicing Agreement, dated as of July 1, 2004, between Countrywide Home Loans Servicing LP and Goldman Sachs Mortgage
                    Company, as amended by Amendment Reg AB



   [See Exhibit 99.3 to Form 8-K filed with the Commission on March 13, 2006,
                      Accession No. 0000905148-06-002297]

                                   EXHIBIT S

       Master Mortgage Loan Purchase Agreement, dated as of July 1, 2004, between Countrywide Home Loans, Inc. and Goldman Sachs Mortgage Company,
                        as amended by Amendment Reg AB



   [See Exhibit 99.3 to Form 8-K filed with the Commission on March 13, 2006,
                      Accession No. 0000905148-06-002297]

                                   EXHIBIT T

 Amendment Reg AB to the Master Mortgage Loan Purchase and Servicing Agreement,
      dated as of January 1, 2006, among Goldman Sachs Mortgage Company, Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP



           [See Exhibit 99.1 to Form 8-K filed with the Commission on
              March 14, 2006, Accession No. 0000905148-06-002297]

                                   EXHIBIT U

   Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of
          November 1, 2005, between GreenPoint Mortgage Funding, Inc.
                      and Goldman Sachs Mortgage Company



[See Exhibit 99.9 to Form 8-K/A filed with the Commission on February 14, 2006,
                     Accession No. 0000905148-06-001326]

                                   EXHIBIT V

 Servicing Agreement, dated as of November 1, 2005, between GreenPoint Mortgage
               Funding, Inc. and Goldman Sachs Mortgage Company



 [See Exhibit 99.9 to Form 8-K/A filed with the Commission on February 14, 2006,
                      Accession No. 0000905148-06-001326]

                                   EXHIBIT W

     Amended and Restated Flow Seller's Warranties and Servicing Agreement,
         dated as of December 1, 2005, between SunTrust Mortgage, Inc.
                      and Goldman Sachs Mortgage Company



          [See Exhibit 99.7 to Form 8-K/A filed with the Commission on
             February 14, 2006, Accession No. 0000905148-06-001326

                                   EXHIBIT X

   Amendment No. 1, dated as of July 1, 2006, between Goldman Sachs Mortgage
                      Company and SunTrust Mortgage, Inc.


                                AMENDMENT NO. 1
                                       TO
                 AMENDED AND RESTATED FLOW SELLER'S WARRANTIES
                            AND SERVICING AGREEMENT

            THIS AMENDMENT NO. 1, made as of July 1, 2006 ("Amendment No. 1"), by and between Goldman Sachs Mortgage Company, as purchaser (the "Purchaser") and SunTrust Mortgage, Inc., as seller and servicer (the "Company").

                                R E C I T A L S


            WHEREAS, Purchaser and Company previously executed the Amended and Restated Flow Seller's Warranties and Servicing Agreement for various residential first-lien mortgage loans, dated and effective as of December 1, 2005 (the "Agreement"); and

            WHEREAS, Purchaser and Company desire to make certain further modifications and amendments to the Agreement as described herein;

            NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            Section 1. Recitals. Purchaser and Company agree that the foregoing recitals are true and correct and are incorporated herein by reference.

            Section 2. Definitions.

            (a) Capitalized terms used herein and not otherwise defined shall have the meanings assigned in the Agreement. Capitalized terms used in the Agreement whose definitions are modified in this Amendment No. 1 shall, for all purposes of the Agreement, be deemed to have such modified definitions.

            (b) The first phrase of the definition of "Mortgage Loan Schedule" ("A schedule of Mortgage Loans annexed hereto as Exhibit A, such schedule setting forth the following information with respect to each Mortgage Loan") is hereby deleted and replaced with the following:

                  "The schedule of Mortgage Loans, with respect to each pool of Mortgage Loans, attached as Exhibit A to the related Assignment and Conveyance, setting forth certain information with respect to each Mortgage Loan in such pool of Mortgage Loans, which shall include the following information and any additional information which shall be submitted from time to time as agreed to by the parties (and which, as of the time of submission will be deemed to be part of the Mortgage Loan Schedule):"

      Section 3. Representations and Warranties. Section 3.2 of the Agreement is hereby modified as follows:

      (a) Subparagraph (ix) is hereby modified by deleting the penultimate sentence therein and replacing it as follows:

      "Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory, abusive and fair lending laws."

      (b)   Subparagraph (xxxix) is hereby modified by adding the following:

      "No Mortgage Loan is a "high cost home," "covered" (excluding home loans defined as "covered home loans" in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7,
      2004), "high risk home" or "predatory" loan under any applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);"

      (c)   Subparagraph (xli) is hereby added in its entirety as follows:

      "Eligible Products. With respect to each Mortgage Loan, the related Mortgagor was not encouraged or required to select a mortgage loan product offered by the Mortgage Loan's originator which is a higher cost product designed for less creditworthy borrowers unless, at the time of the Mortgage Loan's origination such Mortgagor did not qualify for the Mortgage Loan originator's lower cost products, taking into account such facts as, without limitation, the Mortgage Loan's requirements and the borrower's credit history, income, assets and liabilities and debt-to-income ratios;"

      (d) Subparagraph (li) is hereby deleted and replaced in its entirety as follows:

      "Underwriting Methodology. The methodology used in underwriting the extension of credit for each Mortgage Loan did not rely solely on the extent of the Mortgagor's equity in the collateral as the principal determining factor in approving such extension of credit. The methodology employed objective criteria that related such facts as, without limitation, the Mortgagor's credit history; and the Mortgagor's income, assets and liabilities to the proposed mortgage payment and, based on such underwriting methodology, the Mortgage Loan's originator made a reasonable determination that at the time of origination (application/approval) the Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan;"

      Section 4. Expenses. Each party hereto shall pay its own expenses in connection with this Amendment No. 1.

      Section 5. Controlling Law. This Amendment No. 1 shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and entirely performed therein.

      Section 6. Interpretation. The provisions of the Agreement shall be read so as to give effect to the provisions of this Amendment No. 1.

      Section 7. Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 8. Ratification and Confirmation. As amended by this Amendment No. 1, the Agreement is hereby in all respects ratified and confirmed, and the Agreement as amended by this Amendment No. 1 shall be read, taken and construed as one and the same instrument.

      IN WITNESS WHEREOF, Purchaser and Company have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

                                    GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

                                    By:  Goldman Sachs Real Estate Funding
                                         Corp., a New York corporation, its
                                         General Partner

                                    By:      __________________________________
                                    Name:    __________________________________
                                    Title:   __________________________________


                                    SUNTRUST MORTGAGE, INC.,

                                    By:      __________________________________
                                    Name:    __________________________________
                                    Title:   __________________________________

                                   EXHIBIT Y

  Amended and Restated Flow Mortgage Loan Purchase and Warranties Agreement,
        dated as of June 1, 2005 between Goldman Sachs Mortgage Company and Ameriquest Mortgage Company



           [See Exhibit 99.3 to Form 8-K filed with the Commission on
             February 21, 2006, Accession No. 0000905148-06-001399

                                   EXHIBIT Z

     Second Amended and Restated Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of May 1, 2006, between Goldman Sachs Mortgage
                   Company and First National Bank of Nevada

                                                              Execution Version

===============================================================================

         SECOND AMENDED AND RESTATED MASTER MORTGAGE LOAN PURCHASE AND
                          INTERIM SERVICING AGREEMENT




                         GOLDMAN SACHS MORTGAGE COMPANY
                                   Purchaser




                                      and




                         FIRST NATIONAL BANK OF NEVADA
                                    Company




                            Dated as of May 1, 2006




                     Fixed and Variable Rate Mortgage Loans


===============================================================================

                                                   TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

SECTION 1.        DEFINITIONS.....................................................................................1


SECTION 2.        AGREEMENT TO PURCHASE..........................................................................13


SECTION 3.        MORTGAGE LOAN SCHEDULE.........................................................................13


SECTION 4.        PURCHASE PRICE; NEAR-TERM PRINCIPAL PREPAYMENTS................................................13

     Subsection 4.01.        Purchase Price......................................................................13
     Subsection 4.02.        Near-term Principal Prepayments.....................................................13

SECTION 5.        EXAMINATION OF MORTGAGE FILES..................................................................14


SECTION 6.        CONVEYANCE FROM COMPANY TO PURCHASER...........................................................14

     Subsection 6.01.        Conveyance of Mortgage Loans; Possession of Mortgage Files..........................14
     Subsection 6.02.        Books and Records...................................................................15
     Subsection 6.03.        Delivery of Mortgage Loan Documents.................................................15

SECTION 7.        REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY; REMEDIES FOR BREACH..................19

     Subsection 7.01.        Representations and Warranties Respecting the Company...............................19
     Subsection 7.02.        Representations and Warranties Regarding Individual Mortgage Loans..................22
     Subsection 7.03.        Remedies for Breach of Representations and Warranties; Post-Closing Due
                             Diligence...........................................................................36

SECTION 8.        CLOSING........................................................................................38

     Subsection 8.01.        Conditions to Purchaser's Obligations...............................................38
     Subsection 8.02.        Conditions to Company's Obligations.................................................39


                                      -i-

SECTION 9.        CLOSING DOCUMENTS..............................................................................39


SECTION 10.       COSTS; ASSIGNMENTS.............................................................................39


SECTION 11.       COMPANY'S INTERIM SERVICING OBLIGATIONS........................................................40


SECTION 12.       THE COMPANY....................................................................................40

     Subsection 12.01.       Indemnification.....................................................................40
     Subsection 12.02.       Merger or Consolidation of the Company..............................................41
     Subsection 12.03.       Limitation on Liability of the Company and Others...................................41
     Subsection 12.04.       Company Not to Resign...............................................................42
     Subsection 12.05.       No Transfer of Servicing............................................................42

SECTION 13.       DEFAULT........................................................................................42

     Subsection 13.01.       Events of Default...................................................................42
     Subsection 13.02.       Waiver of Defaults..................................................................44

SECTION 14.       TERMINATION; SERVICING TRANSFER................................................................44

     Subsection 14.01.       Obligations of the Company Prior to the Servicing Transfer Date.....................44
     Subsection 14.02.       Obligations of the Company after the Servicing Transfer Date........................46
     Subsection 14.03.       Limited Power of Attorney...........................................................48
     Subsection 14.04.       Supplementary Information...........................................................48
     Subsection 14.05.       Reasonable Access...................................................................48

                                     -ii-


SECTION 15.       SUCCESSOR TO THE COMPANY.......................................................................48


SECTION 16.       NOTICES........................................................................................49


SECTION 17.       SEVERABILITY CLAUSE............................................................................49


SECTION 18.       COUNTERPARTS...................................................................................50


SECTION 19.       GOVERNING LAW..................................................................................50


SECTION 20.       INTENTION OF THE PARTIES.......................................................................50


SECTION 21.       SUCCESSORS AND ASSIGNS.........................................................................50


SECTION 22.       WAIVERS........................................................................................50


SECTION 23.       EXHIBITS.......................................................................................50


SECTION 24.       GENERAL INTERPRETIVE PRINCIPLES................................................................50


SECTION 25.       REPRODUCTION OF DOCUMENTS......................................................................51


SECTION 26.       NONSOLICITATION................................................................................52


SECTION 27.       SURVIVAL.......................................................................................52


SECTION 28.       INTEGRATION....................................................................................52


SECTION 29.       AVAILABILITY OF INFORMATION....................................................................52


SECTION 30.       LOAN SALES AND SECURITIZATION..................................................................52


SECTION 31.       CONFIDENTIAL INFORMATION.......................................................................53


SECTION 32.       COMPLIANCE WITH REGULATION AB..................................................................53

     Subsection 32.01.       Intent of the Parties; Reasonableness...............................................53
     Subsection 32.02.       Additional Representations and Warranties of the Company............................54
     Subsection 32.03.       Information to Be Provided by the Company...........................................54
     Subsection 32.04.       Indemnification.....................................................................56

                                     -iii-


EXHIBITS
--------

EXHIBIT 1           FORM OF TERM SHEET

EXHIBIT 2           CONTENTS OF EACH MORTGAGE FILE

EXHIBIT 3           FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

EXHIBIT 4           FORM OF ESCROW ACCOUNT LETTER AGREEMENT

EXHIBIT 5           SERVICING ADDENDUM

EXHIBIT 6           [RESERVED]

EXHIBIT 7           SERVICING TRANSFER INSTRUCTIONS

EXHIBIT 8           FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

EXHIBIT 9           COMPANY'S UNDERWRITING GUIDELINES

EXHIBIT 10          FORM OF POWER OF ATTORNEY

EXHIBIT 11          NEW JERSEY LOAN STIPULATIONS

        SECOND AMENDED AND RESTATED MORTGAGE LOAN PURCHASE AND INTERIM
                              SERVICING AGREEMENT

            This SECOND AMENDED AND RESTATED MORTGAGE LOAN PURCHASE AND INTERIM SERVICING AGREEMENT (the "Agreement"), is dated as of May 1, 2006, by and between Goldman Sachs Mortgage Company, having an office at 85 Broad Street, New York, New York 10004 (the "Purchaser") and First National Bank of Nevada, having an office at 1665 West Alameda Drive, Tempe, Arizona 85282 (the "Company").

                              W I T N E S S E T H:

            WHEREAS, the Company and the Purchasers are parties to that certain Amended and Restated Mortgage Loan Purchase and Interim Servicing Agreement, dated as of November 1, 2005 (the "Original Agreement"), pursuant to which, from time to time, the Company desires to sell to the Purchaser, and, from time to time, the Purchaser desires to purchase from the Company, certain conventional fixed and variable rate residential first lien mortgage loans as described therein, including all Servicing Rights (as defined below) related thereto (the "Mortgage Loans") and certain fixed and adjustable rate first an Co-op Loans (the "Co-op Loans"), which shall be delivered as whole loans; and

            WHEREAS, at the present time, the Purchaser and the Company desire to amend the Original Agreement to make certain modifications as set forth herein with respect to all Mortgage Loans acquired pursuant to this Agreement or the Original Agreement.

            NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Company agree as follows:

            SECTION 1. Definitions. For purposes of this Agreement the following capitalized terms shall have the respective meanings set forth below.

            Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdiction where the related Mortgaged Property is located.

            Adjustment Date: With respect to each adjustable rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate on the Mortgage Loan is adjusted in accordance with the terms of the Mortgage Note.

            Agreement: This Amended and Restated Mortgage Loan Purchase and Interim Servicing Agreement including all exhibits, schedules, amendments and supplements hereto.

            Appraised Value: With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by a Qualified Appraiser, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by a Qualified Appraiser.

            Assignment of Mortgage: An individual assignment of Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage to the Purchaser. None of the assignments of Mortgage will be "blanket" assignments of Mortgage.

            Balloon Mortgage Loan: Any Mortgage Loan which by its original terms or any modifications thereof provides for amortization beyond its scheduled maturity date.

            Business Day: Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the State of New York or in the State of Arizona are authorized or obligated by law or executive order to be closed.

            Cash-Out Refinancing: A Refinanced Mortgage Loan the proceeds of which were in excess of the principal balance of any existing first mortgage on the related Mortgaged Property and related closing costs, and were used to pay any such existing first mortgage, related closing costs and subordinate mortgages on the related Mortgaged Property.

            Closing Date: With respect to any Mortgage Loan, the date stated on the related Term Sheet.

            Closing Documents: The documents required pursuant to Section 9.

            Commission: The United States Securities and Exchange Commission.

            Company: First National Bank of Nevada, their successors in interest and assigns, as permitted by this Agreement.

            Company Information: As defined in Subsection 32.04.

            Company's Officer's Certificate: A certificate signed by the Chairman of the Board, President, any Vice President or Treasurer of the Company stating the date by which Company expects to receive any missing documents sent for recording from the applicable recording office.

            Condemnation Proceeds: All awards, compensation and settlements in respect of a taking of all or part of a Mortgaged Property by exercise of the power of condemnation or the right of eminent domain.

            Confirmation: The Trade Confirmation Letter between the Purchaser and the Company which relates to the Mortgage Loans.

            Co-op Lease: With respect to a Co-op Loan, the lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

            Co-op Loan: A Mortgage Loan that is secured by a first or second lien on and a perfected security interest in Cooperative Shares and the related proprietary lease granting exclusive rights to occupy the related Cooperative Apartment in the building owned by the related Cooperative.

            Co-op Stock: With respect to a Co-op Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related residential cooperative housing corporation.

            Cooperative: The private, non profit cooperative apartment corporation which owns all of the real property that comprises the Project, including the land, separate dwelling units and all common areas.

            Cooperative Unit: With respect to any Co-op Loan, a specific unit in a Project.

            Cooperative Shares: With respect to any Co-op Loan, the shares of stock issued by a Cooperative and allocated to a Cooperative Apartment and represented by a stock certificates.

            Covered Loan: A Mortgage Loan categorized as Covered pursuant to Appendix E of Standard & Poor's Glossary.

            Current Appraised Value: With respect to any Mortgaged Property, the value thereof as determined by an appraisal made for the Company (by a Qualified Appraiser) at the request of a Mortgagor for the purpose of canceling a Primary Mortgage Insurance Policy in accordance with federal, state and local laws and regulations.

            Current LTV: The ratio of the Stated Principal Balance of a Mortgage Loan to the Current Appraised Value of the Mortgaged Property.

            Custodial Account: Each separate account or accounts, each of which shall be an Eligible Account, created and maintained pursuant to this Agreement, which shall be entitled "First National Bank of Nevada, in trust for the [Purchaser], Owner of Mortgage Loans, P&I Account," and shall be established in an Eligible Account, in the name of the Person that is the "Purchaser" with respect to the related Mortgage Loans.

            Cut-off Date: With respect to any Mortgage Loan, the date stated on the related Term Sheet.

            Deemed Material Breach Representation: Each representation and warranty identified as such in Subsection 7.02.

            Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

            Due Date: The day on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace which day is the first day of the month.

            Eligible Account: An account established and maintained: (i) within FDIC insured accounts created or (ii) as a trust account with the corporate trust department of a depository institution or trust company organized under the laws of the United States of America or any one of the states thereof or the District of Columbia which is not affiliated with the Company (or any sub-servicer).

            Escrow Account: Each separate trust account or accounts created and maintained pursuant to this Agreement which shall be entitled "First National Bank of Nevada, in trust for the [Purchaser], Owner of Mortgage Loans, and various Mortgagors, T&I Account," and shall be established in an Eligible Account, in the name of the Person that is the "Purchaser" with respect to the related Mortgage Loans.

            Escrow Payments: The amounts constituting ground rents, taxes, assessments, water charges, sewer rents, mortgage insurance premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the Mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Estoppel Letter: A document certifying, with respect to a Co-op Loan, (i) the appurtenant Co-op Lease will be in full force and effect as of the date of issuance thereof, (ii) the related Co-op Stock was registered in the Mortgagor's name and there has been no notice of any lien upon, pledge of, levy of execution on or disposition of such Co-op Stock, and (iii) the Mortgagor is not in default under the appurtenant Co-op Lease and all charges due have been paid.

            Event of Default: Any one of the events enumerated in Subsection 13.01.

            Exchange Act: The Securities Exchange Act of 1934, as amended.

            Fannie Mae: Fannie Mae or any successor thereto.

            Fannie Mae Guide(s): The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

            FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

            Freddie Mac: The Federal Home Loan Mortgage Corporation or any successor thereto.

            Freddie Mac Guide: The Freddie Mac Single Family Seller/Servicer Guide and all amendments or additions thereto.

            FIRREA: The Financial Institutions Reform, Recovery, and Enforcement act of 1989, as amended and in effect from time to time.

            GAAP: Generally accepted accounting principles, consistently applied.

            Gross Margin: With respect to each adjustable rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note and the related Mortgage Loan Schedule that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note to determine the new Mortgage Interest Rate for such Mortgage Loan.

            High Cost Loan: A Mortgage Loan (a) covered by the Home Ownership and Equity Protection Act of 1994 ("HOEPA"), (b) with an "annual percentage rate" or total "points and fees" payable by the related Mortgagor (as each such term is calculated under HOEPA) that exceed the thresholds set foth by HOEPA and its implementing regulations, including 12 C.F.R. ss.226.32(a)(1)(i) and
(ii), (c) classified as a "high cost home," "threshold," "covered," "high risk home," "predatory" or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or
(d) categorized as High Cost pursuant to the applicable Standard & Poor's Glossary.

            Home Loan: A Mortgage Loan categorized as a Home Loan pursuant to Appendix E of Standard & Poor's Glossary.

            HMDA: The Home Mortgage Disclosure Act, as amended.

            Index: With respect to each adjustable rate Mortgage Loan, the index identified on the related Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the interest rate thereon.

            Initial Rate Cap: With respect to each adjustable rate Mortgage Loan and the first Adjustment Date after the Origination Date, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Mortgage Loan may increase (without regard to the Maximum Mortgage Interest Rate) or decrease (without regard to the Minimum Mortgage Interest Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date.

            Insurance Proceeds: With respect to each Mortgage Loan, proceeds of any insurance policy insuring the Mortgage Loan or the related Mortgaged Property.

            Interest Paid to Date: With respect to a Mortgage Loan, the last date to which interest has been paid on such Mortgage Loan, as shown on the books and records of Company as of the related Cut-off Date.

            Interim Servicing Period: With respect to any Mortgage Loan, the period during which the Company shall service the Mortgage Loans in accordance with the provisions of this Agreement, commencing on the related Closing Date and ending on the related Servicing Transfer Date.

            Lifetime Rate Cap: As to each adjustable rate Mortgage Loan, the maximum Mortgage Interest Rate over the term of such Mortgage Loan.

            Liquidation Proceeds: Amounts, other than Insurance Proceeds and Condemnation Proceeds, received in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of REO Property.

            Loan to Value Ratio or LTV: With respect to any Mortgage Loan as of origination, the ratio on such date of the outstanding principal amount of the Mortgage Loan to the lesser of the Appraised Value of the Mortgaged Property as of the Origination Date or the purchase price of the Mortgaged Property.

            Maximum Mortgage Interest Rate: With respect to each adjustable rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the maximum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be increased on any Adjustment Date.

            MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

            MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS(R) System.

            MERS(R) System: The system of recording transfers of mortgages electronically maintained by MERS.

            MIN: The Mortgage Identification Number for any MERS Mortgage Loan.

            MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

            Minimum Mortgage Interest Rate: With respect to each adjustable rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the minimum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be decreased on any Adjustment Date.

            Monthly Payment: With respect to any Mortgage Loan, the scheduled combined payment of principal and interest payable by a Mortgagor under the related Mortgage Note on each Due Date.

            Mortgage: (a) With respect to any Mortgage Loan that is not a Co-op Loan, the mortgage, deed of trust or other instrument securing a Mortgage Note which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note. and (b) with respect to a Co-op Loan, the related Security Agreement.

            Mortgagee: The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

            Mortgage File: With respect to each Mortgage Loan, the file consisting of the Mortgage Loan Documents and originals of all other documents referred to in Exhibit 2 annexed hereto and any additional documents related to the origination of a particular Mortgage Loan and all documents, files and other information necessary to service the Mortgage Loans.

            Mortgage Interest Rate: With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.

            Mortgage Loan: Each mortgage loan sold, assigned and transferred to the Purchaser pursuant to this Agreement and identified on the related Mortgage Loan Schedule attached to the related Term Sheet, which Mortgage Loan includes without limitation the Servicing Rights, the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such mortgage loan.

            Mortgage Loan Documents: The documents listed in Subsection 6.03 pertaining to any Mortgage Loan.

            Mortgage Loan Schedule: The schedule of Mortgage Loans annexed to the related Term Sheet (which shall also be provided in an electronic format acceptable to Purchaser), such schedule setting forth the following information with respect to each Mortgage Loan: (1) the Company's Mortgage Loan identifying number; (2) the Mortgagor's first and last name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgaged Property is owner occupied, a second home or investor property; (5) the type of Residential Dwelling constituting the Mortgaged Property; (6) a code indicating the purpose of the loan (i.e., purchase financing, Rate/Term Refinancing, Cash-Out Refinancing); (7) the original principal amount of the Mortgage Loan; (8) the Mortgage Interest Rate at origination; (9) the date on which the first Monthly Payment was due on the Mortgage Loan; (10) the stated maturity date; (11) the amount of the Monthly Payment at origination; (12) the original months to maturity; (13) the Origination Date of the Mortgage Loan and the remaining months to maturity from the Cut off Date, based on the original amortization schedule; (14) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance; (15) the Mortgage Interest Rate in effect immediately following the Cut off Date; (16) the Stated Principal Balance of the Mortgage Loan as of the Cut off Date; (17) the amount of the Monthly Payment as of the Cut off Date; (18) the sales price of the Mortgaged Property, if applicable, the Appraised Value and the Loan-to-Value Ratio at origination; (19) the Current Appraised Value and Current LTV, if applicable; (20) a code indicating the documentation type; (21) credit score and/or mortgage score, each if applicable; (22) a code indicating whether or not the Mortgage Loan is the subject of Primary Mortgage Insurance Policy and the name of the related; (23) loan type (i.e. fixed, adjustable, 3/1 ARM, etc.); (24) whether the Mortgage Loan is classified as a high cost loan under Section 32 of the Home Ownership and Equity Protection Act of 1994; (25) for any adjustable rate Mortgage Loan, the first Adjustment Date after the Origination Date, the Adjustment Date next following the Cut-off Date, the Index, the Gross Margin, the Initial Rate Cap, if any, the Periodic Rate Cap, if any, the Lifetime Rate Cap, if any, the Minimum Mortgage Interest Rate and the Maximum Mortgage Interest Rate; (26) a code indicating whether or not each Mortgage Loan has a prepayment penalty and if so, the amount and duration of such penalty; (27) reserved; (28) the debt-to-income ratio; (29) a code indicating whether or not the Mortgage Loan is a buydown loan; (30) a code indicating whether or not the Mortgage Loan has "balloon features"; (31) a code indicating whether the Mortgage Loan is a MERS Mortgage Loan and (32) points and fees. With respect to the Mortgage Loans in the aggregate, the related Mortgage Loan Schedule attached to the related Term Sheet shall set forth the following information, as of the related Cut off
Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

            Mortgage Note: The note or other evidence of the Mortgage Loan indebtedness of a Mortgagor.

            Mortgaged Property: (a) With respect to each Mortgage Loan which is not a Co-op Loan, the underlying real property securing repayment of a Mortgage Note, consisting of a single parcel of real estate considered to be real estate under the laws of the state in which such real property is located which may include condominium units and planned unit developments, improved by a Residential Dwelling and (b) with respect to each Co-op Loan, the related Cooperative Unit.

            Mortgagor: The obligor on a Mortgage Note, the owner of the Mortgaged Property and the grantor or mortgagor named in the related Mortgage and such grantor's or mortgagor's successor(s) in title to the Mortgaged Property.

            Net Escrow Payments: Escrow Payment balances remaining after advances by the Company for taxes and insurance to the extent documented under a detailed statement provided to the Purchaser.

            Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Person on behalf of whom such certificate is being delivered.

            Opinion of Counsel: A written opinion of counsel, who may be salaried counsel for the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed.

            Option ARM Mortgage Loan: An adjustable rate Mortgage Loan that gives the related Mortgagor three different payment options each month, which include: (i) a minimum monthly payment option, (ii) an interest-only payment option or (iii) a full principal and interest option which amortizes over 30 years or less.

            Origination Date: The date on which a Mortgage Loan funded.

            Periodic Rate Cap: With respect to each adjustable rate Mortgage Loan and any Adjustment Date (other than the first Adjustment Date) therefor, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Mortgage Loan may increase (without regard to the Maximum Mortgage Interest Rate) or decrease

(without regard to the Minimum Mortgage Interest Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date.

            Person: An individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Primary Mortgage Insurance Policy or PMI Policy: Each primary policy of mortgage insurance issued by a Qualified Insurer and represented to be in effect pursuant to Section 7.02.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan, full or partial, which is received in advance of its scheduled Due Date, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Project: All real property owned by the Cooperative including the land, separate dwelling units and all common areas.

            "Proprietary Lease" shall mean the lease on a Cooperative Unit evidencing the possessory interest of the owner in the Cooperative Shares in such Cooperative Unit.

            Purchase Price: The price paid by the Purchaser in exchange for the Mortgage Loans (including the Servicing Rights thereon) purchased on the related Closing Date, calculated as provided in Section 4.

            Purchase Price Percentage: That certain purchase price percentage specified in the related Term Sheet with respect to the Mortgage Loans, as adjusted as provided for therein.

            Purchaser: Goldman Sachs Mortgage Company, a New York limited partnership, its successors in interest and assigns.

            Qualified Appraiser: An appraiser, duly appointed by the Company, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of FIRREA and the regulations promulgated thereunder and the requirements of Fannie Mae or Freddie Mac.

            Qualified Correspondent: Any Person from which the Company purchased Mortgage Loans, provided that the following conditions are satisfied:
(i) such Mortgage Loans were originated pursuant to an agreement between the Company and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by the Company ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Company within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the

Company in origination of mortgage loans of the same type as the Mortgage Loans for the Company's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Company on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Company; and (iv) the Company employed, at the time such Mortgage Loans were acquired by the Company, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Company.

            Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, approved as an insurer by Fannie Mae or Freddie Mac, and whose claims paying ability is rated in the two highest rating categories by each applicable Rating Agency with respect to primary mortgage insurance and in the two highest rating categories in Best's Key Rating Guide with respect to hazard and flood insurance.

            Rate/Term Refinancing: A Refinanced Mortgage Loan, the proceeds of which are limited to the sum of the unpaid principal balance of the existing first mortgage, closing costs (including all prepaid items), points, the amount required to satisfy any subordinate mortgage liens that are more than one year old (if the borrower plans to satisfy them), and other funds for the borrower's use (as long as the amount does not exceed 2% of the principal amount of the new mortgage or $2,000). A property that has subordinate liens that have been in existence for one year or less also may be treated as a rate/term refinance transaction as long as the proceeds of the subordinate lien were used to make documented home improvements.

            Rating Agency: Standard & Poor's, Moody's, Fitch Ratings or, in the event that some or all of the ownership of the Mortgage Loans is evidenced by mortgage-backed securities, the nationally recognized rating agencies issuing ratings with respect to such securities, if any.

            Recognition Agreement: shall mean, an agreement among a Co-op Corporation, a lender and a Mortgagor with respect to a Co-op Loan whereby such parties (i) acknowledge that such lender may make, or intends to make, such Co-op Loan, and (ii) make certain agreements with respect to such Co-op Loan.

            Refinanced Mortgage Loan: A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005))
or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            REO Disposition: The final sale by the Company of any REO Property.

            REO Property: A Mortgaged Property acquired as a result of the liquidation of a Mortgage Loan.

            Repurchase Price: With respect to any Mortgage Loan, a price equal to (w) the product of the Purchase Price Percentage multiplied by the Stated Principal Balance of such Mortgage Loan on the repurchase date, plus (x) up to ninety (90) days' accrued interest on such Stated Principal Balance at the Mortgage Interest Rate from the last interest paid to date through which interest has been paid by or on behalf of the Mortgagor through the date prior to the date of repurchase, less (y) amounts received in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in connection with such Mortgage Loan plus (z) any costs and damages incurred by the related trust with respect to any securitization of the Mortgage Loan in connection with any violation by such Mortgage Loan of any predatory- or abusive-lending law up to the time of such repurchase or substitution that was actually incurred and paid out of or on behalf of the related trust fund, and that directly resulted from such violation.

            Residential Dwelling: Any one of the following: (i) a detached single family dwelling, (ii) a two-to-four family dwelling, (iii) a unit in a condominium project, or (iv) a detached single family dwelling in a planned unit development. Mortgaged Properties that consist of the following property types are not eligible for sale to the Purchaser: (a) log homes, (c) earthen homes, (d) underground homes, (e) mobile homes, (f) homes which are situated on more than forty acres of property (provided that no more than 10 acres (which ten acres shall include the land on which the home is situated) shall be considered for valuation purposes, and (g) homes which are secured by a leasehold estate.

            SAIF: The Savings Association Insurance Fund, or any successor thereto.

            Securities Act: The Securities Act of 1933, as amended.

            Security Agreement: With respect to a Co-op Loan, the agreement or mortgage creating a security interest in favor of the originator of the Co-op Loan in the related Co-op Stock.

            Servicing Addendum: The terms and conditions attached hereto as
Exhibit 5 which will govern the servicing of the Mortgage Loans by the Company during the Interim Servicing Period.

            Servicing Rights: With respect to each Mortgage Loan, any and all of the following: (a) all rights to service the Mortgage Loan; (b) all rights to receive servicing fees, additional servicing compensation (including without limitation any late fees, assumption fees, prepayment penalties or premiums due in connection with a Principal Prepayment, other penalties, fees or similar payments with respect to the Mortgage Loan, and income on escrow accounts or other receipts on or with respect to the Mortgage Loan), reimbursements or indemnification for servicing the Mortgage Loan, and any payments received in respect of the foregoing and proceeds thereof; (c) the right to collect, hold and disburse Escrow Payments or other similar payments with respect to the Mortgage Loans, Escrow Accounts and any amounts actually collected with respect thereto and to receive interest income on such amounts to the extent permitted by applicable law; (d) all accounts and other rights to payment related to any of the property described in this paragraph; (e) possession and use of any and all Mortgage Files pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans; (f) all rights and benefits relating to the direct solicitation of the related Mortgagors for refinance or modification of the Mortgage Loans and attendant right, title and interest in and to the list of such Mortgagors and data relating to their respective Mortgage Loans; (g) all rights, powers and privileges incident to any of the foregoing; and (h) all agreements or documents creating, defining or evidencing any of the foregoing rights to the extent they relate to such rights and all rights of the Company thereunder including, but not limited to, any clean-up calls and termination options.

            Servicing Rights Owner: The Person to whom the Servicing Rights are transferred at any time, which Person may or may not be the Purchaser of the Mortgage Loans hereunder, and which Person will, on the related Closing Date, be the Purchaser.

            Servicing Transfer Date: As set forth in the related Term Sheet; provided however, if a Mortgage Loan is 60 or more days delinquent or subject to a foreclosure proceeding, then with respect to the Servicing Rights to such Mortgage Loan the related Servicing Transfer Date shall be the close of business on the next Business Day if so requested by the Purchaser.

            Sponsor: The sponsor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

            Standard & Poor's: Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc., and its successors in interest.

            Standard & Poor's Glossary: Appendix E to the applicable Standard & Poor's LEVELS Glossary, as attached as an exhibit to the applicable Purchase Price and Terms Letter

            Stated Principal Balance: As to each Mortgage Loan (i) the principal balance of such Mortgage Loan as of the related Cut off Date after application of payments actually received on the Mortgage Loans prior to the related Cut-off Date, minus (ii) all amounts thereafter distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal.

            Static Pool Information: Static pool information as described in
Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

            Stock Certificate: shall mean, with respect to a Co-op Loan, the certificates evidencing ownership of the Cooperative Shares issued by the Cooperative.

            Stock Power: shall mean, with respect to a Co-op Loan, an assignment of the Stock Certificate or an assignment of the Cooperative Shares issued by the Cooperative.

            Successor Servicer: A servicer designated by the Purchaser pursuant to Section 12.01 which is entitled to the benefits of the indemnifications set forth in such Section.

            Term Sheet: A supplemental agreement in the form attached hereto as
Exhibit 1 which shall be executed and delivered by the Company and the Purchaser to provide for the sale pursuant to the terms of this Agreement of the Mortgage Loans including all Servicing Rights related thereto listed on
Schedule I attached thereto, which supplemental agreement shall contain certain specific information relating to such sale of such Mortgage Loans and may contain additional covenants relating to such sale of such Mortgage Loans.

            Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Company.

            Transaction: As defined in Section 30.

            SECTION 2. Agreement to Purchase. The Company agrees to sell, and the Purchaser agrees to purchase, Mortgage Loans, together with the Servicing Rights, having an actual aggregate unpaid principal balance on the related Cut off Date in an amount set forth on the related Term Sheet or in such other amount as agreed by the Purchaser and the Company as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on the related Closing Date.

            SECTION 3. Mortgage Loan Schedule. The Company shall deliver the related Mortgage Loan Schedule to the Purchaser at least two (2) Business Days prior to the related Closing Date.

            SECTION 4. Purchase Price; Near-term Principal Prepayments.

            Subsection 4.01. Purchase Price. The Purchase Price for the Mortgage Loans and Servicing Rights listed on the related Mortgage Loan Schedule shall be the Purchase Price Percentage, multiplied by the Stated Principal Balance as of the related Cut-off Date.

            In addition to the Purchase Price as described above, the Purchaser shall pay to the Company, on the related Closing Date, accrued interest on each Mortgage Loan at the Mortgage Interest Rate net of any applicable LPMI premiums from the related last Interest Paid to Date through the day prior to the related Closing Date, inclusive; provided, however, with respect to those Mortgage Loans for which interest has been paid through a date beyond the related Cut-off Date, such accrued interest owing to Company shall be reduced by the amount of interest accruing on the Stated Principal Balance of each such Mortgage Loan at a rate equal to the Mortgage Interest Rate of such Mortgage Loan, from the related Closing Date to the day prior to the interest paid through date for such Mortgage Loan, inclusive.

            With respect to each Mortgage Loan purchased, the Purchaser shall own and be entitled to receive (except as otherwise described in this Agreement during the related Interim Servicing Period): all payments and/or recoveries of principal collected on or after the related Cut-off Date, all payments of interest on the Mortgage Loans and all fees, prepayment penalties or premiums.

            Subsection 4.02. Near-term Principal Prepayments. In the event any Principal Prepayment is made by a Mortgagor on or prior to the date which is 30 days after the related Closing Date occurs, the Company shall remit to the Purchaser an amount equal to

(a) with respect to any Mortgage Loan for which there is no prepayment penalty, the excess, if any, of the Purchase Price Percentage for such Mortgage Loan over par multiplied by the amount of such Principal Prepayment (the "Premium") and (b) with respect to any Mortgage Loan which has a prepayment penalty, an amount equal to the Premium for such Mortgage Loan minus the amount of the prepayment penalty received. Such remittance shall be made by the Company to Purchaser no later than the third Business Day following receipt of notice of such Principal Prepayment by the Company. If demand for payment of any amount described in this paragraph is not made prior to ninety (90) days after the date of any Principal Prepayment, the Company shall have no obligation to pay the amount described in this paragraph.

            SECTION 5. Examination of Mortgage Files. With regard to the examination of the Mortgage Loans and Mortgage Files prior to the related Closing Date, Purchaser and Company shall have such rights as are set forth in the related Confirmation. If Purchaser declines, in accordance with its rights under the related Confirmation, to purchase a Mortgage Loan, such Mortgage Loan shall be deleted from the related Mortgage Loan Schedule. The Purchaser may, at its option and without notice to Company, purchase all or a portion of the Mortgage Loans without conducting any partial or complete examination.

            SECTION 6. Conveyance from Company to Purchaser.

            Subsection 6.01. Conveyance of Mortgage Loans; Possession of Mortgage Files. On the related Closing Date, the Company, simultaneously with the payment of the related Purchase Price, does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, but subject to the terms of this Agreement, all rights, title and interest of the Company in and to the Mortgage Loans (including the Servicing Rights thereon) listed on the related Mortgage Loan Schedule attached to the related Term Sheet, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Subsection 6.03 of the Agreement, the Company shall deliver to the Purchaser (or upon Purchaser's request, its designee) the Mortgage Loan Documents. The contents of each related Mortgage File required to be retained by the Company to interim service the Mortgage Loans pursuant to the Agreement and the related Term Sheet and thus not delivered to the Purchaser prior to the related Closing Date are, and shall be, held in trust by the Company for the benefit of the Purchaser as the owner thereof. The Company's possession of any portion of each such Mortgage File is at the will of the Purchaser for the sole purpose of facilitating interim servicing of the related Mortgage Loan pursuant to the Agreement and the related Term Sheet, and such retention and possession by the Company shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan and Servicing Rights prepared by or which come into the possession of the Company shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Company at the will of the Purchaser in such custodial capacity only.

            The Mortgage File retained by the Company with respect to each Mortgage Loan pursuant to this Agreement and the related Term Sheet shall be appropriately identified in the Company's computer system to reflect clearly the sale of such related Mortgage Loan to the Purchaser. The Company shall release from its custody the contents of any Mortgage File retained by it only in accordance with this Agreement.

            Subsection 6.02. Books and Records. Record title to each Mortgage and the related Mortgage Note as of the related Closing Date shall be in the name of the Company in trust for the benefit of the Purchaser or one or more designees of the Purchaser, as the Purchaser shall designate, solely for the purpose of facilitating the interim servicing of the Mortgage Loans as described herein. Upon Purchaser's request, the Company shall transfer, or cause to be transferred, record title to each Mortgage and the related Mortgage Note to the Purchaser. Notwithstanding the foregoing, beneficial ownership of each Mortgage, the related Mortgage Note and the related Servicing Rights shall be vested solely in the Purchaser or the appropriate designee of the Purchaser, as the case may be. All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Company to which Purchaser is entitled as provided in Section 4 shall be vested in the Purchaser or one or more designees of the Purchaser; provided, however, that all such funds shall be received and held by the Company in trust for the benefit of the Purchaser or the assignee of the Purchaser, as the case may be, as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

            It is the express intention of the parties that the transactions contemplated by this Agreement and the related Term Sheet be, and be construed as, a sale of the Mortgage Loans, and the Servicing Rights by the Company and not a pledge of the Mortgage Loans or the Servicing Rights by the Company to the Purchaser to secure a debt or other obligation of the Company. Consequently, the sale of each Mortgage Loan and the Servicing Rights shall be reflected as a sale on the Company's business records, tax returns and financial statements.

            Subsection 6.03. Delivery of Mortgage Loan Documents. No later than five Business Days prior to the related Closing Date, the Company shall deliver to the Purchaser or its agent the following Mortgage Loan Documents with respect to each Mortgage Loan to be purchased and sold on the related Closing Date and set forth on the related Mortgage Loan Schedule attached to the related Term Sheet:

            With respect to each Mortgage Loan which is not a Co-op Loan;

            (a) The original Mortgage Note endorsed "Pay to the order of [________________], without recourse," and signed via original signature in the name of the Company by an authorized officer, with all intervening endorsements showing a complete chain of title from the originator to the Company, together with any applicable riders, or an original lost note affidavit executed by Company in a form reasonably acceptable to Purchaser. In no event may an endorsement be a facsimile endorsement. If the Mortgage Loan was acquired by the Company in a merger, the endorsement must be by "[Company], successor by merger to the [name of predecessor]". If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the endorsement must be by "[Company] formerly known as [previous name]";

            (b) In the case of each Mortgage Loan that is not a MERS Mortgage Loan, the original Assignment of Mortgage, from the Company to blank, or otherwise in accordance with Purchaser's instructions, which assignment of mortgage shall, but for any blanks requested by Purchaser, be in form and substance acceptable for recording. If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the Assignment must be by "[Company] formerly known as [previous name]". If the Mortgage

Loan was acquired by the Company in a merger, the endorsement must be by "[Company], successor by merger to the [name of predecessor]". None of the Assignments are blanket assignments of mortgage;

            (c) The original of any guarantee executed in connection with the Mortgage Note;

            (d) Except as provided below and for each Mortgage Loan that is not a MERS Mortgage Loan, the original Mortgage with evidence of recording thereon; provided, that if the mortgage has been delivered to the applicable recording office for recordation, Company may deliver a copy together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company (or certified by the title company, escrow agent, or closing attorney) stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage, and deliver the original upon receipt from the appropriate recording office within 180 days of the Closing Date. With respect to each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

            (e) Originals, or copies thereof certified by the public recording office in which such documents have been recorded, of each assumption, extension, modification, written assurance or substitution agreements, if applicable, or if the original of such document has not been returned from the applicable public recording office, a true certified copy, certified by the Company;

            (f) In the case of each Mortgage Loan that is not a MERS Mortgage Loan, the originals of all intervening assignments of mortgage with evidence of recording thereon, or if any such intervening assignment of mortgage has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignment of mortgage, the Company shall deliver or cause to be delivered to the Purchaser, a photocopy of such intervening assignment of mortgage together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the title insurer insuring the Mortgage stating that such intervening assignment of mortgage has been delivered to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Purchaser upon receipt thereof by the Company; or (ii) in the case of an intervening assignment of mortgage where a public recording office retains the original recorded intervening assignment of mortgage or in the case where an intervening assignment of mortgage is lost after recordation in a public recording office, a copy of such intervening assignment of mortgage with recording information thereon certified by such public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage;

            (g) The original mortgagee policy of title insurance, including riders and endorsements thereto, or if the policy has not yet been issued, (a) a written commitment or interim binder for title issued by the title insurance or escrow company dated as of the date the Mortgage Loan was funded, with a statement by the title insurance company or closing attorney that the priority of the lien of the related Mortgage during the period between the date of the funding of the related Mortgage Loan and the date of the related title policy (which title policy shall be dated the date of recording of the related Mortgage) is insured or (b) a preliminary title report issued by a title insurer in anticipation of issuing a title insurance policy which evidences existing liens and gives a preliminary opinion as to the absence of any encumbrance on title to the Mortgaged Property, except liens to be removed on or before purchase by the Mortgagor or which constitute customary exceptions acceptable to lenders generally; the original policy of title insurance shall be delivered promptly upon receipt thereof by the Company;

            (h) The original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage;

            (i) If the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the original or copy of power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required in the appropriate jurisdiction where the Mortgaged Property is located, or a copy thereof certified by the public recording office in which such instrument has been recorded or, if the original instrument has not been returned from the applicable public recording office, a true certified copy, certified by the Company;

            (j) The original Primary Mortgage Insurance Policy, if applicable

            With respect to each Mortgage Loan which is not a Co-op Loan;

            (a) The original Mortgage Note endorsed "Pay to the order of [________________], without recourse," and signed via original signature in the name of the Company by an authorized officer, with all intervening endorsements showing a complete chain of title from the originator to the Company, together with any applicable riders, or an original lost note affidavit executed by Company in a form reasonably acceptable to Purchaser. In no event may an endorsement be a facsimile endorsement. If the Mortgage Loan was acquired by the Company in a merger, the endorsement must be by "[Company], successor by merger to the [name of predecessor]". If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the endorsement must be by "[Company] formerly known as [previous name]";

            (b) The original Assignment of Proprietary Lease for each Mortgage Loan, from the Seller signed by original or by facsimile signature to __________________, which assignment shall be in form and substance acceptable for recording (except for the recording information);

            (c) the original Stock Certificate and related Stock Power, in blank, executed by the Mortgagor with such signature guaranteed and original Stock Power, in blank executed by the related Seller;

            (d) the original Proprietary Lease and the assignment of Proprietary Lease executed by the Mortgagor in blank or if the Proprietary Lease has been assigned by the Mortgagor to the related Seller, then such Seller must execute an assignment of the assignment of Proprietary Lease in blank;

            (e) the original Recognition Agreement and the original assignment of Recognition Agreement;

            (f) the recorded state and county financing statements and changes thereto;

            (g) an estoppel letter and/or consent;

            (h) the co op lien search; and

            (i) the guaranty of the Mortgage Note and Co-op Loan, if any; and the original of any security agreement or similar document executed in connection with the Co-op Loan.

            If the Company cannot deliver the original recorded Mortgage Loan Documents on the related Closing Date, the Company shall, promptly upon receipt thereof and in any case not later than 120 days from the related Closing Date, deliver such original documents, including original recorded documents, to the Purchaser (unless the Company is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office). If delivery is not completed within 120 days of the related Closing Date, solely due to delays in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office, Company shall deliver such document to Purchaser within such time period as specified in a Company's Officer's Certificate or, if delivery is not made by the expiration of such time period, Company shall use commercially reasonable efforts to cause delivery as soon as possible thereafter.

            The Company shall forward to the Purchaser original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two (2) weeks of their execution, provided, however, that the Company shall provide the Purchaser with a certified true copy of any such document submitted for recordation within two (2) weeks of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within ninety (90) days of its submission for recordation.

            Company shall provide an original or duplicate original of the title insurance policy to Purchaser within ninety (90) days of the receipt of the recorded documents (required for issuance of such policy) from the applicable recording office.

            In addition, in connection with the assignment of any MERS Mortgage Loan, the Company agrees that it will cause, at its own expense, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Purchaser in accordance with this Agreement by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the information required by the MERS(R) System to identify the Purchaser of such Mortgage Loans. The Company further agrees that it will not alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

            For any Mortgage Loan that is not a MERS Mortgage Loan, the Company shall prepare the Assignments of Mortgage and shall pay to the Purchaser any recording fees or costs in transferring all original documents to the Purchaser.

            On the date which is two days prior to the related Closing Date (the "Scheduled Delivery Date",) the Company shall deliver to the Purchaser the Mortgage Loan Schedule.

            SECTION 7. Representations, Warranties and Covenants of the Company; Remedies for Breach.

            Subsection 7.01. Representations and Warranties Respecting the Company. The Company hereby represents and warrants to the Purchaser, its successors and assigns and the Servicing Rights Owner as of the related Closing Date that:

            (i) The Company is a national association duly organized, validly existing and in good standing under the laws of the United States of America and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loan in accordance with the terms of this Agreement. The Company has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification, and in any event the Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the sale of the Mortgage Loans and Servicing Rights in accordance with the terms of this Agreement and the related Term Sheet;

            (ii) The Company has the full power and authority and legal right to hold, transfer and convey each Mortgage Loan (including the Servicing Rights), to sell each Mortgage Loan and the Servicing Rights, and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement and the related Term Sheet and to conduct its business as presently conducted. The Company has duly authorized the execution, delivery and performance of this Agreement and any agreements contemplated hereby, has duly executed and delivered this Agreement, and any agreements contemplated hereby, and this Agreement and the related Term Sheet, assuming due authorization, execution and delivery by the Purchaser, and each Assignment of Mortgage and any agreements contemplated hereby, constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms and all requisite corporate action has been taken by the Company to make this Agreement and all agreements contemplated hereby valid and binding upon the Company in accordance with their terms;

            (iii) Neither the execution and delivery of this Agreement or the related Term Sheet by the Company, nor the origination or purchase of the Mortgage Loans by the Company, the sale of the Mortgage Loans or the Servicing Rights to the Purchaser, the consummation of the transactions contemplated hereby, or the performance of or compliance with the terms and conditions of this Agreement or the related Term Sheet will conflict with any of the terms, conditions or provisions of the Company's articles of incorporation or by-laws, or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Company is a party or which may be applicable to the Company or its assets, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Company or its properties are subject, or impair the ability of the Purchaser to realize on the Mortgage Loans;

            (iv) The Company is not in violation of, and the execution and delivery of this Agreement or the related Term Sheet by the Company and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Company or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Company or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

            (v) The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement or the related Term Sheet. The Company is solvent and the sale of the Mortgage Loans and the Servicing Rights will not cause the Company to become insolvent. The sale of the Mortgage Loans and Servicing Rights is not undertaken with the intent to hinder, delay or defraud any of the Company's creditors;

            (vi) The Company is properly qualified to service the Mortgage Loans and has been servicing the Mortgage Loans prior to the related Closing Date;

            (vii) Immediately prior to the payment of the related Purchase Price for each Mortgage Loan and the Servicing Rights thereto, the Company was the owner of the related Mortgage and the indebtedness evidenced by the related Mortgage Note and the related Servicing Rights and upon the payment of the related Purchase Price by the

      Purchaser, in the event that the Company retains record title, the Company shall retain such record title to each Mortgage, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the Purchaser as the owner thereof and only for the purpose of interim servicing and supervising the interim servicing of each Mortgage Loan;

            (viii) There are no actions or proceedings against, or, to Company's knowledge, investigations of, the Company before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement or the related Term Sheet, (B) seeking to prevent the sale of the Mortgage Loans, the sale of the Servicing Rights or the consummation of the transactions contemplated by this Agreement, (C) that might prohibit or materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement or (D) that is reasonably likely to have a material adverse effect on the financial condition of the Company. There is no action, suit, proceeding or investigation pending against the Company with respect to the Mortgage Loans relating to fraud, predatory lending, servicing or closing practices;

            (ix) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of, or compliance by the Company with, this Agreement or the sale of the Mortgage Loans and Servicing Rights and delivery of the Mortgage Files to the Purchaser or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the related Closing Date;

            (x) The consummation of the transactions contemplated by this Agreement and the related Term Sheet are in the ordinary course of business of the Company, and the transfer, assignment and conveyance of the Mortgage Notes, the Mortgages and/or the Servicing Rights by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

            (xi) In the opinion of Company, the consideration received by Company upon the sale of the Mortgage Loans and the Servicing Rights to Purchaser under this Agreement and the related Term Sheet constitutes fair consideration for the Mortgage Loans and Servicing Rights under current market conditions. The Company will treat the sale of the Mortgage Loans and the Servicing Rights to the Purchaser as a sale for reporting and accounting purposes and, to the extent appropriate, for federal income tax purposes;

            (xii) The Company has delivered to the Purchaser financial statements for its last two complete fiscal years. All such financial information fairly presents the pertinent results of operations and financial position for the period identified and has been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto. There has been no change in the business, operations, financial condition, properties or assets of the Company since the date of the Company's financial information that would have a material adverse effect on its ability to perform its obligations under this Agreement and the related Term Sheet;

            (xiii) The Company has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the Servicing Rights; and

            (xiv) Insured Depository Institution Representations. The Company is an "insured depository institution" as that term is defined in Section 1813(c)(2) of Title 12 of the United States Code, as amended, and accordingly, the Company makes the following additional representations and warranties:

            (xv) This Agreement between the Purchaser and the Company conforms to all applicable statutory and regulatory requirements; and

            (xvi) This Agreement is (1) executed contemporaneously with the agreement reached by the Purchaser and the Company, (2) approved by a specific corporate or banking association resolution by the Company's board of directors, which approval shall be reflected in the minutes of said board, and (3) an official record of the Company. A copy of such resolution, certified by a vice president or higher officer of the Company has been provided to the Purchaser.

            Subsection 7.02. Representations and Warranties Regarding Individual Mortgage Loans. The Company hereby represents and warrants to the Purchaser, its successors and assigns and the Servicing Rights Owner, with respect to each Mortgage Loan, as of the related Closing Date or such other date specified herein:

            (i) The information set forth in the related Mortgage Loan Schedule is complete, true and correct;

            (ii) No payment under any Mortgage Loan is delinquent as of the related Closing Date nor has any scheduled payment been delinquent for more than thirty (30) days at any time prior to the related Closing Date. The Mortgage Loan has not been dishonored. There are no material defaults under the terms of the Mortgage Loan. Each Mortgage Loan has a monthly Due Date of the first day of each month. For purposes of this paragraph, a Mortgage Loan will be deemed delinquent if any payment due thereunder was not paid by the Mortgagor in the month such payment was due;

            (iii) There is no valid offset, right of rescission, defense or counterclaim of any obligor under any Mortgage Note, Mortgage or Proprietary Lease, if applicable, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note, and any applicable right of rescission has expired, nor will the operation of any of the terms of such Mortgage Note or Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, recoupment, counterclaim or defense, including, without limitation, the defense of usury, and no such right of rescission, set-off, recoupment, counterclaim or defense has been asserted with respect thereto. No

      Mortgage Loan is subject to any pending bankruptcy, insolvency, reorganization or moratorium;

            (iv) There are no mechanics' liens or similar liens or claims for work, labor or material affecting any Mortgaged Property which have been filed (and no rights are outstanding that under law could give rise to such liens), which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in clause (ix) below;

            (v) As of the date of origination of the Mortgage Loan, there was no damage to any Mortgaged Property. At origination of the Mortgage Loan there was not any proceeding pending for the total or partial condemnation of the Mortgaged Property. The Company has not received notification that any such proceedings are scheduled to commence at a future date.

            (vi) Each Mortgage is a valid, subsisting, enforceable and perfected first or second lien, as applicable, on the Mortgaged Property securing the related Mortgage Note, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance subject to principles of equity, bankruptcy, insolvency and other laws of general application affecting the rights of creditors. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Each Mortgaged Property is owned by the Mortgagor in fee simple and is free and clear of all adverse claims, encumbrances and liens having priority over the first or second lien, as applicable, of the Mortgage, subject only to (1) the lien of nondelinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally and specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan or referred to in the lender's title insurance policy delivered to the originator of the related Mortgage Loan, (3) other matters to which like properties are commonly subject which do not individually or in the aggregate materially interfere with the benefits of the security intended to be provided by such Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property and
      (4) with respect to each Second Lien Mortgage Loan, a prior mortgage lien on the Mortgaged Property. Except with respect to each Co-op Loan, any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting enforceable, and perfected (a) with respect to first lien Mortgage Loans, first lien and first priority security interest, and (b) with respect to Second Lien Mortgage Loans, first lien and first priority security interest, in each case, on the property described therein, and immediately prior to the sale of such Mortgage Loan to the Purchaser pursuant to this Agreement and the related Term Sheet, the Company had full right to sell and assign the same to the Purchaser;

            (vii) Each Mortgage Loan complies with, and the Company has complied with, applicable local, state and federal laws, regulations and other requirements including, without limitation, usury, equal credit opportunity, real estate settlement procedures, the Federal Truth-In-Lending Act, consumer credit protection, all applicable predatory, abusive and fair lending laws, all applicable unfair and deceptive practices laws and disclosure laws, including, without limitation, any provisions relating to prepayment penalties, and the consummation of the transactions contemplated hereby, including without limitation, the receipt of interest by the owner of such Mortgage Loan, will not involve the violation of any such laws, rules or regulations. Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws. Each Mortgage Loan is being (and has been) serviced in accordance with Accepted Servicing Practices and applicable state and federal laws, including, without limitation, the Federal Truth-In-Lending Act and other consumer protection laws, real estate settlement procedures, usury, equal credit opportunity and disclosure laws. This representation and warranty is a Deemed Material Breach Representation;

            (viii) Neither the Company nor any prior holder of any Mortgage Loan has impaired, waived, altered or modified the Mortgage, the Mortgage Note or the assignment of Proprietary Lease, if applicable (except that a Mortgage Loan may have been modified by a written instrument (a copy of which is in the Mortgage File and the terms of which are reflected on the Mortgage Loan Schedule) which has been recorded, if necessary to protect the interests of the owner of such Mortgage Loan; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Mortgage Insurance Policy and title insurance policy, to the extent required by the related policies); satisfied, canceled, rescinded or subordinated such Mortgage in whole or in part; released the applicable Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of cancellation, rescission or satisfaction with respect thereto. No instrument of release or waiver has been executed in connection with any Mortgage Loan, and no Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan. No Mortgage Loan has been modified so as to restructure the payment obligations or re-age the Mortgage Loan;

            (ix) Except with respect to each Co-op Loan, each Mortgage Loan is covered by an ALTA lender's title insurance policy or equivalent form of policy or insurance acceptable to Fannie Mae or Freddie Mac in a form acceptable to, and issued by a title insurer acceptable to, Fannie Mae or Freddie Mac, together with all applicable ALTA endorsements, including without limitation, an adjustable rate mortgage loan endorsement, if applicable, a condominium endorsement, a planned unit development endorsement, an extended coverage endorsement, and an 8.1 ALTA or equivalent environmental endorsement, insuring the Company, its successors and assigns, as to the first or second lien priority of the Mortgage, as applicable (subject to the exceptions contained in (vi) (1), (2), (3) and (4) above), in an amount at least equal to the original principal balance of each such Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment. Each title insurance policy affirmatively insures ingress and egress and insures against encroachments by or upon the Mortgaged Property and each such policy was issued on the date of the origination of each related Mortgage Loan by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located. The Company, its successors and assigns, are the sole insured of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Company's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. Where required by law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Company, nor any Mortgagor, has done, by act or omission, anything which would materially impair the coverage of such lender's title insurance policy;

            (x) All of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property (and wholly within the project with respect to a condominium unit), and no improvements on adjoining properties encroach upon the Mortgaged Property;

            (xi) No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation, subdivision law or ordinance. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, and the Mortgaged Property is lawfully occupied under applicable law;

            (xii) Each Mortgage Note and the applicable Mortgage are original and genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws relating to creditors' rights generally or by equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) and the Company has taken all action necessary to transfer such rights of enforceability to the Purchaser. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by such parties. The Mortgage Loan Documents are on forms acceptable to Fannie Mae or Freddie Mac. Either the Mortgagor or the guarantor of a Mortgage Loan is a natural person;

            (xiii) The proceeds of the Mortgage Loan have been fully disbursed; there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursement of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loan were paid and the Mortgagor is not entitled to any refund of amounts paid or due under the Mortgage Note or Mortgage;

            (xiv) Each Mortgage contains customary and enforceable provisions that render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure or if applicable, non-judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the property. There is no homestead or other exemption available to the Mortgagor which would interfere with such right to foreclose;

            (xv) With respect to each Mortgage constituting a deed of trust, either a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage or if no duly qualified trustee has been properly designated and so serves, the Mortgage contains satisfactory provisions for the appointment of such trustee by the holder of the Mortgage at no cost or expense to such holder, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

            (xvi) There are no defaults by Company in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents or other outstanding charges affecting the Mortgaged Property which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable. With respect to each Co-op Loan, there is no default in complying with the terms of the Mortgage Note, the assignment of Proprietary Lease and the Proprietary Lease and all maintenance charges and assessments (including assessments payable in the future installments, which previously became due and owing) have been paid, and the Sellers have the right under the terms of the Mortgage Loan Documents, to pay any maintenance charges or assessments owed by the Mortgagor. There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deficits or payments of other charges or payments due the Company have been capitalized under the Mortgage or the applicable Mortgage Note;

            (xvii) The Mortgage Note is not and has not been secured by any collateral, pledged account or other security other than the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to above and such collateral does not serve as security for any other obligation and no Mortgage Loan is secured by more than one Mortgaged Property;

            (xviii) The buildings and improvements upon each Mortgaged Property are insured by a Qualified Insurer pursuant to a standard, valid and existing hazard insurance policy acceptable to Fannie Mae or Freddie Mac which policy insures against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides or Freddie Mac Guide representing coverage in an amount not less than the lesser of (A) the maximum insurable value of the improvements securing such Mortgage Loan and (B) the outstanding principal balance of the related Mortgage Loan, but in no event an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co-insurer thereunder. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration (which policy conforms to Fannie Mae or Freddie Mac requirements) is in effect with respect to such Mortgaged Property with a Qualified Insurer in an amount representing coverage not less than the least of (A) the outstanding Stated Principal Balance of the Mortgage Loan, (B) the maximum insurable value of the improvements securing such Mortgage Loan or (C) the maximum amount of insurance that is available under federal law. All individual insurance policies contain a standard mortgagee clause naming the Company or the original holder of the Mortgage, and its successors in interest, as loss payee, and all of the premiums due and payable thereon have been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. Neither the Company (nor any prior originator or servicer of any of the Mortgage Loans) nor any Mortgagor has engaged in any act or omission which has impaired or would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either; All such insurance policies contain a clause that the insurer will notify the named mortgagee at least ten (10) days prior to any reduction in coverage or cancellation of the policy;

            (xix) There is no default, breach or event of acceleration existing under the Mortgage or the applicable Mortgage Note; and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and none of (i) the Company and any of its affiliates (ii) any servicer or subservicer and (iii) any prior mortgagee, of any Mortgage Loan has waived any default, breach or event of acceleration; no foreclosure action is threatened or has been commenced with respect to the Mortgage Loan, and, if the Mortgage Loan is a Co-op Loan, no foreclosure action or private or public sale under the Uniform Commercial Code has ever to the knowledge of the Sellers, been threatened or commenced with respect to the Co-op Loan;];

            (xx) The Company has caused or will cause to be performed any and all acts required to preserve the rights and remedies of the Purchaser in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of the Purchaser;

            (xxi) The Company has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

            (xxii) The Mortgage File contains an appraisal of the Mortgaged Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, approved by the Company, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated and conforms to the underwriting requirements of the Company. The appraisal is in a form acceptable to Fannie Mae or Freddie Mac and was made by a Qualified Appraiser. With respect to each appraisal with respect to a Mortgaged Property consisting of more than ten acres of property (a) such appraisal shall consider no more than 10 acres for purposes of valuation, (b) such appraisal shall include a map or diagram of the portion of the property considered for valuation purposes, and (c) such appraisal shall include a statement that all acreage was reviewed on foot and no non-residential use or hazardous conditions were noted.

            (xxiii) The Mortgaged Property is located in the state identified in the related Mortgage Loan Schedule and consists of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, that any mobile home (double wide only) or manufactured dwelling shall conform with the applicable Fannie Mae and Freddie Mac requirements regarding such dwellings and that no Mortgage Loan is secured by a single parcel of real property with a log home or a mobile home erected thereon or other unique property types. As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and since the date of origination, no portion of the Mortgaged Property has been used for commercial purposes; provided, that Mortgaged Properties which contain a home office shall not be considered as being used for commercial purposes as long as the Mortgaged Property has not been altered for commercial purposes and is not storing any chemicals or raw materials other than those commonly used for homeowner repair, maintenance and/or household purposes. With respect to any Mortgage Loan secured by a Mortgaged Property improved by manufactured housing, (i) the related manufactured housing unit is permanently affixed to the land, (ii) the related manufactured housing unit and the related land are subject to a Mortgage properly filed in the appropriate public recording office and naming the Seller as mortgagee, (iii) the related Mortgaged Property is not located in the state of New Jersey and (iv) as of the origination date of the related Mortgage Loan, the related manufactured housing unit that secures such Mortgage Loan either: (x) was the principal residence of the Mortgagor or (y) was classified as real property under applicable state law. This representation and warranty is a Deemed Material Breach Representation;

            (xxiv) Except for any Option Arm Mortgage Loans, none of the Mortgage Loans provide for deferred interest or negative amortization. None of the Mortgage Loans are simple interest Mortgage Loans; No Mortgaged Property is a timeshare;

            (xxv) No Mortgage Loan contains any provisions currently in effect which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment Mortgage Loan. Any Mortgage Loan containing a "balloon" feature is marked as such on the related Mortgage Loan Schedule. No Mortgage Loan is a balloon mortgage loan that has an original stated maturity of less than seven (7) years;

            (xxvi) Company is the sole owner of record and is the holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note and the related Servicing Rights thereto (and with respect to any Co-op Loan, the sole owner of the related assignment of Proprietary Lease). Upon the sale of the Mortgage Loan to the Purchaser, and prior to the transfer of Servicing Rights to the Purchaser, the Company will retain the Mortgage File or any part thereof with respect thereto not delivered to the Purchaser or if requested by the Purchaser, it's designee, in trust only for the purpose of servicing and supervising the servicing of the Mortgage Loan. Immediately prior to the transfer and assignment to the Purchaser, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment sale or pledge to any person other than Purchaser and the Company had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement and the related Term Sheet and following the sale of the Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Company intends to relinquish all rights to possess, control and monitor the Mortgage Loan, except for the purposes of interim servicing the Mortgage Loan as set forth in this Agreement. After the related Closing Date, the Company will not have any right to modify or alter the terms of the sale of the Mortgage Loan and the Company will not have any obligation or right to repurchase the Mortgage Loan or substitute another Mortgage Loan, except as provided in this Agreement or the related Term Sheet, or as otherwise agreed to by the Company and the Purchaser. The Company acquired any right, title and interest in and to the Mortgage Loans in good faith and without notice of any adverse claim;

            (xxvii) The Mortgage Note is payable on the first day of each month. Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with the Mortgage Loan. Monthly payments of interest are calculated on the basis of a year comprised of twelve 30-day months;

            (xxviii) The Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder, at the option of the mortgagee and such provision is enforceable;

            (xxix) Each of the Mortgage and the Assignment of Mortgage (for each Mortgage Loan that is not a MERS Mortgage Loan) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

            (xxx) The Mortgagor has not notified the Company, and the Company has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers' Civil Relief Act;

            (xxxi) There exists no violation of any local, state, or federal environmental law, rule or regulation with respect to the Mortgaged Property which violation has or could have a material adverse effect on the market value of such Mortgaged Property. The Company has no knowledge of any pending action or proceeding directly involving the related Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to the use and enjoyment of such Mortgaged Property;

            (xxxii) For each Mortgage Loan, the related Mortgage File is complete and contains a true, accurate and correct copy of each of the documents and instruments specified to be included therein;

            (xxxiii) Each Mortgage Note, each Mortgage, each Assignment of Mortgage and any other documents required pursuant to this Agreement to be delivered by the Company hereunder has been delivered to the Purchaser or its agent;

            (xxxiv) No Mortgage Loan was originated based on an appraisal of the related Mortgaged Property made prior to completion of construction of the improvements thereon. No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

            (xxxv) The Company used no selection procedures that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans in the Company's portfolio. No statement, tape, diskette, form, report or other document furnished or to be furnished by Company pursuant to this Agreement or the related Term Sheet or in connection with the transactions contemplated hereby contains or will contain any statement that is or will be inaccurate or misleading in any material respect or omits to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading;

            (xxxvi) No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Company or the Mortgagor or any other party, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination or servicing of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan; no predatory or deceptive lending practices, including, without limitation, the extension of credit without regard to the ability of the borrower to repay and the extension of credit which has no apparent benefit to the borrower, were employed in the origination of the Mortgage Loan;

            (xxxvii) The Mortgagor has received and has executed, where applicable, prior to origination of the Mortgage Loan, all disclosure and rescission materials required by applicable law with respect to the making of the Mortgage Loan;

            (xxxviii) Each Mortgage Loan was originated by or for the Company pursuant to, and conforms with, the Company's underwriting guidelines attached as Exhibit 9 hereto;

            (xxxix) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable, and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act. No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994 and no Mortgage Loan is in violation of any comparable state or local law. The Mortgaged Property is not located in a jurisdiction where a breach of this representation with respect to the related Mortgage Loan may result in additional assignee liability to the Purchaser, as determined by Purchaser in its reasonable discretion. No predatory or deceptive lending practices, including, without limitation, the extension of credit without regard to the ability of the Mortgagor to repay and the extension of credit which has no apparent benefit to the Mortgagor, were employed in the origination of the Mortgage Loan. This representation and warranty is a Deemed Material Breach Representation;

            (xl) All Mortgage Loans originated in New Jersey comply with the Purchaser's standards for purchasing New Jersey mortgage loans, set forth on Exhibit 11 hereto;

            (xli) [Reserved];

            (xlii) [Reserved];

            (xliii) The Mortgage Loan is not subject to any outstanding litigation for fraud, origination, predatory lending, servicing or closing practices;

            (xliv) [Reserved];

            (xlv) The Mortgage Loans were originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

            (xlvi) Each Mortgage Loan has been serviced in all material respects in strict compliance with Accepted Servicing Practices and the Interim Servicer has reported the Mortgagor credit files to each of the three credit repositories in a timely manner;

            (xlvii) As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by the Company to the

      Purchaser, that Company has full right and authority and is not precluded by law or contract from furnishing such information to the Purchaser and the Purchaser is not precluded by the terms of the Mortgage Loan Documents from furnishing the same to any subsequent or prospective purchaser of such Mortgage. The Company shall hold the Purchaser harmless from any and all damages, losses, costs and expenses (including attorney's fees) arising from disclosure of credit information in connection with the Purchaser's secondary marketing operations and the purchase and sale of mortgages. The Company has in its capacity as servicer, for each Mortgage Loan, fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis. This representation and warranty is a Deemed Material Breach Representation;

            (xlviii) With respect to each Mortgage Loan for which the related Mortgage Loan Schedule indicates there is a prepayment penalty feature (a "Prepayment Penalty Mortgage Loan"), the Prepayment Penalty Mortgage Loan is subject to a prepayment penalty as provided in the related Mortgage Note. With respect to each Prepayment Penalty Mortgage Loan, each such prepayment penalty is enforceable and will be enforced by the Company for the benefit of the Purchaser, and each prepayment penalty is permitted pursuant to federal, state and local law. Each such prepayment penalty is in an amount not more than the maximum amount permitted under applicable law and no such prepayment penalty may be imposed for a term in excess of five (5) years. With respect to any Mortgage Loan that contains a provision permitting imposition of a penalty upon a prepayment prior to maturity: (i) prior to the Mortgage Loan provides some benefit to the Mortgagor (e.g. a rate or fee reduction) in exchange for accepting such prepayment penalty (ii) the Seller provides the Mortgage Loan's originator with the option of offering the Mortgagor a mortgage loan that did not require payment of such a penalty and (iii) the prepayment penalty is adequately disclosed to the Mortgagor in the mortgage loan documents pursuant to applicable state, local and federal law. This representation and warranty is a Deemed Material Breach Representation;

            (xlix) The LTV of the Mortgage Loan either is not more than 80% or the excess over 75% of the Appraised Value is and will be insured as to payment defaults by a PMI Policy until the LTV of such Mortgage Loan is reduced to 80%. All provisions of such PMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a PMI Policy (other than a lender paid PMI Policy) obligates the Mortgagor thereunder to maintain the PMI Policy and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loans as set forth on the Mortgage Loan Schedule accurately reflects the Mortgage Interest Rate of the Mortgage Loans, net of any such insurance premium;

            (l) The Company represents and warrants to the Purchaser that as of the related Closing Date or as of such date specifically provided herein:

                  (1) [Reserved];

                  (2) [Reserved];

                  (3) The borrower was not encouraged or required to select a
            Mortgage Loan product offered by the Mortgage Loan's originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan's origination, such borrower did not qualify taking into account such facts as, without limitation, the Mortgage Loan's requirements and the Mortgagor's credit history, income, assets, and liabilities and debt-to-income ratios for a lower-cost credit product then offered by the Mortgage Loan's originator or any affiliate of the Mortgage Loan's originator. If, at the time of loan application, the borrower may have qualified for a lower-cost credit product then offered by any mortgage lending affiliate of the Mortgage Loan's originator, the Mortgage Loan's originator referred the borrower's application to such affiliate for underwriting consideration. The Mortgage Loan originator offered the Mortgagor the lowest priced product the Mortgagor qualified for, taking into consideration the loan type requested by the Mortgagor. This representation and warranty is a Deemed Material Breach Representation;

                  (4) The methodology used in underwriting the extension of
            credit for each Mortgage Loan does not solely rely on the extent of the borrower's equity in the collateral as the principal determining factor in approving such extension of credit. The methodology employed objective criteria that related such facts as, without limitation, the Mortgagor's credit history, income, assets or liabilities, to the proposed mortgage payment and, based on such methodology and/or other criteria permitted in the applicable Underwriting Guidelines, the Mortgage Loan's originator made a reasonable determination that at the time of origination the Mortgagor had the ability to make timely payments on the Mortgage Loan. Such underwriting methodology confirmed that at the time of origination (application/approval) the borrower had a reasonable ability to make timely payments on the Mortgage Loan. This representation and warranty is a Deemed Material Breach Representation;

                  (5) With respect to any Mortgage Loan that contains a
            provision permitting imposition of a premium upon a prepayment prior to maturity: (i) prior to the loan's origination, the borrower agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to the loan's origination, the borrower was offered the option of obtaining a mortgage loan that did not require payment of such a premium, (iii) the prepayment premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law, and (iv) notwithstanding any state or federal law to the contrary, the Company shall not impose such prepayment premium in any instance when the mortgage debt is accelerated as the result of the borrower's default in making the loan payments. This representation and warranty is a Deemed Material Breach Representation;

                  (6) In connection with the origination of any Mortgage Loan, no proceeds from any Mortgage Loan were used to finance or acquire a single-premium credit life insurance policy. No borrower was required to purchase any single-premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit. No borrower obtained a prepaid single-premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, mortgage, or health insurance) in connection with the origination of the Mortgage Loan; no proceeds from any Mortgage Loan were used to purchase single-premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan. This representation and warranty is a Deemed Material Breach Representation;

                  (7) No borrower was charged "points and fees" (whether or not financed) in an amount greater than (i) $1,000, or (ii) 5% of the principal amount of such Mortgage Loan, whichever is greater. For purposes of this representation, such 5% limitation is calculated in accordance with Fannie Mae's anti-predatory lending requirements as set forth in the Fannie Mae Guides and "points and fees," attached as an exhibit to the related Term Sheet, (x) include origination, underwriting, broker and finder fees and charges that the mortgagee imposed as a condition of making the Mortgage Loan, whether they are paid to the mortgagee or a third party, and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the Mortgage Loan (such as attorneys' fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections), the cost of mortgage insurance or credit-risk price adjustments, the costs of title, hazard, and flood insurance policies, state and local transfer taxes or fees, escrow deposits for the future payment of taxes and insurance premiums, and other miscellaneous fees and charges that, in total, do not exceed 0.25% of the principal amount of such Mortgage Loan. This representation and warranty is a Deemed Material Breach Representation;

                  (8) All fees and charges (including finance charges) and
            whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan has been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation. This representation and warranty is a Deemed Material Breach Representation; and

                  (9) The Company will transmit full-file credit reporting data for each Mortgage Loan and that for each Mortgage Loan the Company agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off. This representation and warranty is a Deemed Material Breach Representation.

            (li) The gross proceeds of the related Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having, an Appraised Value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by
      (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only real property collateral for such Mortgage Loan (other than a recourse feature or other third party credit enhancement). This representation and warranty is a Deemed Material Breach Representation.

            (lii) With respect to any Mortgage Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction. This representation and warranty is a Deemed Material Breach Representation; and

            (liii) With respect to each Second Lien Mortgage Loan: (1) the related first lien Mortgage Loan does not permit negative amortization;
      (2) where required or customary in the jurisdiction in which the Mortgaged Property is located, the original lender has filed for record a request for notice of any action by the related senior lienholder, and the Company has notified such second lienholder in writing of the existence of the Second Lien Mortgage Loan and requested notification of any action to be taken against the Mortgagor by such senior lienholder; either (a) no consent for the Second Lien Mortgage Loan is required by the holder of the related first lien Mortgage Loan or (b) such consent has been obtained and is contained in the related Mortgage File; (3) to the best of Company's knowledge, the related first lien Mortgage Loan is in full force and effect, and there is no default, lien, breach, violation or event which would permit acceleration existing under such first lien Mortgage Loan or Mortgage Note, and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration under such first lien Mortgage Loan; (4) the related first lien Mortgage contains a provision which provide for giving notice of default or breach to the mortgagee under the Mortgage Loan and allows such mortgagee to cure any default under the related first lien Mortgage; and (5) the related Mortgaged Property was the borrower's principal residence. This representation and warranty is a Deemed Material Breach Representation.

            (liv) With respect to each Co-op Loan, the related Mortgage is a valid, enforceable and subsisting first or second security interest on the related Cooperative Shares securing the related cooperative note, subject only to (a) liens of the Cooperative for unpaid assessments representing the Mortgagor's pro rata share of the Cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement. There are no liens against or security interest in the cooperative shares relating to each Co-op Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Co-op Loan), which have priority over the Seller's security interest in such Cooperative Shares;

            (lv) With respect to each Co-op Loan, a search for filings of financing statements has been made by a company competent to make the same, which company is acceptable to Fannie Mae and qualified to do business in the jurisdiction where the cooperative unit is located, and such search has not found anything which would materially and adversely affect the Co-op Loan;

            (lvi) With respect to each Co-op Loan, the related cooperative that owns title to the related Cooperative Apartment building is a "cooperative housing corporation" within the meaning of Section 216 of the Code, and is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property;

            (lvii) With respect to each Co-op Loan, there is no prohibition against pledging the shares of the Cooperative or assigning the Co-op Lease;

            (lviii) With respect to each Option ARM Mortgage Loan, (a) the Seller (or a servicer on its behalf) either did not provide different payment options after a "teaser period" or, if different payment options were provided, applied each payment received under the Option ARM Mortgage Loan correctly in accordance with Accepted Servicing Practices,
      (b) unless otherwise set forth on the Mortgage Loan Schedule, the Option ARM Mortgage Loan has no negative amortization as of the Closing Date and
      (c) such Option ARM Mortgage Loans were serviced in accordance with Accepted Servicing Practices and all payment histories are set forth on the Mortgage Loan Schedule that would be required to service the Option ARM Mortgage Loans after the Closing Date in accordance with Accepted Servicing Practices.

            Subsection 7.03. Remedies for Breach of Representations and Warranties; Post-Closing Due Diligence. It is understood and agreed that the covenants, representations and warranties of Company set forth in this Agreement and the related Term Sheet shall survive the sale of the Mortgage Loans and the Servicing Rights to the Purchaser and shall inure to the benefit of the Purchaser, its successors and assigns and the Servicing Rights Owner for a period of ten (10) years after the applicable Closing Date, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or lack of examination of any Mortgage File. Upon discovery by either the Company or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans (or the Servicing Rights) or the interest of the Purchaser therein (or which materially and adversely affects the value of a Mortgage Loan (or related Servicing Rights) or the interests of the Purchaser in the related Mortgage Loan (including the Servicing Rights thereon)) in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other.

            Within sixty (60) days after the earlier of either discovery by or notice to the Company of any breach of a representation or warranty which materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans, or the interest of the Purchaser therein, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Company shall, at the Purchaser's or Servicing Right's Owner's option, repurchase such Mortgage Loan (including the related Servicing Rights) at the Repurchase Price. Notwithstanding the above sentence, any breach of a Deemed Material Breach Representation shall automatically be deemed to materially and adversely affect the value of the Mortgage Loan and the interest of the Purchaser therein. Any repurchase of a Mortgage Loan or Mortgage Loans (including the corresponding Servicing Rights) pursuant to the foregoing provisions of this Subsection 7.03 shall occur on a date designated by the Purchaser or the Servicing Rights Owner and shall be accomplished by wire transfer of immediately available funds on the repurchase date to an account designated by the Purchaser in writing; provided that the Company is given adequate notice of such information to comply with such instructions.

            If pursuant to the foregoing provisions the Company repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Company shall either (a) cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Company and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (b) cause MERS to designate on the MERS(R) System the Company as the beneficial holder of such Mortgage Loan.

            At the time of repurchase, the Purchaser, the Servicing Rights Owner, as applicable, and the Company shall arrange for the reassignment of the repurchased Mortgage Loan and/or the related Servicing Rights, as applicable, to the Company and the delivery to the Company of any documents held by the Purchaser and/or the Servicing Rights Owner and their respective designees relating to the repurchased Mortgage Loan or Servicing Rights, as applicable. Upon the repurchase of a Mortgage Loan, the Mortgage Loan Schedule shall be amended to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.

            Any cause of action against the Company relating to or arising out of the breach of any representations and warranties made in Subsections 7.01 or
7.02 shall accrue as to any Mortgage Loan or Servicing Rights upon (i) discovery of such breach by the Purchaser or notice thereof by the Company to the Purchaser and Servicing Rights Owner, (ii) failure by the

Company to cure such breach or repurchase such Mortgage Loan and/or Servicing Rights as specified above, and (iii) demand upon the Company by the Purchaser or Servicing Rights Owner for compliance with the relevant provisions of this Agreement.

            In the event that any Mortgage Loan prepays in full on or prior to the date which is thirty days after the related Closing Date occurs, the Company shall pay the Purchaser, within three Business Days of such prepayment in full, (a) with respect to any Mortgage Loan without a prepayment penalty, the difference between the Purchase Price for such Mortgage Loan and the outstanding principal balance of such Mortgage Loan as of the Cut-off Date (the "Premium") and (b) with respect to any Mortgage Loan with a prepayment penalty, the difference between the Premium and the amount of the prepayment penalty collected with respect to the Mortgage Loan.

            SECTION 8. Closing. The closing for the Mortgage Loans shall take place on the related Closing Date. At the Purchaser's option, the closing shall be either by telephone and facsimile, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

            Subsection 8.01. Conditions to Purchaser's Obligations. The obligation of Purchaser to purchase the Mortgage Loans and the Servicing Rights on the related Closing Date is subject to the satisfaction at or prior to the related Closing Date of each of the following conditions (any or all of which may be waived by Purchaser):

            (a) Representations and Warranties Correct. Each of the representations and warranties of Company contained in this Agreement and the related Term Sheet shall be true and correct in all material respects as of the related Closing Date.

            (b) Compliance with Covenants. Company shall have performed and be in compliance with, in all material respects, all of its respective covenants, acts, and obligations to be performed on or prior to the related Closing Date under this Agreement and the related Term Sheet.

            (c) Closing Documents. Company shall have executed and delivered this Agreement and the related Term Sheet and all other Closing Documents and all other documents required to be delivered by Company hereunder.

            (d) Corporate Actions. All corporate, partnership and other acts necessary to authorize the execution, delivery, and performance of this Agreement and the related Term Sheet and the consummation of the transactions contemplated hereunder shall have been taken by Company.

            (e) Mortgage File. The Company shall have delivered to the Purchaser or its designee all of the Mortgage Loan Documents in accordance with
Section 6.03 and a complete Mortgage File with respect to each Mortgage Loan.

            (f) Material Adverse Effect. There is no pending action, suit, proceeding or governmental investigation or inquiry against the Company, which would have a material adverse effect on the business, operations, financial condition, properties or assets of the

Company, the mortgage loans contemplated herein, or would likely impair materially the ability of the Company to perform under the terms of this Agreement.

            Subsection 8.02. Conditions to Company's Obligations. The obligation of Company to sell the Mortgage Loans and the Servicing Rights on the related Closing Date is subject to the satisfaction at or prior to the related Closing Date of each of the following conditions (any or all of which may be waived by Company):

            (a) Purchase Price. The related Purchase Price, plus accrued interest pursuant to Section 4, shall have been delivered to Company by wire transfer of immediately available funds pursuant to Company's reasonable instructions.

            (b) Compliance with Covenants. Purchaser shall have performed and be in compliance with, in all material respects, all of its respective covenants, acts, and obligations to be performed under this Agreement and the related Term Sheet.

            (c) Closing Documents. Purchase shall have executed and delivered this Agreement and the related Term Sheet.

            (d) Corporate Actions. All corporate and other acts necessary to authorize the execution, delivery, and performance of this Agreement and the related Term Sheet and the consummation of the transactions contemplated hereunder shall have been taken by Purchaser.

            SECTION 9. Closing Documents. The Closing Documents for the Mortgage Loans and the Servicing Rights to be purchased on the related Closing Date shall consist of fully executed originals of the following documents:

            1. this Agreement (which shall only be required on the initial Closing Date), in two (2) counterparts;

            2. upon the request of Purchaser, a Custodial Account Letter Agreement in the form attached as Exhibit 3 hereto;

            3. Upon the request of Purchaser, an Escrow Account Letter Agreement in the form attached as Exhibit 4 hereto;

            4. the related Mortgage Loan Schedule, one copy to be attached to the related Term Sheet;

            5.    the related Term Sheet; and

            6. such other documents related to the purchase and sale of the Mortgage Loans and the Servicing Rights as the Purchaser may reasonably request.

            SECTION 10. Costs; Assignments. The Purchaser shall pay any commissions due its salesmen, the expenses of its accountants and attorneys and the expenses and fees of any broker retained by the Purchaser with respect to the transaction covered by this Agreement. All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage

Loans and related Servicing Rights including, without limitation, fees for the preparation of intervening assignments of Mortgage and Assignments of Mortgage, any termination fees owed to Company's document custodian, any costs relating to transfer of the Mortgage File, and other Mortgage Loan records to Purchaser, the costs of delivering complete master file tape information and other electronically stored information to the Purchaser, the costs of notifying the Mortgagors, hazard and flood insurance companies and other third parties as required, the costs of transferring "lifetime" tax service contracts (as described in Section 14.01) to the Purchaser, the costs of transferring "lifetime" flood certification contracts (as described in Section 14.02) to the Purchaser, and the legal fees and expenses of its attorneys shall be paid by the Company.

            SECTION 11. Company's Interim Servicing Obligations. Company, as independent contract servicer, shall service and administer the Mortgage Loans during the related Interim Servicing Period in accordance with the terms and provisions set forth in this Agreement, the related Term Sheet and in the Servicing Addendum attached hereto as Exhibit 5, which Servicing Addendum is incorporated herein by reference. The Company shall not take, or fail to take, any action which would result in the Purchaser's interest in the Mortgage Loans being adversely affected.

            SECTION 12. The Company.

            Subsection 12.01. Indemnification. (a) The Company agrees to indemnify the Purchaser, the Successor Servicer and the Servicing Rights Owner and hold them harmless from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses (including, without limitation, reasonable attorney's fees and expenses) that the Purchaser, the Successor Servicer or the Servicing Rights Owner may sustain in any way related to (i) any act, negligence or omission on the part of the Company or its designees in receiving, processing, funding or servicing any Mortgage Loan prior to the related Servicing Transfer Date or otherwise arising from the transfer of the Servicing Rights provided for in this Agreement; (ii) any negligence, act or omission by Company or its designees to cause the transfer of the Mortgage Loans or Servicing Rights to Purchaser unless such inability is the sole result of any act or omission of the Purchaser; (iii) the failure of the Company to perform in any way its duties and interim service the Mortgage Loans in strict compliance with the terms of this Agreement; and (iv) for breach of any covenant, representation or warranty of the Company contained herein. In addition to the obligations of the Company set forth in this Subsection 12.01(a), the Purchaser, the Successor Servicer and Servicing Rights Owner may pursue any and all remedies otherwise available at law or in equity, including, but not limited to, the right to seek damages. The Company shall immediately notify the Purchaser and Servicing Rights Owner if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the consent of the Purchaser and Servicing Rights Owner and with counsel reasonably satisfactory to the Purchaser and Servicing Rights Owner) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser or Servicing Rights Owner in respect of such claim but failure to so notify the Purchaser and Servicing Rights Owner shall not limit its obligations hereunder. The Company agrees that it will not enter into any settlement of any such claim without the consent of the Purchaser and Servicing Rights Owner, as applicable. The provisions of this

Section 12.01 shall survive termination of this Agreement. For purposes of this paragraph, "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were "Purchasers" under this Agreement and "Successor Servicer" shall mean the Person then acting as the Successor Servicer under this Agreement and any and all Persons who previously were "Successor Servicers" under this Agreement. Upon the request of the Purchaser, the Company hereby agrees to execute a recognition agreement recognizing the servicer designated by the Purchaser therein as the Successor Servicer.

            (b) The Purchaser agrees to indemnify the Company and hold it harmless from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses (including, without limitation, reasonable attorney's fees and expenses) that the Company may sustain in any way related to (i) the breach of any covenant, representation or warranty of the Purchaser contained herein; (ii) any negligence, act or omission on the part of Purchaser or its designees in receiving, processing, funding or servicing any Mortgage Loan after the Servicing Transfer Date; and (iii) any negligence, act or omission of the Purchaser or its designees to cause the transfer of the Mortgage Loans or the Servicing Rights unless such inability is the sole result of any act or omission of the Company. In addition to the obligations of the Purchaser set forth in this Subsection 12.01(b), the Company may pursue any and all remedies otherwise available at law or in equity, including, but not limited to, the right to seek damages. The Purchaser shall immediately notify the Company if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the consent of the Company and with counsel reasonably satisfactory to the Company) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Company in respect of such claim but failure to so notify the Company shall not limit its obligations hereunder. The Purchaser agrees that it will not enter into any settlement of any such claim without the consent of the Company. The provisions of this Section 12.01 shall survive termination of this Agreement.

            Subsection 12.02. Merger or Consolidation of the Company. The Company shall keep in full force and effect its existence, rights and franchises as a national association under the laws of its formation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans, and to enable the Company to perform its duties under this Agreement.

            Any Person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall satisfy any requirements of
Section 15 with respect to the qualifications of a successor to the Company.

            Subsection 12.03. Limitation on Liability of the Company and Others. Neither the Company nor any of the officers, employees or agents of the Company shall be under any liability to the Purchaser for any action taken, or for refraining from the taking of any action, in good faith in connection with the interim servicing of the Mortgage Loans pursuant to this Agreement, or for errors in judgment in connection with the interim servicing of the Mortgage Loans; provided, however, that this provision shall not protect the Company or any such person against any breach of warranties or representations made herein, or failure to perform its obligations materially in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Company and any officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its obligation to sell, or duty to interim service, the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that the Company may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser shall be liable, the Company shall be entitled to reimbursement therefor from the Purchaser upon written demand except when such expenses, costs and liabilities are subject to the Company's indemnification under Subsections 7.03 or 12.01.

            Subsection 12.04. Company Not to Resign. The Company shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Company and the Purchaser or upon the determination that its servicing duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company in which event the Company may resign as interim servicer. Any such determination permitting the resignation of the Company as interim servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance reasonably acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Company's responsibilities and obligations hereunder in the manner provided in Section 15.

            Subsection 12.05. No Transfer of Servicing. With respect to the retention of the Company to service the Mortgage Loans during the Interim Servicing Period, the Company acknowledges that the Purchaser has acted in reliance upon the Company's independent status, the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section, during the Interim Servicing Period, the Company shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Purchaser, which consent will not be unreasonably withheld.

            SECTION 13. Default.

            Subsection 13.01. Events of Default. In case one or more of the following Events of Default by the Company shall occur and be continuing, that is to say:

            (i) any failure by the Company to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date in which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser or the Servicing Rights Owner; or

            (ii) failure on the part of the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement or the related Term Sheet which continues unremedied for a period of thirty (30) days (except that such number of days shall be fifteen (15) in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or

            (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

            (iv) the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of, or relating to, the Company or of, or relating to, all or substantially all of its property; or

            (v) the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (vi) failure by the Company to be in compliance with the "doing business" or licensing laws of any jurisdiction where a Mortgaged Property is located; or

            (vii) the Company ceases to be approved by Fannie Mae or Freddie Mac as a mortgage loan servicer for more than thirty days; or

            (viii) the Company attempts to assign, sell, pledge or hypothecate its right to servicing compensation hereunder.

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Company may, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Company as interim servicer under this Agreement. On or after the receipt by the Company of such written notice, all authority and power of the Company to interim service the Mortgage Loans under this Agreement shall on the date set forth in such notice pass to and be vested in the successor appointed pursuant to Section 15.

            If any of the Mortgage Loans are MERS Mortgage Loans, in connection with the termination or resignation (as described in Subsection 12.04) of the Company hereunder, either (i) the successor to the Company shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the predecessor Company shall cooperate with the successor either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Purchaser and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor or (y) in causing MERS to designate on the MERS(R) System the successor as the servicer of such Mortgage Loan.

            Subsection 13.02. Waiver of Defaults. The Purchaser may waive any default by the Company in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

            SECTION 14. Termination; Servicing Transfer. With respect to a Mortgage Loan, the respective obligations and responsibilities of the Company, as interim servicer, shall terminate at the expiration of the related Interim Servicing Period unless earlier terminated in accordance with the terms of this Agreement or the related Term Sheet, without the payment of any termination fee. Upon request from the Purchaser in connection with any such termination, the Company shall prepare, execute and deliver, any and all documents and other instruments, place in the Purchaser's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, to prepare notices to the mortgagors and related insurance companies, or otherwise, at the Company's sole expense. The Company agrees to cooperate with the Purchaser and such successor in effecting the termination of the Company's responsibilities and rights hereunder as interim servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans. The Company shall follow the servicing transfer instructions of the Purchaser contained herein and attached hereto as Exhibit 7 with respect to servicing transfer procedures. Company and Purchaser will each, at the request of the other, execute and deliver to each other all such documents that either may reasonably request in order to perfect the transfer, assignment and delivery to Purchaser of the Servicing Rights to be sold, transferred, assigned and delivered as of the consummation of this Agreement. The Company shall not be entitled to any transfer fee.

            Subsection 14.01. Obligations of the Company Prior to the Servicing Transfer Date. The Company shall take, or cause to be taken, the following actions with respect to the Mortgage Loans prior to the related Servicing Transfer Date (or within such time as may otherwise be specified below) in order to effect the transfer of the Servicing Rights to the Purchaser on the related Servicing Transfer Date:

            (a) Preliminary Test Tape. On or prior to the related Closing Date, the Company shall forward to the Purchaser a preliminary test tape (including master file, escrow file, payee file, ARM master file, ARM history, all HMDA data required by the Agencies, etc.) containing all of the Mortgage Loans as of the date mutually agreed upon by the Company and the Purchaser. The preliminary test tape shall include all field descriptions and record layouts;

            (b) Notice to Hazard Insurers. The Company shall inform by written notice all hazard insurance companies and/or their agents of the transfer and request a change in the loss payee mortgage endorsement clause to the Purchaser's name. The Company shall provide the Purchaser with a copy of the notification letter and an officer's written certification that all hazard insurance companies have been notified by an identical letter;

            (c) Notice to Mortgage Insurance Companies. The Company shall inform by written notice all mortgage insurance companies providing any Primary Mortgage Insurance Policy of the change in insured's name on each such policy to the Purchaser's name. The Company shall provide the Purchaser with a copy of one notification letter and an officer's written certification that all such mortgage insurance companies have been notified by an identical letter;

            (d) Tax Service Contracts. The Company shall have obtained a life of loan, transferable real estate tax service contract with a tax service company reasonably acceptable to the Purchaser on all of the Mortgage Loans and shall assign all such contracts to the Purchaser or, in the alternative, the Company shall notify the Purchaser as to any Mortgage Loans for which it has not procured the requisite contract and shall pay to the Purchaser a fee for each such Mortgage Loan equal to the fee or premium that is customarily charged for each such contract, as determined by the Purchaser in its reasonable discretion;

            (e) Flood Certifications. The Company shall have obtained a life of loan, transferable flood certification contract for each Mortgage Loan and shall assign all such contracts to the Purchaser or, in the alternative, the Company shall notify the Purchaser as to any Mortgage Loans for which it has not procured the flood certification referenced above and shall pay to the Purchaser a fee for each such Mortgage Loan equal to the fee that is customarily charged for each such contract, as determined by the Purchaser in its reasonable discretion;

            (f) Notice to Mortgagors. The Company shall, no later than fifteen
(15) days prior to the related Servicing Transfer Date, inform in writing all Mortgagors of the change in servicer from the Company to the Purchaser, all in accordance with applicable law. The Company shall obtain the Purchaser's approval of the form of such notifications prior to their mailing. The Company acknowledges that the Purchaser's review of this notice shall not be a review for statutory or regulatory compliance purposes, and that the Company shall have the sole responsibility for such compliance. The Company shall provide the Purchaser with a copy of one notification letter and an officer's written certification that all Mortgagors have been notified by an identical letter;

            (g) Payment of Real Estate Taxes. The Company shall make or cause to be made all payments of all real estate taxes on the Mortgage Loans which
(i) will be delinquent on or prior to the related Servicing Transfer Date, (ii) are required to be paid within thirty (30) days after the related Servicing Transfer Date to receive a discount, or (iii) will be delinquent within thirty (30) days after the related Servicing Transfer Date. If tax bills have not been received by the Company by the related Servicing Transfer Date on any Mortgage Loans subject to this subsection, the Company shall obtain and pay all tax bills subsequent to the related Servicing Transfer Date and the Purchaser will promptly reimburse the Company upon receipt from the Company of documentation evidencing such payment. On non-impounded accounts, the Company shall ensure that all taxes which would otherwise be delinquent by the related Servicing Transfer Date, if not paid by such date, have been paid. With respect to each of the Mortgage Loans which do not have an impound or escrow account maintained for the payment of taxes and insurance, the Company shall hold harmless and indemnify the Purchaser against any and all costs, expenses, penalties, fines, damages and judgments of whatever kind arising from the Company's failure to pay, or cause to be paid, any delinquent taxes or tax penalties outstanding as of the related Servicing Transfer Date;

            (h) Payment of Insurance Premiums. The Company shall pay all hazard and flood insurance and Primary Mortgage Insurance Policy premiums required to be paid prior to the related Servicing Transfer Date or within thirty (30) days after the related Servicing Transfer Date on all impounded accounts relating to the Mortgage Loans and shall ensure that all premiums required to be paid prior to the related Servicing Transfer Date by the Mortgagors on non-impounded accounts have been paid. With respect to each of the Mortgage Loans which do not have an impound or escrow account maintained for the payment of taxes and insurance, the Company shall hold harmless and indemnify the Purchaser against any and all costs, expenses, penalties, fines, damages and judgments of whatever kind arising from the Company's failure to ensure that the related Mortgagor is maintaining adequate insurance coverage on the Mortgaged Property at all times prior to the related Servicing Transfer Date in accordance with the terms of any document contained in the Mortgage File or any applicable law or regulation including, without limitation, adequate flood insurance coverage for all Mortgaged Properties located within an "A" or "V" flood hazard area;

            (i) ARM Adjustments. With respect to each adjustable rate Mortgage Loan whose index value for any Interest Adjustment Date is available on or prior to the related Servicing Transfer Date, the Company shall make all such adjustments and shall inform the related Mortgagors of such adjustments; and

            (j) Notice to Sub-servicers. On or prior to the related Closing Date, the Company shall inform by written notice all sub-servicers who perform servicing obligations with respect to the Mortgage Loans of the sale of the Mortgage Loans to the Purchaser and of the transfer of the Servicing Rights to the Purchaser on the related Servicing Transfer Date. The Company shall provide the Purchaser with a copy of the notification letter and an officer's certification that all sub servicers have been notified by an identical letter.

            Subsection 14.02. Obligations of the Company after the Servicing Transfer Date. Without limiting the generality of Section 14, the Company shall take, or cause to be taken, the following actions with respect to the Mortgage Loans within three (3) Business Days following the related Servicing Transfer Date (or within such time as may otherwise be specified below):

            (a) Tape. The Company shall furnish to the Purchaser all available computer or like records requested by the Purchaser reflecting the status of payments, balances and other pertinent information with respect to the Mortgage Loans as of the related Servicing Transfer Date (including, without limitation, (i) master file, (ii) escrow file, (iii) payee file, which includes comprehensive tax and insurance information identifying payee, payee address, next payment due date, next amount payable and policy number/parcel number,
(iv) ARM master file, (v) ARM history, and (vi) all HMDA data required by the Agencies). Such records shall include magnetic tapes reflecting all computer files maintained on the Mortgage Loans and shall include reports in electronic format as specifically requested by the Purchaser;

            (b) Mortgage File. If the Company has not already done so, the Company shall have forwarded a complete Mortgage File with respect to each Mortgage Loan;

            (c) Accounting Reports. The Company shall furnish to the Purchaser copies of all accounting reports relating to the Mortgage Loans as of the related Servicing Transfer Date including, without limitation, a trial balance and reports of collections, delinquencies, prepaids, curtailments, escrow payments, escrow balances, partial payments, partial payment balances and other like information with respect to the Mortgage Loans;

            (d) Other Documentation. The Company shall provide the Purchaser any and all further documents reasonably required by the Purchaser in order to fully transfer to the Purchaser possession of all tangible evidence of the Servicing Rights and escrow, impound and trust funds transferred hereunder;

            (e) Transfer of Escrow Funds and Other Proceeds. The Company shall transfer to the Purchaser, by wire transfer to the account designated by the Purchaser, an amount equal to the sum of (i) the Net Escrow Payments, (ii) all undistributed insurance loss draft funds, (iii) all unapplied funds received by the Company, (iv) all unapplied interest on escrow balances accrued through the related Servicing Transfer Date, (v) all buydown funds held by the Company as of the related Servicing Transfer Date, and (vi) all other amounts held by the Company with respect to the Mortgage Loans as of the related Servicing Transfer Date for which the Company is not entitled to retain (collectively, the "Escrow Proceeds"). Within five (5) Business Days following the Purchaser's receipt of the Escrow Proceeds, the Company and the Purchaser shall resolve any discrepancies between the Company's accounting statement and the Purchaser's reconciliation with respect thereto. No later than ten (10) Business Days following the related Servicing Transfer Date, the Company or the Purchaser, as the case may be, shall transfer to the other, by wire transfer to the designated account, any amounts to which the other party is entitled; and

            (f) Mortgage Payments Received After Servicing Transfer Date. The Company shall promptly forward to the Purchaser any payment received by it after the related Servicing Transfer Date with respect to any of the Mortgage Loans, whether such payment is in the form of principal, interest, taxes, insurance, loss drafts, insurance refunds, etc., in the original form received, unless such payment has been received in cash or by the Company's lock box facility, in which case the Company shall forward such payment in a form acceptable to the Purchaser. The Company shall notify the Purchaser of the particulars of the payment, which notification shall set forth sufficient information to permit timely and appropriate processing of the payment by the Purchaser.

            Subsection 14.03. Limited Power of Attorney. If requested by Purchaser, Company shall furnish to Purchaser a limited power of attorney in the form attached here as Exhibit 10 appointing Purchaser and any of its employees to act as Company's attorney in fact to execute documents pertaining to the discharge and satisfaction of Mortgages which were recorded in Company's name and to endorse checks received by the Purchaser from Mortgagor after the related Servicing Transfer Date in the Company's name.

            Subsection 14.04. Supplementary Information. From time to time prior to the related Servicing Transfer Date for the servicing of any given Mortgage Loan, Company shall furnish to Purchaser such information supplementary to the information contained in the documents and schedules delivered pursuant hereto and file such reports as purchaser may reasonably request.

            Subsection 14.05. Reasonable Access. Between the date of this Agreement and the related Servicing Transfer Date, Company shall give Purchaser its authorized representatives reasonable access to all documents, files, books, records, accounts, offices and other facilities of Company related to the Mortgage Loans and Servicing Rights transferred hereby, and permit Purchaser to make such inspections thereof as Purchaser may reasonably request during normal business hours, provided, however, that such investigation or inspection shall be conducted in such a manner as to not interfere unreasonably with Company's business operations.

            SECTION 15. Successor to the Company. Prior to termination of the Company's responsibilities and duties as interim servicer under this Agreement pursuant to Section 13 or 14, the Purchaser shall (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations as interim servicer under this Agreement, or (ii) appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company as interim servicer under this Agreement provided, however, that the successor or surviving Person shall have a net worth of at least $25,000,000. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Company's duties, responsibilities and liabilities as interim servicer under this Agreement should be terminated pursuant to the aforementioned Sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of the Purchaser or such successor. The termination of the Company as interim servicer pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section 15 and shall in no event relieve the Company of the representations and warranties made pursuant to Subsections 7.01 and 7.02 and the remedies available to the Purchaser under Subsection 7.03 or 12.01, it being understood and agreed that the provisions of such Subsections 7.01, 7.02, 7.03 or 12.01 shall be applicable to the Company notwithstanding any such resignation or termination of the Company, or the termination of this Agreement. The Successor Servicer shall be an intended third party beneficiary of this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce the provisions of this Agreement.

            SECTION 16. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or by overnight courier or facsimile, when received by the other party at the address as follows:

            (i)   if to the Company:

                  First National Bank of Nevada
                  1665 West Alameda Drive
                  Tempe, Arizona 85282
                  Attention:  Secondary Marketing
                  Facsimile:  (480) 609-5695

                  with a copy to

                  First National Bank of Nevada
                  17600 N. Perimeter Drive,
                  Scottsdale, Arizona 85255
                  Attention:  General Counsel
                  Facsimile:  (480) 609-7078

            (ii)  if to the Purchaser:

                  Goldman Sachs Mortgage Company
                  85 Broad Street
                  New York, NY  10004
                  Attention:  Michelle Gill
                  Facsimile:  (212) 902-3000

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt, by signed receipt if by overnight courier, or by written electronic confirmation if by facsimile).

            SECTION 17. Severability Clause. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

            SECTION 18. Counterparts. This Agreement and each Term Sheet may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

            SECTION 19. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to any conflicts of laws provisions.

            SECTION 20. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Company is selling the Mortgage Loans and the Servicing Rights, and not a debt instrument of the Company or another security. Accordingly, the parties hereto each intend to treat the transaction for federal income tax purposes as a sale by the Company, and a purchase by the Purchaser, of the Mortgage Loans and the Servicing Rights. The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Loan Files to determine the characteristics of the Mortgage Loans which shall affect the federal income tax consequences of owning the Mortgage Loans and the Servicing Rights and the Company shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

            SECTION 21. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Company and the Purchaser and the respective successors and assigns of the Company and the Purchaser. The Purchaser may assign this Agreement to any Person to whom any Mortgage Loan is transferred whether pursuant to a sale or financing and to any Person to whom the servicing or master servicing of any Mortgage Loan is sold or transferred. Upon any such assignment, the Person to whom such assignment is made shall succeed to all rights and obligations of the Purchaser under this Agreement. A form of such assignment is attached as Exhibit 8 hereto. This Agreement shall not be assigned, pledged or hypothecated by the Company to a third party without the consent of the Purchaser.

            SECTION 22. Waivers. No term or provision of this Agreement and a Term Sheet may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

            SECTION 23. Exhibits. The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

            SECTION 24. General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

            (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

            (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

            (d) reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

            (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

            (f) the term "include" or "including" shall mean without limitation by reason of enumeration; and

            (g) the headings used in this Agreement are for reference purposes only and shall not have any effect on the substantive interpretation of the provisions of this Agreement.

            SECTION 25. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

            SECTION 26. Nonsolicitation. From and after the Closing Date, the Company agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Company's behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan to refinance a Mortgage Loan, in whole or in part, without (i) the prior written consent of the Purchaser; or (ii) written notice from the related borrower or obligor under a Mortgage Loan of such party's intention to refinance such Mortgage Loan. It is understood and agreed that all rights and benefits relating to the solicitation of any mortgagors to refinance any Mortgage Loans shall be transferred to the Purchaser pursuant to this Purchase Agreement on the Closing Date and the Company shall take no action to undermine these rights and benefits. The Company shall (a) not sell the name of any Mortgagor, and (b) use its best efforts to prevent the sale of the name of any Mortgagor by the Company's wholly owned subsidiaries and affiliates, to any person or entity for the direct or indirect purpose of allowing such person or entity to solicit the refinancing of any Mortgage Loan. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Company or any affiliate of the Company which are directed to the general public at large, including, without limitation, mass mailing, internet, and email solicitations based, in all instances, on commercially acquired mailing lists (which may not be specifically targeted at the Mortgagors,) and newspaper, radio and television advertisements shall not constitute solicitation under this Section 26.

            SECTION 27. Survival. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement.

            SECTION 28. Integration. This Agreement and the applicable Term Sheet contain the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supercede any prior or contemporaneous understandings, agreements, covenants, statements, representations or warranties, if any, with regard to the subject matter hereof. If there is any conflict between the terms of this Agreement and any Term Sheet dated subsequent to this Agreement, the provisions of such Term Sheet shall control with respect to Mortgage Loans sold pursuant to such Term Sheet.

            SECTION 29. Availability of Information. The Purchaser agrees to make available, or to cause any servicer of the Mortgage Loans to make available, to the Company on a monthly basis, any information relating to the performance of the Mortgage Loans, including, without limitation, delinquency, default and prepayment information. Such information may be provided in a form convenient to Purchaser or servicer, as the case may be.

            SECTION 30. Loan Sales and Securitization. With respect to the Mortgage Loans, the Company and the Purchaser acknowledge and agree that the Purchaser or any prospective purchaser may sell or transfer from time to time some or all of the Mortgage Loans or the related Servicing Rights to one or more purchasers in connection with whole loan sales, servicing rights sales and/or securitizations of the Mortgage Loans (each, a "Transaction"). With respect to any such Transaction, the Company shall use its reasonable best efforts to assist the Purchaser, and any prospective purchaser, if the Purchaser or such prospective purchaser so requests, in connection with each Transaction, which assistance shall include, but not be limited to, (i) providing any information relating to the Mortgage Loans necessary to assist in the preparation of any disclosure documents, and (ii) restating certain representations and warranties as set forth in the Purchase Agreement as to the Company and the Mortgage Loans on the date of the Transaction as of the related Closing Date. The Company agrees to enter into an assignment, assumption and recognition agreement pursuant to which the Company assigns the certain restated representations and warranties and remedies to the Transaction as of the related Closing Date. The Company shall indemnify the Purchaser, each Affiliate of the Purchaser participating in any such Transaction, each person who controls the Purchaser or such Affiliate, and the successor servicer and hold them harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser or the successor servicer may sustain in any way related to the provision by the Company of any information regarding the Company, the Mortgage Loans, or the servicing thereof, or the Company's Underwriting Guidelines attached hereto in connection with any Transaction. For purposes of the previous sentence, "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were "Purchasers" under this Agreement.

            SECTION 31. Confidential Information. The Company understands and agrees that this Agreement, any other agreements executed in connection with the sale contemplated hereunder, any agreements executed in connection with the securitization of the Mortgage Loans, and any offering circulars or other disclosure documents produced in connection with such securitization are confidential and proprietary to the Purchaser, and the Company agrees to hold such documents confidential and not to divulge such documents to anyone except
(a) to the extent required by law or judicial order or to enforce its rights or remedies under this letter agreement or the Agreements, (b) to the extent such information enters into the public domain other than through the wrongful act of the Company, or (c) as is necessary in working with legal counsel, auditors, agents, taxing authorities or other governmental agencies. The rights and obligations set forth in this paragraph shall survive the Closing Date and shall not merge into the closing documents but shall be independently enforceable by the parties hereto.

            SECTION 32. Compliance with Regulation AB

            Subsection 32.01. Intent of the Parties; Reasonableness. T The Purchaser and the Company acknowledge and agree that the purpose of Section 32 of this Agreement is, by cooperating in good faith with the Purchaser, to enable the Purchaser and any Depositor designated by the Purchaser to comply with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Company acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

            Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Company acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to cooperate in good faith to comply with requests made by the Purchaser or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Company shall cooperate in good faith with the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser or any Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

            The Purchaser (including any of its assignees or designees) shall cooperate with the Company by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Purchaser's reasonable judgment, to strictly comply with Regulation AB.

            Subsection 32.02. Additional Representations and Warranties of the Company.

            (a) If the mortgage loans of the Company in a single Securitization Transaction constitute 20% or more of the applicable pool of mortgage loans, the Company shall, if so requested by the Purchaser, represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Subsection 32.03 that, except as disclosed in writing to the Purchaser or such Depositor prior to such date: (i) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Company or any Third-Party Originator; which would be material to a securityholder under the related Securitization Transaction and
(ii) there are no affiliations, relationships or transactions relating to the Company or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

            (b) If so requested by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Subsection 32.03, the Company shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

            Subsection 32.03. Information to Be Provided by the Company. In connection with any Securitization Transaction the Company shall (i) within five Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a) and (b) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Company, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (d) of this Section.

            (a) If so requested by the Purchaser in connection with a pool of Mortgage Loans of the Company in a single Securitization Transaction which constitute 20% or more of the applicable pool of Mortgage Loans, the Company shall provide such information regarding (i) the Company, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

                  (A) the originator's form of organization;

                  (B) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

                  (C) a description of any legal or governmental proceedings pending (or known to be contemplated) against the Company and each Third-Party Originator which would be material to a securityholder under the related Securitization Transaction; and

                  (D) a description of any affiliation or relationship between the Company, each Third-Party Originator and any of the following parties to a Securitization Transaction, as such parties are identified to the Company by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

                        (1) the sponsor;
                        (2) the depositor;
                        (3) the issuing entity;
                        (4) any servicer;
                        (5) any trustee;
                        (6) any originator;
                        (7) any significant obligor;
                        (8) any enhancement or support provider; and
                        (9) any other material transaction party.

            (b) If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information, to the extent it can obtain such Static Pool Information with commercially reasonable efforts, respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (i) the Company, if the Company is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator. Such Static Pool Information shall be prepared by the Company (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Company (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Company, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable.

            Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Company shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Company.

            If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Company's or Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

            (c) [Reserved]

            (d) If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Third-Party Originator to) (i) notify the Purchaser and any Depositor in writing of (A) any litigation or governmental proceedings pending against the Company or any Third-Party Originator which would be material to a securityholder and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

            Subsection 32.04. Indemnification. The Company shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a

Securitization Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (i)(A) any untrue statement of a material fact contained in any information, report, certification, accountants' letter or other material provided under this Section 32 by or on behalf of the Company, or provided under this Section 32 by or on behalf of any Third-Party Originator (collectively, the "Company Information"), or (B) the omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

            (i) any failure by the Company or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 32; or

            (ii) any breach by the Company of a representation or warranty set forth in Subsection 32.02(a) or in a writing furnished pursuant to Subsection 32.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Subsection 32.02(b) to the extent made as of a date subsequent to such closing date.

            In the case of any failure of performance described in clause
(a)(ii) of this Section, the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Company or any Third-Party Originator.

            IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                       FIRST NATIONAL BANK OF NEVADA
                                           Company


                                       By: ____________________________________
                                           Name:
                                           Title:

                                       GOLDMAN SACHS MORTGAGE COMPANY, a
                                       New York limited partnership Purchaser

                                       By:      GOLDMAN SACHS REAL ESTATE
                                                FUNDING CORP., a
                                                New York corporation, as
                                                General Partner


                                       By: ____________________________________
                                           Name:
                                           Title:

                                   EXHIBIT 1

                               FORM OF TERM SHEET

      This TERM SHEET (the "Term Sheet") dated [________] between First National Bank of Nevada, a national association, located at 1665 West Alameda Drive, Tempe, AZ 85282 (the "Company")and Goldman Sachs Mortgage Company, a New York limited partnership, located at 85 Broad Street, New York, New York 10004 (the "Purchaser") is made pursuant to the terms and conditions of that certain Second Amended and Restated Master Mortgage Loan Purchase and Interim Servicing Agreement, as amended from time to time (the "Agreement") dated as of May 1, 2006, between the Company and the Purchaser, the provisions of which are incorporated herein as if set forth in full herein, as such terms and conditions may be modified or supplemented hereby. All initially capitalized terms used herein unless otherwise defined shall have the meanings ascribed thereto in the Agreement.

      The Purchaser hereby purchases from the Company and the Company hereby sells to the Purchaser, all of the Company's rights, title and interest in and to the Mortgage Loans described on the Mortgage Loan Schedule annexed hereto as
Schedule I, pursuant to and in accordance with the terms and conditions set forth in the Agreement, as same may be supplemented or modified hereby. Hereinafter, the Company shall service the Mortgage Loans for the benefit of the Purchaser and all subsequent transferees of the Mortgage Loans pursuant to and in accordance with the terms and conditions set forth in the Agreement. Pursuant to the terms of the Agreement, the Seller represents and warrants that all data on the final Mortgage Loan Schedule attached as Schedule I, is accurate as of the Closing Date.

1.    Definitions

      For purposes of the Mortgage Loans to be sold pursuant to this Term Sheet, the following terms shall have the following meanings:

Aggregate Principal Balance
(as of the Cut-Off Date):          $[_____]

Closing Date:                      [_____]

Cut-off Date:                      [______]

Weighted Average
Coupon Net of LPMI
(as of the Cut-Off Date):          [____]%

Purchase Price Percentage:         [_____]% (subject  to  adjustment pursuant
                                   to the related Trade Confirmation Letter dated as of [_______]).

Servicing Transfer Date:           [_______}, or other mutually agreed upon
                                   date.


                                   Sch. I-1

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                              FIRST NATIONAL BANK OF NEVADA

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------


                              GOLDMAN SACHS MORTGAGE COMPANY,
                              a New York limited partnership, as Purchaser

                              By:   GOLDMAN SACHS REAL ESTATE FUNDING CORP.,
                                    a New York corporation, its General Partner

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------


                                   Sch. I-2

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE




                                   Sch. I-3

                                   EXHIBIT 2

                         CONTENTS OF EACH MORTGAGE FILE

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and which shall be delivered to the Purchaser or upon Purchaser's request its designee:

      1.    Mortgage Loan Documents.

      2.    Residential loan application.

      3.    Mortgage Loan closing statement.

      4.    Verification of employment and income, if applicable.

      5. Verification of acceptable evidence of source and amount of down payment, if applicable.

      6.    Credit report on Mortgagor.

      7.    Residential appraisal report.

      8.    Photograph of the Mortgaged Property.

      9.    Survey of the Mortgaged Property.

      10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

      11. All required disclosure statements and statement of Mortgagor confirming receipt thereof.

      12. If available, termite report, structural engineer's report, water portability and septic certification.

      13.   Sales Contract, if applicable.

      14.   Hazard insurance policy.

      15. Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

      16.   Amortization schedule, if available.

      17.   Payment history for each of the Mortgage Loans.


                                   Exh. 2-1

                                   EXHIBIT 3

                   FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT


                                                  ____________________ __, 2004

To:   ____________________
      (the "Depository")

            As the Company under the Amended and Restated Mortgage Loan Purchase and Interim Servicing Agreement, dated as of May 1, 2006, we hereby authorize and request you to establish an account, as a Custodial Account, to be designated as "__________, in trust for the Purchaser and various Mortgagors, Mortgage Loans, P&I Account." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                            [____________________]


                                            By: _____________________________
                                                Name:
                                                Title:
                                                Date:

            The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ___________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.


                                            Depository


                                            By: _____________________________
                                                Name:
                                                Title:
                                                Date:


                                   Exh. 3-1

                                   EXHIBIT 4

                    FORM OF ESCROW ACCOUNT LETTER AGREEMENT

                                                  ____________________ __, 2004

To:      ____________________
         (the "Depository")

            As the Company under the Amended and Restated Mortgage Loan Purchase and Interim Servicing Agreement, dated as of May 1, 2006, we hereby authorize and request you to establish an account, as an Escrow Account, to be designated as "_____________, in trust for the Purchaser and various Mortgagors, Mortgage Loans, T&I Account." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                          [_________________]


                                          By: ______________________________
                                              Name:
                                              Title:
                                              Date:

            The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ___________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

                                          Depository


                                          By: ______________________________
                                              Name:
                                              Title:
                                              Date:


                                   Exh. 4-1

                                   EXHIBIT 5

                               SERVICING ADDENDUM

            SECTION 11. Servicing.

            Subsection 11.00 Additional Definitions.

            Ancillary Income: Additional servicing compensation in the form of assumption fees, late payment charges and other miscellaneous fees. Prepayment penalties or premiums due in connection with a Principal Prepayment shall not constitute Ancillary Income and shall be deposited in the Custodial Account as set forth in Subsection 11.04. The Company's right to Ancillary Income shall terminate on the Servicing Transfer Date.

            BIF: The Bank Insurance Fund, or any successor thereto.

            Code: The Internal Revenue Code of 1986, or any successor statute thereto.

            Determination Date: With respect to each Distribution Date, the close of business of the last day of the month preceding the month in which such Distribution Date occurs.

            Distribution Date: The fifth (5th) Business Day of each month, commencing on the fifth (5th) Business Day of the month next following the month in which the Cut-off Date occurs.

            Final Recovery Determination: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Company pursuant to this Agreement), a determination made by the Company that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Company, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Company shall maintain records, prepared by a servicing officer of the Company, of each Final Recovery Determination.

            Interim Servicing Fee: With respect to each Mortgage Loan, the amount of the servicing fee the Purchaser shall pay to the Company, which shall, for each month, be equal to $12.00 per Mortgage Loan per month plus Ancillary Income, regardless of receipt of Monthly Payments. Such fee shall be payable monthly. If the Interim Servicing Period includes any partial calendar month, the Interim Servicing Fee for such month shall be pro rated at a per diem rate based upon a 30 day month. For each Mortgage Loan, such servicing fee will be payable solely from amounts representing interest actually received by the Company from the related Mortgagor.

            Permitted Investments: Any one or more of the following obligations or securities:

                  (i) direct obligations of, and obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of

            America the obligations of which are backed by the full faith and credit of the United States of America;

                  (ii) (a) demand or time deposits, federal funds or bankers'
            acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in one of the two highest rating categories by each Rating Agency and
            (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

                  (iii) repurchase obligations with a term not to exceed thirty
            (30) days and with respect to (a) any security described in clause
            (i) above and entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

                  (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in one of the two highest rating categories by each Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Permitted Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Permitted Investments;

                  (v) commercial paper (including both non-interest-bearing
            discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) which are rated in one of the two highest rating categories by each Rating Agency at the time of such investment;

                  (vi) any other demand, money market or time deposit,
            obligation, security or investment as may be acceptable to each Rating Agency as evidenced in writing by each Rating Agency; and

                  (vii) any money market funds the collateral of which consists of obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (which may include repurchase obligations secured by collateral described in clause (i)) and other securities and which money market funds are rated in one of the two highest rating categories by each Rating Agency.

                                   Exh. 5-2
provided, however, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such investment or security is purchased at a price greater than par.

            Prime Rate: The prime rate announced to be in effect from time to time as published as the average rate in the Wall Street Journal (Northeast Edition).

            Qualified Depository: A depository, the accounts of which are insured by the FDIC through the BIF or the SAIF and the short term debt ratings and the long term deposit ratings of which are rated in the highest rating category by each Rating Agency.

            REMIC: A "real estate mortgage investment conduit" as such term is defined in the Code, as amended.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Company of its interim servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement, administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to, foreclosures, bankruptcies, condemnations, drug seizures, elections, foreclosures by subordinate or superior lienholders, and other legal actions incidental to the interim servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Company specifies the Mortgage Loan(s) to which such expenses relate and, upon Purchaser's request, provides documentation supporting such expense (which documentation would be acceptable to Fannie Mae or Freddie Mac), and provided further that any such enforcement, administrative or judicial proceeding does not arise out of a breach of any representation, warranty or covenant of the Company hereunder), (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in full or partial satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage, (e) any expenses reasonably sustained by the Company with respect to the liquidation of the Mortgaged Property in accordance with the terms of this Agreement and (f) compliance with the obligations under this Agreement.

            Subsection 11.01 Company to Act as Servicer.

            Company, as independent contract servicer, shall interim service and administer the Mortgage Loans in accordance with Accepted Servicing Practices and this Agreement and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Company may deem necessary or desirable and consistent with the terms of this Agreement. Without limiting the generality of the foregoing, the Company shall not take, or fail to take, any action which would result in the Purchaser's interest in the Mortgage Loans being adversely affected.


                                   Exh. 5-3

            Consistent with the terms of this Agreement and Accepted Servicing Practices, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser; provided, however, that unless the Company has obtained the prior written consent of the Purchaser, the Company shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment thereof or of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal), make additional advances of additional principal or extend the final maturity date on such Mortgage Loan. Without limiting the generality of the foregoing, during the Interim Servicing Period the Company shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself, and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property. If required by the Company, the Purchaser shall furnish the Company with powers of attorney at the Purchaser's option and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement.

            In interim servicing and administering the Mortgage Loans, the Company shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account giving due consideration to Accepted Servicing Practices. If Company elects to utilize a subservicer to perform any or all of Company's duties hereunder, Company shall remain liable as though such duties were performed directly by Company and Company shall be responsible for the payment of any and all fees of any such subservicer.

            Subsection 11.02 Collection of Mortgage Loan Payments.

            Continuously from the related Closing Date until the related Servicing Transfer Date, the Company shall proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Mortgage Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Company shall take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

            Subsection 11.03 Realization Upon Defaulted Mortgage Loans.

            (a) The Company shall use its best efforts, consistent with the procedures that the Company would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent


                                   Exh. 5-4
payments pursuant to Subsection 11.01. The Company shall use its best efforts to realize upon defaulted Mortgage Loans in such a manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Company shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Company through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Subsection 11.05. In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Company shall take such action as it shall deem to be in the best interest of the Purchaser. If a Mortgage Loan becomes sixty (60) or more days delinquent or subject to a foreclosure proceeding, then with respect to the Servicing Rights to such Mortgage Loan the related Servicing Transfer Date shall be the close of business on the next Business Day if so requested by the Purchaser. In the event that any payment due under any Mortgage Loan remains delinquent for a period of ninety (90) days or more, and the Purchaser has not exercised its right to accelerate the related Servicing Transfer Date as described in the previous sentence, the Company shall commence foreclosure proceedings, provided that prior to commencing foreclosure proceedings, the Company shall notify the Purchaser in writing of the Company's intention to do so, and the Company shall not commence foreclosure proceedings if the Purchaser objects to such action within ten (10) Business Days of receiving such notice. The Company shall notify the Purchaser in writing of the commencement of foreclosure proceedings. In such connection, the Company shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Subsection 11.05.

            (b) Notwithstanding the foregoing provisions of this Subsection 11.03, with respect to any Mortgage Loan as to which the Company has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Company shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property if, as a result of any such action, the Purchaser would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Company has received approval from the Purchaser and has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

                        (1) such Mortgaged Property is in compliance with
                  applicable environmental laws or, if not, that it would be in the best economic interest of the Purchaser to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and


                                   Exh. 5-5

                        (2) there are no circumstances present at such
                  Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Purchaser to take such actions with respect to the affected Mortgaged Property.

            The cost of the environmental audit report contemplated by this Subsection 11.03 shall be advanced by the Company, subject to the Company's right to be reimbursed therefor from the Custodial Account as provided in Subsection 11.05(vii).

            If the Company determines, in consultation with the Purchaser, as described above, that it is in the best economic interest of the Purchaser to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Company shall take such action as it deems to be in the best economic interest of the Purchaser. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Company, subject to the Company's right to be reimbursed therefor from the Custodial Account as provided in Subsection 11.05(vii).

            (c) The Company shall also promptly notify the Purchaser upon learning of any state insolvency or federal bankruptcy proceedings in which any Mortgagor is seeking relief or is the defendant debtor, or of the death or incapacity or any Mortgagor or guarantor.

            Subsection 11.04 Establishment of Custodial Accounts; Deposits in Custodial Accounts.

            The Company shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, with a Qualified Depository, in the form of time deposit or demand accounts. Funds deposited in the Custodial Account shall at all times be insured by the FDIC up to the FDIC insurance limits, or must be invested in Permitted Investments for the benefit of the Purchaser. Upon the request of the Purchaser, the Company shall deliver to the Purchaser a Custodial Account Letter Agreement in the form of Exhibit 3.

            The Company shall deposit in the Custodial Account on a daily basis within two Business Days of receipt, and retain therein the following payments and collections received by it subsequent to the related Cut off Date:

            (i) all payments on account of principal including Principal Prepayments (and any prepayment penalty fees collected from Mortgagors for any Principal Prepayments) on the Mortgage Loans;

            (ii) all payments on account of interest on the Mortgage Loans;


                                   Exh. 5-6

            (iii) all Liquidation Proceeds;

            (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Subsections 11.10 and 11.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices, the loan documents or applicable law;

            (v) all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with Accepted Servicing Practices, the loan documents or applicable law;

            (vi) all proceeds of any Mortgage Loan repurchased in accordance with Subsection 7.03;

            (vii) any amounts required to be deposited by the Company pursuant to Subsection 11.11 in connection with the deductible clause in any blanket hazard insurance policy. Such deposit shall be made from the Company's own funds, without reimbursement therefor;

            (viii) any amounts required to be deposited by the Company in connection with any REO Property pursuant to Subsection 11.13; and

            (ix) any amounts required to be deposited in the Custodial Account pursuant to Subsections 11.19 or 11.20.

            The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, Ancillary Income need not be deposited by the Company in the Custodial Account. Such Custodial Account shall be an Eligible Account. Any interest or earnings on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Company and the Company shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Subsection 11.05(iv). The Company shall give notice to the Purchaser of the location of the Custodial Account when established and prior to any change thereof.

            Subsection 11.05 Permitted Withdrawals From the Custodial Account.

            The Company may, from time to time, withdraw from the Custodial Account for the following purposes:

            (i) to make distributions to the Servicing Rights Owner in the amounts and in the manner provided for in Subsection 11.14;

            (ii) to reimburse itself for unreimbursed Servicing Advances, the Company's right to reimburse itself pursuant to this subclause (ii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Company from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of such reimbursement, the Company's right thereto shall be prior to the rights of the Purchaser, except that, where the Company is


                                   Exh. 5-7
required to repurchase a Mortgage Loan, pursuant to Subsection 7.03, the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Subsection 7.03 and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loans;

            (iii) to pay to itself pursuant to Subsection 11.21 as servicing compensation (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Distribution Date), and (b) the Interim Servicing Fee;

            (iv) to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Subsection 7.03, all amounts received thereon and not distributed as of the date on which the related Repurchase Price is determined;

            (v) to pay, or to reimburse the Company for advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Subsection 11.03(b), but only to the extent of amounts received in respect of the Mortgage Loans to which such expense is attributable;

            (vi) to reimburse itself for any expenses that are reimbursable pursuant to Subsection 11.03; and

            (vii) to clear and terminate the Custodial Account on the termination of this Agreement.

            The Company shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (ii), (iv),
(v) and (vi) above. The Company shall provide written notification in the form of an Officers' Certificate to the Purchaser, on or prior to the next succeeding Distribution Date, upon making any withdrawals from the Custodial Account pursuant to subclause (v) above.

            Subsection 11.06 Establishment of Escrow Accounts; Deposits in Escrow Accounts.

            The Company shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, with a Qualified Depository, in the form of time deposit or demand accounts. Upon the request of the Purchaser, the Company shall deliver to the Purchaser an Escrow Account Letter Agreement in the form of Exhibit 4.

            The Company shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein, (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The Company shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Subsection 11.08. The Company shall be entitled to retain any


                                   Exh. 5-8
interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Company shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non interest bearing or that interest paid thereon is insufficient for such purposes.

            Subsection 11.07 Permitted Withdrawals From Escrow Account.

            Withdrawals from the Escrow Account may be made by the Company (i) to effect timely payments of ground rents, taxes, assessments, water rates, hazard insurance premiums, Primary Mortgage Insurance Policy premiums, if applicable, and comparable items, (ii) to reimburse the Company for any Servicing Advance made by the Company with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) for transfer to the Custodial Account in accordance with the terms of this Agreement, (v) for application to the restoration or repair of the Mortgaged Property, (vi) to pay to the Company, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account, or (vii) to clear and terminate the Escrow Account on the termination of this Agreement.

            Subsection 11.08 Payment of Taxes, Insurance and Other Charges.

            With respect to each Mortgage Loan, the Company shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including insurance renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Company in amounts sufficient for such purposes, as allowed under the terms of the Mortgage and applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Company shall determine that any such payments are made by the Mortgagor at the time they first become due. The Company assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

            Subsection 11.09 Transfer of Accounts.

            The Company may transfer the Custodial Account or the Escrow Account to a different Qualified Depository institution from time to time. Such transfer shall be made only upon obtaining the prior written consent of the Purchaser.. In any case, the Custodial Account and Escrow Account shall be Eligible Accounts.


                                   Exh. 5-9

            Subsection 11.10 Maintenance of Hazard Insurance.

            The Company shall cause to be maintained for each Mortgage Loan fire, and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis or (ii) the outstanding principal balance of the Mortgage Loan, in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the Mortgagee from becoming a co insurer. If the Mortgaged Property is in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Flood Emergency Management Agency as having special flood hazards and such flood insurance has been made available, the Company will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (i) the outstanding principal balance of the Mortgage Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended. The Company also shall maintain on any REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property plus accrued interest at the Mortgage Interest Rate and related Servicing Advances, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Pursuant to Subsection 11.04, any amounts collected by the Company under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Company's normal servicing procedures, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Subsection 11.05. Any cost incurred by the Company in maintaining any such insurance shall not, for the purpose of calculating distributions to the Purchaser, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance need be required by the Company of the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Company, or upon request to the Purchaser, and shall provide for at least thirty (30) days' prior written notice of any cancellation, reduction in the amount of, or material change in, coverage to the Company. The Company shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Company shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating of A:VI or better in Best's Key Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.


                                   Exh. 5-10

            Subsection 11.11 Maintenance of Mortgage Impairment Insurance
Policy.

            In the event that the Company shall obtain and maintain a mortgage impairment or blanket policy issued by an issuer that has an A.M. Best rating of A:VI or better insuring against hazard losses on all of Mortgaged Properties securing the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Subsection 11.10 and otherwise complies with all other requirements of Subsection 11.10, the Company shall conclusively be deemed to have satisfied its obligations as set forth in Subsection 11.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Company shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Subsection 11.10, and there shall have been one or more losses which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as servicer of the Mortgage Loans, the Company agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Purchaser, the Company shall cause to be delivered to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty
(30) days' prior written notice to the Purchaser.

            Subsection 11.12 Fidelity Bond, Errors and Omissions Insurance.

            The Company shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of Fannie Mae or Freddie Mac on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The fidelity bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Company against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such fidelity bond shall also protect and insure the Company against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Subsection 11.12 requiring the fidelity bond and errors and omissions insurance shall diminish or relieve the Company from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Seller's and Servicers' Guide. Upon request of the Purchaser, the Company shall cause to be delivered to the Purchaser a certified true copy of the fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond or insurance policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Purchaser.


                                   Exh. 5-11

            Subsection 11.13 Title, Management and Disposition of REO Property.

            In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser or its designee. Any Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

            The Company shall either itself or through an agent selected by the Company, manage, conserve, protect and operate each REO Property (and may temporarily rent the same) in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. If a REMIC election is or is to be made with respect to the arrangement under which the Mortgage Loans and any REO property are held, the Company shall manage, conserve, protect and operate each REO Property in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by such REMIC of any "income from non permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" within the meaning of Section 860G(c)(2) of the Code. The Company shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter. The Company shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Company to the Purchaser. The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three (3) years after title has been taken to such REO Property, unless the Company determines, and gives appropriate notice to the Purchaser, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is necessary to sell any REO property, (i) the Company shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Company as mortgagee, and a separate servicing agreement among the Company and the Purchaser shall be entered into with respect to such purchase money mortgage. Notwithstanding the foregoing, if a REMIC election is made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, such REO Property shall be disposed of within three (3) years or such other period as may be permitted under Section 860G(a)(8) of the Code.

            With respect to each REO Property, the Company shall segregate and hold all funds collected and received in connection with the operation of the REO Property separate and apart from its own funds or general assets and shall deposit or cause to be deposited, on a daily basis within one Business Day of receipt in the Custodial Account all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Subsection 11.10 hereof and the fees of any managing agent acting on behalf of the Company.


                                   Exh. 5-12

            The Company shall furnish to the Purchaser on each Distribution Date, an operating statement for each REO Property covering the operation of each REO Property for the previous month. Such operating statement shall be accompanied by such other information as the Purchaser shall reasonably request.

            Each REO Disposition shall be carried out by the Company at such price and upon such terms as the Purchaser shall direct. If as of the date title to any REO Property was acquired by the Company there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Company, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to the Company as provided above, shall be deposited in the Custodial Account within one Business Day of receipt.

            Subsection 11.14 Distributions.

            On each Distribution Date, the Company shall distribute to the Servicing Rights Owner all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Subsection 11.05.

            All distributions made to the Purchaser on each Distribution Date shall be based on the Mortgage Loans owned and held by the Purchaser, and shall be made by wire transfer of immediately available funds to the account of the Purchaser at a bank or other entity having appropriate facilities therefor, if the Purchaser shall have so notified the Company or by check mailed to the address of the Purchaser.

            With respect to any remittance received by the Purchaser on or after the second Business Day following the Business Day on which such payment was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Company to the Purchaser on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company.

            Subsection 11.15 Remittance Reports.

            No later than the fifth Business Day each month, the Company shall furnish to the Purchaser or its designee a computer tape and a hard copy of the monthly data, together with such other information with respect to the Mortgage Loans as the Purchaser may reasonably require to allocate distributions made pursuant to this Agreement and provide appropriate statements with respect to such distributions. On the same date, the Company shall forward to the Purchaser by overnight mail a computer readable magnetic tape containing the information set forth in the remittance report with respect to the related Distribution Date.


                                   Exh. 5-13

            Subsection 11.16 Statements to the Purchaser.

            No later than the Distribution Date, the Company shall forward to the Purchaser or its designee a statement prepared by the Company setting forth the status of the Custodial Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Custodial Account of each category of deposit specified in Subsection 11.04 and each category of withdrawal specified in Subsection 11.05.

            Upon the request of the Purchaser, in connection with any Transaction, the Company shall furnish to the Purchaser a complete, true and correct Mortgage Loan Schedule with respect to the related Mortgage Loans.

            In addition, not more than ninety (90) days after the end of each calendar year, the Company shall furnish to each Person who was the Purchaser at any time during such calendar year, (i) as to the aggregate of remittances for the applicable portion of such year, an annual statement in accordance with the requirements of applicable federal income tax law, and (ii) listing of the principal balances of the Mortgage Loans outstanding at the end of such calendar year.

            The Company shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to any Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Company shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as any Purchaser may reasonably request from time to time.

            Subsection 11.17 Real Estate Owned Reports.

            Together with the statement furnished pursuant to Subsection 11.13, with respect to any REO Property, the Company shall furnish to the Purchaser a statement covering the Company's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month, together with the operating statement. Such statement shall be accompanied by such other information as the Purchaser shall reasonably request.

            Subsection 11.18 Liquidation Reports.

            Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Company shall deliver to the Purchaser within three Business Days after completion of the foreclosure sale a liquidation report with respect to such Mortgaged Property.

            Subsection 11.19 Assumption Agreements.

            The Company shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain


                                   Exh. 5-14
liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due on sale" clause applicable thereto; provided, however, that the Company shall not exercise any such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any. If the Company reasonably believes it is unable under applicable law to enforce such "due on sale" clause, the Company, upon prior Purchaser consent, shall enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. Where an assumption is allowed pursuant to this Subsection 11.19, the Company, with the prior written consent of the insurer under the Primary Mortgage Insurance Policy, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

            In connection with any such assumption or substitution of liability, the Company shall follow the underwriting guidelines of Company attached as Exhibit 9 hereto. With respect to an assumption or substitution of liability, the Mortgage Interest Rate, the amount of the Monthly Payment, and the final maturity date of such Mortgage Note may not be changed. The Company shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

            Notwithstanding the foregoing paragraphs of this Subsection or any other provision of this Agreement, the Company shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Company may be restricted by law from preventing, for any reason whatsoever. For purposes of this Subsection 11.19, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

            Subsection 11.20 Satisfaction of Mortgages and Release of Mortgage Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Company of a notification that payment in full will be escrowed in a manner customary for such purposes, the Company will immediately notify the Purchaser by a certification of a servicing officer of the Company (a "Servicing Officer"), which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Subsection 11.04 have been or will be so deposited, and shall request execution of any document necessary to satisfy the Mortgage Loan and delivery to it of the portion of the Mortgage File held by the Purchaser or the Purchaser's designee. Upon receipt of such certification and request, the Purchaser, shall promptly release the related mortgage documents to the Company and the Company shall prepare and process any


                                   Exh. 5-15
satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Purchaser.

            In the event the Company satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the mortgage instruments, the Company, upon written demand, shall remit to the Purchaser the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Company shall maintain the fidelity bond insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

            From time to time and as appropriate for the interim servicing or foreclosure of any Mortgage Loan, including for this purpose collection under any Primary Mortgage Insurance Policy, the Purchaser shall, upon request of the Company and delivery to the Purchaser of a servicing receipt signed by a Servicing Officer, release the requested portion of the related Mortgage File held by the Purchaser to the Company. Such servicing receipt shall obligate the Company to return the related Mortgage documents to the Purchaser when the need therefor by the Company no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non judicially, and the Company has delivered to the Purchaser a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Purchaser to the Company.

            Subsection 11.21 Servicing Compensation.

            As compensation for its services hereunder, the Company shall be entitled to receive on the Mortgage Loans the amounts provided for as the Company's Interim Servicing Fee and Ancillary Income. Ancillary Income shall be retained by the Company to the extent not required to be deposited in the Custodial Account. The Company shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for.

            Subsection 11.22 Notification of Adjustments.

            On each Adjustment Date, the Company shall make interest rate adjustments for each Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note. The Company shall execute and deliver the notices required by each Mortgage and Mortgage Note regarding interest rate adjustments. The Company also shall provide timely notification to the Purchaser of all applicable data and information regarding such interest rate adjustments and the Company's methods of implementing such interest rate adjustments. Upon the discovery by the Company or the Purchaser that the Company has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and


                                   Exh. 5-16

Mortgage, the Company shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor.

            Subsection 11.23 Access to Certain Documentation.

            The Company shall provide to any federal or state banking or insurance regulatory authority that may exercise authority over the Purchaser access to the documentation regarding the Mortgage Loans interim serviced by the Company required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Company.

            Subsection 11.24 Reports and Returns to be Filed by the Company.

            The Company shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

            Subsection 11.25 Compliance with REMIC Provisions.

            If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Company shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in
Section 860G(d) of the Code) unless the Company has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.


                                   Exh. 5-17

                                   EXHIBIT 6

                                   [RESERVED]


                                   Exh. 6-1

                                   EXHIBIT 7

                        SERVICING TRANSFER INSTRUCTIONS




                                   Exh. 7-1

                                   EXHIBIT 8

            FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      This Assignment, Assumption and Recognition Agreement (the "Agreement") is made and entered into as of [___________], 200[_] (the "Closing Date"), among [__________________________], a [__________] corporation, having an address at [___________________] (the "Assignor"),
[_____________________________], a [___________________] corporation, having an address at [_________________________________] (the "Assignee"), and
[__________________], a [___________] corporation, having an address at
[_________________] (the "Company"). Any capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Purchase Agreement (as defined below).

      In consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Assignment and Assumption. Except as expressly provided for herein, the Assignor hereby grants, transfers and assigns to the Assignee (a) all of its right, title and interest as "Purchaser" in, to and under that certain Amended and Restated Mortgage Loan Purchase and Interim Servicing Agreement dated as of May 1, 2006, and duly executed by the Company and Goldman Sachs Mortgage Company ("Purchaser") (the "Purchase Agreement") attached hereto as Exhibit A, only with respect to the Mortgage Loans, and (b) all of its right, title and interest in and to each of the mortgage loans identified in Exhibit B hereto (the "Mortgage Loans"). Notwithstanding anything to the contrary contained herein, the Assignor is not assigning to the Assignee any of its right, title and interest as "Purchaser" in, to and under the Purchase Agreement with respect to any other mortgage loan other than those set forth on Exhibit B and furthermore, the Assignor is not assigning to the Assignee, but instead is expressly reserving for the Servicing Rights Owner's exclusive right and benefit only, the following:

      a) any of the Servicing Rights relating to the Mortgage Loans, as the term "Servicing Rights" is defined in the Purchase Agreement and further described herein;

      b) all rights and benefits accorded the Servicing Rights Owner under the Purchase Agreement;

      Except as is otherwise expressly provided herein, the Assignor makes no representations, warranties or covenants to the Assignee and the Assignee acknowledges that the Assignor has no obligations to the Assignee under the terms of the Purchase Agreement, or otherwise relating to the transaction contemplated herein (including, but not limited to, any obligation to repurchase any of the Mortgage Loans or to indemnify the Assignee), and that all such obligations are assumed by the Company.

      The Assignor acknowledges and agrees that upon execution of this Agreement, [____________] shall become the "Purchaser" under the Purchase Agreement, and all


                                    Exh. 8-1
      representations, warranties and covenants by the "Company" to the "Purchaser" under such Purchase Agreement including, but not limited to, the rights to require repurchase of any Mortgage Loan and to receive indemnification, shall accrue to Assignee by virtue of this Agreement.

2. Consideration. In consideration for the sale of the Mortgage Loans to the Assignee, the Assignee agrees to pay to the Assignor the amount referenced in that certain trade confirmation dated as of [____________], 200[__] (the "Confirmation"), and duly executed by the Assignor and the Assignee (the "Purchase Price"). The Assignee shall pay the Purchase Price to the Assignor by wire transfer of immediately available funds to the account designated by the Assignor on or before the Closing Date, as defined in this Confirmation.

3. Servicing of the Mortgage Loans. [From and after the related Servicing Transfer Date, the Servicing Rights Owner shall service the Mortgage Loans for the Assignee in accordance with that certain Servicing Agreement dated as of [________________], by and between the Servicing Rights Owner and the Assignee (the "Servicing Agreement").] Prior to the related Servicing Transfer Date, the Company shall service the Mortgage Loans on an interim basis on behalf of the Assignee and the Servicing Rights Owner in accordance with the Purchase Agreement. The address of the "Purchaser" set forth in Section 16 of the Purchase Agreement shall be changed to read as follows:

                           [___________________]
                           [___________________]
                           [___________________]
                           Attention: [___________]

            The wire transfer instructions for distributions to the Assignee on each Distribution Date shall be as follows:

                           Bank:
                           ABA Routing Number:
                           For Credit to:
                           Attn:

4.    Status of Purchase Agreement. The Assignor represents and warrants that
      (a) the Purchase Agreement attached hereto as Exhibit A is a true, complete and accurate copy of the Purchase Agreement, (b) the Purchase Agreement with respect to each of the Mortgage Loans is in full force and effect as of the date hereof, (c) the Purchase Agreement has not been amended or modified in any respect, (d) there has been no waiver or modification or any agreement to waive or modify any provision, nor has any notice of termination been given, under the Purchase Agreement, (e) the Assignor is not in default, and has received no notice of default, under the Purchase Agreement, and, to the best of the Assignor's knowledge, the Company is not in default under the Purchase Agreement, and (f) to the best of the Assignor's knowledge, there are no offsets, claims or defenses available to the Company with respect to the Purchase Agreement or Mortgage Loans.


                                   Exh. 8-2

5. Covenants, Representations and Warranties of the Assignor. The Assignor represents and warrants to, and covenants with, the Assignee that:

      a. The Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and sell the Mortgage Loans;

      b. The Assignor has full corporate power and authority to execute, deliver and perform under this Agreement, and to consummate the transactions set forth herein. The execution, delivery and performance of the Assignor of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignor. This Agreement has been fully executed and delivered by the Assignor and constitutes the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its respective terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity;

      c. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby;

      d. There is no action, suit, proceeding, investigation or litigation pending or, to the Assignor's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to the Assignor, would adversely affect the sale of the Mortgage Loans to the Assignee, the execution, delivery or enforceability of this Agreement, or the Assignor's ability to perform its obligations under this Agreement;

      e. Immediately prior to payment of the Purchase Price for the Mortgage Loans, the Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever.

      f. The Assignor shall use its reasonable commercial efforts to cause to be delivered to the Assignee all of the Mortgage Loan Documents in accordance with Section 6.03 of the Purchase Agreement.

      g. Each of the terms and conditions set forth in the Purchase Agreement which are required to be satisfied on or before the Closing Date by the Assignor in order for the Assignor to acquire title to the Mortgage Loans has been satisfied unless waived by the prejudiced party(ies).

      h. The Assignor shall deliver to the Assignee on or before the Closing Date the following documents:

                  (1)   a fully executed Agreement and Purchase Agreement; and

                  (2)   the Mortgage Loan Schedule;


                                   Exh. 8-3

6. Covenants, Representations and Warranties of the Company. The Company represents and warrants to, and covenants with, the Assignee that:

      a. The representations and warranties made by the Company under Subsection 7.01 and Subsection 7.02 of the Purchase Agreement are true and correct in all material respects as of the related Closing Date and no event has occurred which, with notice or the passage of time, would constitute a default under the Purchase Agreement.

      b. The Company acknowledges and agrees that upon execution of this Agreement, [___________] shall become the "Purchaser" under the Purchase Agreement but not the Servicing Rights Owner, and all representations, warranties and covenants by the Company as the "Seller" thereunder, including, but not limited to, the representations, warranties and covenants to repurchase any Mortgage Loan and to indemnify the "Purchaser", shall accrue to [__________] by virtue of this Agreement.

7. Covenants, Representations and Warranties of Assignee. The Assignee agrees to be bound, as "Purchaser", by all of the terms, covenants and conditions of the Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor's obligations as "Purchaser" thereunder, with respect to the Mortgage Loans (except for any obligations relating to the Servicing Rights);

8. Governing Law. This Agreement shall be construed in accordance with the laws of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of [________________], except to the extent preempted by federal law.

9. Conflict with Purchase Agreement. To the extent there is any conflict between the terms of the Purchase Agreement and this Agreement, the latter shall be controlling, notwithstanding anything to the contrary contained in the Purchase Agreement.

10. Capitalized Terms. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

11. Counterparts. This Agreement may be executed in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.


                                   Exh. 8-4

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

[Assignor ________________]                  [Assignee ________________]
     the Assignor                                the Assignee

By:  _______________________________         By: _________________________
     Its:                                        Its:

[Company ________________]
     the Company

By:  _______________________________
     Its:


                                   Exh. 8-5

                                   EXHIBIT 9

                       COMPANY'S UNDERWRITING GUIDELINES


                                   Exh. 9-1

                                   EXHIBIT 10

                           FORM OF POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, pursuant to the terms of the Amended and Restated Mortgage Loan Purchase and Interim Servicing Agreement dated as of May 1, 2006 (the "Agreement"), between First National Bank of Nevada ("Company") and Goldman Sachs Mortgage Company ("Purchaser"), Company is selling certain mortgage loans (the "Mortgage Loans") to Purchaser;

      AND WHEREAS, Company is providing this Limited Power of Attorney pursuant to the Agreement;

      NOW, THEREFORE, ______ does hereby make, constitute and appoint Purchaser, Company's true and lawful agent and attorney-in-fact with respect to each Mortgage Loan in Company's name, place and stead: (i) to complete (to the extent necessary) and to cause to be submitted for filing or recording in the appropriate public filing or recording offices, all assignments of mortgage, deeds of trust or similar documents, assignments or reassignments of rents, leases and profits, in each case in favor of Purchaser, and all Form UCC-2 or UCC-3 assignments of financing statements and all other comparable instruments or documents with respect to the Mortgage Loans which are customarily and reasonably necessary or appropriate to assign agreements, documents and instruments pertaining to the Mortgage Loans, and to evidence, provide notice of and perfect such assignments and conveyances in favor of Purchaser in the public records of the appropriate filing and recording offices; (ii) to file or record in the appropriate public filing or recording offices, all other Mortgage Loan documents to be recorded under the terms of the Agreement or any such Mortgage Loan which have not been submitted for filing or recordation by Company on or before the date hereof or which have been so submitted but are subsequently lost or returned unrecorded or unfiled as a result of actual or purported defects therein, in order to evidence, provide notice of and perfect such documents in the public records of the appropriate filing and recording offices; and (iii) to do and perform all acts in connection with the servicing, administration and management of the Mortgage Loans, including but not limited to:

(1) execute and deliver customary consents or waivers and other instruments and documents,

(2) consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages,

(3)   collect any insurance proceeds and other liquidation proceeds,

(4) effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan,

(5) execute and deliver any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties, and


                                   Exh. 10-1

(6) execute all documents customarily and reasonably necessary and appropriate for the transfer post-foreclosure of the previously Mortgaged Properties to third parties, and then to collect the sales proceeds from that transfer.

      The enumeration of particular powers herein is not intended in any way to limit the grant to Purchaser as Company's attorney-in-fact of full power and authority with respect to the Mortgage Loans to complete (to the extent necessary), file and record any documents, instruments or other writings referred to above as fully, to all intents and purposes, as Company might or could do if personally present, hereby ratifying and confirming whatsoever such attorney-in-fact shall and may do by virtue hereof; and Company agrees and represents to those dealing with such attorney-in-fact that they may rely upon this Limited Power of Attorney until termination thereof under the provisions of Article III below. Any and all third parties dealing with Purchaser as Company's attorney-in-fact may rely completely, unconditionally and conclusively on the authority of Purchaser, as applicable, and need not make any inquiry about whether Purchaser is acting pursuant to the Agreement. Any purchaser, title insurance company or other third party may rely upon a written statement by Purchaser that any particular Mortgage Loan or related mortgaged real property in question is subject to and included under this Limited Power of Attorney and the Agreement.

      Any act or thing lawfully done hereunder by Purchaser shall be binding on Company and Company's successors and assigns.

      This Limited Power of Attorney shall continue in full force and effect until the earliest occurrence of any of the following events:

      (i) the transfer by Purchaser of its servicing obligations under the Agreement to another servicer;

      (ii) with respect to any Mortgage Loan, such Mortgage Loan is no longer a part of the Agreement; and

      (iii) the termination of the Agreement in accordance with its terms.

      Nothing herein shall be deemed to amend or modify the Agreement or the respective rights, duties or obligations of Company under the Agreement, and nothing herein shall constitute a waiver of any rights or remedies thereunder.

      Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Agreement.


                                   Exh. 10-2

      IN WITNESS WHEREOF, Company has caused this instrument to be executed and its corporate seal to be affixed hereto by its officer duly authorized as of _____ ___, 200_.

                                    ---------------------------


                                    By: __________________________________
                                        Name:
                                        Title:


                                   Exh. 10-3

                                ACKNOWLEDGEMENT


STATE OF_________)
                 )   ss.:
COUNTY OF________)

            On this ___ day of __________, 200__, before me appeared _______________________, to me personally known, who, being by me duly sworn did say that he/she is the _____________________ of _____________, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors, and said ____________ acknowledged said instrument to be the free act and deed of said corporation.


                                      Name:   _____________________________
                                              Notary Public in and for said
                                              County and State:

My commission expires:

__________________________________


                                   Exh. 10-4

                                   EXHIBIT 11

                          NEW JERSEY LOAN STIPULATIONS

Goldman will purchase the following loans subject to the New Jersey Home Ownership Act of 2002 ("Act"), predicated upon the acceptance of the below outlined stipulations:

Home Loans

Purchase Money

Rate-term refinances

Cash-out refinances

Junior Liens

Rate-term refinances

Cash-out refinances

Stipulations:

-- No Mortgage Loan is a `high cost home loan', `home improvement loan', `manufactured home loan', or junior lien `covered loan' as defined under the Act.

-- `Covered' Rate-term refinances and `Covered' Cash-out refinances do not comprise more than 5% of the pool, in the aggregate.

-- The points and fees threshold calculations under the Act include yield-spread premiums.

-- All loans originated under the Act will be subject to up to 100% due diligence subject to the 20% due diligence maximum.

-- Mortgage Loan files must contain tangible net benefit and high-cost worksheets.

-- Seller will make the Representation that all Mortgage Loans subject to New Jersey's 'flipping' prohibition, as defined under the Act, are in compliance with the 'reasonable, tangible net benefit' standard, as defined under the Act.


                                   Exh. 11-1

                                   EXHIBIT AA

     Exhibit AA The Seller's Purchase, Warranties and Servicing Agreement,
       dated as of April 1, 2006, between Goldman Sachs Mortgage Company and Wachovia Mortgage Corporation


           [See Exhibit 99.1 to Form 8-K filed with the Commission on
             September 8, 2006, Accession No. 0000905148-06-005642


                                      T-4